UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2012

Date of reporting period:	12/31/2012

Item 1	– Reports to Stockholders

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT • DECEMBER 31, 2012

This report is one of several that provides financial information about certain investment choices available under variable life insurance contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of the annual report. Please refer to your variable life insurance contract prospectus to determine which supplements are applicable to you.

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Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

The Prudential Series Fund Table of Contents	Annual Report	December 31, 2012

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Conservative Balanced Portfolio	A1
	Diversified Bond Portfolio	A30
	Equity Portfolio	A57
	Flexible Managed Portfolio	A61
	Global Portfolio	A89
	Government Income Portfolio	A96
	High Yield Bond Portfolio	A103
	Jennison Portfolio	A121
	Money Market Portfolio	A125
	Natural Resources Portfolio	A130
	Small Capitalization Stock Portfolio	A135
	Stock Index Portfolio	A146
	Value Portfolio	A155

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2012

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

The Prudential Series Fund	January 31, 2013

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	11.23%	4.16%	6.67%
Blended Index	9.68	3.70	6.08
S&P 500 Index	15.99	1.66	7.10

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the Conservative Balanced Portfolio returned 11.23%.

The Portfolio is subadvised by Prudential Investment Management Inc. and Quantitative Management Associates LLC. The Portfolio’s investment objective is total investment return consistent with a conservatively managed diversified portfolio.

The Portfolio’s gain for the year reflected strong equity market performance, combined with solid fixed income returns. The Portfolio out-performed its blended benchmark due to solid active returns from the fixed income portion of the Portfolio, timely tactical asset allocation calls, and strong active returns from the equity portion of the Portfolio. The Portfolio was overweight stocks and underweight cash for much of the year though we did retreat closer to benchmarks during the spring slump for stocks. A more aggressive stance toward year end also paid off, as stocks recovered from the post-election correction and rallied strongly on the last day of 2012.

Throughout the year, the news media was full of reports about investors’ and business owners’ anxiety and uncertainty. But at the end of the year, stocks were up more than 15% in the U.S., as the economic recovery continued (albeit at a slow pace), housing showed signs of life, Europe seemed to stabilize a bit, and the worst-case global scenario did not materialize. Aggressive monetary policy in the U.S. and Europe, although politically controversial, seemed to succeed in encouraging somewhat more risk-taking and improving market confidence. These policies will not continue indefinitely, but central banks seemed committed to keeping them in place until clear signs of a more sustainable recovery are apparent.

U.S. Treasury bonds and other high-quality sovereign debt hit record-low yields in 2012 before rising modestly by year-end. Investors continued to pour money into bond funds in 2012, though there were some reports that this flow may have moderated toward year end, and that investors might re-discover stocks in 2013.

The Portfolio uses fully collateralized futures to manage daily cash flows, which had no material impact on portfolio performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Blended Index consists of S&P 500 Index (50%), Barclays U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc., and Quantitative Management Associates LLC are registered investment advisors and Prudential Financial companies.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	10.68%	8.89%	7.13%
Barclays U.S. Aggregate Bond Index	4.22	5.95	5.18

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the Diversified Bond Portfolio returned 10.68%.

The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc. The Portfolio’s investment objective is a high level of income over a longer term while providing reasonable safety of capital.

2012 was an outstanding year for fixed-income securities, especially ones that carried credit risk. This favorable environment enabled the Portfolio to finish the year well ahead of the Barclays U.S. Aggregate Bond Index (the Index), which returned 4.22%. Treasury bonds, mortgage-backed securities and agency debentures, which comprise the vast majority of the Index, were significantly outpaced by riskier assets, as a general improvement in the European sovereign debt crisis quelled investor fears of a catastrophic Euro-zone event triggering excess market volatility. Moreover, repeated intervention by the Federal Reserve (the Fed) led to U.S. government bond yields declining from already low levels at the end of 2011. Bond prices and yields move in opposite directions, so prices rose in this environment.

Helping to push yields lower was the announcement in June of a continuation of Operation Twist, in which the Fed sold shorter-term debt and used the proceeds to buy longer-term Treasuries. In September the Fed unveiled plans to purchase $40 billion per month of agency mortgage-backed securities, and in December the central bank committed to buying an additional $45 per month of longer-term Treasury securities. These new rounds of quantitative easing were dubbed “QE3” and “QE4,” respectively. Likewise, in September the European Central Bank (ECB) announced a program of Outright Monetary Transactions, effectively establishing the ECB as a “lender of last resort” for debt-strapped sovereigns in the Euro-zone.

An overweight to spread sectors which outperformed government bonds was the primary driver of performance relative to the Index. The Portfolio’s overweight in commercial mortgage-backed securities (CMBS) also contributed to returns as the sector has benefited from stabilizing commercial real estate values and improving supply/demand levels. The Portfolio’s positions in high yield corporate bonds, bank loans and emerging market debt also boosted returns.

Security selection was another prominent contributor. In asset-backed securities, positions in AAA-rated collateralized loan obligations were beneficial, as were positions in mortgage-backed securities. In investment grade corporate bonds, an emphasis on financials helped as the sector continued to recover from the global credit crisis that began in 2008.

Foreign exchange positions added value in certain G10 currencies (a group of ten currencies considered to be world’s most liquid) including New Zealand, Australia and the Canadian dollar, and in a variety of emerging market currencies as many outperformed the U.S. dollar for the year. Tactical duration strategies and yield curve positioning also contributed to the Portfolio’s performance. (Duration measures the approximate price change of a bond portfolio for a given change in interest rates.)

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	13.69%	0.97%	7.62%
Portfolio: Class II	13.23	0.56	7.19
Russell 1000® Index	16.42	1.92	7.52
S&P 500 Index	15.99	1.66	7.10

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2012, the Equity Portfolio Class I shares returned 13.69% and Class II shares returned 13.23%.

The Portfolio is subadvised by Jennison Associates LLC (Jennison). The Portfolio’s investment objective is long-term growth of capital.

Despite a largely flat fourth quarter, U.S. equity markets, as measured by the broad market indexes, realized substantial gains for the year. The S&P 500 (the Index) rose nearly 16.0%, with all sectors posting double digit returns except energy and utilities, which had single-digit returns. The financials and consumer discretionary sectors had the strongest performances. The Portfolio underperformed the Index.

Stock selection was detrimental in most sectors, and especially in healthcare and telecommunication services.

Telecommunication services included the largest individual detractor, NII Holdings, a wireless provider that has been converting to 3G services in Latin America and has been hurt by price competition and adverse exchange rates. Other notable detractors came from a variety of sectors, including Marvell Technology Group in information technology, Anadarko Petroleum in energy, and Chipotle Mexican Grill, the fast casual restaurant company, in consumer discretionary. Marvell’s profits declined because of continued weakness in both its mobile and wireless and storage segments. Jennison’s investment expectations did not play out as anticipated and the manager closed its position.

An underweight position in financials further detracted from relative returns. The absence of Bank of America from the Portfolio was the most significant source of relative weakness in the sector.

Stock selection was beneficial in information technology and industrials. Several of the top individual contributors in the Portfolio were information technology companies, including Apple, MasterCard, and salesforce.com. Despite some weak picks in consumer discretionary, several companies in the sector were among the largest individual contributors, including Comcast and Amazon.

Shares of Comcast rose steadily through the period, and the stock remains attractive in Jennison’s view because of the company’s stable growth in its cable business, recent initiatives to fill in gaps in its wireless product lineups, and the likelihood of a large share buyback in the near future.

Salesforce.com, whose hosted applications provide access to software functions remotely as a web-based service, derives strength from its original application, salesforce.com, and new offerings, which are helping the company both expand to new markets and deepen relationships with existing customers.

An overweight position in consumer discretionary and an underweight position in utilities also provided a boost to relative returns. Liberty Global and Lululemon Athletica were two significant consumer discretionary contributors absent from the index.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment advisor and a Prudential Financial company.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	13.37%	3.63%	7.37%
Blended Index	11.07	3.53	6.44
S&P 500 Index	15.99	1.66	7.10

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the Flexible Managed Portfolio returned 13.37%.

The Portfolio is subadvised by Prudential Investment Management, Inc. and Quantitative Management Associates LLC. The Portfolio’s investment objective is total return consistent with an aggressively managed, diversified portfolio.

The Portfolio’s gain for the year reflected strong equity market performance, combined with solid fixed income returns. The Portfolio out-performed its blended benchmark due to solid active returns from the fixed income portion of the Portfolio, timely tactical asset allocation calls, and strong active returns from the equity portion of the Portfolio. The Portfolio was overweight stocks and underweight cash for much of the year, though we did retreat closer to benchmarks during the spring slump for stocks. A more aggressive stance toward year end also paid off, as stocks recovered from the post-election correction and rallied strongly on the last day of 2012.

Throughout the year, the news media was full of reports about investors’ and business owners’ anxiety and uncertainty. But at the end of the year, stocks were up more than 15% in the U.S., as the economic recovery continued (albeit at a slow pace), housing showed signs of life, Europe seemed to stabilize a bit, and the worst-case global scenario did not materialize. Aggressive monetary policy in the U.S. and Europe, although politically controversial, seemed to succeed in encouraging somewhat more risk-taking and improving market confidence. These policies will not continue indefinitely, but central banks seemed committed to keeping them in place until clear signs of a more sustainable recovery are apparent.

U.S. Treasury bonds and other high-quality sovereign debt hit record-low yields in 2012 before rising modestly by year-end. Investors continued to pour money into bond funds in 2012, though there were some reports that this flow may have moderated toward year-end, and that investors might re-discover stocks in 2013.

The Portfolio uses fully collateralized futures to manage daily cash flows, which had no material impact on portfolio performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Blended Index consists of S&P 500 Index (60%), Barclays U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Global Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	17.52%	-1.56%	7.62%
MSCI World Index (GD)	16.54	-0.60	8.08

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the Global Portfolio returned 17.52%.

The Portfolio is subadvised by Marsico Capital Management, LLC (U.S. growth stocks), T. Rowe Price Associates, Inc. (U.S. value stocks), William Blair & Company LLC (international growth stocks), and LSV Asset Management (international value stocks). The Portfolio’s investment objective is to achieve long-term growth of capital.

The MSCI World Index (GD) (the Index) returned 16.54%, with the domestic market performing near the average, Japan considerably behind, and Europe, despite the economic uncertainty there, turning in a strong performance. The United Kingdom was about average. In terms of economic sectors, financials and consumer discretionary led both the domestic and international markets. The international telecommunications, energy, and utilities sectors had negative returns over the year. Although no domestic sector declined, the utilities and energy sectors also were notably weak, the only ones with single-digit returns.

The William Blair International Growth segment was the top contributor to the Portfolio’s good performance relative to the Index, outperforming the broad international equity market during the period because of strong stock selection in the healthcare, industrials, materials, and telecommunication sectors. It also was helped by an underweight in Japan. The T. Rowe Price Large Cap Value segment outperformed the Russell 1000 Value index, driven primarily by good stock selection, particularly within the financial services sector.

On the negative side, both the large cap growth segment managed by Marsico Capital Management and the international value segment managed by LSV Asset Management trailed their targets. Underperformance of the large cap growth segment was due primarily to stock selection in the healthcare, consumer discretionary, and energy sectors. The top detractors in international value were stock selection in the consumer staples sector and overweights in the poor-performing telecommunications services and energy sectors. This was partially offset by good stock selection within the materials sector.

The use of derivative instruments in this Portfolio is not a principal strategy of the four subadvisers. The types of derivatives employed most often are equity futures contracts (to help manage cash flows in the Portfolio) and currency forwards and futures contracts (to hedge a portion of currency exposure in the Portfolio). Currency hedging in the portion of the Portfolio managed by William Blair had a positive impact on portfolio performance during 2012.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.63%	6.04%	4.76%
Barclays Government Bond Index	2.02	5.23	4.66

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the Government Income Portfolio returned 3.63%.

The Portfolio is subadvised by Prudential Investment Management, Inc. and its investment objective is a high level of income over the long term consistent with the preservation of capital.

With the U.S. economy on track to grow at a more moderate pace, bond investors generally became less risk averse, especially through the second half of the year. However, broad fixed income indexes painted a bland picture of overall bond performance in 2012, as the Barclays U.S. Aggregate Bond Index posted a modest return. Tensions in Europe declined through the second half of the year. As a result, yields on the debt of peripheral countries in the Euro-zone declined and created a tailwind for most bonds globally as fears of a financial “contagion-effect” in Europe abated. In the final weeks of the year, the media focused primarily on the so-called “U.S. fiscal cliff.” However, the markets largely shrugged off the cliff, as it morphed into more of a manageable slope.

The Portfolio outperformed its benchmark, the Barclays Government Bond Index (the Index), which returned 2.02%. Sector selection was the primary driver of the Portfolio’s performance. The Portfolio held an overweight exposure relative in the Index to high quality commercial mortgage-backed securities (CMBS) which performed strongly during the year. While it was a decent year for U.S. Treasuries, most other high-quality fixed-income asset classes, including mortgage-backed securities, and CMBS in which the Portfolio invests, outperformed U.S. government debt by a considerable margin. The Portfolio’s underweight in Treasuries and overweight in these other high quality sectors contributed to outperformance.

These positive factors were modestly offset by security selection within the CMBS sector, as the Portfolio had a higher quality bias at a time when lower credit quality securities within the sector were rallying the most.

Tactical duration strategies and yield curve positioning that were partially implemented via interest rate swaps (derivatives) modestly benefited performance. (Duration measures the approximate price change of a bond portfolio for a given change in interest rates.) The Portfolio’s exposure to the Prudential Short Term Bond Fund also benefited performance as the Fund’s net asset value (NAV), which moves inversely from the yield, rose throughout much of the year as yields declined.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the U.S. Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, High Yield Bond Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	14.43%	9.42%	9.73%
Barclays U.S. High Yield 1% Issuer Capped Index	15.50	10.26	10.44

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the High Yield Bond Portfolio returned 14.43%, net of fees and expenses.

The Portfolio is subadvised by Prudential Investment Management, Inc. and its investment objective is high total return.

With the U.S. economy on track to grow at a more moderate pace, bond investors generally became less risk averse, especially through the second half of the year. Tensions in Europe declined through the second half of the year. As a result, yields on the debt of peripheral countries in the Euro-zone declined and created a tailwind for most bonds globally as fears of a financial “contagion-effect” in Europe abated. In the final weeks of the year, the media focused primarily on the so-called “U.S. fiscal cliff.” However, the markets largely shrugged off the cliff, as it morphed into more of a manageable slope.

High yield bonds in the U.S. and in Europe delivered double-digit returns as investors searched for yield in a record-low interest rate environment. In the U.S., high yield bond prices were also supported by relatively stable credit fundamentals. Although the average yield on the broad U.S. high yield market closed the year at a new all-time low, the asset class still offered attractive yields relative to similar-maturity U.S. Treasuries and to periods with similar, low default rates. The European high yield market benefited from strong investor demand, despite ongoing recessionary concerns. Both the U.S and European high yield markets posted record levels of new issuance. In the U.S., a majority of the new supply was used to refinance existing debt, leaving net supply manageable. In Europe, the size of the high yield market expanded nearly 50%, boosted by the entrance of new participants including a number of downgraded issues and issuers from the senior secured loan market.

The Portfolio underperformed its benchmark, the Barclays U.S. High Yield 1% Issuer Capped Index (the Index), which returned 15.50%. An emphasis on higher quality and shorter duration relative to the Index hurt the Portfolio’s performance in a year when lower quality and longer duration bonds outperformed. Sector selection also detracted from performance, in particular, underweights to banking and building materials, and to a lesser extent, insurance and telecom, as these were among the better performing sectors.

Security selection partially offset these negative factors. Selections within health care, pharmaceuticals, media, entertainment and telecom were large contributors to overall performance.

The Portfolio makes use of derivatives including credit default swaps to increase or hedge exposure to individual issuers and the broader market. Use of the CDX, a credit default swap index, provided market exposure during periods of lower liquidity, partially offsetting the drag from cash. Cash held for liquidity purposes in short-term, low-rate securities, created a drag on performance during the strong rally.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays U.S. High Yield 1% Issuer Capped Index is an unmanaged index that covers the universe of U.S. dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	16.18%	3.20%	8.12%
Portfolio: Class II	15.73	2.79	7.67
Russell 1000® Growth Index	15.26	3.12	7.52
S&P 500 Index	15.99	1.66	7.10

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2012, the Jennison Portfolio Class I shares returned 16.18% and Class II shares returned 15.73%.

The Portfolio is subadvised by Jennison Associates LLC (Jennison). The Portfolio’s investment objective is long-term growth of capital.

Information technology holdings contributed most to the Portfolio’s return, as stock selection and an overweight position relative to the Russell 1000® Growth Index were beneficial. Apple reported impressive sales of iPhones, iPads, and Mac personal computers. Jennison believes the company’s innovative product design, software, and operating systems, which allow seamless integration of services and apps across mobile and desktop product lines, will continue to foster consumer loyalty and drive share gains. Salesforce.com’s revenue, earnings, and billings growth exceeded consensus forecasts. Jennison believes its hosted applications market opportunity remains substantial.

MasterCard and Visa rose on strong growth in the value of cardholder transactions and reduced legal risk. Jennison expects both companies to continue to benefit from the consumer shift from paper money to electronic credit/debit transactions. LinkedIn’s global online professional network has altered the talent-recruiting market and provides what Jennison considers unique access to a scale database of active and passive job candidates.

Stock selection and an underweight stance were beneficial in consumer staples, where Whole Foods reported strong sales and earnings, with solid operating margins and continued capital discipline.

In financials, broadcast, communications, and wireless tower operator American Tower benefited from the expansion of mobile data, household migration to wireless-only service, high competitive barriers to entry, pricing power, low maintenance expenses, and international expansion.

Monsanto, the world’s largest agricultural seed maker, was a notable contributor in the materials sector. Jennison views it as a high-quality, technology-driven growth company and consider agriculture sector fundamentals strong.

Overweight positions in consumer discretionary and health care worked well, but stock selection in both sectors detracted from relative return. Watchmaker Fossil fell after reporting lighter-than-projected revenue, partly due to weakness in Europe. Jennison eliminated the Portfolio’s position in Fossil. Reflecting the tenuous nature of consumer confidence, fast casual restaurant company Chipotle Mexican Grill declined on signs of a deceleration in sales activity. Jennison believes Chipotle’s brand positioning and unit-growth opportunities remain positive.

In healthcare, Shire and Bristol-Myers Squibb, which earlier had been rewarded for attractive business opportunities, lagged a surge in biotechnology stocks. Jennison expects Shire’s strong product pipeline to continue to generate strong revenue growth and believes Bristol-Myers will benefit from product momentum, new product launches, pipeline data, and strong business development deals.

An underweight position largely offset detrimental stock selection in energy, where independent oil and natural gas exploration and production company Anadarko Petroleum was hurt by uncertainty related to ongoing litigation. Jennison eliminated the Portfolio’s position in Anadarko.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Money Market Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.00%	0.01%	0.62%	1.75%
Lipper (VIP) Money Market Funds Avg.	N/A	-0.03	0.47	1.58

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELD*

For the year ended December 31, 2012, the Money Market Portfolio returned 0.01%.

The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc. The investment objective is to seek maximum current income consistent with the stability of capital and maintenance of liquidity.

The seven-day current yield and total return of the Portfolio remained near zero throughout the period, as yields on all money market funds in the United States are at historically low levels. Recessionary data kept central bankers around the globe on the path of monetary easing, forcing interest rates lower across the board. The general trend towards a resolution of the European debt problems helped to push three-month LIBOR rates down to 0.30% during the year. At home, the Federal Reserve extended the outlook of easier monetary policy and introduced Mortgage Backed Securities to its Quantitative Easing programs. The Federal Funds effective rate ended the year at 0.09%.

For much of the year, the Portfolio’s weighted average maturity was shorter than the peer group, as tight corporate spreads and a flat yield curve provided few investment opportunities. Furthermore, given the on-going sovereign and banking crisis in Europe, the Portfolio maintained a defensive posture relative to the peer group, which adversely impacted performance. The Fund, instead, maintained a high level of liquidity by purchasing government and agency securities as well as repurchase agreements.

As year-end approached, the Portfolio reduced its exposure to very short-term transactions known as repurchase agreements, which are collateralized by U.S. Treasury securities or federal agency securities, as the collateral necessary for such transactions became less abundant. The Portfolio subsequently increased its holdings of government agency securities primarily by adding LIBOR based agency floating rate securities as spreads on this sector widened.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

*	Source: iMoneyNet, Inc. based on 281 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/25/2012.

The Lipper Variable Insurance Products (VIP) Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

The Prudential Series Fund, Natural Resources Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year	Since Inception
Portfolio: Class I	-2.47%	-3.40%	15.25%	N/A
Portfolio: Class II	-2.92	-3.79	N/A	11.02%
Lipper (VUF) Natural Resources Funds Index	2.01	-4.00	11.70	8.56
S&P 500 Index	15.99	1.66	7.10	4.96

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio (Class II) inception: 4/28/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2012, the Natural Resources Portfolio Class I shares declined by -2.47% and Class II shares declined by -2.92%.

The Portfolio’s subadviser is Jennison Associates LLC (Jennison). The Portfolio’s investment objective is long-term growth of capital.

Much of the Portfolio’s underperformance relative to the broader market reflected the year’s extraordinary commodity price volatility. Persistent concerns over the prospects for global economic growth, especially those centered on Europe and China against a backdrop of continuing political tensions in the Middle East and Africa, have heightened the level of uncertainty in the natural resources sector.

Energy names led Portfolio detractors for the period. Shares of OGX Petroleo e Gas Participacoes, Brazil’s largest independent exploration and production company, rallied at the beginning of 2012, then suffered a notable setback toward the end of June and remained on a downtrend after a disappointing report on one of its key offshore exploratory fields. Despite a series of letdowns regarding its projections, the Portfolio manager continues to believe the company is on the verge of a multi-year growth trajectory that remains underappreciated. Key Energy Services share prices peaked at the end of February and then trended down over the balance of the period as management repeatedly lowered production guidance. Jennison ultimately chose to exit the position in favor of other investment candidates with more promising risk-reward profiles.

Losses by metals and mining holdings Cliffs Natural Resources and Alacer Gold also hurt the year’s performance. Cliffs came under severe pressure in the second half of the period as a steep decline in iron ore prices raised questions about the company’s ability to sustain its dividend. The stock recovered some toward year-end as iron ore prices rose by more than 50% in the fourth quarter on signs of a pickup in China’s economic activity. Despite near-term uncertainty, Jennison believes iron ore is likely to command a higher price than most anticipate over the longer run. Mid-continent petroleum refiners HollyFrontier and Marathon Petroleum led the year’s contributors, benefiting for much of the period from favorable refining margins and wider-than-anticipated discounts for West Texas Intermediate crude oil versus other global light/sweet oils such as Brent and Light Louisiana Sweet. The inland refiners may come up against some near-term macro headwinds, as markets readjust to changing conditions for Gulf Coast refiners. Nevertheless, the manager continues to like both HollyFrontier and Marathon Petroleum for their strong balance sheets, solid management, and demonstrated commitment to growth and returning cash to shareholders.

Independent oil exploration and production company Cobalt International Energy also ended the year among the Portfolio’s leading contributors. The company specializes in drilling for oil in technically challenging, ultra-deepwater and pre-salt fields. The company has a robust near-term drilling slate, and Jennison continues to believe in the potential of its portfolio of assets.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

The Lipper Variable Underlying Funds (VUF) Natural Resources Funds Index is calculated by Lipper Analytical Services, Inc. and consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources Fund classification. The index is rebalanced quarterly. Natural Resources Funds are deemed as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Small Capitalization Stock Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	16.03%	4.87%	10.11%
S&P SmallCap 600 Index	16.33	5.14	10.45

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the Small Capitalization Stock Portfolio returned 16.03%.

The Portfolio is subadvised by Quantitative Management Associates LLC (QMA). The Portfolio’s investment objective is long-term growth of capital.

Throughout 2012, headlines screamed about the very real threats to the U.S. and global economies. Europe was mired in recession. Asian economies, most notably China, slowed. Growth in the U.S. was lackluster and, toward the end of the year, all eyes were focused on the fiscal cliff. Despite these concerns, the market rose strongly during the year. The Portfolio met its objective of closely tracking the performance of the small-cap market as measured by the Index.

During the year, the Portfolio had a small exposure to derivative instruments to enhance its liquidity, but the position did not have a material impact on its performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	15.68%	1.44%	6.80%
S&P 500 Index	15.99	1.66	7.10

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the Stock Index Portfolio returned 15.68%.

The Portfolio is subadvised by Quantitative Management Associates LLC (QMA). The Portfolio’s investment objective is to achieve investment results that generally correspond to the performance of publicly traded common stocks.

Potential tracking error differences, brokerage costs, as well as other costs and expenses of the Portfolio, may cause its return to be lower than that of the S&P 500 Index. It underperformed the S&P 500 Index by a modest amount in 2012.

At the end of the year, Congress was well on its way to partially resolving its differences over the much-dreaded “fiscal cliff,” which should help forestall recessionary fears in the U.S. during 2013. Little noticed was that the S&P 500 turned in a near 16% performance for 2012, its third straight positive annual return. In fact, with a little more luck in the U.S. and abroad, it is possible that 2013 will follow suit, thereby continuing the “quiet bull market” we have enjoyed since 2010.

Housing looked to be on the outer edges of a rebound, which, considering its role in bringing the U.S. economy to its veritable knees in recent years, is a particularly positive sign for the near-term economic future. Other sectors, notably autos, chimed in with positive news for the year. Financials were among the best performing sectors during the year. Economically sensitive sectors, such as industrials and materials, performed well, while defensive sectors such as consumer staples, telecom, and utilities performed poorly.

The Portfolio uses derivative instruments, though not as a principal investment strategy. It had a small position in futures contracts on the S&P 500 Index to help enhance the liquidity of the Portfolio. This exposure did not have a material impact on its performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Value Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	14.62%	0.19%	8.06%
Portfolio: Class II	14.14	-0.22	7.63
Russell 1000® Value Index	17.51	0.59	7.38
S&P 500 Index	15.99	1.66	7.10

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2012, the Value Portfolio Class I shares returned 14.62% and Class II shares returned 14.14%.

The Portfolio is subadvised by Jennison Associates LLC (Jennison). The Portfolio’s investment objective is capital appreciation.

Stock selection in the materials sector was the main driver of the Portfolio’s performance shortfall against its benchmark index. Newmont Mining reported a loss attributed to a $1.6 billion write-down on its Hope Bay mine operations in Canada and also fell in tandem with declining gold prices throughout much of the period. Jennison continues to see Newmont as an attractively valued opportunity, offering dividend growth prospects and other potential returns of capital.

The telecom service sector also detracted from relative results due mostly to one position, NII Holdings. Shares of the Latin American telecommunications provider plummeted during the period as earnings were disappointing due to price competition, as well as a strengthening U.S. dollar. NII’s focus has been on introducing its 3G services on a new network in Chile, Mexico, and Brazil and enhancing its Push-to-Talk (PTT) services. Jennison believes that it will still be several quarters until the turnaround begins to be reflected in improved financial results. Nevertheless, Jennison likes the company’s very capable management and cash-heavy balance sheet, allowing it to fund planned growth projects.

Overweight positions in information technology and energy were also sources of relative weakness.

The healthcare sector was the largest contributor to relative gain due to stock selection, led by Mylan. Shares rose amid several favorable announcements. Credit rating agencies upgraded its rating to investment grade, which frees the company from certain debt covenants and allows it to institute a large stock buyback if it chooses. In addition, Mylan received regulatory approval to produce and sell several different generic versions of brand name drugs. In Jennison’s opinion, Mylan has grown into one of the most attractive global generic drug companies.

An underweight in utilities and an overweight in consumer discretionary boosted relative results. However, stock selection in both sectors was comparatively weak.

Other notable contributors were media companies Comcast and Liberty Global. Shares of Comcast climbed steadily during the period, as net income increased amid rising high-speed Internet subscriptions and fewer customer cancellations. It also reported the best cable revenue growth since the first quarter of 2009. Jennison likes Comcast for its stable growth cable business, recent initiatives in their wireless product lineups, and the likelihood of a large stock buyback in the near future.

Another media company, Liberty Global, also saw its shares rise steadily. Despite Europe’s economic troubles, the company enjoyed strong growth due to an effective pricing strategy and presence in select European markets like Germany, Holland, Belgium, and Switzerland. Jennison believes that Liberty Global is well-positioned, given consumers’ desire for faster broadband and digital television. In addition, Jennison believes that growth will accelerate with the repositioning of its portfolio by selling less successful holdings in Australia and expanding in Europe.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2012

Conservative Balanced
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.0%
Exxon Mobil Corp.	1.6%
U.S. Treasury Notes, 0.750%, 12/31/17	1.3%
Federal National Mortgage Association, 3.500%, TBA 30 YR	1.3%
Government National Mortgage Association, 4.000%, TBA 30 YR	0.9%

Diversified Bond
Allocation	(% of Net Assets	)
Corporate Bonds	44.2%
Commercial Mortgage-Backed Securities	12.3%
Non-Residential Mortgage-Backed Securities	5.5%
Residential Mortgage-Backed Securities	5.3%
Sovereigns	4.8%

Equity
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.4%
MasterCard, Inc. (Class A Stock)	2.5%
Morgan Stanley	2.3%
Google, Inc. (Class A Stock)	2.1%
Amazon.com, Inc.	1.7%

Flexible Managed
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.3%
Exxon Mobil Corp.	2.0%
Chevron Corp.	1.3%
Pfizer, Inc.	1.2%
JPMorgan Chase & Co.	1.1%

Global
Top Five Countries	(% of Net Assets	)
United States	48.6%
United Kingdom	11.3%
Japan	6.7%
France	5.0%
Germany	4.3%

Government Income
Allocation	(% of Net Assets	)
Mortgage-Backed Securities	39.5%
U.S. Treasury Securities	32.7%
Commercial Mortgage-Backed Securities	17.2%
Corporate Bonds	2.4%
U.S. Government Agency Obligations	2.2%

High Yield Bond
Allocation	(% of Net Assets	)
Corporate Bonds	91.1%
Bank Loans	3.4%
Asset-Backed Securities	0.5%
Collateralized Mortgage Obligations	0.1%
Common Stocks	0.1%

Jennison
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	6.1%
Mastercard, Inc.	3.6%
Google, Inc.	3.6%
Amazon.com, Inc.	3.0%
Precision Castparts Corp.	2.6%

Natural Resources
Five Largest Holdings	(% of Net Assets	)
Cameron International Corp.	3.4%
Noble Energy, Inc.	3.3%
Schlumberger Ltd.	2.7%
EOG Resources, Inc.	2.6%
Anadarko Petroleum Corp.	2.5%

Small Capitalization Stock
Five Largest Holdings	(% of Net Assets	)
Extra Space Storage, Inc.	0.7%
Kilroy Realty Corp.	0.7%
Tanger Factory Outlet Centers	0.6%
CommVault Systems, Inc.	0.6%
Cymer, Inc.	0.5%

Stock Index
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.8%
Exxon Mobil Corp.	3.0%
General Electric Co.	1.7%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%

Value
Five Largest Holdings	(% of Net Assets	)
Liberty Global, Inc., Ser. C	4.0%
Comcast Corp. (Class A Stock)	3.0%
Mylan, Inc.	2.9%
Wells Fargo & Co.	2.8%
Flextronics International Ltd.	2.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2012

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Conservative Balanced (Class I)	Actual	$1,000.00	$1,042.80	0.58%	$2.98
	Hypothetical	$1,000.00	$1,022.22	0.58%	$2.95
Diversified Bond (Class I)	Actual	$1,000.00	$1,054.60	0.44%	$2.27
	Hypothetical	$1,000.00	$1,022.92	0.44%	$2.24
Equity (Class I)	Actual	$1,000.00	$1,074.10	0.47%	$2.45
	Hypothetical	$1,000.00	$1,022.77	0.47%	$2.39
Equity (Class II)	Actual	$1,000.00	$1,072.00	0.87%	$4.53
	Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42
Flexible Managed (Class I)	Actual	$1,000.00	$1,052.70	0.63%	$3.25
	Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20
Global (Class I)	Actual	$1,000.00	$1,101.30	0.83%	$4.38
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22
Government Income (Class I)	Actual	$1,000.00	$1,015.30	0.49%	$2.48
	Hypothetical	$1,000.00	$1,022.67	0.49%	$2.49
High Yield Bond (Class I)	Actual	$1,000.00	$1,073.60	0.57%	$2.97
	Hypothetical	$1,000.00	$1,022.27	0.57%	$2.90
Jennison (Class I)	Actual	$1,000.00	$1,044.10	0.63%	$3.24
	Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20
Jennison (Class II)	Actual	$1,000.00	$1,042.10	1.03%	$5.29
	Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23
Money Market (Class I)	Actual	$1,000.00	$1,000.00	0.23%	$1.16
	Hypothetical	$1,000.00	$1,023.98	0.23%	$1.17

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2012

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Natural Resources (Class I)	Actual	$1,000.00	$1,091.30	0.49%	$2.58
	Hypothetical	$1,000.00	$1,022.67	0.49%	$2.49
Natural Resources (Class II)	Actual	$1,000.00	$1,088.70	0.89%	$4.67
	Hypothetical	$1,000.00	$1,020.66	0.89%	$4.52
Small Capitalization Stock (Class I)	Actual	$1,000.00	$1,076.60	0.46%	$2.40
	Hypothetical	$1,000.00	$1,022.82	0.46%	$2.34
Stock Index (Class I)	Actual	$1,000.00	$1,057.90	0.32%	$1.66
	Hypothetical	$1,000.00	$1,023.53	0.32%	$1.63
Value (Class I)	Actual	$1,000.00	$1,104.50	0.43%	$2.27
	Hypothetical	$1,000.00	$1,022.97	0.43%	$2.19
Value (Class II)	Actual	$1,000.00	$1,102.40	0.83%	$4.39
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2012, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 92.7%
COMMON STOCKS — 52.5%	Shares	Value (Note 2)
Aerospace & Defense — 1.2%
BAE Systems PLC (United Kingdom)	16,977	$94,362
Boeing Co. (The)	60,600	4,566,816
European Aeronautic Defense and Space Co. NV (Netherlands)	9,218	363,387
General Dynamics Corp.	31,700	2,195,859
Honeywell International, Inc.	68,412	4,342,110
L-3 Communications Holdings, Inc.	9,000	689,580
Lockheed Martin Corp.	24,000	2,214,960
Northrop Grumman Corp.	22,962	1,551,772
Precision Castparts Corp.	12,900	2,443,518
Raytheon Co.	28,700	1,651,972
Rockwell Collins, Inc.(a)	14,000	814,380
Singapore Technologies Engineering Ltd. (Singapore)	33,000	104,155
Textron, Inc.	23,100	572,649
Thales SA (France)	8,280	288,498
United Technologies Corp.	75,200	6,167,152

		28,061,170

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	14,600	923,012
Deutsche Post AG (Germany)	8,206	180,742
Expeditors International of Washington, Inc.	18,600	735,630
FedEx Corp.	27,500	2,522,300
United Parcel Service, Inc. (Class B Stock)	66,400	4,895,672

		9,257,356

Airlines
Ryanair Holdings PLC (Ireland), ADR	8,300	284,524
Southwest Airlines Co.	67,800	694,272

		978,796

Auto Components — 0.2%
BorgWarner, Inc.*(a)	10,200	730,524
Bridgestone Corp. (Japan)	3,300	85,904
CIE Generale des Etablissements Michelin (France) (Class B Stock)	3,929	376,475
Delphi Automotive PLC*	23,500	898,875
Denso Corp. (Japan)	1,200	41,789
Goodyear Tire & Rubber Co. (The)*	28,000	386,680
Johnson Controls, Inc.	62,000	1,903,400
Toyoda Gosei Co. Ltd. (Japan)	4,400	89,438

		4,513,085

Automobiles — 0.3%
Bayerische Motoren Werke AG (Germany)	2,347	228,390
Daihatsu Motor Co. Ltd. (Japan)	1,000	19,923
Fiat SpA (Italy)*	15,003	75,577
Ford Motor Co.(a)	336,785	4,361,366
Fuji Heavy Industries Ltd. (Japan)	26,000	327,868
Harley-Davidson, Inc.	19,800	967,032
Isuzu Motors Ltd. (Japan)	9,000	53,707
Mazda Motor Corp. (Japan)*	14,000	28,732
Mitsubishi Motors Corp. (Japan)*	20,000	20,678
Nissan Motor Co. Ltd. (Japan)	2,200	20,875
Suzuki Motor Corp. (Japan)	13,000	340,188
Toyota Motor Corp. (Japan)	9,800	457,622

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Volkswagen AG (Germany)	152	$32,975

		6,934,933

Beverages — 1.3%
Anheuser-Busch InBev NV (Belgium)	1,954	170,164
Asahi Breweries Ltd. (Japan)	2,000	42,586
Beam, Inc.	14,000	855,260
Brown-Forman Corp. (Class B Stock)	13,650	863,363
Coca-Cola Amatil Ltd. (Australia)	8,694	122,180
Coca-Cola Co. (The)	349,500	12,669,375
Coca-Cola Enterprises, Inc.	28,400	901,132
Constellation Brands, Inc. (Class A Stock)*	13,000	460,070
Diageo PLC (United Kingdom)	11,409	332,307
Dr Pepper Snapple Group, Inc.(a)	19,900	879,182
Heineken Holding NV (Netherlands)	5,612	309,013
Heineken NV (Netherlands)	1,338	89,705
Molson Coors Brewing Co. (Class B Stock)	13,300	569,107
Monster Beverage Corp.*	13,200	698,016
PepsiCo, Inc.	139,107	9,519,092
SABMiller PLC (United Kingdom)	11,020	511,453

		28,992,005

Biotechnology — 0.8%
Actelion Ltd. (Switzerland)	560	26,796
Alexion Pharmaceuticals, Inc.*	16,800	1,576,008
Amgen, Inc.	68,587	5,920,430
Biogen Idec, Inc.*	20,890	3,063,936
Celgene Corp.*	39,900	3,140,928
CSL Ltd. (Australia)	4,312	243,445
Gilead Sciences, Inc.*	66,600	4,891,770

		18,863,313

Building Products
Asahi Glass Co. Ltd. (Japan)	5,000	36,508
Masco Corp.	33,500	558,110

		594,618

Capital Markets — 1.1%
Aberdeen Asset Management PLC (United Kingdom)	52,750	317,420
Ameriprise Financial, Inc.	19,320	1,210,012
Bank of New York Mellon Corp. (The)(a)	108,158	2,779,661
BlackRock, Inc. (Class A Stock)(a)	11,400	2,356,494
Charles Schwab Corp. (The)(a)	95,250	1,367,790
E*Trade Financial Corp.*	25,520	228,404
Franklin Resources, Inc.	12,500	1,571,250
GAM Holding AG (Switzerland)	10,053	136,790
Goldman Sachs Group, Inc. (The)	40,900	5,217,204
Hargreaves Lansdown PLC (United Kingdom)	26,122	292,161
Invesco Ltd.	39,400	1,027,946
Legg Mason, Inc.(a)	10,200	262,344
Morgan Stanley	131,480	2,513,898
Northern Trust Corp.	21,900	1,098,504
State Street Corp.	43,200	2,030,832
T. Rowe Price Group, Inc.	23,100	1,504,503

		23,915,213

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals — 1.3%
Air Liquide SA (France)	291	$36,764
Air Products & Chemicals, Inc.	19,000	1,596,380
Airgas, Inc.	6,700	611,643
Asahi Kasei Corp. (Japan)	6,000	35,479
BASF SE (Germany)	7,628	721,307
CF Industries Holdings, Inc.	5,700	1,158,012
Dow Chemical Co. (The)(a)	104,131	3,365,514
E.I. du Pont de Nemours & Co.	82,420	3,706,427
Eastman Chemical Co.	13,500	918,675
Ecolab, Inc.	23,600	1,696,840
FMC Corp.	11,500	672,980
International Flavors & Fragrances, Inc.	8,200	545,628
Israel Chemicals Ltd. (Israel)	2,660	32,035
Koninklijke DSM NV (Netherlands)	4,676	284,984
Kuraray Co. Ltd. (Japan)	1,700	22,286
LyondellBasell Industries NV (Class A Stock)	32,500	1,855,425
Monsanto Co.	46,994	4,447,982
Mosaic Co. (The)	26,100	1,478,043
Nitto Denko Corp. (Japan)	800	39,399
PPG Industries, Inc.	13,600	1,840,760
Praxair, Inc.	26,100	2,856,645
Sherwin-Williams Co. (The)	7,600	1,169,032
Sigma-Aldrich Corp.	10,700	787,306
Syngenta AG (Switzerland)	1,022	412,874
Yara International ASA (Norway)	6,585	328,319

		30,620,739

Commercial Banks — 1.7%
Aozora Bank Ltd. (Japan)	92,000	282,874
Australia & New Zealand Banking Group Ltd. (Australia)	3,241	85,357
Banco Santander SA (Spain)	52,767	428,840
Bank Hapoalim BM (Israel)*	68,422	293,561
Bank of Yokohama Ltd. (The) (Japan)	6,000	27,898
Barclays PLC (United Kingdom)	96,535	419,348
BB&T Corp.	62,800	1,828,108
BNP Paribas SA (France)	354	20,153
Chiba Bank Ltd. (The) (Japan)	4,000	23,433
Comerica, Inc.(a)	17,400	527,916
Commonwealth Bank of Australia (Australia).	3,512	228,725
DBS Group Holdings Ltd. (Singapore)	9,000	110,489
DNB ASA (Norway)	27,353	349,617
Fifth Third Bancorp	81,621	1,239,823
First Horizon National Corp.	25,887	256,540
HSBC Holdings PLC (United Kingdom)	68,098	721,623
Huntington Bancshares, Inc.	78,236	499,928
KeyCorp	89,100	750,222
M&T Bank Corp.	11,400	1,122,558
Mitsubishi UFJ Financial Group, Inc. (Japan)	62,400	337,653
Mizuho Financial Group, Inc. (Japan)	268,300	491,924
National Australia Bank Ltd. (Australia)	4,652	122,362
Oversea-Chinese Banking Corp. Ltd. (Singapore)	13,000	104,754

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
PNC Financial Services Group, Inc.	46,733	$2,725,001
Regions Financial Corp.	129,603	922,773
Resona Holdings, Inc. (Japan)	73,500	336,069
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	40,512	346,608
Sumitomo Mitsui Financial Group, Inc. (Japan)	14,600	530,591
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	97,000	341,761
SunTrust Banks, Inc.	48,500	1,374,975
Swedbank AB (Sweden) (Class A Stock)	18,751	368,370
U.S. Bancorp	169,985	5,429,321
Wells Fargo & Co.	444,564	15,195,198
Westpac Banking Corp. (Australia)	26,405	723,494
Zions Bancorporation(a)	15,550	332,770

		38,900,637

Commercial Services & Supplies — 0.3%
ADT Corp. (The)	21,000	976,290
Avery Dennison Corp.(a)	10,200	356,184
Cintas Corp.(a)	8,900	364,010
Iron Mountain, Inc.	16,985	527,384
Pitney Bowes, Inc.(a)	20,700	220,248
Republic Services, Inc. (Class A Stock)	28,565	837,811
Secom Co. Ltd. (Japan)	1,100	55,421
Stericycle, Inc.*	6,900	643,563
Tyco International Ltd.	42,000	1,228,500
Waste Management, Inc.	40,342	1,361,139

		6,570,550

Communications Equipment — 1.0%
Cisco Systems, Inc.	477,400	9,380,910
F5 Networks, Inc.*	7,000	680,050
Harris Corp.	9,400	460,224
JDS Uniphase Corp.*	21,475	290,771
Juniper Networks, Inc.*	48,100	946,127
Motorola Solutions, Inc.	25,389	1,413,660
QUALCOMM, Inc.	152,600	9,464,252

		22,635,994

Computers & Peripherals — 2.6%
Apple, Inc.	84,400	44,987,732
Dell, Inc.	136,900	1,386,797
EMC Corp.*	185,950	4,704,535
Gemalto NV (France)	3,408	307,624
Hewlett-Packard Co.	179,848	2,562,834
NEC Corp. (Japan)*	156,000	329,057
NetApp, Inc.*	34,000	1,140,700
SanDisk Corp.*(a)	22,100	962,676
Seagate Technology PLC(a)	32,100	978,408
Toshiba Corp. (Japan)	20,000	79,164
Western Digital Corp.	22,000	934,780

		58,374,307

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	2,798	70,912

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering (continued)
Chiyoda Corp. (Japan)	3,000	$42,976
Eiffage SA (France)	2,209	98,977
Ferrovial SA (Spain)	21,153	314,893
Fluor Corp.	15,700	922,218
Jacobs Engineering Group, Inc.*	12,700	540,639
JGC Corp. (Japan)	1,000	31,161
Koninklijke Boskalis Westminster NV (Netherlands)	6,662	301,570
Quanta Services, Inc.*	16,700	455,743
Vinci SA (France)	1,697	81,706

		2,860,795

Construction Materials
Imerys SA (France)	1,037	66,512
Vulcan Materials Co.	10,300	536,115

		602,627

Consumer Finance — 0.5%
American Express Co.	88,300	5,075,484
Capital One Financial Corp.	51,561	2,986,929
Discover Financial Services	46,940	1,809,537
SLM Corp.	43,000	736,590

		10,608,540

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	6,272	53,010
Ball Corp.(a)	13,200	590,700
Bemis Co., Inc.	11,300	378,098
Owens-Illinois, Inc.*	13,500	287,145
Sealed Air Corp.	17,100	299,421

		1,608,374

Distributors
Genuine Parts Co.	14,200	902,836

Diversified Consumer Services
Apollo Group, Inc. (Class A Stock)*(a)	8,800	184,096
H&R Block, Inc.	27,100	503,247

		687,343

Diversified Financial Services — 1.8%
Bank of America Corp.	963,821	11,180,323
Citigroup, Inc.	261,785	10,356,215
CME Group, Inc. (Class A Stock)	29,200	1,480,732
Groupe Bruxelles Lambert SA (Belgium)	1,299	103,604
Industrivarden AB (Sweden) (Class C Stock)	4,590	76,472
IntercontinentalExchange, Inc.*(a)	6,500	804,765
Investment AB Kinnevik (Sweden) (Class B Stock)	1,055	22,068
Investor AB (Sweden) (Class B Stock)	13,186	346,398
JPMorgan Chase & Co.	341,745	15,026,528
Leucadia National Corp.(a)	19,700	468,663
Moody’s Corp.	17,000	855,440
NASDAQ OMX Group, Inc. (The)	11,600	290,116
NYSE Euronext	24,400	769,576
ORIX Corp. (Japan)	540	60,998

		41,841,898

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services — 1.5%
AT&T, Inc.	513,568	$17,312,377
BT Group PLC (United Kingdom)	96,283	367,341
CenturyLink, Inc.	56,036	2,192,128
Deutsche Telekom AG (Germany)	39,237	446,634
France Telecom SA (France)	9,636	106,901
Frontier Communications Corp.(a)	78,990	338,077
Nippon Telegraph & Telephone Corp. (Japan)	8,800	370,506
Telecom Corp. of New Zealand Ltd. (New Zealand)	9,525	18,029
Telecom Italia SpA (Italy)	38,377	34,811
Telecom Italia SpA-RSP (Italy)	140,309	111,671
Telenor ASA (Norway)	3,563	72,549
Telstra Corp. Ltd. (Australia)	22,399	102,067
Verizon Communications, Inc.	255,276	11,045,792
Vivendi SA (France)	6,649	150,374
Windstream Corp.	57,357	474,916

		33,144,173

Electric Utilities — 1.0%
American Electric Power Co., Inc.	43,960	1,876,213
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	4,000	24,708
Duke Energy Corp.	62,061	3,959,492
Edison International	27,700	1,251,763
Electricite de France SA (France)	14,872	275,587
Enel SpA (Italy)	44,004	183,035
Energias de Portugal SA (Portugal)	102,800	312,697
Entergy Corp.	16,600	1,058,250
Exelon Corp.	76,513	2,275,497
FirstEnergy Corp.	37,406	1,562,074
Iberdrola SA (Spain)	21,041	117,508
NextEra Energy, Inc.	36,900	2,553,111
Northeast Utilities	27,300	1,066,884
Pepco Holdings, Inc.(a)	20,000	392,200
Pinnacle West Capital Corp.	10,500	535,290
Power Assets Holdings Ltd. (Hong Kong)	7,500	64,347
PPL Corp.	52,100	1,491,623
Red Electrica Corp. SA (Spain)	800	39,517
Southern Co.	78,400	3,356,304
Xcel Energy, Inc.	44,310	1,183,520

		23,579,620

Electrical Equipment — 0.2%
Alstom SA (France)	3,783	152,395
Emerson Electric Co.	64,200	3,400,032
Rockwell Automation, Inc.	11,800	991,082
Roper Industries, Inc.	8,700	969,876
Sumitomo Electric Industries Ltd. (Japan)	1,900	21,962

		5,535,347

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp. (Class A Stock)	13,600	879,920
Corning, Inc.	138,500	1,747,870
FLIR Systems, Inc.	15,600	348,036
FUJIFILM Holdings Corp. (Japan)	1,100	22,132
Hitachi Ltd. (Japan)	24,000	141,228

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Jabil Circuit, Inc.	13,900	$268,131
Keyence Corp. (Japan)	200	55,465
Kyocera Corp. (Japan)	800	72,532
Molex, Inc.(a)	13,000	355,290
TE Connectivity Ltd.	36,100	1,340,032

		5,230,636

Energy Equipment & Services — 0.9%
Aker Solutions ASA (Norway)	840	17,395
Baker Hughes, Inc.	38,798	1,584,511
Cameron International Corp.*	22,500	1,270,350
Diamond Offshore Drilling, Inc.(a)	6,000	407,760
Ensco PLC (Class A Stock)	20,500	1,215,240
FMC Technologies, Inc.*	21,800	933,694
Halliburton Co.	81,700	2,834,173
Helmerich & Payne, Inc.	10,700	599,307
Nabors Industries Ltd.*	27,700	400,265
National Oilwell Varco, Inc.	37,900	2,590,465
Noble Corp.	22,100	769,522
Rowan Cos. PLC (Class A Stock)*	9,600	300,192
Schlumberger Ltd.	117,618	8,149,751
Seadrill Ltd. (Norway)	3,156	116,273
Transocean Ltd. (Switzerland)	1,841	82,539

		21,271,437

Food & Staples Retailing — 1.3%
Aeon Co. Ltd. (Japan)	3,100	35,428
Casino Guichard Perrachon SA (France)	415	39,750
Costco Wholesale Corp.	38,100	3,763,137
CVS Caremark Corp.	113,048	5,465,871
Delhaize Group SA (Belgium)	7,504	302,254
J Sainsbury PLC (United Kingdom)	55,343	313,112
Kesko OYJ (Finland) (Class B Stock)	1,928	63,297
Koninklijke Ahold NV (Netherlands)	10,473	140,433
Kroger Co. (The)	50,746	1,320,411
Lawson, Inc. (Japan)	300	20,351
Safeway, Inc.(a)	22,300	403,407
Seven & I Holdings Co. Ltd. (Japan)	3,900	109,944
Sysco Corp.	53,200	1,684,312
Walgreen Co.	75,500	2,794,255
Wal-Mart Stores, Inc.	152,200	10,384,606
Wesfarmers Ltd. (Australia)	2,475	95,489
Whole Foods Market, Inc.	14,800	1,351,684
Woolworths Ltd. (Australia)	15,549	477,019

		28,764,760

Food Products — 1.0%
Ajinomoto Co., Inc. (Japan)	3,000	39,697
Archer Daniels Midland Co.	60,226	1,649,590
Associated British Foods PLC (United Kingdom)	1,829	46,728
Campbell Soup Co.	15,000	523,350
ConAgra Foods, Inc.	38,600	1,138,700
Dean Foods Co.*	13,700	226,187
General Mills, Inc.	58,500	2,363,985
H.J. Heinz Co.(a)	28,200	1,626,576
Hershey Co. (The)(a)	13,900	1,003,858
Hormel Foods Corp.	10,400	324,584

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
J.M. Smucker Co. (The)	10,600	$914,144
Kellogg Co.	20,700	1,156,095
Kraft Foods Group, Inc.	52,117	2,369,760
McCormick & Co., Inc.	11,400	724,242
Mead Johnson Nutrition Co.	17,667	1,164,079
Mondelez International, Inc. (Class A Stock)	156,353	3,982,311
Nestle SA (Switzerland)	16,596	1,082,781
Suedzucker AG (Germany)	7,333	301,000
Tate & Lyle PLC (United Kingdom)	24,785	306,647
Tyson Foods, Inc. (Class A Stock)	26,300	510,220
Unilever NV (Netherlands)	8,405	321,607

		21,776,141

Gas Utilities — 0.1%
AGL Resources, Inc.	9,339	373,280
Enagas (Spain)	13,927	298,374
Gas Natural SDG SA (Spain)	2,877	51,865
ONEOK, Inc.	18,600	795,150
Tokyo Gas Co. Ltd. (Japan)	6,000	27,414

		1,546,083

Healthcare Equipment & Supplies — 0.9%
Baxter International, Inc.(a)	48,600	3,239,676
Becton Dickinson and Co.	17,400	1,360,506
Boston Scientific Corp.*	135,267	775,080
C.R. Bard, Inc.	7,700	752,598
CareFusion Corp.*	20,175	576,602
Coloplast A/S (Denmark) (Class B Stock)	454	22,264
Covidien PLC	41,800	2,413,532
DENTSPLY International, Inc.	11,200	443,632
Edwards Lifesciences Corp.*	10,300	928,751
Elekta AB (Sweden) (Class B Stock)	1,919	29,922
Intuitive Surgical, Inc.*	3,500	1,716,295
Medtronic, Inc.	91,600	3,757,432
St. Jude Medical, Inc.	27,500	993,850
Stryker Corp.	28,400	1,556,888
Varian Medical Systems, Inc.*(a)	10,100	709,424
Zimmer Holdings, Inc.	15,300	1,019,898

		20,296,350

Healthcare Providers & Services — 1.0%
Aetna, Inc.(a)	31,700	1,467,710
AmerisourceBergen Corp. (Class A Stock)(a)	21,400	924,052
Cardinal Health, Inc.	29,750	1,225,105
CIGNA Corp.	26,400	1,411,344
Coventry Health Care, Inc.	13,050	585,031
DaVita, Inc.*	7,900	873,187
Express Scripts Holding Co.*	70,949	3,831,246
Fresenius SE & Co. KGaA (Germany)	213	24,510
Humana, Inc.	14,900	1,022,587
Laboratory Corp. of America Holdings*	8,200	710,284
McKesson Corp.	20,730	2,009,981
Patterson Cos., Inc.	9,000	308,070
Quest Diagnostics, Inc.	14,200	827,434
Ramsay Health Care Ltd. (Australia)	4,366	124,529
Tenet Healthcare Corp.*(a)	11,150	362,040

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Providers & Services (continued)
UnitedHealth Group, Inc.	93,500	$5,071,440
WellPoint, Inc.	28,500	1,736,220

		22,514,770

Healthcare Technology
Cerner Corp.*(a)	13,300	1,032,612

Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	40,200	1,478,154
Chipotle Mexican Grill, Inc.*	2,850	847,761
Darden Restaurants, Inc.	10,750	484,502
Flight Centre Ltd. (Australia)	2,193	62,053
Galaxy Entertainment Group Ltd. (Hong Kong)*	84,000	336,822
International Game Technology	28,200	399,594
Marriott International, Inc. (Class A Stock)	22,628	843,346
McDonald’s Corp.	89,600	7,903,616
Oriental Land Co. Ltd. (Japan)	2,500	302,761
SJM Holdings Ltd. (Hong Kong)	10,000	23,601
Starbucks Corp.	66,700	3,576,454
Starwood Hotels & Resorts Worldwide, Inc.	17,600	1,009,536
Tatts Group, Ltd. (Australia)	7,147	22,511
TUI Travel PLC (United Kingdom)	62,767	291,256
Whitbread PLC (United Kingdom)	1,102	44,284
Wyndham Worldwide Corp.	12,320	655,547
Wynn Resorts Ltd.	7,100	798,679
Yum! Brands, Inc.	40,600	2,695,840

		21,776,317

Household Durables — 0.2%
D.R. Horton, Inc.	22,400	443,072
Garmin Ltd. (Switzerland)(a)	7,800	318,396
Harman International Industries, Inc.	6,400	285,696
Leggett & Platt, Inc.	11,700	318,474
Lennar Corp. (Class A Stock)(a)	12,900	498,843
Newell Rubbermaid, Inc.	27,314	608,283
Pulte Group, Inc.*(a)	33,522	608,760
Sekisui House Co. Ltd. (Japan)	3,000	32,849
Sony Corp. (Japan)	5,100	57,199
Whirlpool Corp.	7,326	745,420

		3,916,992

Household Products — 1.1%
Clorox Co. (The)	11,800	863,996
Colgate-Palmolive Co.	40,900	4,275,686
Kimberly-Clark Corp.	35,300	2,980,379
Procter & Gamble Co. (The)	246,725	16,750,160
Reckitt Benckiser Group PLC (United Kingdom)	5,061	321,272
Svenska Cellulosa AB (Sweden) (Class B Stock)	2,896	62,967

		25,254,460

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)	61,100	653,770
NRG Energy, Inc.	25,900	595,441

		1,249,211

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates — 1.3%
3M Co.	57,000	$5,292,450
Danaher Corp.	50,300	2,811,770
General Electric Co.	944,300	19,820,857
Hutchison Whampoa Ltd. (Hong Kong)	25,000	264,924
Keppel Corp. Ltd. (Singapore)	4,000	36,526
Koninklijke Philips Electronics NV (Netherlands)	7,088	187,693
Siemens AG (Germany)	638	69,766

		28,483,986

Insurance — 2.1%
ACE Ltd.	30,700	2,449,860
Aegon NV (Netherlands)	53,049	342,689
Aflac, Inc.(a)	41,200	2,188,544
Ageas (Belgium)	1,187	35,073
Allianz SE (Germany)	4,259	593,695
Allstate Corp. (The)	43,300	1,739,361
American International Group, Inc.*	130,239	4,597,437
Aon PLC (United Kingdom)	30,500	1,695,800
Assurant, Inc.	8,400	291,480
AXA SA (France)	9,062	162,716
Berkshire Hathaway, Inc. (Class B Stock)*	163,200	14,639,040
Chubb Corp.	24,700	1,860,404
Cincinnati Financial Corp.	15,537	608,429
Genworth Financial, Inc. (Class A Stock)*	47,000	352,970
Hannover Rueckversicherung AG (Germany)	3,863	302,566
Hartford Financial Services Group, Inc. (The)	42,700	958,188
Insurance Australia Group Ltd. (Australia)	7,997	39,388
Legal & General Group PLC (United Kingdom)	148,778	356,752
Lincoln National Corp.	28,918	748,976
Loews Corp.	29,275	1,192,956
Marsh & McLennan Cos., Inc.	50,600	1,744,182
MetLife, Inc.	96,500	3,178,710
Muenchener Rueckversicherungs AG (Germany)	2,487	448,975
Principal Financial Group, Inc.	29,200	832,784
Progressive Corp. (The)(a)	54,200	1,143,620
Sampo OYJ (Finland) (Class A Stock)	1,738	56,287
Standard Life PLC (United Kingdom)	62,947	344,098
Swiss Life Holding AG (Switzerland)	478	63,802
Swiss Re AG (Switzerland)	5,631	408,241
Torchmark Corp.	9,750	503,782
Travelers Cos., Inc. (The)	35,735	2,566,488
Unum Group	29,810	620,644
XL Group PLC	28,700	719,222

		47,787,159

Internet & Catalog Retail — 0.5%
Amazon.com, Inc.*	32,100	8,061,594
Expedia, Inc.	8,150	500,817
Netflix, Inc.*(a)	4,600	426,788
priceline.com, Inc.*	4,450	2,764,340

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Catalog Retail (continued)
Tripadvisor, Inc.*(a)	8,250	$346,170

		12,099,709

Internet Software & Services — 1.1%
Akamai Technologies, Inc.*	16,100	658,651
Dena Co. Ltd. (Japan)	600	19,683
eBay, Inc.*	102,900	5,249,958
Google, Inc. (Class A Stock)*	23,850	16,918,474
VeriSign, Inc.*(a)	13,900	539,598
Yahoo! Japan Corp. (Japan)	857	277,493
Yahoo!, Inc.*(a)	98,400	1,958,160

		25,622,017

IT Services — 1.9%
Accenture PLC (Ireland) (Class A Stock)	56,800	3,777,200
Amadeus IT Holding SA (Spain) (Class A Stock)	1,565	39,550
Automatic Data Processing, Inc.	42,400	2,417,224
Cap Gemini SA (France)	6,925	302,815
Cognizant Technology Solutions Corp. (Class A Stock)*	26,900	1,991,945
Computer Sciences Corp.	12,500	500,625
Fidelity National Information Services, Inc.	21,300	741,453
Fiserv, Inc.*	11,600	916,748
International Business Machines Corp.	96,100	18,407,955
Mastercard, Inc. (Class A Stock)	9,400	4,618,032
Otsuka Corp. (Japan)	1,800	136,189
Paychex, Inc.	29,800	927,972
SAIC, Inc.	29,000	328,280
Teradata Corp.*	15,200	940,728
Total System Services, Inc.	15,596	334,066
Visa, Inc. (Class A Stock)	46,200	7,002,996
Western Union Co. (The)	57,110	777,267

		44,161,045

Leisure Equipment & Products — 0.1%
Hasbro, Inc.(a)	9,900	355,410
Mattel, Inc.	29,951	1,096,805
Namco Bandai Holdings, Inc. (Japan)	22,600	292,946

		1,745,161

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	31,614	1,294,277
Life Technologies Corp.*	15,501	760,789
PerkinElmer, Inc.	10,100	320,574
Thermo Fisher Scientific, Inc.	33,300	2,123,874
Waters Corp.*	7,300	635,976

		5,135,490

Machinery — 1.1%
Caterpillar, Inc.	57,500	5,150,850
Cummins, Inc.	16,100	1,744,435
Deere & Co.	35,100	3,033,342
Dover Corp.	15,900	1,044,789
Eaton Corp.	39,837	2,159,165
Fiat Industrial SpA (Italy)	29,924	327,836
Flowserve Corp.	4,600	675,280
GEA Group AG (Germany)	908	29,524
Hino Motors Ltd. (Japan)	34,000	307,320

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Illinois Tool Works, Inc.	39,600	$2,408,076
Ingersoll-Rand PLC	27,100	1,299,716
Joy Global, Inc.	10,300	656,934
Kone OYJ (Finland) (Class B Stock)	4,545	336,149
Kubota Corp. (Japan)	5,000	57,487
Makita Corp. (Japan)	600	27,873
Mitsubishi Heavy Industries, Ltd. (Japan)	15,000	72,558
PACCAR, Inc.	31,043	1,403,454
Pall Corp.(a)	9,600	578,496
Parker Hannifin Corp.	12,865	1,094,297
Pentair Ltd.	18,077	888,485
Snap-on, Inc.	4,800	379,152
Stanley Black & Decker, Inc.	15,397	1,138,916
Xylem, Inc.	15,200	411,920

		25,226,054

Marine
A.P. Moller-Maersk A/S (Denmark) (Class B Stock)	5	37,863

Media — 1.8%
British Sky Broadcasting Group PLC (United Kingdom)	5,510	69,495
Cablevision Systems Corp. (Class A Stock)(a)	23,500	351,090
CBS Corp. (Class B Stock)	56,334	2,143,509
Comcast Corp. (Class A Stock)	239,790	8,963,350
DIRECTV*	56,800	2,849,088
Discovery Communications, Inc. (Class A Stock)*	21,700	1,377,516
Gannett Co., Inc.(a)	16,800	302,568
Hakuhodo DY Holdings, Inc. (Japan)	2,200	142,365
Interpublic Group of Cos., Inc. (The)	37,731	415,795
ITV PLC (United Kingdom)	185,899	322,493
McGraw-Hill Cos., Inc. (The)	24,000	1,312,080
News Corp. (Class A Stock)	185,800	4,745,332
Omnicom Group, Inc.(a)	23,500	1,174,060
Scripps Networks Interactive, Inc. (Class A Stock)	9,200	532,864
Time Warner Cable, Inc.	27,114	2,635,209
Time Warner, Inc.	84,666	4,049,575
Viacom, Inc. (Class B Stock)	42,434	2,237,969
Walt Disney Co. (The)	160,800	8,006,232
Washington Post Co. (The) (Class B Stock)	400	146,084

		41,776,674

Metals & Mining — 0.5%
Alcoa, Inc.	90,540	785,887
Allegheny Technologies, Inc.	9,900	300,564
Anglo American PLC (United Kingdom)	7,184	226,463
BHP Billiton Ltd. (Australia)	16,558	646,434
BHP Billiton PLC (United Kingdom)	7,538	265,893
Boliden AB (Sweden)	3,526	66,997
Cliffs Natural Resources, Inc.	12,700	489,712
Fortescue Metals Group Ltd. (Australia)(a)	64,817	323,013
Freeport-McMoRan Copper & Gold, Inc.	85,088	2,910,009

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Fresnillo PLC (United Kingdom)	966	$29,629
Iluka Resources Ltd. (Australia)	3,491	33,737
Kazakhmys PLC (United Kingdom)	23,523	304,029
Newcrest Mining Ltd. (Australia)	4,098	95,864
Newmont Mining Corp.	44,700	2,075,868
Nucor Corp.	29,200	1,260,856
OZ Minerals Ltd. (Australia)	41,775	296,670
Rio Tinto Ltd. (Australia)	2,227	156,579
Rio Tinto PLC (United Kingdom)	7,042	410,731
Sumitomo Metal Mining Co. Ltd. (Japan)	3,000	42,348
United States Steel Corp.(a)	14,700	350,889
Xstrata PLC (United Kingdom)	6,337	110,618

		11,182,790

Multiline Retail — 0.4%
Big Lots, Inc.*	4,300	122,378
Dollar General Corp.*	22,100	974,389
Dollar Tree, Inc.*	21,200	859,872
Family Dollar Stores, Inc.	10,600	672,146
J.C. Penney Co., Inc.(a)	14,400	283,824
Kohl’s Corp.	21,100	906,878
Macy’s, Inc.	36,974	1,442,725
Next PLC (United Kingdom)	5,441	330,284
Nordstrom, Inc.(a)	14,700	786,450
Target Corp.	58,300	3,449,611

		9,828,557

Multi-Utilities — 0.7%
Ameren Corp.	21,900	672,768
CenterPoint Energy, Inc.	38,100	733,425
CMS Energy Corp.(a)	23,000	560,740
Consolidated Edison, Inc.	25,700	1,427,378
Dominion Resources, Inc.	51,332	2,658,998
DTE Energy Co.	15,000	900,750
GDF Suez (France)	20,279	417,670
Integrys Energy Group, Inc.(a)	6,020	314,364
National Grid PLC (United Kingdom)	43,053	493,795
NiSource, Inc.	24,800	617,272
PG&E Corp.	38,200	1,534,876
Public Service Enterprise Group, Inc.(a)	46,100	1,410,660
SCANA Corp.(a)	11,300	515,732
Sempra Energy	20,519	1,455,618
TECO Energy, Inc.(a)	20,500	343,580
Wisconsin Energy Corp.	20,100	740,685

		14,798,311

Office Electronics
Konica Minolta Holdings, Inc. (Japan)	2,500	17,991
Ricoh Co. Ltd. (Japan)	3,000	31,843
Xerox Corp.	127,463	869,298

		919,132

Oil, Gas & Consumable Fuels — 4.8%
Anadarko Petroleum Corp.	43,554	3,236,498
Apache Corp.	35,014	2,748,599
BP PLC (United Kingdom)	126,228	877,657
Cabot Oil & Gas Corp.	18,000	895,320
Chesapeake Energy Corp.(a)	51,500	855,930

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	175,822	$19,013,391
ConocoPhillips(a)	111,277	6,452,953
Consol Energy, Inc.	19,500	625,950
Denbury Resources, Inc.*	37,200	602,640
Devon Energy Corp.	35,700	1,857,828
ENI SpA (Italy)	24,436	598,625
EOG Resources, Inc.	23,700	2,862,723
EQT Corp.	12,800	754,944
Exxon Mobil Corp.	411,799	35,641,203
Hess Corp.	27,500	1,456,400
Inpex Corp. (Japan)	11	58,832
JX Holdings, Inc. (Japan)	5,400	30,487
Kinder Morgan, Inc.	54,998	1,943,079
Marathon Oil Corp.	62,682	1,921,830
Marathon Petroleum Corp.	30,141	1,898,883
Murphy Oil Corp.	17,300	1,030,215
Newfield Exploration Co.*	13,900	372,242
Noble Energy, Inc.	15,200	1,546,448
Occidental Petroleum Corp.	72,600	5,561,886
OMV AG (Austria)	8,388	303,949
Peabody Energy Corp.(a)	23,300	620,013
Phillips 66	56,138	2,980,928
Pioneer Natural Resources Co.	11,500	1,225,785
QEP Resources, Inc.	15,500	469,185
Range Resources Corp.	15,000	942,450
Repsol SA (Spain)	1,132	23,107
Royal Dutch Shell PLC (United Kingdom) (Class A Stock)	27,283	947,003
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	21,491	766,724
Southwestern Energy Co.*(a)	31,600	1,055,756
Spectra Energy Corp.	58,062	1,589,738
Statoil ASA (Norway)	2,736	68,960
Tesoro Corp.	12,400	546,220
Total SA (France)	10,937	569,087
Valero Energy Corp.	48,800	1,665,056
Williams Cos., Inc. (The)	59,300	1,941,482
WPX Energy, Inc.*	20,033	298,091

		108,858,097

Paper & Forest Products — 0.1%
International Paper Co.	37,773	1,504,877
MeadWestvaco Corp.	16,514	526,301
Stora Enso OYJ (Finland) (Class R Stock)	43,001	300,983

		2,332,161

Personal Products — 0.1%
Avon Products, Inc.	39,200	562,912
Estee Lauder Cos., Inc. (The) (Class A Stock)	20,000	1,197,200
Kao Corp. (Japan)	1,300	33,875

		1,793,987

Pharmaceuticals — 3.3%
Abbott Laboratories	140,300	9,189,650
Allergan, Inc.	27,700	2,540,921
Astellas Pharma, Inc. (Japan)	2,300	103,412
AstraZeneca PLC (United Kingdom)	12,332	584,413

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Bayer AG (Germany)	3,467	$330,621
Bristol-Myers Squibb Co.	148,970	4,854,932
Eli Lilly & Co.	91,500	4,512,780
Forest Laboratories, Inc.*	22,300	787,636
GlaxoSmithKline PLC (United Kingdom)	7,889	171,763
Hospira, Inc.*	14,860	464,226
Johnson & Johnson(a)	247,548	17,353,115
Merck & Co., Inc.	271,533	11,116,561
Mylan, Inc.*	39,400	1,082,712
Novartis AG (Switzerland)	11,847	748,414
Novo Nordisk A/S (Denmark) (Class B Stock)	2,097	341,468
Orion OYJ (Finland) (Class B Stock)	6,704	197,386
Otsuka Holdings Co. Ltd. (Japan)	1,900	53,525
Perrigo Co.	8,800	915,464
Pfizer, Inc.	666,770	16,722,592
Roche Holding AG (Switzerland)	4,987	1,008,278
Sanofi (France)	9,207	873,104
Teva Pharmaceutical Industries Ltd. (Israel)	12,082	448,961
Watson Pharmaceuticals, Inc.*	11,200	963,200

		75,365,134

Professional Services — 0.1%
Capita (The) (United Kingdom)	6,523	80,605
Dun & Bradstreet Corp. (The)(a)	4,800	377,520
Equifax, Inc.	10,100	546,612
Experian PLC (United Kingdom)	5,233	84,340
Robert Half International, Inc.	11,200	356,384

		1,445,461

Real Estate Investment Trusts — 1.1%
American Tower Corp.	35,100	2,712,177
Apartment Investment & Management Co. (Class A Stock)	13,033	352,673
Ascendas Real Estate Investment Trust (Singapore)	153,000	299,409
AvalonBay Communities, Inc.	9,975	1,352,510
Boston Properties, Inc.	13,500	1,428,435
Equity Residential	28,900	1,637,763
GPT Group (Australia)	18,978	73,050
HCP, Inc.	40,600	1,834,308
Health Care REIT, Inc.	22,300	1,366,767
Host Hotels & Resorts, Inc.(a)	66,682	1,044,907
Kimco Realty Corp.(a)	35,000	676,200
Link REIT (The) (Hong Kong)	68,000	340,551
Plum Creek Timber Co., Inc.	12,700	563,499
ProLogis, Inc.	41,077	1,498,900
Public Storage	12,700	1,840,992
Simon Property Group, Inc.	27,443	4,338,464
Ventas, Inc.	25,518	1,651,525
Vornado Realty Trust	16,825	1,347,346
Westfield Group (Australia)	11,232	124,045
Westfield Retail Trust (Australia)	14,961	47,202
Weyerhaeuser Co.(a)	48,598	1,351,996

		25,882,719

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	29,600	$589,040
Cheung Kong Holdings Ltd. (Hong Kong)	7,000	108,916
Daiwa House Industry Co. Ltd. (Japan)	3,000	51,578
Henderson Land Development Co. Ltd. (Hong Kong)	5,000	35,796
Hysan Development Co. Ltd. (Hong Kong)	5,000	24,314
Keppel Land Ltd. (Singapore)	90,000	301,433
Lend Lease Group (Australia)	17,428	170,199
New World Development Co. Ltd. (Hong Kong)	19,000	30,080
Sino Land Co. Ltd. (Hong Kong)	26,000	47,610
Sun Hung Kai Properties Ltd. (Hong Kong)	22,000	333,635
Swire Properties Ltd. (Hong Kong)	91,000	306,490
Wharf Holdings Ltd. (Hong Kong)	24,000	191,273
Wheelock & Co. Ltd. (Hong Kong)	5,000	25,506

		2,215,870

Road & Rail — 0.5%
Aurizon Holdings Ltd. (Australia)	9,379	36,882
Central Japan Railway Co. (Japan)	4,200	340,870
ComfortDelGro Corp. Ltd. (Singapore)	32,000	47,076
CSX Corp.	91,600	1,807,268
DSV A/S (Denmark)	2,057	53,220
East Japan Railway Co. (Japan)	6,100	394,451
Hankyu Hanshin Holdings, Inc. (Japan)	6,000	31,022
MTR Corp. Ltd. (Hong Kong)	7,500	29,719
Norfolk Southern Corp.	29,500	1,824,280
Odakyu Electric Railway Co. Ltd. (Japan)	3,000	31,213
Ryder System, Inc.	4,900	244,657
Tokyu Corp. (Japan)	6,000	33,802
Union Pacific Corp.	42,000	5,280,240
West Japan Railway Co. (Japan)	2,100	82,733

		10,237,433

Semiconductors & Semiconductor Equipment — 1.0%
Advanced Micro Devices, Inc.*(a)	55,700	133,680
Altera Corp.	29,700	1,022,868
Analog Devices, Inc.	25,300	1,064,118
Applied Materials, Inc.	114,700	1,312,168
ARM Holdings PLC (United Kingdom)	29,317	370,239
Broadcom Corp. (Class A Stock)	44,650	1,482,826
First Solar, Inc.*(a)	2,600	80,288
Intel Corp.	448,200	9,246,366
KLA-Tencor Corp.	14,700	702,072
Lam Research Corp.*	16,050	579,886
Linear Technology Corp.	20,500	703,150
LSI Corp.*	57,100	404,268
Microchip Technology, Inc.(a)	15,700	511,663
Micron Technology, Inc.*	87,900	558,165
NVIDIA Corp.	52,550	645,840
Teradyne, Inc.*(a)	19,800	334,422
Texas Instruments, Inc.	99,900	3,090,906

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	23,400	$840,060

		23,082,985

Software — 1.8%
Adobe Systems, Inc.*	43,200	1,627,776
Autodesk, Inc.*	19,700	696,395
BMC Software, Inc.*	13,400	531,444
CA, Inc.	32,364	711,361
Citrix Systems, Inc.*	16,500	1,084,875
Dassault Systemes SA (France)	945	105,658
Electronic Arts, Inc.*(a)	23,700	344,361
Intuit, Inc.	26,800	1,594,600
Microsoft Corp.	678,700	18,141,651
Oracle Corp.	343,000	11,428,760
Red Hat, Inc.*	16,600	879,136
Salesforce.com, Inc.*(a)	12,000	2,017,200
SAP AG (Germany)	2,263	181,975
Symantec Corp.*	61,478	1,156,401

		40,501,593

Specialty Retail — 1.1%
ABC-Mart, Inc. (Japan)	800	34,828
Abercrombie & Fitch Co. (Class A Stock)	8,300	398,151
AutoNation, Inc.*	3,874	153,798
AutoZone, Inc.*	3,150	1,116,454
Bed Bath & Beyond, Inc.*	21,300	1,190,883
Best Buy Co., Inc.(a)	22,025	260,996
CarMax, Inc.*(a)	20,100	754,554
GameStop Corp. (Class A Stock)(a)	13,600	341,224
Gap, Inc. (The)	30,000	931,200
Home Depot, Inc. (The)	134,950	8,346,658
Inditex SA (Spain)	3,086	433,605
Limited Brands, Inc.	20,306	955,600
Lowe’s Cos., Inc.	103,800	3,686,976
O’Reilly Automotive, Inc.*	11,100	992,562
PetSmart, Inc.	9,700	662,898
Ross Stores, Inc.	20,800	1,126,320
Staples, Inc.(a)	56,449	643,519
Tiffany & Co.	11,100	636,474
TJX Cos., Inc.	67,300	2,856,885
Urban Outfitters, Inc.*	11,100	436,896

		25,960,481

Textiles, Apparel & Luxury Goods — 0.3%
Christian Dior SA (France)	168	28,636
Cie Financiere Richemont SA (Switzerland)	4,558	357,783
Coach, Inc.	26,100	1,448,811
Fossil, Inc.*	4,200	391,020
NIKE, Inc. (Class B Stock)	65,800	3,395,280
Ralph Lauren Corp.	5,800	869,536
V.F. Corp.	8,000	1,207,760

		7,698,826

Thrifts & Mortgage Finance
Hudson City Bancorp, Inc.	49,900	405,687
People’s United Financial, Inc.	26,300	317,967

		723,654

COMMON STOCKS (continued)	Shares	Value (Note 2)
Tobacco — 0.9%
Altria Group, Inc.	180,600	$5,674,452
British American Tobacco PLC (United Kingdom)	2,378	120,886
Imperial Tobacco Group PLC (United Kingdom)	3,528	136,787
Japan Tobacco, Inc. (Japan)	14,500	409,616
Lorillard, Inc.	11,947	1,393,856
Philip Morris International, Inc.	150,400	12,579,456
Reynolds American, Inc.(a)	29,000	1,201,470

		21,516,523

Trading Companies & Distributors — 0.2%
Fastenal Co.	25,900	1,209,271
ITOCHU Corp. (Japan)	33,800	357,236
Marubeni Corp. (Japan)	47,000	337,236
Sumitomo Corp. (Japan)	5,600	71,847
Toyota Tsusho Corp. (Japan)	12,700	313,471
W.W. Grainger, Inc.	5,200	1,052,324
Wolseley PLC (United Kingdom)	3,237	154,790

		3,496,175

Transportation Infrastructure
Atlantia SpA (Italy)	1,687	30,634

Wireless Telecommunication Services — 0.2%
Crown Castle International Corp.*	24,700	1,782,352
KDDI Corp. (Japan)	5,300	374,696
MetroPCS Communications, Inc.*	29,500	293,230
Millicom International Cellular SA (Luxembourg)	316	27,429
Softbank Corp. (Japan)	4,600	168,550
Sprint Nextel Corp.*	265,477	1,505,254
Vodafone Group PLC (United Kingdom)	98,338	247,544

		4,399,055

TOTAL COMMON STOCKS (cost $704,381,496)		1,199,558,774

EXCHANGE TRADED FUND — 0.1%
iShares MSCI EAFE Index Fund (cost $1,898,429)	34,750	1,974,495

PREFERRED STOCKS — 0.1%
Automobiles
Volkswagen AG (Germany)	821	188,379

Banking — 0.1%
Citigroup Capital XIII, 7.875% (Capital Security, fixed to floating preferred)(b)	20,000	558,000

Media
ProSiebenSat.1 Media AG (Germany)	9,887	281,621

TOTAL PREFERRED STOCKS (cost $937,184)		1,028,000

	Units
RIGHT
Oil, Gas & Consumable Fuels
Repsol SA (Spain)* (cost $0)	1,132	690

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES — 2.5%	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Non-Residential Mortgage-Backed Securities — 2.1%
AIMCO (Cayman Islands), Ser. 2005-AA, Class A1B, 144A(b)	Aaa	0.569%	10/20/19	$	2,163	$2,107,121
American Express Credit Account Master Trust, Ser. 2012-4, Class C, 144A(b)	AA-(c)	1.009%	05/15/20		2,700	2,700,451
ARES CLO Funds (Cayman Islands), Ser. 2011-16A, Class A, 144A(b)	Aaa	1.911%	05/17/21		500	501,499
ARES Enhanced Loan Investment Strategy Ltd. (Cayman Islands), Ser. 2005-2A, Class A2, 144A(b)	Aaa	0.574%	01/26/20		1,336	1,307,170
BA Credit Card Trust, Ser. 2006-C5, Class C5(b)	A3	0.609%	01/15/16		4,159	4,159,757
Battalion CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class A1, 144A(b)	AAA(c)	1.537%	11/15/19		2,000	1,992,654
BlackRock Senior Income Series Corp. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(b)	Aaa	0.562%	05/25/17		621	614,601
Cent CDO XI Ltd. (Cayman Islands), Ser. 2006-11A, Class A1, 144A(b)	Aaa	0.575%	04/25/19		1,824	1,782,024
Chatham Light CLO Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(b)	Aaa	0.563%	08/03/19		404	395,834
Citibank Credit Card Issuance Trust, Ser. 2005-C2, Class C2(b)	Baa2	0.681%	03/24/17		1,000	992,412
Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1(b)	Baa2	0.611%	02/20/15		1,500	1,499,975
Four Corners CLO (Cayman Islands), Ser. 2006-3A, Class A, 144A(b)	Aaa	0.569%	07/22/20		640	628,146
Fraser Sullivan CLO Ltd. (Cayman Islands), Ser. 2006-1A, Class B, 144A(b)	Aa1	0.778%	03/15/20		1,000	957,753
GE Capital Credit Card Master Note Trust, Ser. 2011-2, Class B(b)	A2	1.209%	05/15/19		6,825	6,877,805
GE Capital Credit Card Master Note Trust, Ser. 2012-4, Class B(b)	A2	1.059%	06/15/18		4,500	4,523,931
Granite Ventures Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(b)	Aaa	0.600%	12/15/17		230	229,649
Gulf Stream Compass CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A(b)	Aaa	0.700%	07/15/16		7	6,900
Lafayette CLO Ltd. (Cayman Islands), Ser. 2012-1A, Class A, 144A(b)	AAA(c)	1.751%	09/06/22		1,164	1,163,514
Landmark CDO Ltd. (Cayman Islands), Ser. 2006-8A, Class A1, 144A(b)	Aaa	0.561%	10/19/20		774	759,030
LCM LP (Cayman Islands), Ser. 2005-3A, Class A, 144A(b)	Aaa	0.571%	06/01/17		1,376	1,354,299
Lightpoint CLO Ltd. (Cayman Islands), Ser. 2005-3A, Class A1A, 144A(b)	Aaa	0.568%	09/15/17		976	959,126
Marine Park CLO Ltd. (Cayman Islands), Ser. 2012-1A, Class A1A, 144A(b)	Aaa	2.003%	05/18/23		1,100	1,103,254
MBNA Credit Card Master Note Trust, Ser. 2004-C2, Class C2(b)	A3	1.109%	11/15/16		1,000	1,003,905
Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2005-4A, Class A1L, 144A(b)	Aaa	0.558%	03/15/18		254	245,784
OCP CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class A2, 144A(b)	Aaa	1.791%	11/22/23		1,000	1,001,283
OCP CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class B, 144A(b)	AA(c)	2.511%	11/22/23		900	889,730
Slater Mill Loan Fund LP (Cayman Islands), Ser. 2012-1A, Class B, 144A(b)	AA(c)	2.961%	08/17/22		500	501,391
Sound Point CLO Ltd. (Caymen Islands), Ser. 2012-1A, Class B, 144A(b)	AA(c)	3.084%	10/20/23		900	915,032
Stanfield Azure CLO Ltd. (Cayman Islands), Ser. 2006-1A, Class A1L, 144A(b)	Aaa	0.572%	05/27/20		2,097	2,048,281
SVO VOI Mortgage Corp., Ser. 2005-AA, Class A, 144A	Aaa	5.250%	02/20/21		134	134,331
SVO VOI Mortgage Corp., Ser. 2012-AA, Class A, 144A	A+(c)	2.000%	09/20/29		1,777	1,776,765
Trimaran CLO Ltd. (Cayma n Islands), Ser. 2006-2A, Class A1L, 144A(b)	Aaa	0.563%	11/01/18		2,000	1,974,004

						47,107,411

Residential Mortgage-Backed Securities — 0.4%
CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1(b)	B2	1.860%	03/25/33		427	323,679
Countrywide Asset-Backed Certificates, Ser. 2004-1, Class M1(b)	Ba1	0.960%	03/25/34		3,240	3,045,046
Credit-Based Asset Servicing and Securitization LLC, Ser. 2005-CB6, Class A3(b)	B3	4.853%	07/25/35		375	319,581

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Equity One ABS, Inc., Ser. 2004-3, Class M1(d)	Ba1	5.330%	07/25/34	$725	$606,196
Fremont Home Loan Trust, Ser. 2004-2, Class M1(b)	A3	1.065%	07/25/34	506	433,418
HSBC Home Equity Loan Trust, Ser. 2005-2, Class M2(b)	Aa1	0.701%	01/20/35	328	312,412
Long Beach Mortgage Loan Trust, Ser. 2004-2, Class M1(b)	B1	0.740%	06/25/34	926	792,932
Morgan Stanley ABS Capital I, Ser. 2003-HE1, Class M1(b)	Ba2	1.410%	05/25/33	222	208,436
Morgan Stanley ABS Capital I, Ser. 2004-NC1, Class M1(b)	Baa2	1.260%	12/27/33	1,252	1,185,875
Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1(b)	Caa3	1.110%	07/25/32	642	545,513
Morgan Stanley Dean Witter Capital I, Ser. 2002-NC4, Class M1(b)	B2	1.485%	09/25/32	807	726,354
Securitized Asset Backed Receivables LLC, Ser. 2004-OP1, Class M1(b)	Ba3	0.975%	02/25/34	1,238	1,113,195
Securitized Asset Backed Receivables LLC, Ser. 2006-FR3, Class A3(b)	Ca	0.460%	05/25/36	1,372	698,989

					10,311,626

TOTAL ASSET-BACKED SECURITIES (cost $57,416,627)					57,419,037

BANK LOANS(b) — 0.5%
Automotive
Schaeffler AG (Germany)	Ba3	6.000%	01/27/17	600	605,625

Chemicals — 0.1%
Ashland, Inc.	Baa3	2.312%	08/23/16	1,382	1,383,306

Foods — 0.1%
Del Monte Foods Co.	Ba3	4.500%	03/08/18	988	988,345

Gaming
Scientific Games Corp	Ba1	3.215%	06/30/15	421	420,795

Healthcare & Pharmaceutical — 0.2%
Community Health Systems, Inc.	Ba3	2.811%	10/25/16	491	489,414
HCA, Inc.	Ba3	3.462%	05/01/18	370	370,232
HCA, Inc.	Ba3	3.561%	03/31/17	886	887,996
RPI Finance Trust	Baa2	4.000%	11/09/18	907	916,000
Universal Health Services, Inc.	Ba2	2.060%	08/15/16	894	894,375

					3,558,017

Pipelines & Other
Energy Transfer Equity LP	Ba2	3.750%	03/23/17	800	805,375

Technology — 0.1%
First Data Corp.	B1	4.211%	03/26/18	2,055	1,954,708
First Data Corp.	B1	5.211%	03/24/17	156	153,084
Flextronics International Ltd. (Singapore)	Ba1	0.381%	10/01/14	410	409,568
Flextronics International Ltd. (Singapore)	Ba1	2.462%	10/01/14	118	117,692
Sensata Technologies, Inc.	Ba2	3.750%	05/12/18	439	440,642

					3,075,694

TOTAL BANK LOANS (cost $10,829,598)					10,837,157

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
Banc of America Alternative Loan Trust, Ser. 2005-12, Class 3CB1	Caa2	6.000%	01/25/36	2,141	1,655,059
Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1(b)	B2	3.002%	02/25/35	530	512,934
Banc of America Mortgage Securities, Inc., Ser. 2005-B, Class 2A1(b)	Caa1	2.770%	03/25/35	544	505,376
Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5(b)	B2	3.038%	02/25/37	1,195	1,191,169
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1(b)	Ba3	5.250%	09/25/19	645	658,934
JPMorgan Mortgage Trust, Ser. 2007-A1, Class 4A1(b)	B1	2.991%	07/25/35	759	762,156
MASTR Alternative Loans Trust, Ser. 2004-4, Class 4A1	Baa1	5.000%	04/25/19	169	173,953

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3(b)	Baa3	2.775%	02/25/34	$657	$662,119
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser. 2005-1, Class 3A	CCC(c)	5.000%	03/25/20	415	419,902

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $7,031,532)					6,541,602

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.0%
Banc of America Commercial Mortgage, Inc., Ser. 2004-2, Class A4	Aaa	4.153%	11/10/38	2,981	3,013,504
Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A3A	Aaa	5.600%	07/10/46	2,000	2,019,194
Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A2(b)	Aaa	5.685%	06/10/49	806	805,660
Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser. 2006-6, Class A3	Aaa	5.369%	10/10/45	3,400	3,703,419
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW11, Class A4(b)	AAA(c)	5.452%	03/11/39	1,200	1,353,955
Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Class A4(b)	Aaa	5.702%	12/10/49	800	942,529
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class A4(b)	Aaa	5.304%	01/15/46	1,000	1,119,976
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD3, Class A5	Aaa	5.617%	10/15/48	480	551,684
Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class F, 144A	AA-(c)	5.440%	09/15/30	426	431,782
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C7, Class A4(b)	AAA(c)	5.748%	06/10/46	4,000	4,542,800
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A2B	Aaa	5.248%	12/10/46	1,249	1,255,989
Commercial Mortgage Pass-Through Certificates, Ser. 2012-CR3, Class A2(b)	Aaa	1.765%	10/15/45	2,600	2,670,834
Commercial Mortgage Pass-Through Certificates, Ser. 2012-CR5, Class A3(b)	Aaa	2.540%	12/10/45	1,000	999,362
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4(b)	AAA(c)	5.409%	02/15/39	4,330	4,885,530
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class AM(b)	AAA(c)	5.409%	02/15/39	530	586,708
CS First Boston Mortgage Securities Corp., Ser. 2005-C2, Class A4	Aa2	4.832%	04/15/37	900	967,473
CS First Boston Mortgage Securities Corp., Ser. 2005-C5, Class A4	AAA(c)	5.100%	08/15/38	3,000	3,297,474
CW Capital Cobalt Ltd., Ser. 2006-C1, Class A4	AA+(c)	5.223%	08/15/48	1,020	1,156,237
CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3(b)	AAA(c)	5.803%	05/15/46	1,175	1,251,482
FHLMC Multifamily Structured Pass-Through Certificates, I/O, Ser. K020, Class X1(b)	AA+(c)	1.479%	05/25/22	21,456	2,288,460
FHLMC Multifamily Structured Pass-Through Certificates, I/O, Ser. K021, Class X1(b)	AA+(c)	1.516%	06/25/22	5,897	655,604
FHLMC Multifamily Structured Pass-Through Certificates, I/O, Ser. K501, Class X1A(b)	AA+(c)	1.755%	08/25/16	6,340	296,794
FHLMC Multifamily Structured Pass-Through Certificates, I/O, Ser. K710, Class X1(b)	AA+(c)	1.785%	05/25/19	16,975	1,618,833
FHLMC Multifamily Structured Pass-Through Certificates, I/O, Ser. K711, Class X1(b)	AA+(c)	1.712%	07/25/19	17,495	1,626,217
GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A5	AAA(c)	4.697%	05/10/43	2,610	2,789,398
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5, Class A5(b)	Aa2	5.224%	04/10/37	1,400	1,546,836
Greenwich Capital Commercial Funding Corp., Ser. 2006-GG7, Class A4(a)(b)	Aaa	5.867%	07/10/38	1,620	1,860,424
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	2,667	2,752,069
GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2	Aaa	5.778%	08/10/45	985	989,391

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP1, Class ASB	Aaa	4.853%	03/15/46	$1,326	$1,368,614
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP2, Class A3	Aaa	4.697%	07/15/42	260	260,844
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP2, Class AM	Aa2	4.780%	07/15/42	1,000	1,079,820
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	2,486	2,575,397
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP4, Class AM(b)	Aa2	4.999%	10/15/42	1,170	1,272,595
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB16, Class ASB	Aaa	5.523%	05/12/45	1,445	1,541,618
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP6, Class A4	Aaa	5.475%	04/15/43	2,393	2,703,130
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A2(b)	Aaa	5.797%	06/15/49	1,118	1,153,114
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2012-CBX, Class A3	Aaa	3.139%	06/15/45	1,800	1,939,511
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2012-LC9, Class A4	Aaa	2.611%	12/15/47	1,500	1,506,745
JPMorgan Chase Commercial Mortgage Securities Corp. I/O, Ser. 2006-LDP6, Class X2(b)	Aaa	0.050%	04/15/43	86,032	7,227
LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5	AAA(c)	4.826%	08/15/29	2,007	2,049,607
LB-UBS Commercial Mortgage Trust, Ser. 2005-C3, Class A5	Aaa	4.739%	07/15/30	695	752,242
LB-UBS Commercial Mortgage Trust, Ser. 2005-C7, Class AM(b)	AA(c)	5.263%	11/15/40	1,390	1,527,837
LB-UBS Commercial Mortgage Trust, Ser. 2006-C1, Class A2	AAA(c)	5.084%	02/15/31	298	298,277
LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A2	Aaa	5.532%	03/15/32	55	54,780
LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A4	Aaa	5.661%	03/15/39	1,630	1,849,825
Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3	Aaa	4.615%	08/12/39	1,900	1,947,511
Merrill Lynch Mortgage Trust, Ser. 2006-C1, Class A4(b)	AAA(c)	5.684%	05/12/39	3,400	3,900,215
Merrill Lynch Mortgage Trust, Ser. 2006-C1, Class AM(b)	AA(c)	5.684%	05/12/39	780	874,761
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-1, Class AM(b)	A(c)	5.532%	02/12/39	440	489,258
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4(b)	Aaa	5.893%	06/12/46	2,210	2,545,803
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A3	Aaa	5.364%	08/12/48	440	454,392
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-6, Class A2	Aaa	5.331%	03/12/51	2,157	2,215,599
Morgan Stanley Capital I, Ser. 2006-HQ8, Class A4(b)	Aaa	5.420%	03/12/44	1,500	1,677,270
Morgan Stanley Capital I, Ser. 2006-IQ11, Class A4(b)	AAA(c)	5.691%	10/15/42	2,600	2,935,127
Morgan Stanley Capital I, Ser. 2006-IQ12, Class A4	AAA(c)	5.332%	12/15/43	4,080	4,694,656
Morgan Stanley Capital I, Ser. 2007-HQ11, Class AAB	Aaa	5.444%	02/12/44	3,697	3,876,545
Morgan Stanley Capital I, Ser. 2007-T27, Class AAB(b)	AAA(c)	5.651%	06/11/42	970	1,000,663
UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class A4	AAA(c)	2.792%	12/10/45	1,400	1,415,729
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4	Aaa	5.418%	01/15/45	1,255	1,398,486
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A4(b)	Aaa	5.736%	05/15/43	3,688	4,207,961
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class A4	Aa2	5.509%	04/15/47	3,800	4,390,463
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C33, Class A4(b)	Aaa	5.921%	02/15/51	2,900	3,402,341

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $105,908,027)					115,347,581

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS — 11.4%	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Aerospace & Defense — 0.1%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	Ba2	6.300%	05/01/14	$	900	$939,375
L-3 Communications Corp., Gtd. Notes	Baa3	4.750%	07/15/20		475	529,452

						1,468,827

Airlines — 0.2%
Continental Airlines, Inc. Pass-Through Trust, Pass-thru Certs., Ser. 1998-1, Class A	Baa2	6.648%	09/15/17		185	198,069
Continental Airlines, Inc. Pass-Through Trust, Pass-thru Certs., Ser. 2001-1 Class A-1(e)	Baa2	6.703%	06/15/21		127	137,723
Continental Airlines, Inc. Pass-Through Trust, Pass-thru Certs., Ser. 2009-2, Class A	Baa2	7.250%	11/10/19		636	734,026
Continental Airlines, Inc. Pass-Through Trust, Pass-thru Certs., Ser. 2010-A(a)	Baa2	4.750%	01/12/21		701	762,819
Continental Airlines , Inc. Pass-Through Certificates, Pass-thru Certs., Ser. 2012-2, Class A	Baa2	4.000%	10/29/24		405	426,263
Delta Air Lines, Inc. Pass-Through Trust, Pass-thru Certs., Ser. 2007-1, Class A	Baa2	6.821%	08/10/22		355	396,081
Delta Air Lines, Inc. Pass-Through Trust, Pass-thru Certs., Ser. 2011-1, Class A(a)	Baa2	5.300%	04/15/19		986	1,087,481
Delta Air Lines, Inc. Pass-Through Trust, Pass-thru Certs., Ser. 2A	Baa2	4.950%	05/23/19		604	658,562

						4,401,024

Automotive — 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	3.984%	06/15/16		430	456,585
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	4.207%	04/15/16		1,440	1,535,927
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	Baa1	2.700%	03/15/17		380	392,739
Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN	Baa1	5.750%	12/15/14		495	540,583
Johnson Controls, Inc., Sr. Unsec’d. Notes	Baa1	5.500%	01/15/16		235	265,267

						3,191,101

Banking — 2.7%
American Express Co., Sr. Unsec’d. Notes, 144A	A3	2.650%	12/02/22		2,300	2,290,841
American Express Credit Corp., Sr. Unsec’d. Notes, MTN(f)	A2	2.800%	09/19/16		1,210	1,280,234
Banco Bradesco SA (Brazil), Sub. Notes(a)	Baa1	8.750%	10/24/13		1,690	1,778,725
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	3.875%	09/20/22		530	543,324
Bangkok Bank PCL/Hong Kong (Thailand), Sr. Unsec’d. Notes, 144A	A3	2.750%	03/27/18		1,515	1,532,250
Bank of America Corp., Jr. Sub. Notes, Ser. K(b)	B1	8.000%	12/29/49		2,100	2,322,768
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	4.500%	04/01/15		185	197,196
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.700%	01/24/22		1,290	1,551,288
Bank of America Corp., Sr. Unsec’d. Notes(f)	Baa2	6.000%	09/01/17		1,330	1,557,450
Bank of America Corp., Sr. Unsec’d. Notes, Ser. 1	Baa2	3.750%	07/12/16		790	844,452
Bank of America Corp., Sr. Unsec’d. Notes, Ser. L, MTN	Baa2	5.650%	05/01/18		105	122,162
Bank of America NA, Sub. Notes	Baa1	5.300%	03/15/17		850	956,003
Bank of America NA, Sub. Notes	Baa1	6.000%	10/15/36		805	986,348
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	A2	5.300%	10/30/15		550	609,506
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	A2	6.400%	10/02/17		270	324,269
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	A2	7.250%	02/01/18		1,135	1,422,204
Capital One Bank Corp., Sub. Notes	Baa1	6.500%	06/13/13		10	10,261
Capital One Capital VI, Ltd. Gtd. Notes	Baa3	8.875%	05/15/40		1,130	1,130,000
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.500%	01/14/22		2,125	2,370,871
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	05/15/18		745	892,816
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.875%	03/05/38		320	421,266
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.125%	07/15/39		850	1,272,548
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.500%	05/22/19		1,195	1,606,841
Citigroup, Inc., Sub. Notes	Baa3	6.125%	08/25/36		725	790,161
DEPFA ACS Bank (Ireland), Covered Notes, 144A	A3	5.125%	03/16/37		1,325	1,034,420
Discover Bank, Sub. Notes	Ba1	7.000%	04/15/20		485	602,223
Goldman Sachs Group, Inc. (The), Sr. Notes	A3	6.250%	02/01/41		220	269,923

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Banking (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%	07/27/21	$	2,305	$2,627,645
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A3	5.750%	01/24/22		1,250	1,477,765
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	6.000%	06/15/20		700	831,748
Goldman Sachs Group, Inc. (The), Sub. Notes	Baa1	5.625%	01/15/17		765	839,340
Goldman Sachs Group, Inc. (The), Sub. Notes	Baa1	6.450%	05/01/36		1,020	1,118,772
Goldman Sachs Group, Inc. (The), Sub. Notes	Baa1	6.750%	10/01/37		113	128,066
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	4.875%	01/14/22		1,730	2,007,783
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	5.100%	04/05/21		920	1,086,411
Huntington BancShares, Inc., Sub. Notes	Baa2	7.000%	12/15/20		150	183,519
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(b)	Ba1	7.900%	04/29/49		2,000	2,266,020
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	3.150%	07/05/16		1,935	2,050,036
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	A2	4.250%	10/15/20		2,360	2,624,620
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN(f)	A2	5.800%	01/13/20		1,770	2,071,401
Morgan Stanley, Notes, Ser. G, MTN	Baa1	6.625%	04/01/18		100	117,858
Morgan Stanley, Sr. Unsec’d. Notes(a)	Baa1	6.375%	07/24/42		640	750,275
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	5.625%	09/23/19		2,110	2,386,368
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	5.950%	12/28/17		495	560,540
Morgan Stanley, Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	5.450%	01/09/17		2,530	2,799,650
Morgan Stanley, Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	5.500%	07/28/21		635	720,962
MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes(b)	Ba1	6.346%	07/29/49		800	882,156
People’s United Financial, Inc., Sr. Unsec’d. Notes	A3	3.650%	12/06/22		1,195	1,201,215
PNC Funding Corp., Gtd. Notes	A3	2.700%	09/19/16		925	977,286
PNC Funding Corp., Gtd. Notes(a)	A3	6.700%	06/10/19		390	497,575
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	Baa1	6.400%	10/21/19		1,775	2,097,411
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes, Ser. 2	A3	3.400%	08/23/13		95	96,410
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	Baa2	3.000%	09/24/15		780	794,304
US Bancorp, Sub. Notes, MTN	A2	2.950%	07/15/22		915	924,357

						62,839,843

Brokerage
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(g)	NR	6.875%	02/06/12		1,850	432,438
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(g)	NR	6.875%	05/02/18		700	168,000

						600,438

Building Materials & Construction
Odebrecht Finance Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	5.125%	06/26/22		500	542,500

Cable — 0.4%
Cablevision Systems Corp., Sr. Unsec’d. Notes(a)	B1	8.625%	09/15/17		900	1,049,625
Comcast Cable Holdings LLC, Gtd. Notes	Baa1	9.875%	06/15/22		1,440	2,069,716
Comcast Corp., Gtd. Notes	Baa1	6.400%	05/15/38		310	396,093
Comcast Corp., Gtd. Notes	Baa1	6.950%	08/15/37		290	393,259
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.500%	03/01/16		605	640,941
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.550%	03/15/15		165	173,573
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	4.750%	10/01/14		1,755	1,873,848
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	5.150%	03/15/42		1,020	1,031,662
Time Warner Cable, Inc., Gtd. Notes	Baa2	7.500%	04/01/14		345	373,826

						8,002,543

Capital Goods — 0.4%
Actuant Corp., Gtd. Notes	Ba2	5.625%	06/15/22		1,040	1,076,400
Case New Holland, Inc., Gtd. Notes(a)	Ba2	7.875%	12/01/17		1,100	1,300,750
Deere & Co., Sr. Unsec’d. Notes	A2	3.900%	06/09/42		635	649,000
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,195,904; purchased 10/10/07)(e)(h)	Baa1	6.375%	10/15/17		1,198	1,448,937
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $386,623; purchased 10/10/07)(e)(h)	Baa1	7.000%	10/15/37		390	495,233
General Electric Co., Sr. Unsec’d. Notes	Aa3	4.125%	10/09/42		455	468,035

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Capital Goods (continued)
General Electric Co., Sr. Unsec’d. Notes	Aa3	5.250%	12/06/17	$	320	$377,328
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Notes, 144A (original cost $319,875; purchased 07/10/12)(e)(h)	Baa3	2.500%	07/11/14		320	323,343
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $419,593; purchased 05/08/12)(e)(h)	Baa3	3.125%	05/11/15		420	428,543
United Technologies Corp., Sr. Unsec’d. Notes	A2	4.500%	06/01/42		1,540	1,711,188
Xylem, Inc., Sr. Unsec’d. Notes	Baa2	4.875%	10/01/21		1,060	1,203,446

						9,482,203

Chemicals — 0.2%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	7.600%	05/15/14		686	748,962
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	9.400%	05/15/39		35	57,625
ICI Wilmington, Inc., Gtd. Notes	Baa1	5.625%	12/01/13		780	814,449
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes(a)	Baa3	5.000%	04/15/19		800	884,000
Reliance Holdings USA, Inc., Gtd. Notes, 144A	Baa2	5.400%	02/14/22		900	1,006,629
Union Carbide Corp., Sr. Unsec’d. Notes	Baa2	7.500%	06/01/25		500	622,655

						4,134,320

Consumer — 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	Baa3	6.250%	04/15/18		1,600	1,863,622
Sealy Mattress Co., Sr. Sec’d. Notes, 144A	Ba3	10.875%	04/15/16		998	1,057,880

						2,921,502

Electric — 0.7%
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa1	6.250%	08/01/16		170	199,544
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	Baa1	6.350%	10/01/36		530	703,618
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. J2	A3	5.700%	03/15/13		1,070	1,081,433
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. K2	A3	6.950%	03/15/33		300	425,797
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Ser. 09-C	A3	5.500%	12/01/39		145	179,976
Duke Energy Carolinas LLC, First Mtge. Bonds(f)(i)	A1	6.050%	04/15/38		530	694,300
El Paso Electric Co., Sr. Unsec’d. Notes	Baa2	6.000%	05/15/35		845	1,053,673
Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes	Baa2	8.625%	08/01/15		1,160	1,356,882
ENEL Finance International NV (Netherlands), Gtd. Notes, 144A	Baa2	6.000%	10/07/39		1,260	1,220,117
Exelon Corp., Sr. Unsec’d. Notes	Baa2	4.900%	06/15/15		195	212,263
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	Baa1	6.250%	10/01/39		1,375	1,598,934
Florida Power & Light Co., First Mtge. Bonds	Aa3	5.950%	10/01/33		380	494,952
Georgia Power Co., Sr. Unsec’d. Notes, Ser. B	A3	5.700%	06/01/17		470	563,826
Iberdrola International BV (Netherlands), Gtd. Notes	Baa1	6.750%	09/15/33		140	150,188
Indiana Michigan Power Co., Sr. Unsec’d. Notes, Ser. INDF	Baa2	5.050%	11/15/14		575	616,278
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.950%	05/15/37		325	401,279
Nevada Power Co., Genl. Ref. Mtge., Ser. O	Baa1	6.500%	05/15/18		1,210	1,509,059
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	A3	4.881%	08/15/19		545	636,476
NSTAR, Sr. Unsec’d. Notes	A3	4.500%	11/15/19		605	687,190
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa2	6.375%	01/15/15		465	513,182
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	Baa3	7.950%	05/15/18		135	164,035
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	A1	5.800%	05/01/37		515	667,438
Southern California Edison Co., Ser. 04-F	A1	4.650%	04/01/15		610	664,832
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	4.800%	09/15/41		480	538,627
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	5.613%	04/01/17		263	307,716

						16,641,615

Energy – Integrated — 0.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20		480	553,181
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	5.250%	11/07/13		960	998,983

						1,552,164

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Energy – Other — 0.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.375%	09/15/17	$	1,070	$1,278,110
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.450%	09/15/36		305	382,094
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.950%	06/15/19		225	284,359
Devon Energy Corp., Sr. Unsec’d. Notes(a)	Baa1	4.750%	05/15/42		900	962,832
Nabors Industries, Inc., Gtd. Notes(a)	Baa2	4.625%	09/15/21		890	957,854
Phillips 66, Gtd. Notes, 144A	Baa1	2.950%	05/01/17		415	439,832
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Baa3	6.875%	05/01/18		1,450	1,764,050
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	2.500%	10/15/17		755	762,943
Weatherford International Ltd. (Bermuda), Gtd. Notes(a)	Baa2	5.125%	09/15/20		685	754,863
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	6.500%	08/01/36		25	27,839
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	5.000%	11/15/13		1,660	1,714,948

						9,329,724

Foods — 0.5%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	2.500%	07/15/22		1,030	1,036,448
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	8.000%	11/15/39		1,160	1,878,041
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	8.200%	01/15/39		230	377,723
ARAMARK Corp., Gtd. Notes(a)	B3	8.500%	02/01/15		650	653,256
Beam, Inc., Sr. Unsec’d. Notes	Baa2	6.375%	06/15/14		708	763,166
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	5.350%	04/15/14		1,000	1,052,266
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	8.500%	06/15/19		860	1,106,558
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $646,913; purchased 11/19/07)(e)(h)	A2	6.000%	11/27/17		650	782,014
Constellation Brands, Inc., Gtd. Notes	Ba1	4.625%	03/01/23		1,000	1,045,000
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17		460	522,160
Kraft Foods Group, Inc., Gtd. Notes, 144A	Baa2	5.000%	06/04/42		575	646,587
TreeHouse Foods, Inc., Gtd. Notes	Ba2	7.750%	03/01/18		1,200	1,302,000
Tyson Foods, Inc., Gtd. Notes(b)	Baa3	6.600%	04/01/16		785	899,567

						12,064,786

Healthcare & Pharmaceutical — 0.5%
AbbVie, Inc., Gtd. Notes, 144A	Baa1	4.400%	11/06/42		605	643,196
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.150%	11/15/41		1,365	1,536,124
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.375%	05/15/43		995	1,173,133
Aristotle Holding, Inc., Gtd. Notes, 144A	Baa3	2.750%	11/21/14		2,060	2,125,086
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	6.450%	09/15/37		480	650,084
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	Ba3	5.125%	08/15/18		900	938,250
Genentech, Inc., Sr. Unsec’d. Notes	AA(c)	4.750%	07/15/15		270	297,761
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	12/01/41		470	583,878
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(a)	Baa2	3.750%	08/23/22		150	159,070
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa2	5.625%	12/15/15		560	631,590
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.950%	12/01/28		205	267,225
Mylan, Inc., Gtd. Notes, 144A(a)	Baa3	7.625%	07/15/17		900	1,011,482
Valeant Pharmaceuticals International, Gtd. Notes, 144A(a)	B1	6.500%	07/15/16		850	893,563
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Baa3	4.625%	10/01/42		460	478,921
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes(a)	Baa3	6.125%	08/15/19		440	535,621

						11,924,984

Healthcare Insurance — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.625%	06/15/36		480	646,076
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	5.875%	03/15/41		540	655,547
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	6.150%	11/15/36		640	780,228
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	6.125%	01/15/15		1,200	1,310,958
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000%	06/15/17		115	137,931
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.500%	06/15/37		400	526,910
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.625%	11/15/37		410	542,239
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	4.625%	05/15/42		330	340,829
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	4.650%	01/15/43		775	807,640

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Healthcare Insurance (continued)
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	5.000%	12/15/14	$	1,085	$1,171,869

						6,920,227

Insurance — 0.9%
Allied World Assurance Co. Ltd. (Switzerland), Gtd. Notes	Baa1	5.500%	11/15/20		480	532,054
Allstate Corp. (The), Sr. Unsec’d. Notes(a)	A3	5.200%	01/15/42		115	136,487
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.250%	05/15/13		655	662,956
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.400%	12/15/20		910	1,129,126
American International Group, Inc., Sr. Unsec’d. Notes(a)	Baa1	8.250%	08/15/18		900	1,182,497
Axis Specialty Finance LLC, Gtd. Notes(a)	Baa1	5.875%	06/01/20		990	1,123,891
Chubb Corp. (The), Jr. Sub. Notes(a)(b)	A3	6.375%	03/29/67		1,260	1,373,400
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes(a)	Baa3	5.125%	04/15/22		635	732,695
Liberty Mutual Group, Inc., Bonds, 144A	Baa2	7.000%	03/15/34		910	1,057,610
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	6.500%	05/01/42		215	241,883
Lincoln National Corp., Jr. Sub. Notes(b)	Ba1	6.050%	04/20/67		250	249,062
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	6.300%	10/09/37		476	569,097
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	7.000%	06/15/40		660	859,020
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	8.750%	07/01/19		505	675,334
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.700%	06/15/35		960	1,172,112
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.375%	06/15/34		85	110,910
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.750%	06/01/16		270	319,773
New York Life Insurance Co., Sub. Notes, 144A	Aa2	6.750%	11/15/39		650	899,090
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A(b)	A2	5.000%	10/18/42		610	644,333
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	Aa2	6.063%	03/30/40		350	446,843
Ohio National Financial Services, Inc., Sr. Notes, 144A	Baa1	6.375%	04/30/20		640	728,849
Pacific Life Insurance Co., Sub. Notes, 144A	A3	9.250%	06/15/39		870	1,216,609
Principal Financial Group, Inc., Gtd. Notes	A3	4.625%	09/15/42		105	106,716
Progressive Corp. (The), Jr. Sub. Notes(a)(b)	A2	6.700%	06/15/37		715	772,200
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850%	12/16/39		1,430	1,939,473
Unum Group, Sr. Unsec’d. Notes	Baa2	5.625%	09/15/20		315	359,913
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	5.600%	05/15/15		705	765,053
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	6.150%	08/15/19		575	655,318
XL Group PLC (Ireland), Sr. Unsec’d. Notes	Baa2	5.250%	09/15/14		110	117,132

						20,779,436

Lodging — 0.3%
Felcor Lodging LP, Sr. Sec’d. Notes	B2	10.000%	10/01/14		800	924,000
Marriott International, Inc., Sr. Unsec’d. Notes	Baa2	3.000%	03/01/19		490	504,310
Marriott International, Inc., Sr. Unsec’d. Notes	Baa2	3.250%	09/15/22		805	805,238
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	05/15/18		2,700	3,282,539
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Baa3	4.250%	03/01/22		890	918,940

						6,435,027

Media & Entertainment — 0.4%
Belo Corp., Gtd. Notes	Ba1	8.000%	11/15/16		1,000	1,088,750
CBS Corp., Gtd. Notes(e)	Baa2	4.850%	07/01/42		340	353,869
Globo Comunicacao e Participacoes SA (Brazil), Sr. Unsec’d. Notes, 144A(d)	Baa2	5.307%	05/11/22		500	545,000
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37		250	306,816
News America, Inc., Gtd. Notes(a)	Baa1	6.150%	02/15/41		475	601,627
News America, Inc., Gtd. Notes	Baa1	6.900%	08/15/39		35	45,824
News America, Inc., Gtd. Notes	Baa1	7.625%	11/30/28		1,265	1,630,553
Sinclair Television Group, Inc., Sec’d. Notes, 144A	Ba3	9.250%	11/01/17		1,100	1,210,000
Time Warner, Inc., Gtd. Notes	Baa2	6.200%	03/15/40		175	214,307
Time Warner, Inc., Gtd. Notes	Baa2	6.250%	03/29/41		495	611,180
Time Warner, Inc., Gtd. Notes(a)	Baa2	7.250%	10/15/17		745	935,479
Time Warner, Inc., Gtd. Notes	Baa2	7.625%	04/15/31		155	213,386
Time Warner, Inc., Gtd. Notes	Baa2	9.150%	02/01/23		625	922,952

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Media & Entertainment (continued)
Viacom, Inc., Sr. Unsec’d. Notes, 144A	Baa1	4.375%	03/15/43	$	593	$583,338

						9,263,081

Metals — 0.3%
Newmont Mining Corp., Gtd. Notes	Baa1	6.250%	10/01/39		125	150,543
Peabody Energy Corp., Gtd. Notes	Ba1	6.000%	11/15/18		1,275	1,354,688
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	A-(c)	4.500%	05/15/13		255	258,320
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	7.500%	07/27/35		370	475,001
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	5.200%	03/01/42		585	597,916
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	1.800%	10/23/15		905	909,914
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	2.450%	10/25/17		1,000	1,009,694
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	2.850%	11/10/14		995	1,021,268

						5,777,344

Non-Captive Finance — 0.5%
Discover Financial Services, Sr. Unsec’d. Notes, 144A	Ba1	3.850%	11/21/22		900	928,687
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	5.875%	01/14/38		970	1,170,064
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN(f)(i)	A1	6.000%	08/07/19		3,010	3,661,855
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN	A1	6.875%	01/10/39		730	992,288
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	5.750%	05/15/16		230	242,440
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	Ba3	6.375%	03/25/13		1,750	1,768,375
SLM Corp., Sr. Notes, MTN	Ba1	6.250%	01/25/16		365	396,938
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.000%	03/25/20		1,000	1,142,500
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18		1,025	1,199,250

						11,502,397

Paper — 0.2%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $273,386; purchased 10/27/10)(e)(h)	Baa2	5.400%	11/01/20		275	327,149
International Paper Co., Sr. Unsec’d. Notes	Baa3	6.000%	11/15/41		1,270	1,503,846
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.950%	06/15/18		615	795,088
Rock-Tenn Co., Gtd. Notes, 144A	Ba1	4.000%	03/01/23		360	365,721
Rock-Tenn Co., Unsec’d. Notes, 144A(a)	Ba1	4.900%	03/01/22		675	729,463

						3,721,267

Pipelines & Other — 0.3%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	4.650%	06/01/21		610	670,226
NiSource Finance Corp., Gtd. Notes	Baa3	5.450%	09/15/20		500	587,549
ONEOK Partners LP, Gtd. Notes	Baa2	6.650%	10/01/36		130	161,199
Sempra Energy, Sr. Unsec’d. Notes	Baa1	6.000%	02/01/13		80	80,361
Spectra Energy Capital LLC, Gtd. Notes	Baa2	6.200%	04/15/18		3,310	4,030,319
Spectra Energy Capital LLC, Gtd. Notes	Baa2	6.250%	02/15/13		205	206,303

						5,735,957

Railroads — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	A3	6.700%	08/01/28		735	904,913
CSX Corp., Sr. Unsec’d. Notes	Baa2	6.150%	05/01/37		690	872,330
Norfolk Southern Corp., Sr. Unsec’d. Notes, 144A	Baa1	2.903%	02/15/23		590	593,891
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.590%	05/17/25		120	147,367

						2,518,501

Real Estate Investment Trusts — 0.2%
HCP, Inc., Sr. Unsec’d. Notes	Baa1	2.700%	02/01/14		670	682,024
Mack-Cali Realty LP, Sr. Unsec’d. Notes	Baa2	7.750%	08/15/19		685	848,914
ProLogis LP, Gtd. Notes	Baa2	6.875%	03/15/20		68	82,317
Simon Property Group LP, Sr. Unsec’d. Notes	A3	2.800%	01/30/17		235	247,969
Simon Property Group LP, Sr. Unsec’d. Notes(a)	A3	3.375%	03/15/22		190	200,662
Simon Property Group LP, Sr. Unsec’d. Notes(a)	A3	6.125%	05/30/18		2,925	3,562,978

						5,624,864

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Retailers — 0.3%
CVS Caremark Corp., Sr. Unsec’d. Notes(a)	Baa2	5.750%	05/15/41	$	960	$1,195,257
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	09/15/39		335	428,719
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	A3	6.500%	03/15/29		345	440,665
Ltd. Brands, Inc., Gtd. Notes	Ba1	5.625%	02/15/22		800	870,000
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	Baa3	3.875%	01/15/22		300	319,761
Macy’s Retail Holdings, Inc., Gtd. Notes	Baa3	5.875%	01/15/13		2,000	2,003,530
Nordstrom, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.000%	10/15/21		220	245,288
Target Corp., Sr. Unsec’d. Notes(a)	A2	4.000%	07/01/42		960	986,284
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.625%	04/15/41		650	851,225

						7,340,729

Technology — 0.3%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	Baa3	3.375%	11/01/15		370	383,902
Fiserv, Inc., Gtd. Notes	Baa2	3.125%	06/15/16		2,030	2,132,458
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A	Baa3	10.000%	05/01/14		1,225	1,318,406
STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A	Ba1	7.500%	08/12/15		900	958,500
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15		2,650	2,786,976

						7,580,242

Telecommunications — 0.6%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	6.125%	03/30/40		560	736,761
AT&T Corp., Gtd. Notes	A2	8.000%	11/15/31		18	27,240
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.350%	09/01/40		1,378	1,604,747
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.550%	02/15/39		1,115	1,465,236
AT&T, Inc., Sr. Unsec’d. Notes, 144A	A2	4.300%	12/15/42		830	833,613
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	9.625%	12/15/30		350	556,037
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18		1,830	2,517,531
Embarq Corp., Sr. Unsec’d. Notes (original cost $367,380; purchased 05/04/11-05/11/11)(e)(h)	Baa3	7.082%	06/01/16		325	380,764
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,667,844; purchased 05/12/06-04/10/07)(e)(h)	Baa3	7.995%	06/01/36		1,645	1,816,937
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.500%	10/01/14		880	963,151
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	5.250%	11/15/13		170	174,675
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.200%	07/18/36		475	495,900
Telefonica Chile SA (Chile), Sr. Unsec’d. Notes, 144A(a)	BBB(c)	3.875%	10/12/22		345	344,400
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.400%	02/15/38		55	74,463
Windstream Corp., Gtd. Notes	Ba3	8.125%	08/01/13		700	726,250

						12,717,705

Tobacco — 0.3%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18		3,040	4,255,781
Altria Group, Inc., Gtd. Notes	Baa1	9.950%	11/10/38		130	214,167
Altria Group, Inc., Gtd. Notes	Baa1	10.200%	02/06/39		850	1,421,903
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	06/23/19		290	370,048
Reynolds American, Inc., Gtd. Notes	Baa2	7.250%	06/15/37		285	373,730

						6,635,629

TOTAL CORPORATE BONDS (cost $234,585,641)						261,649,980

MORTGAGE-BACKED SECURITIES — 11.5%
Federal Home Loan Mortgage Corp.(b)		2.615%	12/01/35		729	770,811
Federal Home Loan Mortgage Corp.(b)		2.634%	06/01/36		429	455,264
Federal Home Loan Mortgage Corp.		3.000%	TBA 15 YR		1,500	1,575,000
Federal Home Loan Mortgage Corp.		3.500%	TBA 30 YR		2,000	2,126,719

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

MORTGAGE-BACKED SECURITIES (continued)		Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Federal Home Loan Mortgage Corp.		4.000%	06/01/26-12/01/40	$	8,055	$8,599,960
Federal Home Loan Mortgage Corp.		4.500%	02/01/19-10/01/41		19,848	21,441,074
Federal Home Loan Mortgage Corp.		5.000%	07/01/18-05/01/39		8,850	9,556,745
Federal Home Loan Mortgage Corp.		5.500%	12/01/33-07/01/38		8,997	9,742,219
Federal Home Loan Mortgage Corp.		6.000%	03/01/32-08/01/39		2,839	3,117,988
Federal Home Loan Mortgage Corp.		6.500%	12/01/14-09/01/16		49	50,260
Federal Home Loan Mortgage Corp.		7.000%	05/01/31-10/01/31		474	559,258
Federal National Mortgage Association(b)		2.290%	07/01/33		554	585,315
Federal National Mortgage Association(b)		2.308%	06/01/37		75	78,813
Federal National Mortgage Association(b)		2.460%	07/01/37		708	743,969
Federal National Mortgage Association		2.500%	TBA 15 YR		9,000	9,410,625
Federal National Mortgage Association		3.000%	TBA 15 YR		4,000	4,221,875
Federal National Mortgage Association		3.500%	06/01/39-09/01/42		7,014	7,505,757
Federal National Mortgage Association		3.500%	TBA 15 YR		2,000	2,121,562
Federal National Mortgage Association		3.500%	TBA 30 YR		7,500	7,981,933
Federal National Mortgage Association		3.500%	TBA 30 YR		27,000	28,785,586
Federal National Mortgage Association		4.000%	TBA 30 YR		2,500	2,679,687
Federal National Mortgage Association		4.500%	11/01/18-03/01/41		14,608	16,098,923
Federal National Mortgage Association		5.000%	10/01/18-05/01/36		6,190	6,735,018
Federal National Mortgage Association		5.000%	TBA 30 YR		7,000	7,581,875
Federal National Mortgage Association		5.500%	03/01/16-04/01/37		11,281	12,396,772
Federal National Mortgage Association		6.000%	04/01/13-06/01/38		11,456	12,767,417
Federal National Mortgage Association		6.500%	07/01/17-01/01/37		4,611	5,193,529
Federal National Mortgage Association		7.000%	02/01/32-07/01/32		402	471,243
Federal National Mortgage Association		7.500%	05/01/32		96	117,447
Government National Mortgage Association		3.000%	TBA 30 YR		2,500	2,657,813
Government National Mortgage Association		3.000%	TBA 30 YR		4,000	4,251,875
Government National Mortgage Association		3.500%	TBA 30 YR		500	542,383
Government National Mortgage Association		3.500%	TBA 30 YR		5,500	5,975,664
Government National Mortgage Association		4.000%	06/15/40-05/20/41		2,156	2,378,151
Government National Mortgage Association		4.000%	TBA 30 YR		6,000	6,580,313
Government National Mortgage Association		4.000%	TBA 30 YR		19,500	21,233,673
Government National Mortgage Association		4.500%	01/20/41-02/20/41		6,569	7,246,565
Government National Mortgage Association		4.500%	TBA 30 YR		11,750	12,864,415
Government National Mortgage Association		5.000%	TBA 30 YR		6,500	7,108,359
Government National Mortgage Association		5.500%	08/15/33-04/15/36		4,259	4,761,775
Government National Mortgage Association		6.000%	11/15/23-07/15/34		1,443	1,635,240
Government National Mortgage Association		6.500%	10/15/23-09/15/36		2,680	3,095,764
Government National Mortgage Association		8.000%	01/15/24-07/15/24		45	53,193

TOTAL MORTGAGE-BACKED SECURITIES (cost $255,726,281)						263,857,827

MUNICIPAL BONDS — 0.6%	Moody’s Ratings§† (Unaudited)
Bay Area Toll Authority, Revenue Bonds, BABs	Aa3	6.263%	04/01/49		1,305	1,787,667
Chicago O’Hare International Airport, Revenue Bonds, BABs	A2	6.395%	01/01/40		970	1,255,636
Colorado State Regional Transportation District, Revenue Bonds, Ser. 2010B, BABs	Aa2	5.844%	11/01/50		625	848,694
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	Aa2	6.731%	07/01/43		945	1,136,882
New Jersey State Turnpike Authority, Revenue Bonds, Ser. F, BABs	A3	7.414%	01/01/40		1,000	1,465,170
New York City Transitional Finance Authority, Revenue Bonds, BABs	Aa1	5.767%	08/01/36		1,100	1,378,773
Ohio State University (The), Revenue Bonds, BABs	Aa1	4.910%	06/01/40		415	483,156
Ohio State Water Development Authority, Revenue Bonds, BABs	Aaa	4.879%	12/01/34		275	317,070

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

MUNICIPAL BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Oregon State Department of Transportation, Revenue Bonds, Ser. A, BABs	Aa2	5.834%	11/15/34	$	425	$551,110
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B, BABs	Aa3	5.511%	12/01/45		505	599,076
State of California, General Obligation Unlimited, BABs	A1	7.300%	10/01/39		1,250	1,732,162
State of California, General Obligation Unlimited, BABs	A1	7.500%	04/01/34		350	485,485
State of California, General Obligation Unlimited, BABs	A1	7.550%	04/01/39		245	351,570
State of California, General Obligation Unlimited, BABs	A1	7.625%	03/01/40		205	294,398
State of Illinois, General Obligation Bonds, Taxable Series	A2	4.421%	01/01/15		630	667,920
Texas State Transportation Commission, Revenue Bonds, Ser. B, BABs	Aaa	5.028%	04/01/26		305	369,224

TOTAL MUNICIPAL BONDS (cost $10,726,811)						13,723,993

NON-CORPORATE FOREIGN AGENCIES — 0.9%
Commonwealth Bank of Australia (Australia), Gov’t Gtd. Notes, 144A	Aaa	2.700%	11/25/14		7,220	7,521,363
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	4.000%	01/29/21		460	494,598
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	5.125%	06/29/20		365	419,421
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	6.250%	06/17/14		800	856,294
Kreditanstalt Fuer Wiederaufbau (Germany), Gtd. Notes	Aaa	2.375%	08/25/21		730	760,514
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	4.750%	03/08/44		846	955,980
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.625%	12/01/23		350	437,500
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes(a)	A3	5.375%	01/27/21		1,260	1,418,533
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	5.500%	01/21/21		2,240	2,617,440
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	Aa2	5.250%	01/20/20		285	340,575
RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg), Sr. Sec’d. Notes, 144A	Baa1	6.299%	05/15/17		2,100	2,325,750
Russian Foreign Bond-Eurobond (Russia), Sr. Unsec’d. Notes, 144A	Baa1	3.250%	04/04/17		2,200	2,337,500

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $19,359,392)						20,485,468

NON-CORPORATE SOVEREIGNS — 0.1%
Italy Government International Bond (Italy)(a)	NR	3.125%	01/26/15		300	304,674
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	3.000%	03/17/23		1,695	1,690,763
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, Ser. E, MTN	Baa3	3.625%	06/17/13		1,100	1,099,967

TOTAL NON-CORPORATE SOVEREIGNS (cost $3,076,869)						3,095,404

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Federal Home Loan Banks		5.500%	07/15/36		950	1,307,132
Federal Home Loan Mortgage Corp.		0.750%	01/12/18		455	451,918
Federal Home Loan Mortgage Corp.		1.250%	10/02/19		215	214,371
Resolution Funding Corp. Interest Strip, Bonds(j)		1.170%	04/15/18		2,645	2,488,873
Tennessee Valley Authority		5.880%	04/01/36		85	118,101

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,999,438)						4,580,395

U.S. GOVERNMENT TREASURY OBLIGATIONS — 7.0%
U.S. Treasury Bonds		2.750%	08/15/42		1,700	1,641,562
U.S. Treasury Bonds(a)		2.750%	11/15/42		5,350	5,154,393

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. GOVERNMENT TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Inflation Indexed Notes	1.375%	01/15/20	$9,226	$10,936,712
U.S. Treasury Notes	0.250%	11/30/14	14,855	14,855,579
U.S. Treasury Notes	0.625%	11/30/17	1,155	1,151,120
U.S. Treasury Notes	0.750%	12/31/17	30,195	30,244,550
U.S. Treasury Notes	1.125%	12/31/19	5	4,986
U.S. Treasury Notes(a)	1.625%	11/15/22	1,980	1,958,343
U.S. Treasury Notes	2.375%	02/28/15	1,140	1,191,300
U.S. Treasury Notes	3.125%	04/30/17	5,890	6,526,856
U.S. Treasury Notes	3.500%	02/15/18	15,000	17,080,080
U.S. Treasury Notes	4.250%	11/15/17	6,475	7,581,824
U.S. Treasury Notes	4.500%	11/15/15	12,950	14,479,719
U.S. Treasury Strips Coupon(j)	2.140%	05/15/24	16,380	12,857,563
U.S. Treasury Strips Coupon(j)	2.180%	08/15/24	11,695	9,086,278
U.S. Treasury Strips Coupon(j)	2.610%	05/15/25	6,000	4,518,084
U.S. Treasury Strips Coupon(j)	3.020%	05/15/27	2,280	1,582,502
U.S. Treasury Strips Coupon(j)	3.070%	08/15/27	7,495	5,147,596
U.S. Treasury Strips Coupon(j)	3.120%	11/15/27	8,600	5,846,762
U.S. Treasury Strips Coupon(j)	3.350%	05/15/29	3,685	2,367,001
U.S. Treasury Strips Coupon(a)(j)	3.910%	08/15/33	8,260	4,541,249
U.S. Treasury Strips Principal(k)	0.300%	11/15/15	1,190	1,179,696

TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS (cost $150,564,522)				159,933,755

TOTAL LONG-TERM INVESTMENTS (cost $1,566,441,847)				2,120,034,158

SHORT-TERM INVESTMENTS — 17.5%
U.S. GOVERNMENT TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill (cost $2,009,779)(i)(l)	0.050%	03/21/13	2,010	2,009,847

			Shares
AFFILIATED MUTUAL FUNDS — 17.4%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $126,614,815) (Note 4)(m)			13,078,122	120,711,062
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $277,677,533; includes $110,365,428 of cash collateral received for securities on loan) (Note 4)(m)(n)			277,677,533	277,677,533

TOTAL AFFILIATED MUTUAL FUNDS (cost $404,292,348)				398,388,595

TOTAL SHORT-TERM INVESTMENTS (cost $406,302,127)				400,398,442

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 110.20% (cost $1,972,743,974)				2,520,432,600

			Principal Amount (000)#
SECURITY SOLD SHORT — (0.2)%
MORTGAGE-BACKED SECURITY
Federal National Mortgage Association (proceeds received $4,313,125)	4.500%	TBA 30 YR	$4,000	(4,320,781)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 110.0% (cost $1,968,430,849)				2,516,111,819
LIABILITIES IN EXCESS OF OTHER ASSETS(o) — (10.0)%				(229,083,355)

NET ASSETS — 100.0%				$2,287,028,464

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
BABs	Build America Bonds
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FHLMC	Federal Home Loan Mortgage Corp.
I/O	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
REIT	Real Estate Investment Trust
TBA	To Be Announced

§	The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $108,695,059; cash collateral of $110,365,428 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(c)	Standard & Poor’s Rating.

(d)	Represents a step bond. Rate shown reflects the rate in effect at December 31, 2012.

(e)	Indicates a security that has been deemed illiquid.

(f)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(g)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security. Such securities may be post maturity.

(h)	Indicates a restricted security; the aggregate original cost of such securities is $5,277,518. The aggregate value of $6,002,920 is approximately 0.3% of net assets.

(i)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(j)	Rate shown reflects the effective yield at December 31, 2012.

(k)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2012.

(l)	Rate quoted represents yield-to-maturity as of purchase date.

(m)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short Term Bond Fund.

(n)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Long Positions:
186	2 Year U.S. Treasury Notes	Mar. 2013	$40,996,619	$41,007,188	$10,569
293	5 Year U.S. Treasury Notes	Mar. 2013	36,395,493	36,453,320	57,827
317	10 Year U.S. Treasury Notes	Mar. 2013	42,149,921	42,091,656	(58,265)
54	S&P 500 E-mini	Mar. 2013	3,891,764	3,834,270	(57,494)
98	S&P 500 Index	Mar. 2013	35,085,003	34,792,450	(292,553)
28	U.S. Ultra Bond	Mar. 2013	4,571,691	4,552,625	(19,066)

					(358,982)

Short Position:
141	U.S. Long Bond	Mar. 2013	21,121,483	20,797,500	323,983

					$(34,999)

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
Over-the-Counter Swap Agreements:
$20,110	08/31/16	0.934%	3 month LIBOR(1)	$316,966	$—	$316,966	Credit Suisse International
6,255	08/31/16	0.975%	3 month LIBOR(2)	(108,745)	—	(108,745)	JPMorgan Chase Bank
6,255	08/31/16	0.978%	3 month LIBOR(2)	(109,616)	—	(109,616)	JPMorgan Chase Bank
1,900	09/14/16	1.206%	3 month LIBOR(2)	(49,778)	—	(49,778)	Deutsche Bank AG
30,590	11/30/16	0.945%	3 month LIBOR(2)	(398,892)	—	(398,892)	Citibank, NA
19,045	11/30/16	0.913%	3 month LIBOR(2)	(223,831)	—	(223,831)	JPMorgan Chase Bank
11,150	02/28/17	0.680%	3 month LIBOR(1)	5,454	—	5,454	Citibank, NA
215	10/02/19	1.189%	3 month LIBOR(2)	144	—	144	Bank of Nova Scotia
1,940	01/13/22	1.660%	3 month LIBOR(2)	(10,067)	—	(10,067)	Citibank, NA
1,940	01/13/22	1.676%	3 month LIBOR(1)	9,235	—	9,235	Citibank, NA
7,095	08/15/28	2.370%	3 month LIBOR(2)	14,109	—	14,109	Citibank, NA

				$(555,021)	$—	$(555,021)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
Over-the-Counter Credit Default Swaps on Corporate Issues - Buy Protection(1):
Bunge Ltd. Finance Corp.	6/20/14	0.650%	$1,110	$1,874	$—	$1,874	JPMorgan Chase Bank
Newell Rubbermaid, Inc.	6/20/18	1.000%	1,600	(9,426)	—	(9,426)	Morgan Stanley Capital Services, Inc.
Simon Property Group LP	6/20/18	0.970%	2,700	763	—	763	Morgan Stanley Capital Services, Inc.
Spectra Energy Capital LLC	6/20/18	1.150%	2,800	3,686	—	3,686	Deutsche Bank AG

				$(3,103)	$—	$(3,103)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally in active markets for identical securities.
Level 2—other	significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—significant	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,145,108,386	$54,450,388	$—
Exchange Traded Fund	1,974,495	—	—
Preferred Stocks	558,000	470,000	—
Right	690	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	47,107,411	—
Residential Mortgage-Backed Securities	—	10,311,626	—
Bank Loans	—	10,837,157	—
Collateralized Mortgage Obligations	—	6,541,602	—
Commercial Mortgage-Backed Securities	—	115,347,581	—
Corporate Bonds	—	257,248,956	4,401,024
Mortgage-Backed Securities	—	263,857,827	—
Municipal Bonds	—	13,723,993	—
Non-Corporate Foreign Agencies	—	20,485,468	—
Non-Corporate Sovereigns	—	3,095,404	—
U.S. Government Agency Obligations	—	4,580,395	—
U.S. Government Treasury Obligations	—	161,943,602	—
Affiliated Mutual Funds	398,388,595	—	—
Mortgage-Backed Security Sold Short	—	(4,320,781)	—
Other Financial Instruments*
Futures Contracts	(34,999)	—	—
Interest Rate Swap Agreements	—	(555,021)	—
Credit Default Swap Agreements	—	(3,103)	—

Total	$1,545,995,167	$965,122,505	$4,401,024

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Mutual Funds (including 4.8% of collateral received for securities on loan)	17.4%
Mortgage-Backed Securities	11.5
U.S. Government Treasury Obligations	7.1
Commercial Mortgage-Backed Securities	5.0
Oil, Gas & Consumable Fuels	4.8
Pharmaceuticals	3.3
Insurance	3.0
Banking	2.8
Computers & Peripherals	2.6
Non-Residential Mortgage-Backed Securities	2.1
IT Services	1.9
Diversified Financial Services	1.8
Media	1.8
Software	1.8
Commercial Banks	1.7
Chemicals	1.6
Diversified Telecommunication Services	1.5
Aerospace & Defense	1.3
Beverages	1.3
Food & Staples Retailing	1.3
Industrial Conglomerates	1.3
Real Estate Investment Trusts	1.3
Tobacco	1.2
Capital Markets	1.1
Household Products	1.1

Internet Software & Services	1.1%
Machinery	1.1
Specialty Retail	1.1
Communications Equipment	1.0
Electric Utilities	1.0
Food Products	1.0
Healthcare Providers & Services	1.0
Hotels, Restaurants & Leisure	1.0
Semiconductors & Semiconductor Equipment	1.0
Energy Equipment & Services	0.9
Healthcare Equipment & Supplies	0.9
Non-Corporate Foreign Agencies	0.9
Biotechnology	0.8
Electric	0.7
Healthcare & Pharmaceutical	0.7
Multi-Utilities	0.7
Foods	0.6
Municipal Bonds	0.6
Telecommunications	0.6
Consumer Finance	0.5
Internet & Catalog Retail	0.5
Metals & Mining	0.5
Non-Captive Finance	0.5
Road & Rail	0.5
Air Freight & Logistics	0.4
Cable	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Industry table (cont.)
Capital Goods	0.4%
Energy – Other	0.4
Media & Entertainment	0.4
Multiline Retail	0.4
Residential Mortgage-Backed Securities	0.4
Technology	0.4
Automobiles	0.3
Collateralized Mortgage Obligations	0.3
Commercial Services & Supplies	0.3
Healthcare Insurance	0.3
Lodging	0.3
Metals	0.3
Retailers	0.3
Pipelines & Other	0.3
Textiles, Apparel & Luxury Goods	0.3
Airlines	0.2
Auto Components	0.2
Electrical Equipment	0.2
Electronic Equipment, Instruments & Components	0.2
Household Durables	0.2
Life Sciences Tools & Services	0.2
Paper	0.2
Trading Companies & Distributors	0.2

U.S. Government Agency Obligations	0.2%
Wireless Telecommunication Services	0.2
Automotive	0.1
Construction & Engineering	0.1
Consumer	0.1
Containers & Packaging	0.1
Energy – Integrated	0.1
Exchange Traded Fund	0.1
Gas Utilities	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Non-Corporate Sovereigns	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Professional Services	0.1
Railroads	0.1
Real Estate Management & Development	0.1

110.2
Mortgage-Backed Security Sold Short	(0.2)
Liabilities in excess of other assets	(10.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$6,323		Unrealized depreciation on swap agreements	$9,426
Equity contracts	—	—		Due from broker — variation margin	350,047	*
Equity contracts	Unaffiliated investments	690		—	—
Interest rate contracts	Unrealized appreciation on swap agreements	345,908		Unrealized depreciation on swap agreements	900,929
Interest rate contracts	Due from broker — variation margin	392,379	*	Due from broker — variation margin	77,331	*

Total		$745,300			$1,337,733

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Warrants	Options Purchased	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$(433,162)	$(433,162)
Equity contracts	23,682	56,192	—	—	8,038,834	—	8,118,708
Interest rate contracts	—	—	263,443	(223,837)	(2,425,919)	192,016	(2,194,297)

Total	$23,682	$56,192	$263,443	$(223,837)	$5,612,915	$(241,146)	$5,491,249

SEE NOTES TO FINANCIAL STATEMENTS.

A27

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Futures	Swaps	Total
Credit contracts	$—	$—	$(16,435)	$(16,435)
Equity contracts	690	(1,501,878)	—	(1,501,188)
Interest rate contracts	—	494,738	(1,052,281)	(557,543)

Total	$690	$(1,007,140)	$(1,068,716)	$(2,075,166)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$173,378,093	$29,384,047

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))
$100,511	$13,198

SEE NOTES TO FINANCIAL STATEMENTS.

A28

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $108,695,059:
Unaffiliated investments (cost $1,568,451,626)	$2,122,044,005
Affiliated investments (cost $404,292,348)	398,388,595
Cash	54,658
Foreign currency, at value (cost $96,358)	96,714
Receivable for investments sold	40,069,253
Dividends and interest receivable	6,955,353
Due from broker—variation margin	1,034,074
Unrealized appreciation on swap agreements	352,231
Foreign tax reclaim receivable	39,952
Receivable for Series shares sold	36,595
Prepaid expenses	15,638

Total Assets	2,569,087,068

LIABILITIES
Payable for investments purchased	164,835,355
Collateral for securities on loan	110,365,428
Securities sold short, at value (proceeds received $4,313,125)	4,320,781
Management fee payable	1,065,563
Unrealized depreciation on swap agreements	910,355
Accrued expenses and other liabilities	283,107
Payable for Series shares repurchased	277,089
Affiliated transfer agent fee payable	926

Total Liabilities	282,058,604

NET ASSETS	$2,287,028,464

Net assets were comprised of:
Paid-in capital	$1,720,561,549
Retained earnings	566,466,915

Net assets, December 31, 2012	$2,287,028,464

Net asset value and redemption price per share, $2,287,028,464 / 128,683,063 outstanding shares of beneficial interest	$17.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$31,140,711
Unaffiliated dividend income (net of foreign withholding taxes of $68,569)	27,892,524
Affiliated dividend income	2,116,477
Affiliated income from securities loaned, net	270,061

61,419,773

EXPENSES
Management fee	12,545,383
Custodian’s fees and expenses	352,000
Shareholders’ reports	252,000
Audit fee	37,000
Trustees’ fees	34,000
Insurance expenses	23,000
Legal fees and expenses	14,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	44,753

Total expenses	13,319,136

NET INVESTMENT INCOME	48,100,637

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	35,648,754
Futures transactions	5,612,915
Swap agreement transactions	(241,146)
Foreign currency transactions	(20,061)
Options written transactions	(223,837)

40,776,625

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $4,810,793)	154,562,704
Securities sold short	(7,656)
Futures	(1,007,140)
Swap agreements	(1,068,716)
Foreign currencies	1,489

152,480,681

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	193,257,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$241,357,943

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$48,100,637	$47,217,513
Net realized gain on investment and foreign currency transactions	40,776,625	49,113,195
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	152,480,681	4,696,647

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	241,357,943	101,027,355

DISTRIBUTIONS	(47,221,872)	(50,030,858)

SERIES SHARE TRANSACTIONS:
Series shares sold [580,731 and 648,345 shares, respectively]	10,042,436	10,475,022
Series shares issued in reinvestment of distributions [2,817,534 and 3,117,187 shares, respectively]	47,221,872	50,030,858
Series shares repurchased [8,997,150 and 9,540,307 shares, respectively]	(155,986,711)	(154,546,244)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(98,722,403)	(94,040,364)

TOTAL INCREASE (DECREASE) IN NET ASSETS	95,413,668	(43,043,867)
NET ASSETS:
Beginning of year	2,191,614,796	2,234,658,663

End of year	$2,287,028,464	$2,191,614,796

SEE NOTES TO FINANCIAL STATEMENTS.

A29

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 87.9% ASSET-BACKED SECURITIES — 10.8%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Non-Residential Mortgage-Backed Securities — 5.5%
Apidos CDO (Cayman Islands), Ser. 2011-8A, Class A1, 144A(a)	Aaa	1.830%	10/17/21		$4,000	$4,010,676
ARES CLO Funds (Cayman Islands), 144A Ser. 2004-8A, Class A1A(a)	Aaa	0.742%	02/26/16		41	40,657
Ser. 2005-10A, Class A2(a)	Aaa	0.548%	09/18/17		107	106,855
Ser. 2005-10A, Class A3(a)	Aaa	0.548%	09/18/17		91	90,876
BA Credit Card Trust, Ser. 2006-C5, Class C5(a)	A3	0.609%	01/15/16		5,750	5,751,046
Bank One Issuance Trust, Ser. 2004-C2, Class C2(a)	Baa2	1.009%	02/15/17		2,100	2,104,439
Black Diamond CLO Ltd. (Cayman Islands), Ser. 2005-1A, Class A1, 144A(a)	Aaa	0.579%	06/20/17		1,726	1,701,172
BlackRock Senior Income Series Corp. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(a)	Aaa	0.562%	05/25/17		310	307,301
Chatham Light CLO Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(a)	Aaa	0.563%	08/03/19		4,036	3,958,335
Citibank Credit Card Issuance Trust, Ser. 2005-C2, Class C2(a)	Baa2	0.681%	03/24/17		2,320	2,302,396
Eaton Vance CDO IV Ltd. (Cayman Islands), Ser. 2007-9A, Class A1A, 144A(a)(b)	Aaa	0.529%	04/20/19		1,485	1,463,892
Four Corners CLO (Cayman Islands), 144A Ser. 2005-1A, Class A3(a)	Aaa	0.610%	03/26/17		499	493,427
Ser. 2006-3A, Class A(a)	Aaa	0.569%	07/22/20		1,599	1,570,365
Fraser Sullivan CLO Ltd. (Cayman Islands), Ser. 2006-1A, Class B, 144A(a)	Aa1	0.778%	03/15/20		1,500	1,436,630
GE Business Loan Trust, Ser. 2006-1A, Class D, 144A(a)	B1	1.209%	05/15/34		213	138,794
Granite Ventures Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(a)	Aaa	0.600%	12/15/17		302	301,415
Gulf Stream Compass CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A(a)	Aaa	0.700%	07/15/16		48	48,296
Hewett’s Island CDO Ltd. (Cayman Islands), Ser. 2006-4A, Class A, 144A(a)	Aaa	0.570%	05/09/18		2,070	2,038,627
Highlander Euro CDO Cayman Ltd. (Netherlands), Ser. 2008-4A, Class C, 144A(a)	Baa1	4.817%	08/01/16	EUR	2,000	2,418,556
Katonah Ltd. (Cayman Islands), Ser. 2005-7A, Class A2, 144A(a)	Aaa	0.570%	11/15/17		2,486	2,456,926
Landmark CDO Ltd. (Cayman Islands), Ser. 2006-8A, Class A1, 144A(a)	Aaa	0.561%	10/19/20		967	948,788
LCM LP (Cayman Islands), 144A Ser. 2004-2A, Class A(a)	Aaa	0.639%	10/22/16		225	224,377
Ser. 2005-3A, Class A(a)	Aaa	0.571%	06/01/17		1,720	1,692,874
Lightpoint CLO Ltd. (Cayman Islands), Ser. 2005-3A, Class A1A, 144A(a)	Aaa	0.568%	09/15/17		3,794	3,729,933
Marriott Vacation Club Owner Trust, Ser. 2010-1A, Class A, 144A	A(c)	3.540%	10/20/32		3,921	4,062,335
MBNA Credit Card Master Note Trust, Ser. 2004-C2, Class C2(a)	A3	1.109%	11/15/16		9,800	9,838,269
Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2005-4A, Class A1L, 144A(a)	Aaa	0.558%	03/15/18		1,905	1,843,377
North Westerly CLO BV (Netherlands), Ser. II-A, Class A, 144A(a)	Aaa	0.876%	09/14/19	EUR	4,010	5,105,623
OCP CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class A2, 144A(a)	Aaa	1.791%	11/22/23		2,800	2,803,593
OCP CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class B, 144A(a)	AA(c)	2.511%	11/22/23		2,700	2,669,190
Railcar Leasing LLC, Ser. 1997-1, Class A2, 144A	A1	7.125%	01/15/13		199	199,293
Stanfield Vantage CLO Ltd. (Cayman Islands), Ser. 2005-1A, Class A1, 144A(a)	Aaa	0.610%	03/21/17		384	381,544
SVO VOI Mortgage Corp., Ser. 2012-AA, Class A, 144A	A+(c)	2.000%	09/20/29		2,432	2,431,362
Trimaran CLO Ltd. (Cayman Islands), Ser. 2006-2A, Class A1L, 144A(a)	Aaa	0.563%	11/01/18		3,100	3,059,706
Venture CDO Ltd. (Cayman Islands), Ser. 2003-1A, Class A1, 144A(a)(b)	Aaa	0.819%	01/21/16		580	579,649

						72,310,594

Residential Mortgage-Backed Securities — 5.3%
ACE Securities Corp., Ser. 2004-FM1, Class M1(a)	B2	1.110%	09/25/33		1,684	1,581,769

SEE NOTES TO FINANCIAL STATEMENTS.

A30

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Ameriquest Mortgage Securities, Inc. Ser. 2001-2, Class M3(a)	Caa2	3.135%	10/25/31	$540	$406,890
Ser. 2004-R8, Class M1(a)	A2	1.170%	09/25/34	950	901,092
Argent Securities, Inc. Ser. 2003-W2, Class M4(a)	B2	5.835%	09/25/33	2,400	1,724,354
Ser. 2004-W10, Class A2(a)	Aaa	0.990%	10/25/34	1,802	1,693,842
Ser. 2004-W6, Class M1(a)	Baa1	0.760%	05/25/34	2,873	2,691,067
Asset Backed Funding Certificates, Ser. 2004-OPT1, Class M1(a)	Ba3	1.260%	08/25/33	1,932	1,749,120
Asset Backed Securities Corp. Home Equity Ser. 2003-HE3, Class M1(a)	Ba2	1.454%	06/15/33	1,496	1,403,495
Ser. 2004-HE1, Class M1(a)	Ba1	1.259%	01/15/34	265	242,363
Ser. 2004-HE5, Class M1(a)	Baa3	1.110%	08/25/34	2,487	2,297,396
Bear Stearns Asset Backed Securities Trust Ser. 2004-HE2, Class M1(a)	Ba1	1.110%	03/25/34	4,784	4,125,554
Ser. 2004-HE3, Class M2(a)	B1	1.935%	04/25/34	2,001	1,831,297
CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M2(a)	C	3.585%	03/25/33	232	27,386
Centex Home Equity, Ser. 2004-B, Class AF6(f)	Aa3	4.686%	03/25/34	1,300	1,302,495
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2002-HE4, Class M2(a)	C	2.460%	08/25/32	113	56,727
Equity One ABS, Inc., Ser. 2004-3, Class M1(a)	Ba1	5.330%	07/25/34	917	766,874
FBR Securitization Trust, Ser. 2005-2, Class M1(a)	B1	0.930%	09/25/35	3,600	2,926,220
Fremont Home Loan Trust, Ser. 2003-B, Class M1(a)	Ba1	1.260%	12/25/33	280	259,205
GSAMP Trust, Ser. 2004-FM1, Class M1(a)	Ba3	1.185%	11/25/33	2,832	2,652,124
HSBC Home Equity Loan Trust Ser. 2006-1, Class M1(a)	Aa1	0.491%	01/20/36	740	692,412
Ser. 2006-2, Class A1(a)	Aaa	0.361%	03/20/36	199	195,851
Ser. 2006-2, Class A2(a)	Aaa	0.391%	03/20/36	241	233,628
IXIS Real Estate Capital Trust, Ser. 2006-HE1, Class A4(a)	Ca	0.510%	03/25/36	3,076	1,702,242
Long Beach Mortgage Loan Trust, Ser. 2004-1, Class M1(a)	A3	0.960%	02/25/34	4,250	3,876,990
Mastr Asset Backed Securities Trust, Ser. 2004-WMC1, Class M1(a)	Ba2	0.990%	02/25/34	2,745	2,564,522
Merrill Lynch Mortgage Investors, Inc. Ser. 2004-HE2, Class M1(a)	BB+(c)	1.010%	08/25/35	896	738,359
Ser. 2004-OPT1, Class A1A(a)	A+(c)	0.470%	06/25/35	2,570	2,314,148
Morgan Stanley ABS Capital I Ser. 2002-NC6, Class M2(a)	C	3.360%	11/25/32	157	55,046
Ser. 2003-HE1, Class M1(a)	Ba2	1.410%	05/25/33	1,652	1,552,848
Ser. 2003-HE3, Class M1(a)	Ba3	1.230%	10/25/33	1,245	1,137,350
Ser. 2004-NC1, Class M1(a)	Baa2	1.260%	12/27/33	1,017	963,523
Ser. 2004-OP1, Class M1(a)	Aa1	1.080%	11/25/34	3,688	3,175,098
Ser. 2004-WMC1, Class M1(a)	Ba1	1.140%	06/25/34	2,659	2,479,577
Ser. 2004-WMC2, Class M1(a)	Ba3	1.125%	07/25/34	2,253	2,100,621
New Century Home Equity Loan Trust Ser. 2003-4, Class M1(a)	Baa3	1.335%	10/25/33	3,783	3,607,830
Ser. 2004-4, Class M1(a)	Ba1	0.975%	02/25/35	3,048	2,585,781
Residential Asset Mortgage Products, Inc., Ser. 2004-RS12, Class MII2(a)	Aa3	1.410%	12/25/34	694	648,030
Residential Asset Securities Corp., Ser. 2004-KS1, Class AI5	Baa3	5.221%	02/25/34	1,000	968,883
Saxon Asset Securities Trust, Ser. 2002-3, Class M1(a)	B2	1.335%	12/25/32	376	329,924
Securitized Asset Backed Receivables LLC Trust Ser. 2004-NC1, Class M1(a)	B1	0.990%	02/25/34	4,123	3,607,568
Ser. 2006-FR1, Class M1(a)	C	0.610%	11/25/35	2,000	179,822
Specialty Underwriting & Residential Finance, Ser. 2004-BC1, Class M1(a)	A3	0.975%	02/25/35	76	71,375
Structured Asset Investment Loan Trust Ser. 2004-2, Class A4(a)	BB+(c)	0.915%	03/25/34	2,297	2,027,947
Ser. 2004-7, Class A8(a)	AAA(c)	1.410%	08/25/34	1,400	1,190,248

SEE NOTES TO FINANCIAL STATEMENTS.

A31

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Structured Asset Securities Corp., Ser. 2002-HF2, Class M3(a)	CC(c)	3.210%	07/25/32		$1,180	$1,074,506

						68,713,399

TOTAL ASSET-BACKED SECURITIES (cost $135,585,519)						141,023,993

BANK LOANS(a) — 3.1%
Aerospace & Defense
Booz Allen & Hamilton, Inc.	Ba3	2.962%	12/31/17		494	491,528

Automotive — 0.2%
Chrysler Group LLC	Ba2	6.000%	05/24/17		1,370	1,397,700
Schaeffler AG (Germany)	Ba3	6.000%	01/27/17		1,500	1,514,063

						2,911,763

Cable
Cequel Communications LLC	Ba2	4.000%	02/14/19		298	299,533
Kabel Deutschland (Germany)	BB-(c)	4.250%	02/01/19		254	254,374

						553,907

Capital Goods — 0.2%
RAC PLC(b)	B2	5.653%	09/30/19		1,500	2,439,732

Chemicals — 0.1%
Ashland, Inc.	Baa3	3.750%	08/23/18		167	168,470
Rockwood Holdings, Inc.	Baa3	3.500%	02/09/18		958	965,672

						1,134,142

Consumer
Huish Detergents, Inc.	Ba3	2.220%	04/26/14		199	195,353

Electric — 0.1%
Calpine Corp.	B1	4.500%	04/01/18		415	418,179
Calpine Corp.	B1	4.500%	04/01/18		415	417,935

						836,114

Foods — 0.1%
Del Monte Foods Co.	Ba3	4.500%	03/08/18		1,798	1,799,171

Gaming — 0.2%
CCM Merger, Inc.	B2	6.000%	03/01/17		2,694	2,698,825

Healthcare & Pharmaceutical — 0.9%
Alere, Inc.	Ba3	3.311%	06/30/16		494	488,433
Alere, Inc.	B2	4.750%	06/30/17		175	175,882
Alere, Inc.	Ba3	4.750%	06/30/17		477	478,690
Davita, Inc.	Ba2	4.000%	11/01/19		1,046	1,052,529
HCA, Inc.	Ba3	3.462%	05/01/18		462	462,790
HCA, Inc.	Ba3	3.561%	03/31/17		1,108	1,109,995
Hologic, Inc.	Ba2	3.313%	08/01/17		2,293	2,293,936
Quintiles Transnational Corp.	B1	4.500%	06/08/18		1,500	1,505,625
RPI Finance Trust	Baa2	3.500%	05/09/18		3,926	3,954,235

						11,522,115

Media & Entertainment — 0.3%
ProSiebenSat. 1 Media AG (Germany)	Ba2	2.690%	07/01/16	EUR	2,900	3,773,648

Pipelines & Other — 0.1%
Energy Transfer Equity LP	Ba2	3.750%	03/23/17		1,500	1,510,078

Real Estate Investment Trusts — 0.1%
C.B. Richard Ellis Services, Inc.	Ba1	3.710%	09/04/19		1,107	1,106,665

Retailers — 0.3%
Alliance Boots Ltd. (United Kingdom)	B1	3.489%	07/09/15		2,000	3,168,710

SEE NOTES TO FINANCIAL STATEMENTS.

A32

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

BANK LOANS(a) (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Technology — 0.5%
First Data Corp.	B1	4.211%	03/26/18	$2,411	$2,293,023
First Data Corp.	B1	5.211%	03/24/17	183	179,579
Flextronics International Ltd. (Singapore)	Ba1	0.381%	10/01/14	117	116,390
Flextronics International Ltd. (Singapore)	Ba1	2.462%	10/01/14	1,079	1,077,523
Freescale Semiconductor, Inc.	B1	4.464%	12/01/16	1,750	1,715,000
Sensata Technologies, Inc. (Netherlands)	Ba2	3.750%	05/12/18	1,266	1,270,891

					6,652,406

TOTAL BANK LOANS (cost $40,082,511)					40,794,157

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1	Ba3	5.250%	09/25/19	797	814,998
Mastr Alternative Loans Trust, Ser. 2004-4, Class 4A1	Baa1	5.000%	04/25/19	169	173,952
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3(a)	Baa3	2.775%	02/25/34	1,838	1,853,935
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser. 2005-1, Class 3A	CCC(c)	5.000%	03/25/20	637	644,167

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $3,467,687)					3,487,052

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.3%
Banc of America Commercial Mortgage, Inc. Ser. 2006-5, Class A2	Aaa	5.317%	09/10/47	2,630	2,630,564
Ser. 2006-6, Class A2	Aaa	5.309%	10/10/45	3,169	3,211,399
Ser. 2007-1, Class A3	Aaa	5.449%	01/15/49	2,159	2,215,387
Ser. 2007-4, Class A3(a)	AAA(c)	5.796%	02/10/51	6,322	6,660,572
Ser. 2007-5, Class A3	AAA(c)	5.620%	02/10/51	2,445	2,578,365
Bear Stearns Commercial Mortgage Securities, Ser. 2005-PWR9, Class A2	Aaa	4.735%	09/11/42	253	259,050
Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Class A4(a)	Aaa	5.702%	12/10/49	1,590	1,873,276
Citigroup/Deutsche Bank Commercial Mortgage Trust Ser. 2006-CD2, Class AAB(a)	Aaa	5.334%	01/15/46	1,909	1,959,780
Ser. 2007-CD4, Class A3	Aaa	5.293%	12/11/49	2,515	2,612,484
Commercial Mortgage Pass-Through Certificates Ser. 2006-C7, Class A3(a)	AAA(c)	5.686%	06/10/46	930	929,236
Ser. 2006-C7, Class A4(a)	AAA(c)	5.748%	06/10/46	4,000	4,542,800
Ser. 2006-C8, Class A2B	Aaa	5.248%	12/10/46	2,500	2,513,322
Ser. 2012-CR5, Class A3	Aaa	2.540%	12/10/45	2,000	1,998,724
Credit Suisse Mortgage Capital Certificates Ser. 2006-C1, Class A4(a)	AAA(c)	5.409%	02/15/39	4,400	4,964,511
Ser. 2006-C1, Class AM(a)	AAA(c)	5.409%	02/15/39	970	1,073,786
Ser. 2007-C1, Class A2	Aaa	5.268%	02/15/40	1,691	1,691,075
Ser. 2007-C4, Class A2(a)	Aaa	5.762%	09/15/39	300	302,039
Ser. 2007-C4, Class A3(a)	Aaa	5.762%	09/15/39	10,550	10,972,359
FHLMC Multifamily Structured Pass-Through Certificates, I/O Ser. K020, Class X1(a)	AA+(c)	1.479%	05/25/22	29,440	3,139,980
Ser. K021, Class X1(a)	AA+(c)	1.516%	06/25/22	16,693	1,855,692
Ser. K501, Class X1A(a)	AA+(c)	1.755%	08/25/16	12,382	579,675
Ser. K710, Class X1(a)	AA+(c)	1.784%	05/25/19	23,465	2,237,798
Ser. K711, Class X1(a)	AA+(c)	1.712%	07/25/19	27,993	2,601,948
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class A2	Aaa	5.417%	12/10/49	5,459	5,451,568
GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A4	AAA(c)	5.238%	11/10/45	1,280	1,411,108
Greenwich Capital Commercial Funding Corp. Ser. 2005-GG3, Class AJ	Baa1	4.859%	08/10/42	1,700	1,796,879
Ser. 2005-GG5, Class A2	Aaa	5.117%	04/10/37	435	435,129
Ser. 2005-GG5, Class A5	Aa2	5.224%	04/10/37	4,900	5,413,927
Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	3,340	3,446,966

SEE NOTES TO FINANCIAL STATEMENTS.

A33

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
GS Mortgage Securities Corp. II Ser. 2006-GG6, Class A4	AAA(c)	5.553%	04/10/38	$6,700	$7,543,128
Ser. 2006-GG8, Class A2	Aaa	5.479%	11/10/39	797	810,048
Ser. 2007-GG10, Class A2	Aaa	5.778%	08/10/45	3,244	3,260,279
JPMorgan Chase Commercial Mortgage Securities Corp. Ser. 2005-LDP4, Class AM(a)	Aa2	4.999%	10/15/42	1,820	1,979,592
Ser. 2007-LD11, Class A2(a)	Aaa	5.797%	06/15/49	5,920	6,105,739
Ser. 2007-LD12, Class A3(a)	Aaa	5.930%	02/15/51	9,200	9,786,933
Ser. 2012-LC9, Class A4	Aaa	2.611%	12/15/47	2,000	2,008,993
LB-UBS Commercial Mortgage Trust Ser. 2005-C7, Class AM(a)	AA(c)	5.263%	11/15/40	2,100	2,308,242
Ser. 2006-C3, Class A2	Aaa	5.532%	03/15/32	2	1,738
Ser. 2006-C7, Class A2	AAA(c)	5.300%	11/15/38	983	1,007,728
Ser. 2007-C6, Class A2	Aaa	5.845%	07/15/40	1,674	1,714,392
Merrill Lynch Mortgage Trust Ser. 2006-C1, Class A4	AAA(c)	5.684%	05/12/39	7,920	9,085,206
Ser. 2007-C1, Class A3	AAA(c)	5.849%	06/12/50	690	733,732
Merrill Lynch/Countrywide Commercial Mortgage Trust Ser. 2006-2, Class A4(a)	Aaa	5.893%	06/12/46	2,625	3,023,861
Ser. 2006-4, Class A2	Aaa	5.112%	12/12/49	861	870,448
Ser. 2006-4, Class A3	Aaa	5.172%	12/12/49	1,400	1,592,944
Ser. 2007-9, Class A2	AAA(c)	5.590%	09/12/49	1,912	1,911,322
Morgan Stanley Capital I Trust Ser. 2006-T23, Class A3(a)	AAA(c)	5.815%	08/12/41	1,318	1,375,187
Ser. 2007-IQ14, Class AAB(a)	Aaa	5.654%	04/15/49	5,489	5,923,079
UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class A4	Aaa	2.792%	12/10/45	2,300	2,325,840
Wachovia Bank Commercial Mortgage Trust Ser. 2005-C20, Class AMFX(a)	Aa1	5.179%	07/15/42	3,145	3,445,102
Ser. 2006-C28, Class A2	Aaa	5.500%	10/15/48	248	249,324
Ser. 2007-C31, Class A4	Aa2	5.509%	04/15/47	5,150	5,950,233
Ser. 2007-C33, Class A3(a)	Aaa	5.921%	02/15/51	3,951	4,133,106
Ser. 2007-C34, Class A2	Aaa	5.569%	05/15/46	2,016	2,013,003

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $149,687,982)					160,518,598

CORPORATE BONDS — 44.2%
Aerospace & Defense — 0.3%
L-3 Communications Corp., Gtd. Notes	Baa3	4.750%	07/15/20	700	780,245
Textron, Inc., Sr. Unsec’d. Notes	Baa3	7.250%	10/01/19	2,350	2,869,477

					3,649,722

Airlines — 0.5%
Continental Airlines, Inc. Pass-Through Trust, Pass-thru Certs. Ser. 2001-1, Class A-1(b)	Baa2	6.703%	06/15/21	2	2,599
Ser. 2001-1, Class B	Ba1	7.373%	12/15/15	394	418,519
Ser. 2007-1, Class A(d)	Baa2	5.983%	04/19/22	1,655	1,843,168
Ser. 2010-1, Class A(d)	Baa2	4.750%	01/12/21	534	581,195
Delta Air Lines Pass-Through Trust, Pass-thru Certs., Ser. 2007-1, Class A	Baa2	6.821%	08/10/22	1,316	1,469,460
Ser. 2010-2, Class A	Baa2	4.950%	05/23/19	700	762,795
Ser. 2011-1, Class A	Baa2	5.300%	04/15/19	735	810,841
United Airline Pass-Through Trust, Pass-thru Certs., Ser. 2007-1, Class A	Baa3	6.636%	07/02/22	986	1,059,425

					6,948,002

Automotive — 0.6%
BorgWarner, Inc., Sr. Unsec’d. Notes	Baa2	4.625%	09/15/20	825	907,829
Delphi Corp., Gtd. Notes(d)	Ba2	5.875%	05/15/19	1,400	1,501,500
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	3.984%	06/15/16	1,050	1,114,917

SEE NOTES TO FINANCIAL STATEMENTS.

A34

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Automotive (continued)
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	4.207%	04/15/16	$3,925	$4,186,468
Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN	Baa1	5.750%	12/15/14	660	720,777

					8,431,491

Banking — 9.9%
American Express Co., Sr. Unsec’d. Notes, 144A	A3	2.650%	12/02/22	3,202	3,189,250
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	Baa2	4.750%	03/16/16	1,650	1,740,750
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	3.875%	09/20/22	750	768,855
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	A3	3.875%	09/27/22	2,475	2,551,723
Bank of America Corp., Jr. Sub. Notes, Ser. K(a)(d)	B1	8.000%	12/29/49	3,500	3,871,280
Bank of America Corp., Sr. Unsec’d. Notes, Ser. 1	Baa2	3.750%	07/12/16	1,340	1,432,362
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.700%	01/24/22	1,775	2,134,525
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.000%	09/01/17	4,590	5,374,959
Bank of America NA, Sub. Notes	Baa1	5.300%	03/15/17	790	888,521
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(d)	A2	6.750%	05/22/19	1,610	1,966,188
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	A2	7.250%	02/01/18	1,575	1,973,543
Capital One Capital V, Ltd. Gtd. Notes	BB+(c)	10.250%	08/15/39	1,210	1,210,000
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	5.250%	02/21/17	2,460	2,804,351
Capital One Financial Corp., Sub. Notes	Baa2	6.150%	09/01/16	700	800,814
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	11/21/17	2,050	2,439,822
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	05/15/18	2,500	2,996,027
Citigroup, Inc., Sr. Unsec’d. Notes(d)	Baa2	8.125%	07/15/39	4,120	6,168,114
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.500%	05/22/19	1,375	1,848,876
Depfa ACS Bank (Ireland), Covered Notes, 144A	A3	5.125%	03/16/37	3,065	2,392,827
Discover Bank, Sub. Notes	Ba1	7.000%	04/15/20	2,005	2,489,601
Goldman Sachs Group, Inc. (The), Sr. Notes	A3	6.250%	02/01/41	2,195	2,693,091
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(d)	A3	5.750%	01/24/22	2,250	2,659,977
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	6.000%	06/15/20	2,420	2,875,473
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(d)	A3	6.150%	04/01/18	1,355	1,591,811
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(e)	A3	6.250%	09/01/17	3,195	3,768,876
Goldman Sachs Group, Inc. (The), Sub. Notes	Baa1	6.750%	10/01/37	440	498,664
Hana Bank (South Korea), Sr. Unsec’d. Notes, 144A	A1	4.500%	10/30/15	4,035	4,368,404
HSBC Holdings PLC (United Kingdom), Sub. Notes(d)	A3	6.500%	09/15/37	1,625	2,028,307
Huntington BancShares, Inc., Sub. Notes	Baa2	7.000%	12/15/20	260	318,100
ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A(a)	Ba3	7.250%	08/29/49	2,380	2,338,350
ING Bank NV (Netherlands), Unsec’d. Notes, 144A(d)	A2	2.000%	09/25/15	770	775,698
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(a)	Ba1	7.900%	04/29/49	6,130	6,945,351
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	3.150%	07/05/16	2,245	2,378,465
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	3.250%	09/23/22	500	514,891
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.250%	10/15/20	600	667,276
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.400%	07/22/20	5,100	5,757,105
KeyCorp, Sr. Unsec’d. Notes, MTN(d)	Baa1	5.100%	03/24/21	1,155	1,345,585
Krung Thai Bank PCL (Thailand), Jr. Sub. Notes(a)	B2	7.378%	10/29/49	1,590	1,621,170
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes., 144A, MTN	A2	5.800%	01/13/20	2,650	3,101,250
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	5.625%	09/23/19	2,635	2,980,132
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.750%	01/25/21	1,920	2,192,707
Morgan Stanley, Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	5.450%	01/09/17	4,035	4,465,055
Morgan Stanley, Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	5.500%	07/28/21	1,650	1,873,367
People’s United Financial, Inc., Sr. Unsec’d. Notes	A3	3.650%	12/06/22	1,675	1,683,712
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes, Ser. 2	A3	3.400%	08/23/13	1,720	1,745,523
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	2.550%	09/18/15	625	639,631
Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec’d. Notes, MTN	Baa1	6.400%	10/21/19	1,525	1,802,001
Santander Holdings USA, Inc., Sr. Unsec’d. Notes(d)	Baa2	3.000%	09/24/15	950	967,422
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	Baa2	4.625%	04/19/16	525	548,882
State Street Corp., Jr. Sub. Debs.(a)	A3	4.956%	03/15/18	3,025	3,426,390

SEE NOTES TO FINANCIAL STATEMENTS.

A35

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Banking (continued)
US Bancorp, Jr. Sub. Notes	A3	3.442%	02/01/16		$4,120	$4,338,603
Wells Fargo & Co., Sr. Unsec’d. Notes(f)	A2	3.676%	06/15/16		7,240	7,827,193

						129,780,850

Brokerage — 0.1%
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(j)	NR	6.875%	05/02/18		2,740	657,600

Building Materials & Construction — 0.9%
Masco Corp., Sr. Unsec’d. Notes	Ba3	7.125%	08/15/13		2,600	2,675,179
Odebrecht Finance Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	5.125%	06/26/22		2,500	2,712,500
Odebrecht Finance Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	7.125%	06/26/42		1,540	1,786,400
Toll Brothers Finance Corp., Gtd. Notes	Ba1	5.150%	05/15/15		4,695	5,012,462

						12,186,541

Cable — 2.0%
Cequel Communications Holdings I LLC and Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	B3	8.625%	11/15/17		2,300	2,461,000
Columbus International, Inc. (Barbados), Sr. Sec’d. Notes, 144A (original cost $410,238; purchased 09/13/12)(b)(g)	B2	11.500%	11/20/14		370	410,700
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A(d)	Ba3	6.750%	11/15/21		2,225	2,466,969
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A(d)	Ba3	8.625%	02/15/19		1,610	1,923,950
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.500%	03/01/16		2,825	2,992,822
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.550%	03/15/15		275	289,288
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	5.150%	03/15/42		1,375	1,390,720
Echostar DBS Corp., Gtd. Notes	Ba2	6.625%	10/01/14		1,400	1,505,000
Echostar DBS Corp., Gtd. Notes(d)	Ba2	7.000%	10/01/13		2,000	2,080,000
Nara Cable Funding Ltd. (Ireland), Sr. Sec’d. Notes, Reg.-S	B1	8.875%	12/01/18	EUR	800	1,071,806
TCI Communications, Inc., Sr. Unsec’d. Notes	Baa1	7.875%	02/15/26		750	1,054,168
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.750%	07/01/18		5,520	6,895,490
Videotron Ltee (Canada), Gtd. Notes	Ba2	9.125%	04/15/18		1,996	2,125,740

						26,667,653

Capital Goods — 1.1%
Case New Holland, Inc., Gtd. Notes	Ba2	7.750%	09/01/13		1,000	1,040,000
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $887,675; purchased 10/10/12)(b)(g)	Baa1	5.625%	03/15/42		825	914,004
General Electric Co., Sr. Unsec’d. Notes	Aa3	4.125%	10/09/42		1,275	1,311,526
Hutchison Whampoa International (11) Ltd. (Cayman Islands), Gtd. Notes, 144A(d)	A3	4.625%	01/13/22		1,140	1,271,604
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Notes, 144A (original cost $474,815; purchased 07/10/12)(b)(g)	Baa3	2.500%	07/11/14		475	479,962
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Notes, 144A (original cost $2,022,003; purchased 09/24/12)(b)(g)	Baa3	2.500%	03/15/16		2,025	2,030,456
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $674,345; purchased 05/08/12)(b)(g)	Baa3	3.125%	05/11/15		675	688,729
Rockwell Automation, Inc., Sr. Unsec’d. Notes	A3	5.200%	01/15/98		1,100	1,131,298
Tyco Flow Control International Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	1.875%	09/15/17		625	626,837
United Technologies Corp., Sr. Unsec’d. Notes	A2	4.500%	06/01/42		2,425	2,694,566
Xylem, Inc., Sr. Unsec’d. Notes	Baa2	4.875%	10/01/21		1,960	2,225,241

						14,414,223

Chemicals — 0.9%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.125%	01/15/41		450	541,030
CF Industries, Inc., Gtd. Notes	Baa3	6.875%	05/01/18		785	958,966
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	9.400%	05/15/39		1,252	2,061,334
Reliance Holdings USA, Inc., Gtd. Notes, 144A	Baa2	5.400%	02/14/22		4,000	4,473,908
Union Carbide Corp., Sr. Unsec’d. Notes(d)	Baa2	7.875%	04/01/23		3,058	3,869,658

						11,904,896

SEE NOTES TO FINANCIAL STATEMENTS.

A36

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Consumer — 0.6%
Sealy Mattress Co., Sr. Sec’d. Notes, 144A	Ba3	10.875%	04/15/16	$5,231	$5,544,860
Service Corp. International, Sr. Unsec’d. Notes	Ba3	7.625%	10/01/18	2,000	2,380,000

					7,924,860

Electric — 1.8%
AES Corp. (The), Sr. Unsec’d. Notes(d)	Ba3	9.750%	04/15/16	775	926,125
Dubai Electricity & Water Authority (United Arab Emirates), Sr. Unsec’d. Notes, 144A	Baa3	8.500%	04/22/15	1,275	1,440,750
El Paso Electric Co., Sr. Unsec’d. Notes	Baa2	6.000%	05/15/35	2,325	2,899,159
Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes	Baa2	8.350%	08/01/13	625	648,963
ENEL Finance International NV (Netherlands), Gtd. Notes, 144A	Baa2	6.000%	10/07/39	3,200	3,098,710
Enersis SA (Chile), Sr. Unsec’d. Notes	Baa2	7.375%	01/15/14	3,700	3,898,394
Exelon Corp., Sr. Unsec’d. Notes	Baa2	4.900%	06/15/15	500	544,264
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	Baa1	6.200%	10/01/17	1,930	2,279,166
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	Baa1	6.250%	10/01/39	1,900	2,209,436
Iberdrola International BV (Netherlands), Gtd. Notes	Baa1	6.750%	09/15/33	1,150	1,233,688
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	Baa3	6.650%	05/15/18	1,953	2,244,723
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	5.613%	04/01/17	1,947	2,278,037

					23,701,415

Energy – Integrated — 0.6%
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	4.450%	09/15/42	1,825	1,897,432
LUKOIL International Finance BV (Netherlands), Gtd. Notes, 144A	Baa2	7.250%	11/05/19	1,300	1,589,250
Pacific Rubiales Energy Corp. (Canada), Gtd. Notes, 144A(d)	Ba2	7.250%	12/12/21	1,340	1,547,700
Pacific Rubiales Energy Corp. (Canada), Gtd. Notes, Reg.-S	Ba2	7.250%	12/12/21	340	392,700
Sasol Financing International PLC (Isle of Man), Gtd. Notes	Baa1	4.500%	11/14/22	1,925	1,934,625
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A, MTN	Baa2	6.625%	03/20/17	585	665,438

					8,027,145

Energy – Other — 1.6%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.375%	09/15/17	2,515	3,004,155
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.450%	09/15/36	1,450	1,816,512
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.950%	06/15/19	250	315,954
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	A1	5.888%	06/15/19	2,492	2,809,740
Forest Oil Corp., Gtd. Notes	B2	8.500%	02/15/14	484	513,040
Nabors Industries, Inc., Gtd. Notes	Baa2	4.625%	09/15/21	1,650	1,775,796
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.000%	03/01/41	1,650	1,987,600
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Baa3	6.875%	05/01/18	1,750	2,129,025
Precision Drilling Corp. (Canada), Gtd. Notes(d)	Ba1	6.625%	11/15/20	1,000	1,075,000
Rosneft Oil Co. Via Rosneft International Finance Ltd. (Ireland), Sr. Unsec’d. Notes, 144A	BBB-(c)	3.149%	03/06/17	1,165	1,182,475
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	2.500%	10/15/17	1,075	1,086,309
Weatherford International Ltd. (Bermuda), Gtd. Notes(d)	Baa2	5.125%	09/15/20	1,165	1,283,818
Weatherford International Ltd. (Bermuda), Gtd. Notes(d)	Baa2	5.950%	04/15/42	1,550	1,682,293

					20,661,717

Foods — 2.2%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	6.875%	11/15/19	2,200	2,888,818
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	7.750%	01/15/19	1,640	2,190,408
ARAMARK Corp., Gtd. Notes	B3	8.500%	02/01/15	5,369	5,395,899
ARAMARK Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	B3	8.625%	05/01/16	1,185	1,213,156
Corp. Pesquera Inca SAC (Peru), Gtd. Notes, 144A	B2	9.000%	02/10/17	1,000	1,065,000
Cott Beverages, Inc., Gtd. Notes	B3	8.125%	09/01/18	1,756	1,940,380
Dole Food Co., Inc., Sec’d. Notes	B2	13.875%	03/15/14	2,600	2,879,500
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875%	05/15/17	1,500	1,599,375
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec’d. Notes, 144A (original cost $1,226,925; purchased 12/08/11)(b)(g)	B1	7.250%	06/01/21	1,330	1,333,325
Kraft Foods Group, Inc., Gtd. Notes, 144A	Baa2	5.000%	06/04/42	900	1,012,049

SEE NOTES TO FINANCIAL STATEMENTS.

A37

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods (continued)
Minerva Luxembourg SA (Luxembourg), Gtd. Notes, 144A(d)	B2	12.250%	02/10/22	$725	$868,187
Stater Bros. Holdings, Inc., Gtd. Notes	B2	7.750%	04/15/15	2,200	2,244,000
SUPERVALU, Inc., Sr. Unsec’d. Notes(d)	Caa1	7.500%	11/15/14	2,415	2,342,550
Tyson Foods, Inc., Gtd. Notes	Baa3	6.600%	04/01/16	1,000	1,145,945

					28,118,592

Gaming — 0.6%
Ameristar Casinos, Inc., Gtd. Notes(d)	B3	7.500%	04/15/21	1,550	1,679,813
Marina District Finance Co., Inc., Sr. Sec’d. Notes(d)	B2	9.500%	10/15/15	1,710	1,658,700
Pinnacle Entertainment, Inc., Gtd. Notes(d)	B1	8.625%	08/01/17	2,500	2,684,375
Yonkers Racing Corp., Sec’d. Notes, 144A (original cost $1,404,000; purchased 06/22/11-06/28/12)(b)(d)(g)	B1	11.375%	07/15/16	1,300	1,404,000

					7,426,888

Healthcare & Pharmaceutical — 1.5%
AbbVie, Inc., Gtd. Notes, 144A	Baa1	4.400%	11/06/42	850	903,664
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.150%	11/15/41	2,515	2,830,296
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.375%	05/15/43	405	477,506
Aristotle Holding, Inc., Gtd. Notes, 144A	Baa3	2.750%	11/21/14	3,750	3,868,481
CHS/Community Health Systems, Inc., Gtd. Notes	B3	8.000%	11/15/19	2,500	2,706,250
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	12/01/41	825	1,024,892
HCA, Inc., Gtd. Notes	B3	8.000%	10/01/18	2,250	2,604,375
HCA, Inc., Sr. Unsec’d. Notes	B3	6.375%	01/15/15	1,000	1,081,250
HCA, Inc., Sr. Unsec’d. Notes, MTN	B3	9.000%	12/15/14	320	356,800
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(d)	Baa2	3.750%	08/23/22	225	238,605
Mylan, Inc., Gtd. Notes, 144A(d)	Baa3	7.625%	07/15/17	2,030	2,281,454
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Baa3	4.625%	10/01/42	700	728,793

					19,102,366

Healthcare Insurance — 1.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.750%	12/15/37	1,900	2,635,727
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	4.375%	12/15/20	745	822,735
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	5.375%	03/15/17	2,125	2,406,418
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	5.875%	03/15/41	750	910,481
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	6.125%	01/15/15	4,025	4,397,172
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.500%	06/15/37	760	1,001,129
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.625%	11/15/37	195	257,894
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	4.625%	05/15/42	525	542,229
WellPoint, Inc., Sr. Unsec’d. Notes(d)	Baa2	4.650%	01/15/43	1,225	1,276,592

					14,250,377

Insurance — 3.0%
Allied World Assurance Co. Holdings Ltd. (Bermuda), Gtd. Notes	Baa1	5.500%	11/15/20	430	476,632
Allied World Assurance Co. Holdings Ltd. (Bermuda), Gtd. Notes	Baa1	7.500%	08/01/16	2,475	2,924,259
Allstate Corp. (The), Sr. Unsec’d. Notes(d)	A3	5.200%	01/15/42	225	267,039
American International Group, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.250%	05/15/13	1,820	1,842,106
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	5.050%	10/01/15	315	347,562
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.400%	12/15/20	950	1,178,758
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.250%	08/15/18	2,005	2,634,341
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	3,700	4,374,129
Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	5.750%	12/01/14	3,350	3,592,775
Chubb Corp. (The), Jr. Sub. Notes(a)(d)	A3	6.375%	03/29/67	1,775	1,934,750
Endurance Specialty Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	7.000%	07/15/34	1,350	1,521,852
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes(d)	Baa3	5.125%	04/15/22	500	576,925
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	6.500%	03/15/35	1,030	1,125,521
Lincoln National Corp., Jr. Sub. Notes(a)	Ba1	6.050%	04/20/67	350	348,687
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	7.000%	06/15/40	1,265	1,646,454
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	8.750%	07/01/19	1,265	1,691,680
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A	A1	8.875%	06/01/39	1,200	1,812,052

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A(a)	A2	5.000%	10/18/42	$850	$897,841
Northwestern Mutual Life Insurance, Sub. Notes, 144A	Aa2	6.063%	03/30/40	500	638,347
Ohio National Financial Services, Inc., Sr. Notes, 144A	Baa1	6.375%	04/30/20	850	968,002
Principal Financial Group, Inc., Gtd. Notes	A3	4.625%	09/15/42	150	152,452
Progressive Corp. (The), Jr. Sub. Notes(a)(d)	A2	6.700%	06/15/37	1,015	1,096,200
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850%	12/16/39	2,310	3,132,995
Unum Group, Sr. Unsec’d. Notes	Baa2	5.625%	09/15/20	500	571,290
Willis Group Holdings PLC (Ireland), Gtd. Notes	Baa3	4.125%	03/15/16	1,280	1,365,272
XL Group PLC (Ireland), Jr. Sub. Notes, Ser. E(a)(d)	Ba1	6.500%	12/31/49	1,880	1,757,800
XL Group PLC (Ireland), Sr. Unsec’d. Notes	Baa2	5.250%	09/15/14	140	149,077

					39,024,798

Lodging — 0.6%
Felcor Lodging LP, Sr. Sec’d. Notes	B2	10.000%	10/01/14	3,938	4,548,390
Marriott International, Inc., Sr. Unsec’d. Notes	Baa2	3.250%	09/15/22	1,325	1,325,392
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Baa3	5.750%	02/01/18	2,150	2,403,300

					8,277,082

Media & Entertainment — 2.7%
British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 144A	Baa1	6.100%	02/15/18	210	250,927
CBS Corp., Gtd. Notes(b)	Baa2	4.850%	07/01/42	2,450	2,549,935
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	B2	9.125%	08/01/18	2,300	2,587,500
Globo Comunicacao e Participacoes SA (Brazil), Sr. Unsec’d. Notes, 144A(f)	Baa2	5.307%	05/11/22	900	981,000
Historic TW, Inc., Gtd. Notes	Baa2	6.625%	05/15/29	225	287,114
Liberty Interactive LLC, Sr. Unsec’d. Notes	B3	5.700%	05/15/13	800	811,000
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	1,350	1,516,512
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.450%	01/15/43	2,675	2,708,804
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37	460	564,542
News America, Inc., Gtd. Notes(d)	Baa1	6.150%	02/15/41	1,430	1,811,214
News America, Inc., Gtd. Notes	Baa1	6.900%	08/15/39	65	85,102
News America, Inc., Gtd. Notes	Baa1	7.625%	11/30/28	1,415	1,823,900
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	B2	11.625%	02/01/14	1,400	1,554,000
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Ba3	4.950%	04/01/14	7,000	7,157,500
RR Donnelley & Sons Co., Sr. Unsec’d. Notes(d)	Ba3	8.600%	08/15/16	4,750	5,106,250
Time Warner Cos., Inc., Gtd. Notes	Baa2	6.950%	01/15/28	2,153	2,801,208
Time Warner Cos., Inc., Gtd. Notes(d)	Baa2	7.250%	10/15/17	1,440	1,808,175
Viacom, Inc., Sr. Unsec’d. Notes, 144A	Baa1	4.375%	03/15/43	1,158	1,139,131

					35,543,814

Metals — 1.6%
Adaro Indonesia PT (Indonesia), Gtd. Notes	Ba1	7.625%	10/22/19	745	826,950
Berau Capital Resources Pte Ltd. (Singapore), Sr. Sec’d. Notes, Reg.-S	B1	12.500%	07/08/15	1,600	1,740,000
Bumi Investment Pte Ltd. (Singapore), Sr. Sec’d. Notes, MTN, Reg.-S(d)	B1	10.750%	10/06/17	610	539,850
Indo Integrated Energy II BV (Netherlands), Sr. Sec’d. Notes, Reg.-S	B1	9.750%	11/05/16	2,025	2,207,250
Newmont Mining Corp., Gtd. Notes	Baa1	6.250%	10/01/39	2,025	2,438,797
Novelis, Inc. (Canada), Gtd. Notes(d)	B2	8.375%	12/15/17	3,525	3,886,312
Peabody Energy Corp., Gtd. Notes	Ba1	6.000%	11/15/18	4,075	4,329,687
Raspadskaya OJSC Via Raspadskaya Securities Ltd. (Ireland), Unsec’d. Notes, 144A	B1	7.750%	04/27/17	1,000	1,060,000
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	6.750%	04/16/40	600	722,325
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	7.500%	07/27/35	550	706,083
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	2.850%	11/10/14	1,825	1,873,180

					20,330,434

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Non-Captive Finance — 2.7%
Cielo SA/Cielo USA, Inc. (Brazil), Gtd. Notes, 144A(d)	Baa2	3.750%	11/16/22		$1,675	$1,653,225
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	5.875%	01/14/38		675	814,220
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN(e)(h)	A1	6.000%	08/07/19		6,315	7,682,595
General Electric Capital Corp., Sub. Notes	A2	5.300%	02/11/21		1,185	1,375,527
HSBC Finance Corp., Sr. Sub. Notes	Baa2	6.676%	01/15/21		295	349,980
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba2	6.500%	09/01/14		2,875	3,069,063
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	5.750%	05/15/16		1,125	1,185,850
International Lease Finance Corp., Sr. Unsec’d. Notes(d)	Ba3	6.250%	05/15/19		1,400	1,491,000
Nelnet, Inc., Jr. Sub. Notes(a)	Ba2	3.686%	09/29/36		6,100	4,819,000
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A(a)(b)	Aa2	1.087%	07/03/33		1,588	1,238,807
Schahin II Finance Co. SPV Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A(d)	Baa3	5.875%	09/25/22		1,900	2,028,250
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.050%	11/14/14		4,150	4,356,085
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	6.000%	01/25/17		1,075	1,163,687
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18		3,200	3,744,000
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN(d)	Caa1	6.900%	12/15/17		1,000	895,000

						35,866,289

Packaging — 0.3%
Greif Luxembourg Finance SCA (Luxembourg), Gtd. Notes, 144A, MTN	Ba2	7.375%	07/15/21	EUR	1,470	2,192,582
Greif, Inc., Sr. Unsec’d. Notes	Ba2	7.750%	08/01/19		1,815	2,096,325

						4,288,907

Paper — 0.9%
International Paper Co., Sr. Unsec’d. Notes	Baa3	6.000%	11/15/41		675	799,289
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.300%	11/15/39		1,000	1,355,560
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.950%	06/15/18		2,205	2,850,681
MeadWestvaco Corp., Sr. Unsec’d. Notes(d)	Baa3	7.375%	09/01/19		4,400	5,519,136
Rock-Tenn Co., Sr. Unsec’d. Notes, 144A(d)	Ba1	4.450%	03/01/19		1,165	1,256,890

						11,781,556

Pipelines & Other — 0.7%
Enterprise Products Operating LLC, Gtd. Notes	Baa2	5.700%	02/15/42		900	1,054,044
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	5.000%	08/15/42		550	582,878
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	7.300%	08/15/33		1,550	2,021,045
NiSource Finance Corp., Gtd. Notes	Baa3	5.450%	09/15/20		1,345	1,580,507
ONEOK Partners LP, Gtd. Notes	Baa2	2.000%	10/01/17		750	756,234
Sempra Energy, Sr. Unsec’d. Notes	Baa1	6.500%	06/01/16		2,275	2,667,101

						8,661,809

Real Estate Investment Trusts — 0.8%
Hospitality Properties Trust, Sr. Unsec’d. Notes	Baa2	7.875%	08/15/14		2,900	3,095,817
ProLogis LP, Gtd. Notes	Baa2	6.875%	03/15/20		8	9,684
Simon Property Group LP, Sr. Unsec’d. Notes	A3	2.800%	01/30/17		45	47,483
Simon Property Group LP, Sr. Unsec’d. Notes(d)	A3	3.375%	03/15/22		325	343,238
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.125%	05/30/18		40	48,725
Simon Property Group LP, Sr. Unsec’d. Notes(d)	A3	10.350%	04/01/19		1,685	2,409,528
WEA Finance LLC/WT Finance Aust Pty Ltd., Gtd. Notes, 144A	A2	5.750%	09/02/15		4,000	4,465,832

						10,420,307

Retailers — 0.5%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	09/15/39		2,000	2,559,520
Susser Holdings LLC/Susser Finance Corp., Gtd. Notes	B2	8.500%	05/15/16		2,565	2,725,312
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(d)	Aa2	5.625%	04/15/41		1,190	1,558,397

						6,843,229

Technology — 1.6%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	Baa3	3.375%	11/01/15		600	622,544

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Technology (continued)
Avaya, Inc., Gtd. Notes, PIK	Caa2	10.125%	11/01/15		$2,500	$2,237,500
CDW LLC/CDW Finance Corp., Gtd. Notes	Caa1	12.535%	10/12/17		2,128	2,274,300
Fiserv, Inc., Gtd. Notes	Baa2	3.125%	10/01/15		195	204,448
Seagate HDD Cayman (Cayman Islands), Gtd. Notes(d)	Ba1	6.875%	05/01/20		2,875	3,058,281
Seagate HDD Cayman (Cayman Islands), Gtd. Notes	Ba1	7.750%	12/15/18		1,700	1,867,875
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A	Baa3	10.000%	05/01/14		2,794	3,007,043
STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A	Ba1	7.500%	08/12/15		1,000	1,065,000
SunGard Data Systems, Inc., Gtd. Notes(d)	Caa1	7.625%	11/15/20		1,700	1,857,250
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes	B2	11.375%	06/15/18		1,850	2,155,250
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15		2,000	2,103,378

						20,452,869

Telecommunications — 2.0%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	6.125%	03/30/40		795	1,045,938
AT&T Corp., Gtd. Notes	A2	8.000%	11/15/31		103	155,872
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.350%	09/01/40		483	562,477
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.550%	02/15/39		1,990	2,615,085
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	9.625%	12/15/30		328	521,087
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes, 144A	Baa2	7.750%	05/01/17		3,000	3,185,400
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18		2,255	3,102,204
Digicel Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A(d)	B1	12.000%	04/01/14		1,910	2,077,125
Eileme 2 AB (Sweden), Sr. Sec’d. Notes, 144A(d)	B3	11.625%	01/31/20		1,700	1,980,500
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,303,800; purchased 04/22/10)(b)(g)	Baa3	7.995%	06/01/36		1,250	1,380,651
MetroPCS Wireless, Inc., Gtd. Notes(d)	B2	7.875%	09/01/18		775	838,937
Qwest Corp., Sr. Unsec’d. Notes(a)	Baa3	3.558%	06/15/13		3,750	3,778,856
SK Telecom Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A, MTN	A3	2.125%	05/01/18		2,175	2,186,893
Vimpel Communications Via Vip Finance Ireland Ltd. OJSC (Ireland), Sr. Unsec’d. Notes, 144A(b)	Ba3	9.125%	04/30/18		200	242,250
Vimpel Communications Via Vip Finance Ireland Ltd. OJSC (Ireland), Unsec’d. Notes, 144A	Ba3	7.748%	02/02/21		1,300	1,501,500
Wind Acquisition Finance SA (Luxembourg), Sec’d. Notes, 144A	B3	11.750%	07/15/17	EUR	450	622,195

						25,796,970

Tobacco — 0.5%
Altria Group, Inc., Gtd. Notes	Baa1	9.950%	11/10/38		2,715	4,472,797
Lorillard Tobacco Co., Gtd. Notes	Baa2	3.500%	08/04/16		515	544,972
Lorillard Tobacco Co., Gtd. Notes(d)	Baa2	8.125%	06/23/19		895	1,142,045

						6,159,814

TOTAL CORPORATE BONDS (cost $523,492,735)						577,302,216

FOREIGN AGENCIES — 3.5%
Export Credit Bank of Turkey (Turkey), Unsec’d. Notes, 144A	Ba1	5.375%	11/04/16		265	288,585
GAZ Capital SA For Gazprom (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	4.950%	05/23/16		1,950	2,093,812
GAZ Capital SA For Gazprom (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	6.510%	03/07/22		975	1,162,687
GAZ Capital SA For Gazprom (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	9.250%	04/23/19		2,845	3,766,069
GAZ Capital SA For Gazprom (Luxembourg), Sr. Unsec’d. Notes, Reg.-S	Baa1	9.250%	04/23/19		1,080	1,429,650

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

FOREIGN AGENCIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Gazprom International SA For Gazprom (Luxembourg), Sr. Unsec’d. Notes, 144A	BBB+(c)	7.201%	02/01/20	$467	$523,253
IPIC GMTN Ltd. (Cayman Islands), Gtd. Notes, 144A, MTN	Aa3	5.500%	03/01/22	2,375	2,799,531
KazMunayGas National Co. (Netherlands), Gtd. Notes, 144A, MTN	Baa3	9.125%	07/02/18	935	1,236,538
KazMunayGas National Co. (Netherlands), Sr. Unsec’d. Notes, 144A, MTN	Baa3	11.750%	01/23/15	1,475	1,760,781
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes(d)	Aa3	3.500%	08/22/17	2,400	2,567,837
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	Aa3	3.875%	05/04/17	2,600	2,810,909
Korea Expressway Corp. (South Korea), Sr. Unsec’d. Notes, Ser. G, 144A, MTN(d)	A1	4.500%	03/23/15	1,785	1,905,584
Korea Finance Corp. (South Korea), Sr. Unsec’d. Notes	Aa3	4.625%	11/16/21	600	678,109
Korea Gas Corp. (South Korea), Sr. Unsec’d. Notes, Reg.-S(d)	A1	4.250%	11/02/20	1,750	1,921,322
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	3.000%	09/19/22	1,450	1,426,391
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	4.750%	07/13/21	1,650	1,866,363
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	6.250%	06/17/14	2,730	2,922,105
National Agricultural Cooperative Federation (South Korea), Sr. Unsec’d. Notes, 144A, MTN	A1	3.500%	02/08/17	1,575	1,653,767
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes(d)	A3	5.375%	01/27/21	2,925	3,293,024
Petroleos de Venezuela SA (Venezuela), Sr. Unsec’d. Notes, Ser. 2014	NR	4.900%	10/28/14	3,435	3,283,860
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	4.875%	01/24/22	2,100	2,369,850
Power Sector Assets & Liabilities Management Corp. (Philippines), Gtd. Notes, Reg.-S	Ba1	7.390%	12/02/24	1,750	2,436,875
State Bank of India (India), Sr. Unsec’d. Notes, 144A(d)	Baa2	4.125%	08/01/17	1,250	1,287,250

TOTAL FOREIGN AGENCIES (cost $41,853,983)					45,484,152

MORTGAGE-BACKED SECURITIES — 4.2%
Federal Home Loan Mortgage Corp.		1.250%	10/02/19	6,860	6,839,928
Federal Home Loan Mortgage Corp.		5.000%	07/01/19	265	286,698
Federal Home Loan Mortgage Corp.		5.500%	10/01/33-06/01/34	2,216	2,488,428
Federal Home Loan Mortgage Corp.		6.000%	11/01/33-06/01/34	1,542	1,709,921
Federal Home Loan Mortgage Corp.		6.500%	07/01/32-09/01/32	1,297	1,474,570
Federal Home Loan Mortgage Corp.		7.000%	10/01/32	165	193,697
Federal National Mortgage Association		3.500%	TBA 30 YR	1,500	1,596,387
Federal National Mortgage Association		3.500%	TBA 30 YR	4,000	4,264,531
Federal National Mortgage Association		4.000%	05/01/19	188	204,256
Federal National Mortgage Association		4.500%	12/01/18-02/01/35	1,656	1,805,662
Federal National Mortgage Association		5.500%	03/01/17-09/01/34	5,284	5,777,278
Federal National Mortgage Association		6.000%	09/01/17-11/01/36	4,098	4,559,277
Federal National Mortgage Association		6.500%	12/01/14-11/01/33	2,796	3,149,735
Federal National Mortgage Association		7.000%	05/01/32-06/01/32	236	281,214
Government National Mortgage Association		3.000%	TBA 30 YR	1,500	1,594,688
Government National Mortgage Association		4.500%	TBA 30 YR	7,000	7,663,906
Government National Mortgage Association		5.500%	01/15/33-07/15/35	3,767	4,169,930
Government National Mortgage Association		6.000%	12/15/32-11/15/34	3,418	3,890,496
Government National Mortgage Association		6.500%	09/15/32-11/15/33	2,610	3,054,796
Government National Mortgage Association		7.500%	10/15/25-02/15/26	71	83,151

TOTAL MORTGAGE-BACKED SECURITIES (cost $52,200,392)					55,088,549

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

MUNICIPAL BONDS — 2.0%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Bay Area Toll Authority, Revenue Bonds, BABs	A1	6.907%	10/01/50		$1,125	$1,601,460
Chicago O’Hare International Airport, Revenue Bonds, BABs	A2	6.395%	01/01/40		1,380	1,786,368
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	Aa2	6.731%	07/01/43		1,375	1,654,194
New Jersey State Turnpike Authority, Revenue Bonds, Ser. 2010A, BABs	A3	7.102%	01/01/41		1,175	1,666,209
New Jersey State Turnpike Authority, Revenue Bonds, Ser. F, BABs	A3	7.414%	01/01/40		2,050	3,003,598
Ohio State University (The), Revenue Bonds, BABs	Aa1	4.910%	06/01/40		695	809,140
Ohio State Water Development Authority, Revenue Bonds, BABs	Aaa	4.879%	12/01/34		450	518,841
Oregon State Department of Transportation, Revenue Bonds, Ser. A, BABs	Aa2	5.834%	11/15/34		615	797,489
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B, BABs	Aa3	5.511%	12/01/45		800	949,032
Regional Transportation District, Revenue Bonds, Ser. 2010B, BABs	Aa2	5.844%	11/01/50		1,000	1,357,910
State of California, General Obligation Unlimited, BABs	A1	7.300%	10/01/39		2,280	3,159,465
State of California, General Obligation Unlimited, BABs	A1	7.625%	03/01/40		725	1,041,165
State of Illinois, General Obligation Bonds	A2	4.421%	01/01/15		5,030	5,332,756
Texas State Transportation Commission, Revenue Bonds, Ser. B, BABs	Aaa	5.028%	04/01/26		425	514,492
University of California, Revenue Bonds, BABs	Aa1	5.770%	05/15/43		1,400	1,713,502

TOTAL MUNICIPAL BONDS (cost $20,771,240)						25,905,621

SOVEREIGNS — 4.8%
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, Ser. E, MTN	NR	2.750%	03/05/15		2,100	2,185,665
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	7.375%	02/03/15	EUR	900	1,350,119
Brazilian Government International Bond (Brazil), Unsec’d. Notes, 144A	Baa2	11.000%	06/26/17	EUR	1,600	2,971,489
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, Reg.-S	Baa3	4.875%	05/05/21		1,600	1,840,000
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, Reg.-S	Baa3	7.250%	04/20/15		1,600	1,802,000
Indonesia Government International Bond (Indonesia), Unsec’d. Notes, 144A	Baa3	3.750%	04/25/22		2,000	2,132,500
Ireland Government Bond (Ireland), Sr. Unsub. Notes	Ba1	4.400%	06/18/19	EUR	780	1,033,230
Ireland Government Bond (Ireland), Unsec’d. Notes	Ba1	4.500%	04/18/20	EUR	2,600	3,431,794
Italy Buoni Poliennali del Tesoro (Italy), Bonds	Baa2	4.750%	05/01/17	EUR	1,970	2,770,897
Italy Buoni Poliennali del Tesoro (Italy), Bonds	Baa2	6.500%	11/01/27	EUR	3,545	5,437,289
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, Reg.-S	Baa2	3.450%	03/24/17	JPY	120,000	1,359,185
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, Reg.-S	Baa2	4.500%	06/08/15	JPY	130,000	1,541,605
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	5.500%	02/17/20	EUR	920	1,463,305
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	4.250%	07/14/17	EUR	2,860	4,212,989
Peru Enhanced Pass-Through Finance Ltd. (Cayman Islands), Pass-thru Certs., 144A(i)	Baa2	2.020%	05/31/18		1,087	978,284
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes, Reg.-S.	Baa2	7.500%	10/14/14	EUR	1,700	2,512,078
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	Ba1	6.250%	03/15/16	EUR	850	1,280,441

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SOVEREIGNS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	3.000%	03/17/23		$285	$284,287
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes	Ba3	3.850%	04/15/21	EUR	500	537,039
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A	Ba3	4.100%	04/15/37	EUR	540	471,231
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes	Ba3	4.750%	06/14/19	EUR	3,025	3,622,174
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	Aa2	5.250%	01/20/20		2,110	2,521,450
Russian Foreign Bond – Eurobond (Russia), Sr. Unsec’d. Notes, 144A	Baa1	7.500%	03/31/30		946	1,214,400
South Africa Government Bond (South Africa), Bonds, Ser. R214	Baa1	6.500%	02/28/41	ZAR	18,000	1,748,250
South Africa Government International Bond (South Africa), Unsec’d. Notes, Ser. E, MTN	Baa1	4.500%	04/05/16	EUR	800	1,151,785
Spain Government Bond (Spain), Sr. Unsub. Notes	Baa3	4.700%	07/30/41	EUR	465	522,953
Spain Government Bond (Spain), Sr. Unsub. Notes	Baa3	5.850%	01/31/22	EUR	1,845	2,535,657
Spain Government Bond (Spain), Unsec’d. Notes	Baa3	4.250%	10/31/16	EUR	2,850	3,816,051
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, Ser. E, MTN	Baa3	3.625%	06/17/13		2,400	2,399,928
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	Ba1	7.000%	06/05/20		1,510	1,925,250
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	Ba1	8.000%	02/14/34		845	1,267,500

TOTAL SOVEREIGNS (cost $57,988,404)						62,320,825

U.S. GOVERNMENT TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Bonds		2.750%	08/15/42		4,115	3,973,547
U.S. Treasury Bonds		2.750%	11/15/42		12,625	12,163,404
U.S. Treasury Notes		0.625%	11/30/17		1,625	1,619,542
U.S. Treasury Notes		0.750%	12/31/17		9,750	9,766,000
U.S. Treasury Notes		1.125%	12/31/19		175	174,508
U.S. Treasury Notes(d)		1.625%	11/15/22		6,830	6,755,293

TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS (cost $34,913,155)						34,452,294

					Shares
PREFERRED STOCK — 0.1%
Banking — 0.1%
Citigroup Capital XIII, 7.875% (Capital Security, fixed to floating preferred)(a) (cost $1,125,000)					45,000	1,255,500

TOTAL LONG-TERM INVESTMENTS (cost $1,061,168,608)						1,147,632,957

SHORT-TERM INVESTMENTS — 18.7%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund(k) (cost $123,519,144)					12,569,841	116,019,635
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (Note 4)(k)(l) (cost $127,931,409; includes $81,016,815 of cash collateral received for securities on loan)					127,931,409	127,931,409

TOTAL SHORT-TERM INVESTMENTS (cost $251,450,553)						243,951,044

TOTAL INVESTMENTS — 106.6% (cost $1,312,619,161)						1,391,584,001
LIABILITIES IN EXCESS OF OTHER ASSETS(m) — (6.6)%						(85,682,948)

NET ASSETS — 100.0%						$1,305,901,053

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
Reg.-S	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
BABs	Build America Bonds
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FHLMC	Federal Home Loan Mortgage Corp.
I/O	Interest Only
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment in Kind
TBA	To Be Announced
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand
BBR	New Zealand Bank Bill Rate
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(b)	Indicates a security that has been deemed illiquid.

(c)	Standard & Poor’s Rating.

(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $79,120,950; cash collateral of $81,016,815 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(e)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(f)	Represents a step coupon bond. Rate shown reflects the rate in effect at December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(g)	Indicates a restricted security; the aggregate original cost of such securities is $8,403,801. The aggregate value of $8,641,827 is approximately 0.7% of net assets.

(h)	Represents security, or a portion thereof, segregated as collateral for futures contract.

(i)	Represents zero coupon bond. Rate shown reflects the effective yield on December 31, 2012.

(j)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.

(k)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(l)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(m)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Long Positions:
415	2 Year U.S. Treasury Notes	Mar. 2013	$91,451,416	$91,494,531	$43,115
1,670	5 Year U.S. Treasury Notes	Mar. 2013	207,928,311	207,771,484	(156,827)
266	10 Year U.S. Treasury Notes	Mar. 2013	35,158,182	35,319,813	161,631
570	U.S. Long Bond	Mar. 2013	84,830,607	84,075,000	(755,607)

					(707,688)

Short Position:
47	U.S. Ultra Bond	Mar. 2013	7,601,465	7,641,906	(40,441)

					$(748,129)

Forward currency contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Payable at Settlement Date	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Australian Dollar expiring 01/23/13	Citibank NA	AUD	1,250	$1,288,300	$1,295,773	$7,473
Australian Dollar expiring 01/23/13	HSBC Securities, Inc.	AUD	2,508	2,596,700	2,599,258	2,558
Australian Dollar expiring 01/23/13	HSBC Securities, Inc.	AUD	1,251	1,289,200	1,296,441	7,241
Australian Dollar expiring 01/23/13	JPMorgan Chase & Co.	AUD	1,876	1,932,500	1,944,931	12,431
Australian Dollar expiring 01/23/13	JPMorgan Chase & Co.	AUD	1,852	1,911,200	1,919,331	8,131
Australian Dollar expiring 01/23/13	JPMorgan Chase & Co.	AUD	1,250	1,274,200	1,295,616	21,416
Australian Dollar expiring 01/23/13	Morgan Stanley	AUD	1,870	1,945,701	1,938,551	(7,150)
Australian Dollar expiring 01/23/13	Morgan Stanley	AUD	1,254	1,288,300	1,299,725	11,425
Australian Dollar expiring 01/23/13	UBS AG	AUD	2,504	2,591,000	2,595,450	4,450
Brazilian Real expiring 01/18/13	Citibank NA	BRL	2,667	1,288,600	1,299,472	10,872
Brazilian Real expiring 01/18/13	Citibank NA	BRL	2,633	1,278,100	1,282,844	4,744
British Pound expiring 01/25/13	Citibank NA	GBP	1,607	2,576,700	2,610,952	34,252
British Pound expiring 01/25/13	Deutsche Bank Securities Corp.	GBP	1,597	2,576,100	2,594,087	17,987
British Pound expiring 01/25/13	JPMorgan Chase & Co.	GBP	2,041	3,303,732	3,314,628	10,896
British Pound expiring 01/25/13	JPMorgan Chase & Co.	GBP	800	1,291,700	1,299,592	7,892
Canadian Dollar expiring 01/22/13	Citibank NA	CAD	2,558	2,571,400	2,570,176	(1,224)
Canadian Dollar expiring 01/22/13	Citibank NA	CAD	1,286	1,316,500	1,292,396	(24,104)
Canadian Dollar expiring 01/22/13	Citibank NA	CAD	1,280	1,288,800	1,286,445	(2,355)
Canadian Dollar expiring 01/22/13	Citibank NA	CAD	1,257	1,276,000	1,262,761	(13,239)
Canadian Dollar expiring 01/22/13	Deutsche Bank Securities Corp.	CAD	1,285	1,289,900	1,291,438	1,538
Canadian Dollar expiring 01/22/13	Goldman Sachs & Co.	CAD	1,943	1,947,500	1,952,082	4,582
Canadian Dollar expiring 01/22/13	Goldman Sachs & Co.	CAD	1,289	1,303,100	1,295,189	(7,911)
Canadian Dollar expiring 01/22/13	Goldman Sachs & Co.	CAD	1,277	1,298,000	1,283,622	(14,378)
Canadian Dollar expiring 01/22/13	JPMorgan Chase & Co.	CAD	7,157	7,328,093	7,191,788	(136,305)
Canadian Dollar expiring 01/22/13	JPMorgan Chase & Co.	CAD	1,279	1,288,300	1,285,252	(3,048)
Canadian Dollar expiring 01/22/13	Morgan Stanley	CAD	1,253	1,278,100	1,258,934	(19,166)
Canadian Dollar expiring 01/22/13	UBS AG	CAD	1,291	1,291,700	1,297,152	5,452
Chilean Peso expiring 02/06/13	Citibank NA	CLP	3,332,538	6,816,400	6,924,567	108,167
Chilean Peso expiring 03/11/13	Citibank NA	CLP	628,876	1,303,100	1,301,307	(1,793)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Purchase Contracts	Counterparty	Notional Amount (000)		Payable at Settlement Date	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Chilean Peso expiring 03/11/13	Citibank NA	CLP	622,156	$1,299,000	$1,287,401	$(11,599)
Chinese Yuan Renminbi expiring 03/12/13	UBS AG	CNY	41,457	6,500,000	6,617,851	117,851
Chinese Yuan Renminbi expiring 03/20/13	Citibank NA	CNY	17,745	2,806,400	2,831,287	24,887
Chinese Yuan Renminbi expiring 03/20/13	UBS AG	CNY	45,787	7,232,700	7,305,495	72,795
Chinese Yuan Renminbi expiring 10/29/13	Citibank NA	CNY	8,148	1,288,400	1,284,554	(3,846)
Chinese Yuan Renminbi expiring 10/29/13	UBS AG	CNY	13,894	2,189,700	2,190,413	713
Colombian Peso expiring 01/18/13	Citibank NA	COP	2,343,951	1,303,100	1,324,717	21,617
Czech Koruna expiring 01/24/13	Citibank NA	CZK	71,722	3,744,954	3,773,936	28,982
Czech Koruna expiring 01/24/13	Citibank NA	CZK	25,775	1,298,300	1,356,229	57,929
Czech Koruna expiring 01/24/13	Citibank NA	CZK	24,689	1,297,100	1,299,117	2,017
Czech Koruna expiring 01/24/13	Citibank NA	CZK	24,426	1,276,000	1,285,258	9,258
Czech Koruna expiring 01/24/13	Credit Suisse First Boston	CZK	24,705	1,304,601	1,299,930	(4,671)
Czech Koruna expiring 01/24/13	Credit Suisse First Boston	CZK	24,395	1,290,300	1,283,623	(6,677)
Czech Koruna expiring 01/24/13	JPMorgan Chase & Co.	CZK	24,348	1,278,900	1,281,161	2,261
Euro expiring 01/24/13	Citibank NA	EUR	1,480	1,914,225	1,953,686	39,461
Euro expiring 01/25/13	Citibank NA	EUR	2,883	3,729,072	3,805,773	76,701
Euro expiring 01/25/13	Citibank NA	EUR	2,284	3,011,700	3,015,911	4,211
Euro expiring 01/25/13	Citibank NA	EUR	70	92,700	92,830	130
Euro expiring 01/25/13	Citibank NA	EUR	64	85,000	85,119	119
Euro expiring 01/25/13	Goldman Sachs & Co.	EUR	1,174	1,545,800	1,549,928	4,128
Euro expiring 01/25/13	HSBC Securities, Inc.	EUR	1,288	1,676,000	1,699,856	23,856
Euro expiring 01/25/13	JPMorgan Chase & Co.	EUR	1,473	1,932,500	1,945,144	12,644
Hungarian Forint expiring 01/24/13	Barclays Bank PLC	HUF	276,014	1,278,900	1,246,568	(32,332)
Hungarian Forint expiring 01/24/13	Citibank NA	HUF	335,584	1,530,900	1,515,605	(15,295)
Hungarian Forint expiring 01/24/13	Goldman Sachs & Co.	HUF	289,573	1,298,300	1,307,806	9,506
Hungarian Forint expiring 01/24/13	Goldman Sachs & Co.	HUF	286,638	1,297,100	1,294,551	(2,549)
Hungarian Forint expiring 01/24/13	HSBC Securities, Inc.	HUF	566,138	2,613,200	2,556,861	(56,339)
Indian Rupee expiring 01/07/13	Citibank NA	INR	125,401	2,353,400	2,285,330	(68,070)
Indian Rupee expiring 01/07/13	Citibank NA	INR	82,789	1,565,901	1,508,765	(57,136)
Indian Rupee expiring 01/07/13	UBS AG	INR	199,718	3,834,100	3,639,703	(194,397)
Indian Rupee expiring 01/07/13	UBS AG	INR	168,265	3,131,100	3,066,498	(64,602)
Indian Rupee expiring 01/07/13	UBS AG	INR	135,639	2,492,900	2,471,905	(20,995)
Indian Rupee expiring 01/14/13	UBS AG	INR	69,865	1,290,100	1,271,331	(18,769)
Japanese Yen expiring 01/25/13	Citibank NA	JPY	39,579	509,500	456,949	(52,551)
Malaysian Ringgit expiring 03/11/13	UBS AG	MYR	27,525	9,015,028	8,956,999	(58,029)
Mexican Peso expiring 01/22/13	Citibank NA	MXN	107,280	8,271,467	8,281,761	10,294
Mexican Peso expiring 01/22/13	Citibank NA	MXN	16,953	1,289,200	1,308,744	19,544
Mexican Peso expiring 01/22/13	Citibank NA	MXN	16,778	1,303,100	1,295,229	(7,871)
Mexican Peso expiring 01/22/13	Citibank NA	MXN	8,267	639,000	638,211	(789)
Mexican Peso expiring 01/22/13	Citibank NA	MXN	166	12,743	12,816	73
Mexican Peso expiring 01/22/13	Citibank NA	MXN	115	8,819	8,884	65
Mexican Peso expiring 01/22/13	HSBC Securities, Inc.	MXN	34,153	2,596,700	2,636,515	39,815
Mexican Peso expiring 01/22/13	JPMorgan Chase & Co.	MXN	16,833	1,289,900	1,299,457	9,557
New Zealand Dollar expiring 01/23/13	Citibank NA	NZD	1,589	1,288,300	1,311,486	23,186
New Zealand Dollar expiring 01/23/13	Citibank NA	NZD	1,569	1,291,700	1,294,333	2,633
New Zealand Dollar expiring 01/23/13	Citibank NA	NZD	304	245,012	251,004	5,992
New Zealand Dollar expiring 01/23/13	Deutsche Bank Securities Corp.	NZD	3,187	2,616,100	2,629,743	13,643
New Zealand Dollar expiring 01/23/13	Goldman Sachs & Co.	NZD	1,744	1,430,800	1,439,172	8,372
New Zealand Dollar expiring 01/23/13	Goldman Sachs & Co.	NZD	1,558	1,302,500	1,285,627	(16,873)
New Zealand Dollar expiring 01/23/13	HSBC Securities, Inc.	NZD	1,577	1,289,200	1,300,892	11,692
New Zealand Dollar expiring 01/23/13	JPMorgan Chase & Co.	NZD	1,573	1,288,000	1,297,534	9,534
New Zealand Dollar expiring 01/23/13	UBS AG	NZD	5,389	4,423,672	4,446,844	23,172
New Zealand Dollar expiring 01/23/13	UBS AG	NZD	2,370	1,932,500	1,955,408	22,908
Norwegian Krone expiring 01/24/13	Barclays Bank PLC	NOK	48,032	8,344,681	8,634,267	289,586

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Purchase Contracts	Counterparty	Notional Amount (000)		Payable at Settlement Date	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Norwegian Krone expiring 01/24/13	Barclays Bank PLC	NOK	7,606	$1,318,428	$1,367,285	$48,857
Norwegian Krone expiring 01/24/13	Citibank NA	NOK	7,360	1,289,200	1,323,061	33,861
Norwegian Krone expiring 01/24/13	Citibank NA	NOK	7,294	1,290,300	1,311,236	20,936
Norwegian Krone expiring 01/24/13	Citibank NA	NOK	7,277	1,307,900	1,308,191	291
Norwegian Krone expiring 01/24/13	Goldman Sachs & Co.	NOK	7,369	1,302,700	1,324,661	21,961
Norwegian Krone expiring 01/24/13	Goldman Sachs & Co.	NOK	7,357	1,302,000	1,322,468	20,468
Norwegian Krone expiring 01/24/13	Goldman Sachs & Co.	NOK	7,354	1,291,700	1,321,879	30,179
Norwegian Krone expiring 01/24/13	Goldman Sachs & Co.	NOK	7,263	1,306,601	1,305,680	(921)
Norwegian Krone expiring 01/24/13	UBS AG	NOK	7,275	1,278,900	1,307,686	28,786
Peruvian Nuevo Sol expiring 01/10/13	Citibank NA	PEN	10,653	4,121,059	4,170,811	49,752
Peruvian Nuevo Sol expiring 01/10/13	Citibank NA	PEN	3,354	1,302,000	1,313,131	11,131
Peruvian Nuevo Sol expiring 01/10/13	Citibank NA	PEN	3,354	1,300,700	1,313,093	12,393
Philippine Peso expiring 01/22/13	JPMorgan Chase & Co.	PHP	302,580	7,334,383	7,374,695	40,312
Philippine Peso expiring 03/18/13	UBS AG	PHP	42,070	1,023,100	1,024,877	1,777
Polish Zloty expiring 01/24/13	Citibank NA	PLN	10,219	3,186,000	3,292,832	106,832
Polish Zloty expiring 01/24/13	Citibank NA	PLN	6,093	1,913,900	1,963,301	49,401
Polish Zloty expiring 01/24/13	Citibank NA	PLN	4,237	1,298,300	1,365,275	66,975
Polish Zloty expiring 01/24/13	Citibank NA	PLN	4,168	1,297,100	1,342,985	45,885
Polish Zloty expiring 01/24/13	Citibank NA	PLN	4,051	1,278,900	1,305,413	26,513
Polish Zloty expiring 01/24/13	Goldman Sachs & Co.	PLN	4,201	1,297,100	1,353,570	56,470
Polish Zloty expiring 01/24/13	Goldman Sachs & Co.	PLN	4,122	1,300,700	1,328,214	27,514
Polish Zloty expiring 01/24/13	JPMorgan Chase & Co.	PLN	4,128	1,296,400	1,329,978	33,578
Polish Zloty expiring 01/24/13	UBS AG	PLN	11,813	3,670,032	3,806,335	136,303
Polish Zloty expiring 01/24/13	UBS AG	PLN	4,114	1,302,500	1,325,726	23,226
Russian Ruble expiring 03/25/13	Citibank NA	RUB	61,928	1,945,700	1,999,127	53,427
Russian Ruble expiring 03/25/13	Citibank NA	RUB	61,163	1,959,900	1,974,427	14,527
Russian Ruble expiring 03/25/13	Citibank NA	RUB	40,752	1,274,100	1,315,543	41,443
Russian Ruble expiring 03/25/13	Citibank NA	RUB	40,666	1,290,300	1,312,776	22,476
Russian Ruble expiring 03/25/13	Citibank NA	RUB	40,604	1,276,000	1,310,749	34,749
Russian Ruble expiring 03/25/13	Citibank NA	RUB	40,565	1,271,600	1,309,513	37,913
Russian Ruble expiring 03/25/13	Citibank NA	RUB	40,491	1,278,900	1,307,102	28,202
Russian Ruble expiring 03/25/13	Citibank NA	RUB	40,364	1,304,600	1,303,025	(1,575)
Russian Ruble expiring 03/25/13	Citibank NA	RUB	40,125	1,305,300	1,295,297	(10,003)
Russian Ruble expiring 03/25/13	Citibank NA	RUB	37,218	1,160,900	1,201,471	40,571
Singapore Dollar expiring 01/23/13	Citibank NA	SGD	1,566	1,276,000	1,282,164	6,164
Singapore Dollar expiring 01/23/13	HSBC Securities, Inc.	SGD	3,333	2,731,400	2,728,288	(3,112)
Singapore Dollar expiring 01/23/13	HSBC Securities, Inc.	SGD	1,587	1,302,000	1,299,026	(2,974)
Singapore Dollar expiring 01/23/13	JPMorgan Chase & Co.	SGD	9,522	7,769,100	7,794,921	25,821
Singapore Dollar expiring 01/23/13	Morgan Stanley	SGD	3,115	2,551,300	2,549,711	(1,589)
South African Rand expiring 01/30/13	Citibank NA	ZAR	10,586	1,271,600	1,243,266	(28,334)
South African Rand expiring 01/30/13	Citibank NA	ZAR	4,290	485,335	503,800	18,465
South African Rand expiring 01/30/13	Citibank NA	ZAR	1,127	127,900	132,412	4,512
South African Rand expiring 01/30/13	JPMorgan Chase & Co.	ZAR	10,646	1,271,600	1,250,233	(21,367)
South Korean Won expiring 01/14/13	Citibank NA	KRW	2,812,829	2,514,822	2,624,884	110,062
South Korean Won expiring 01/14/13	Citibank NA	KRW	1,462,171	1,316,500	1,364,473	47,973
South Korean Won expiring 01/14/13	UBS AG	KRW	2,137,567	1,917,100	1,994,741	77,641
South Korean Won expiring 03/18/13	UBS AG	KRW	1,430,721	1,290,100	1,330,362	40,262
South Korean Won expiring 03/18/13	UBS AG	KRW	1,423,735	1,278,900	1,323,866	44,966
Swedish Krona expiring 01/24/13	Barclays Bank PLC	SEK	46,364	7,045,498	7,125,251	79,753
Swedish Krona expiring 01/24/13	Citibank NA	SEK	8,775	1,298,300	1,348,592	50,292
Swedish Krona expiring 01/24/13	Citibank NA	SEK	8,617	1,288,300	1,324,236	35,936
Swedish Krona expiring 01/24/13	Citibank NA	SEK	8,597	1,310,786	1,321,133	10,347
Swedish Krona expiring 01/24/13	Citibank NA	SEK	8,477	1,276,000	1,302,687	26,687
Swedish Krona expiring 01/24/13	Deutsche Bank Securities Corp.	SEK	17,050	2,613,200	2,620,250	7,050
Swedish Krona expiring 01/24/13	Deutsche Bank Securities Corp.	SEK	8,580	1,296,400	1,318,568	22,168
Swedish Krona expiring 01/24/13	Goldman Sachs & Co.	SEK	8,669	1,302,500	1,332,319	29,819
Swedish Krona expiring 01/24/13	Goldman Sachs & Co.	SEK	8,664	1,309,400	1,331,421	22,021
Swedish Krona expiring 01/24/13	Goldman Sachs & Co.	SEK	8,624	1,296,400	1,325,343	28,943
Swedish Krona expiring 01/24/13	UBS AG	SEK	17,407	2,603,400	2,675,089	71,689

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Purchase Contracts	Counterparty	Notional Amount (000)		Payable at Settlement Date	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Swedish Krona expiring 01/24/13	UBS AG	SEK	17,035	$2,615,800	$2,617,894	$2,094
Swedish Krona expiring 01/24/13	UBS AG	SEK	16,922	2,576,700	2,600,503	23,803
Swedish Krona expiring 01/24/13	UBS AG	SEK	8,541	1,289,200	1,312,650	23,450
Swedish Krona expiring 01/24/13	UBS AG	SEK	8,491	1,278,900	1,304,924	26,024
Taiwan Dollar expiring 03/12/13	UBS AG	TWD	75,482	2,566,100	2,600,105	34,005
Taiwan Dollar expiring 03/12/13	UBS AG	TWD	37,667	1,283,500	1,297,502	14,002
Taiwan Dollar expiring 11/13/13	Citibank NA	TWD	36,809	1,288,600	1,273,092	(15,508)
Taiwan Dollar expiring 11/13/13	UBS AG	TWD	73,609	2,576,900	2,545,887	(31,013)
Thai Baht expiring 02/28/13	Citibank NA	THB	183,862	5,950,418	5,990,284	39,866
Turkish Lira expiring 01/30/13	Citibank NA	TRY	2,362	1,295,500	1,318,226	22,726
Turkish Lira expiring 01/30/13	Deutsche Bank Securities Corp.	TRY	2,573	1,418,100	1,436,220	18,120
Turkish Lira expiring 01/30/13	Deutsche Bank Securities Corp.	TRY	2,344	1,308,100	1,308,152	52
Turkish Lira expiring 01/30/13	Goldman Sachs & Co.	TRY	8,053	4,417,603	4,494,440	76,837
Turkish Lira expiring 01/30/13	Goldman Sachs & Co.	TRY	3,503	1,930,100	1,955,351	25,251
Turkish Lira expiring 01/30/13	Goldman Sachs & Co.	TRY	2,336	1,291,700	1,303,675	11,975
Turkish Lira expiring 01/30/13	Goldman Sachs & Co.	TRY	2,335	1,302,500	1,303,336	836
Turkish Lira expiring 01/30/13	Goldman Sachs & Co.	TRY	2,330	1,289,900	1,300,231	10,331
Turkish Lira expiring 01/30/13	Goldman Sachs & Co.	TRY	2,318	1,288,100	1,293,664	5,564

				$326,587,966	$329,090,362	$2,502,396

Sale Contracts	Counterparty	Notional Amount (000)		Receivable at Settlement Date	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Australian Dollar expiring 01/23/13	Citibank NA	AUD	3,124	$3,188,700	$3,238,555	$(49,855)
Australian Dollar expiring 01/23/13	Citibank NA	AUD	2,505	2,573,500	2,596,634	(23,134)
Australian Dollar expiring 01/23/13	Goldman Sachs & Co.	AUD	1,248	1,306,600	1,293,390	13,210
Australian Dollar expiring 01/23/13	HSBC Securities, Inc.	AUD	2,375	2,471,300	2,462,352	8,948
Australian Dollar expiring 01/23/13	JPMorgan Chase & Co.	AUD	3,252	3,331,500	3,370,948	(39,448)
Australian Dollar expiring 01/23/13	JPMorgan Chase & Co.	AUD	95	100,000	98,991	1,009
Brazilian Real expiring 01/18/13	Citibank NA	BRL	5,301	2,542,045	2,582,316	(40,271)
British Pound expiring 01/25/13	Barclays Bank PLC	GBP	1,496	2,398,431	2,429,326	(30,895)
British Pound expiring 01/25/13	Citibank NA	GBP	1,890	3,053,753	3,069,175	(15,422)
British Pound expiring 01/25/13	Citibank NA	GBP	805	1,289,900	1,306,794	(16,894)
British Pound expiring 01/25/13	Morgan Stanley	GBP	3,215	5,153,100	5,222,359	(69,259)
British Pound expiring 01/25/13	Morgan Stanley	GBP	2,053	3,313,400	3,334,049	(20,649)
Canadian Dollar expiring 01/22/13	Citibank NA	CAD	3,157	3,190,800	3,172,449	18,351
Canadian Dollar expiring 01/22/13	Citibank NA	CAD	2,139	2,166,100	2,149,317	16,783
Canadian Dollar expiring 01/22/13	Citibank NA	CAD	1,929	1,928,900	1,937,857	(8,957)
Canadian Dollar expiring 01/22/13	Goldman Sachs & Co.	CAD	1,952	1,962,100	1,961,399	701
Canadian Dollar expiring 01/22/13	Goldman Sachs & Co.	CAD	1,939	1,932,700	1,948,399	(15,699)
Canadian Dollar expiring 01/22/13	Goldman Sachs & Co.	CAD	1,291	1,306,600	1,297,354	9,246
Canadian Dollar expiring 01/22/13	JPMorgan Chase & Co.	CAD	1,801	1,806,100	1,809,271	(3,171)
Canadian Dollar expiring 01/22/13	UBS AG	CAD	2,558	2,575,900	2,570,271	5,629
Chilean Peso expiring 02/06/13	Citibank NA	CLP	1,185,891	2,447,154	2,464,122	(16,968)
Chinese Yuan Renminbi expiring 03/20/13	UBS AG	CNY	45,787	7,157,512	7,305,495	(147,983)
Czech Koruna expiring 01/24/13	Barclays Bank PLC	CZK	37,268	1,932,500	1,961,022	(28,522)
Czech Koruna expiring 01/24/13	Barclays Bank PLC	CZK	36,930	1,931,900	1,943,198	(11,298)
Czech Koruna expiring 01/24/13	Barclays Bank PLC	CZK	34,616	1,813,700	1,821,442	(7,742)
Czech Koruna expiring 01/24/13	UBS AG	CZK	61,386	3,179,000	3,230,070	(51,070)
Czech Koruna expiring 01/24/13	UBS AG	CZK	25,796	1,297,100	1,357,353	(60,253)
Euro expiring 01/25/13	Citibank NA	EUR	29,616	38,272,822	39,100,689	(827,867)
Euro expiring 01/25/13	Citibank NA	EUR	1,581	2,042,100	2,087,023	(44,923)
Euro expiring 01/25/13	Citibank NA	EUR	1,221	1,591,671	1,611,830	(20,159)
Euro expiring 01/25/13	Citibank NA	EUR	924	1,202,351	1,219,878	(17,527)
Euro expiring 01/25/13	Citibank NA	EUR	198	254,700	261,059	(6,359)
Euro expiring 01/25/13	Citibank NA	EUR	187	242,423	246,761	(4,338)
Euro expiring 01/25/13	Credit Suisse First Boston	EUR	20	25,242	25,982	(740)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Sale Contracts	Counterparty	Notional Amount (000)		Receivable at Settlement Date	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Euro expiring 01/25/13	Deutsche Bank Securities Corp.	EUR	998	$1,291,700	$1,317,294	$(25,594)
Euro expiring 01/25/13	Deutsche Bank Securities Corp.	EUR	337	434,334	444,737	(10,403)
Euro expiring 01/25/13	Goldman Sachs & Co.	EUR	1,309	1,726,752	1,728,733	(1,981)
Euro expiring 01/25/13	Goldman Sachs & Co.	EUR	706	912,200	932,598	(20,398)
Euro expiring 01/25/13	Goldman Sachs & Co.	EUR	516	672,285	681,886	(9,601)
Euro expiring 01/25/13	JPMorgan Chase & Co.	EUR	4,961	6,477,500	6,550,285	(72,785)
Euro expiring 01/25/13	JPMorgan Chase & Co.	EUR	400	518,222	528,099	(9,877)
Euro expiring 01/25/13	JPMorgan Chase & Co.	EUR	289	373,556	381,142	(7,586)
Euro expiring 01/25/13	UBS AG	EUR	2,010	2,579,800	2,654,114	(74,314)
Euro expiring 01/25/13	UBS AG	EUR	83	105,554	108,984	(3,430)
Hungarian Forint expiring 01/24/13	Barclays Bank PLC	HUF	565,303	2,576,300	2,553,090	23,210
Hungarian Forint expiring 01/24/13	Citibank NA	HUF	614,470	2,833,500	2,775,145	58,355
Hungarian Forint expiring 01/24/13	Citibank NA	HUF	583,100	2,609,300	2,633,468	(24,168)
Indian Rupee expiring 01/07/13	Citibank NA	INR	125,143	2,350,100	2,280,626	69,474
Indian Rupee expiring 01/07/13	UBS AG	INR	233,317	4,459,000	4,252,016	206,984
Indian Rupee expiring 01/07/13	UBS AG	INR	199,718	3,765,427	3,639,703	125,724
Indian Rupee expiring 01/07/13	UBS AG	INR	153,634	2,923,145	2,799,856	123,289
Indian Rupee expiring 01/14/13	Citibank NA	INR	69,865	1,256,797	1,271,331	(14,534)
Malaysian Ringgit expiring 03/11/13	UBS AG	MYR	6,002	1,952,500	1,953,148	(648)
Mexican Peso expiring 01/22/13	Citibank NA	MXN	21,897	1,671,700	1,690,405	(18,705)
Mexican Peso expiring 01/22/13	Citibank NA	MXN	17,023	1,286,700	1,314,138	(27,438)
Mexican Peso expiring 01/22/13	Citibank NA	MXN	16,959	1,288,300	1,309,182	(20,882)
Mexican Peso expiring 01/22/13	JPMorgan Chase & Co.	MXN	34,252	2,573,500	2,644,180	(70,680)
Mexican Peso expiring 01/22/13	JPMorgan Chase & Co.	MXN	25,444	1,962,100	1,964,233	(2,133)
New Zealand Dollar expiring 01/23/13	Citibank NA	NZD	2,819	2,270,300	2,325,863	(55,563)
New Zealand Dollar expiring 01/23/13	Citibank NA	NZD	2,385	1,962,100	1,968,079	(5,979)
New Zealand Dollar expiring 01/23/13	Citibank NA	NZD	2,353	1,914,500	1,941,581	(27,081)
New Zealand Dollar expiring 01/23/13	Citibank NA	NZD	2,349	1,913,900	1,937,912	(24,012)
New Zealand Dollar expiring 01/23/13	Citibank NA	NZD	2,347	1,959,900	1,936,709	23,191
New Zealand Dollar expiring 01/23/13	Citibank NA	NZD	1,702	1,428,900	1,404,066	24,834
New Zealand Dollar expiring 01/23/13	UBS AG	NZD	2,401	1,957,000	1,980,945	(23,945)
Norwegian Krone expiring 01/24/13	Citibank NA	NOK	11,121	1,933,200	1,999,122	(65,922)
Norwegian Krone expiring 01/24/13	Goldman Sachs & Co.	NOK	14,902	2,576,900	2,678,815	(101,915)
Norwegian Krone expiring 01/24/13	JPMorgan Chase & Co.	NOK	14,941	2,593,800	2,685,859	(92,059)
Norwegian Krone expiring 01/24/13	UBS AG	NOK	10,431	1,800,300	1,875,051	(74,751)
Peruvian Nuevo Sol expiring 01/10/13	Citibank NA	PEN	4,021	1,543,100	1,574,114	(31,014)
Polish Zloty expiring 01/24/13	Citibank NA	PLN	8,840	2,697,600	2,848,293	(150,693)
Polish Zloty expiring 01/24/13	Citibank NA	PLN	6,263	1,943,300	2,018,011	(74,711)
Polish Zloty expiring 01/24/13	Citibank NA	PLN	6,162	1,914,225	1,985,406	(71,181)
Polish Zloty expiring 01/24/13	Citibank NA	PLN	6,126	1,932,500	1,973,929	(41,429)
Polish Zloty expiring 01/24/13	Citibank NA	PLN	4,097	1,288,000	1,320,133	(32,133)
Polish Zloty expiring 01/24/13	Citibank NA	PLN	4,067	1,308,100	1,310,379	(2,279)
Polish Zloty expiring 01/24/13	JPMorgan Chase & Co.	PLN	4,971	1,546,600	1,601,668	(55,068)
Russian Ruble expiring 03/25/13	Citibank NA	RUB	130,084	4,129,000	4,199,325	(70,325)
Russian Ruble expiring 03/25/13	Citibank NA	RUB	54,220	1,674,500	1,750,319	(75,819)
Singapore Dollar expiring 01/23/13	Citibank NA	SGD	2,360	1,914,500	1,931,943	(17,443)
Singapore Dollar expiring 01/23/13	Goldman Sachs & Co.	SGD	2,370	1,929,200	1,940,455	(11,255)
Singapore Dollar expiring 01/23/13	HSBC Securities, Inc.	SGD	3,185	2,613,200	2,607,298	5,902
Singapore Dollar expiring 01/23/13	JPMorgan Chase & Co.	SGD	3,297	2,674,700	2,698,524	(23,824)
South African Rand expiring 01/30/13	Goldman Sachs & Co.	ZAR	18,331	2,188,936	2,152,767	36,169
South African Rand expiring 01/30/13	JPMorgan Chase & Co.	ZAR	22,480	2,675,000	2,640,014	34,986
Swedish Krona expiring 01/24/13	Citibank NA	SEK	17,263	2,576,100	2,652,957	(76,857)
Swedish Krona expiring 01/24/13	Citibank NA	SEK	12,983	1,949,400	1,995,144	(45,744)
Swedish Krona expiring 01/24/13	Citibank NA	SEK	12,847	1,914,500	1,974,345	(59,845)
Swedish Krona expiring 01/24/13	Citibank NA	SEK	11,176	1,675,400	1,717,481	(42,081)
Swedish Krona expiring 01/24/13	Credit Suisse First Boston	SEK	17,325	2,579,800	2,662,527	(82,727)
Swedish Krona expiring 01/24/13	Goldman Sachs & Co.	SEK	21,767	3,247,400	3,345,132	(97,732)
Swedish Krona expiring 01/24/13	Goldman Sachs & Co.	SEK	7,830	1,159,600	1,203,251	(43,651)
Swedish Krona expiring 01/24/13	UBS AG	SEK	22,021	3,311,500	3,384,142	(72,642)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Sale Contracts	Counterparty	Notional Amount (000)		Receivable at Settlement Date	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Swedish Krona expiring 01/24/13	UBS AG	SEK	17,253	$2,576,700	$2,651,381	$(74,681)
Taiwan Dollar expiring 03/12/13	Citibank NA	TWD	56,266	1,928,900	1,938,182	(9,282)
Taiwan Dollar expiring 03/12/13	UBS AG	TWD	112,354	3,888,667	3,870,222	18,445
Turkish Lira expiring 01/30/13	Citibank NA	TRY	2,356	1,274,400	1,314,764	(40,364)
Turkish Lira expiring 01/30/13	Citibank NA	TRY	2,349	1,274,400	1,311,118	(36,718)
Turkish Lira expiring 01/30/13	Citibank NA	TRY	2,339	1,306,600	1,305,515	1,085
Turkish Lira expiring 01/30/13	Deutsche Bank Securities Corp.	TRY	7,256	3,996,000	4,050,051	(54,051)
Turkish Lira expiring 01/30/13	Deutsche Bank Securities Corp.	TRY	2,347	1,288,000	1,310,132	(22,132)
Turkish Lira expiring 01/30/13	JPMorgan Chase & Co.	TRY	7,047	3,923,700	3,933,191	(9,491)

				$255,736,204	$258,801,638	(3,065,434)

						$(563,038)

Interest rate swap agreements out standing at December 31, 2012:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	$66,560	08/31/16	0.934%	3 month LIBOR(2)	$1,049,093	$—	$1,049,093	Credit Suisse International
	15,385	12/14/14	0.351%	3 month LIBOR(2)	(6,918)	—	(6,918)	Citibank NA
	20,710	08/31/16	0.975%	3 month LIBOR(1)	(360,049)	—	(360,049)	JPMorgan Chase Bank NA
	20,710	08/31/16	0.978%	3 month LIBOR(1)	(362,932)	—	(362,932)	JPMorgan Chase Bank NA
	58,915	11/30/16	0.913%	3 month LIBOR(1)	(692,411)	—	(692,411)	JPMorgan Chase Bank NA
	6,860	10/02/19	1.189%	3 month LIBOR(1)	4,610	—	4,610	Bank of Nova Scotia
	38,980	11/15/19	1.334%	3 month LIBOR(1)	(105,756)	—	(105,756)	Citibank NA
	2,090	12/13/27	2.200%	3 month LIBOR(2)	(36,901)	—	(36,901)	Barclays Bank PLC
	20,260	08/15/28	2.370%	3 month LIBOR(1)	40,288	—	40,288	Citibank NA
AUD	1,270	12/19/32	4.423%	6 month Australian Bank Bill Rate(2)	25,174	—	25,174	Barclays Bank PLC
AUD	1,620	12/20/32	4.420%	6 month Australian Bank Bill Rate(2)	33,033	—	33,033	Citibank NA
BRL	13,135	01/01/17	0.000%	1 day Brazil Interbank Rate(2)	255,956	—	255,956	Barclays Bank PLC
BRL	7,942	01/01/17	0.000%	1 day Brazil Interbank Rate(2)	13,698	—	13,698	Citibank NA
CLP	1,480,000	12/06/17	5.410%	Chile Central Bank Daily Midday Interbank Rate(2)	10,593	—	10,593	Barclays Bank PLC
EUR	13,985	12/14/14	0.349%	6 month EURIBOR(1)	8,393	—	8,393	Citibank NA
EUR	1,640	12/13/27	2.065%	6 month EURIBOR(1)	(16,044)	—	(16,044)	Barclays Bank PLC
MXN	199,700	07/05/13	5.480%	28 day Mexican Interbank Rate(2)	55,388	—	55,388	Barclays Bank PLC
MXN	65,000	12/02/15	5.080%	28 day Mexican Interbank Rate(2)	(6,036)	—	(6,036)	Morgan Stanley Capital Services, Inc.
MXN	54,100	02/18/22	6.600%	28 day Mexican Interbank Rate((2)	271,366	—	271,366	Barclays Bank PLC
MXN	31,200	04/15/22	6.380%	28 day Mexican Interbank Rate(2)	115,493	—	115,493	JPMorgan Chase Bank NA
MXN	48,200	05/25/22	6.370%	28 day Mexican Interbank Rate(2)	178,228	—	178,228	Morgan Stanley Capital Services, Inc.
NZD	13,400	08/18/16	4.173%	3 month BBR(2)	622,341	—	622,341	Citibank NA
NZD	4,320	03/26/17	3.810%	3 month BBR(2)	150,330	—	150,330	HSBC Bank USA NA
NZD	1,960	09/25/22	3.790%	3 month BBR(2)	19,623	—	19,623	Citibank NA

					$1,266,560	$—	$1,266,560

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
American International Group, Inc.	03/20/18	3.700%		$3,700	$(438,794)	$—	$(438,794)	Deutsche Bank AG
Centex Corp.	06/20/14	1.000%		2,500	(28,249)	(5,107)	(23,142)	Credit Suisse International
Duke Energy Corp.	03/20/14	0.700%		3,400	(27,303)	—	(27,303)	Goldman Sachs International, Inc.
Masco Corp.	09/20/13	1.000%		2,600	(13,672)	17,645	(31,317)	Deutsche Bank AG
R.R. Donnelley & Sons Co.	06/20/14	1.000%		7,000	152,730	165,347	(12,617)	Deutsche Bank AG
R.R. Donnelley & Sons Co.	09/20/16	1.000%		4,750	811,799	314,079	497,720	JPMorgan Chase Bank
Sealed Air Corp.	06/20/13	1.000%		6,600	(24,455)	13,139	(37,594)	Deutsche Bank AG
SLM Corp.	06/20/14	5.000%		4,150	(249,495)	237,388	(486,883)	JPMorgan Chase Bank
Toll Brothers Financial Corp.	03/20/15	1.000%		4,695	(34,497)	16,233	(50,730)	Credit Suisse International
Westvaco Corp.	09/20/19	1.000%		4,400	86,755	58,173	28,582	JPMorgan Chase Bank

					$234,819	$816,897	$(582,078)

Over-the-counter credit default swap on credit indices—Buy Protection(1) :
CDX.NA.HY.18	06/20/17	5.000%		22,770	(367,152)	630,839	(997,991)	Citibank NA
ITRAXX.EUR.18	12/20/17	1.000%	EUR	23,000	240,301	267,871	(27,570)	Bank of America, NA
ITRAXX.EUR.18	12/20/17	1.000%	EUR	23,000	240,300	442,695	(202,395)	Morgan Stanley Capital Services, Inc.

					$113,449	$1,341,405	$(1,227,956)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2012(4)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on sovereign issues—Sell Protection(2):
Kingdom of Netherlands	03/20/13	0.250%	$8,250	0.076%	$3,830	$(34,653)	$38,483	Morgan Stanley Capital Services, Inc.
Republic of Austria	03/20/13	1.000%	8,250	0.082%	19,358	(37,199)	56,557	Morgan Stanley Capital Services, Inc.
Republic of France	03/20/13	0.250%	8,250	0.242%	832	(88,174)	89,006	Morgan Stanley Capital Services, Inc.

					$24,020	$(160,026)	$184,046

The Portfolio entered into credit default swaps as the protection seller on credit indices and sovereign issues to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Currency swap agreements outstanding at December 31, 2012:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
	Over-the-counter swap agreements:
EUR	2,700	10/17/14	0.000%	3 month LIBOR(1)	$(65,748)	$—	$(65,748)	Barclays Bank PLC
EUR	1,650	12/04/14	0.000%	3 month LIBOR(2)	(33,125)	—	(33,125)	Barclays Bank PLC
EUR	900	09/28/17	0.362%	3 month LIBOR(3)	(29,848)	—	(29,848)	HSBC Bank USA NA
JPY	120,000	03/24/17	3.450%	3 month LIBOR(4)	203,283	30	203,253	Citibank NA
JPY	100,000	06/08/15	4.500%	3 month LIBOR(5)	68,870	(56,202)	125,072	Citibank NA
JPY	30,000	06/08/15	4.500%	3 month LIBOR(6)	21,221	(15,095)	36,316	Citibank NA

					$164,653	$(71,267)	$235,920

(1)	The Portfolio pays a floating rate based on a notional amount of EUR 2,700,000. The Portfolio receives a floating rate based on a notional amount of $3,494,340.

(2)	The Portfolio pays a floating rate based on a notional amount of EUR 1,650,000. The Portfolio receives a floating rate based on a notional amount of $2,142,690.

(3)	The Portfolio pays a fixed rate based on a notional amount of EUR 900,000. The Portfolio receives a floating rate based on a notional amount of $1,157,400.

(4)	The Portfolio pays a fixed rate based on a notional amount of JPY 120,000,000. The Portfolio receives a floating rate based on a notional amount of $1,541,030.

(5)	The Portfolio pays a fixed rate based on a notional amount of JPY 100,000,000. The Portfolio receives a floating rate based on a notional amount of $1,284,027.

(6)	The Portfolio pays a fixed rate based on a notional amount of JPY 30,000,000. The Portfolio receives a floating rate based on a notional amount of $383,926.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$72,111,301	$199,293
Residential Mortgage-Backed Securities	—	68,713,399	—
Bank Loans	—	40,598,804	195,353
Collateralized Mortgage Obligations	—	3,487,052	—
Commercial Mortgage-Backed Securities	—	160,518,598	—
Corporate Bonds	—	570,354,214	6,948,002
Foreign Agencies	—	45,484,152	—
Mortgage-Backed Securities	—	55,088,549	—
Municipal Bonds	—	25,905,621	—
Sovereigns	—	61,342,541	978,284
U.S. Government Treasury obligations	—	34,452,294	—
Preferred Stock	1,255,500	—	—
Affiliated Mutual Funds	243,951,044	—	—
Other Financial Instruments*
Futures Contracts	(748,129)	—	—
Forward Currency Contracts	—	(563,038)	—
Interest Rate Swap Agreements	—	1,266,560	—
Credit Default Swap Agreements	—	(1,598,685)	(27,303)
Currency Swap Agreements	—	235,920	—

Total	$244,458,415	$1,137,397,282	$8,293,629

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument .

SEE NOTES TO FINANCIAL STATEMENTS.

A53

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Mutual Funds (including 6.2% of collateral received for securities on loan)	18.7%
Commercial Mortgage-Backed Securities	12.3
Banking	10.0
Non-Residential Mortgage-Backed Securities	5.5
Residential Mortgage-Backed Securities	5.3
Sovereigns	4.8
Mortgage-Backed Securities	4.2
Foreign Agencies	3.5
Insurance	3.0
Media & Entertainment	3.0
Non-Captive Finance	2.7
U.S. Government Treasury Obligations	2.6
Healthcare & Pharmaceutical	2.4
Foods	2.3
Technology	2.1
Cable	2.0
Municipal Bonds	2.0
Telecommunications	2.0
Electric	1.9
Energy – Other	1.6
Metals	1.6
Capital Goods	1.3

Healthcare Insurance	1.1%
Chemicals	1.0
Building Materials & Construction	0.9
Paper	0.9
Real Estate Investment Trusts	0.9
Automotive	0.8
Gaming	0.8
Pipelines & Other	0.8
Retailers	0.8
Consumer	0.6
Energy – Integrated	0.6
Lodging	0.6
Airlines	0.5
Tobacco	0.5
Aerospace & Defense	0.3
Collateralized Mortgage Obligations	0.3
Packaging	0.3
Brokerage	0.1

106.6
Liabilities in excess of other assets	(6.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for swap agreements	$2,163,409		Premiums received for swap agreements	$165,133
Credit contracts	Unrealized appreciation on swap agreements	710,348		Unrealized depreciation on swap agreements	2,336,336
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	4,368,380		Unrealized depreciation on forward currency contracts	4,931,418
Interest rate contracts	Due to broker — variation margin	204,746	*	Due to broker — variation margin	952,875	*
Interest rate contracts	Premiums paid for swap agreements	30		Premiums received for swap agreements	71,297
Interest rate contracts	Unrealized appreciation on swap agreements	3,218,248		Unrealized depreciation on swap agreements	1,715,768

Total		$10,665,161			$10,172,827

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(2,147,889)	$(2,147,889)
Foreign exchange contracts	—	—	—	(1,705,060)	—	(1,705,060)
Interest rate contracts	2,501,494	(483,881)	11,437,801	—	748,780	14,204,194

Total	$2,501,494	$(483,881)	$11,437,801	$(1,705,060)	$(1,399,109)	$10,351,245

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps	Total
Credit contracts	$—	$—	$(2,088,198)	$(2,088,198)
Foreign exchange contracts	—	4,777,305	—	4,777,305
Interest rate contracts	(3,386,949)	—	493,016	(2,893,933)

Total	$(3,386,949)	$4,777,305	$(1,595,182)	$(204,826)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)	Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)
$88,939	$402,867,197	$34,595,061	$333,427,390	$264,412,824

Inflation Swaps (Notional Amount in USD (000))	Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))	Currency Swap (Notional Amount in USD (000))
$612	$275,735	$88,257	$19,800	$2,835

SEE NOTES TO FINANCIAL STATEMENTS.

A55

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $79,120,950:
Unaffiliated investments (cost $1,061,168,608)	$1,147,632,957
Affiliated investments (cost $251,450,553)	243,951,044
Cash	130,915
Foreign currency, at value (cost $112,547)	113,196
Dividends and interest receivable	12,566,109
Unrealized appreciation on forward currency contracts	4,368,380
Unrealized appreciation on swap agreements	3,928,596
Premiums paid for swap agreements	2,163,439
Receivable for investments sold	1,744,508
Receivable for Series shares sold	58,209
Prepaid expenses	9,570
Foreign tax reclaim receivable	443

Total Assets	1,416,667,366

LIABILITIES
Collateral for securities on loan	81,016,815
Payable for investments purchased	18,408,062
Unrealized depreciation on forward currency contracts	4,931,418
Unrealized depreciation on swap agreements	4,052,104
Payable for Series shares repurchased	1,067,209
Due to broker-variation margin	453,339
Management fee payable	441,284
Premiums received for swap agreements	236,430
Accrued expenses and other liabilities	155,035
Deferred trustees’ fees	3,691
Affiliated transfer agent fee payable	926

Total Liabilities	110,766,313

NET ASSETS	$1,305,901,053

Net assets were comprised of:
Paid-in capital	$1,174,919,647
Retained earnings	130,981,406

Net assets, December 31, 2012	$1,305,901,053

Net asset value and redemption price per share, $1,305,901,053 / 109,880,998 outstanding shares of beneficial interest	$11 .88

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$67,259,777
Affiliated dividend income	1,988,631
Affiliated income from securities loaned, net	214,378
Unaffiliated dividend income	88,594

69,551,380

EXPENSES
Management fee	5,563,010
Custodian’s fees and expenses	258,000
Shareholders’ reports	108,000
Audit fee	45,000
Trustees’ fees	26,000
Insurance expenses	15,000
Legal fees and expenses	14,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	16,474

Total expenses	6,061,484

NET INVESTMENT INCOME	63,489,896

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: $(4,153,739))	26,876,253
Futures transactions	11,437,801
Swap agreement transactions	(1,399,109)
Foreign currency transactions	(1,170,234)
Options written transactions	(483,881)

35,260,830

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $9,692,125)	44,871,342
Futures	(3,386,949)
Swap agreements	(1,595,182)
Foreign currencies	4,800,201

44,689,412

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	79,950,242

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$143,440,138

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$63,489,896	$73,296,784
Net realized gain on investments and foreign currencies	35,260,830	59,583,846
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	44,689,412	(22,511,117)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	143,440,138	110,369,513

DISTRIBUTIONS	(119,592,407)	(101,657,374)

SERIES SHARE TRANSACTIONS:
Series shares sold [10,761,927 and 2,282,678 shares, respectively]	126,405,304	26,944,061
Series shares issued in reinvestment of distributions [10,330,307 and 8,678,375 shares, respectively]	119,592,407	101,657,374
Series shares repurchased [43,877,359 and 8,765,284 shares, respectively]	(520,843,578)	(103,339,982)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(274,845,867)	25,261,453

TOTAL INCREASE (DECREASE) IN NET ASSETS	(250,998,136)	33,973,592
NET ASSETS:
Beginning of year	1,556,899,189	1,522,925,597

End of year	$1,305,901,053	$1,556,899,189

SEE NOTES TO FINANCIAL STATEMENTS.

A56

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.8%
Boeing Co. (The)	444,320	$33,483,955
Precision Castparts Corp.	267,871	50,740,125
TransDigm Group, Inc.(a)	262,420	35,783,591

		120,007,671

Airlines — 1.3%
Delta Air Lines, Inc.*	3,483,678	41,351,258

Auto Components — 1.2%
Lear Corp.	800,756	37,507,411

Automobiles — 0.4%
Tesla Motors, Inc.*(a)	364,921	12,359,874

Biotechnology — 3.3%
Alexion Pharmaceuticals, Inc.*	333,861	31,319,500
Biogen Idec, Inc.*	253,238	37,142,418
Gilead Sciences, Inc.*(a)	503,403	36,974,950

		105,436,868

Capital Markets — 3.4%
Goldman Sachs Group, Inc. (The)	267,715	34,149,725
Morgan Stanley	3,787,540	72,417,765

		106,567,490

Chemicals — 2.7%
Monsanto Co.	472,156	44,689,565
Mosaic Co. (The)	729,306	41,300,599

		85,990,164

Commercial Banks — 2.2%
PNC Financial Services Group, Inc.	515,210	30,041,895
Wells Fargo & Co.	1,202,108	41,088,052

		71,129,947

Communications Equipment — 1.8%
JDS Uniphase Corp.*	2,517,974	34,093,368
QUALCOMM, Inc.	385,354	23,899,655

		57,993,023

Computers & Peripherals — 4.4%
Apple, Inc.	201,587	107,451,919
EMC Corp.*(a)	1,234,121	31,223,261

		138,675,180

Consumer Finance — 0.7%
American Express Co.	389,203	22,371,388

Diversified Financial Services — 2.6%
Citigroup, Inc.	975,066	38,573,611
JPMorgan Chase & Co.	964,254	42,398,248

		80,971,859

Diversified Telecommunication Services — 0.9%
Vivendi SA (France)	1,213,113	27,435,846

Electronic Equipment & Instruments — 1.3%
Flextronics International Ltd. (Singapore)*	6,579,992	40,861,750

Energy Equipment & Services — 3.6%
Ensco PLC (Class A Stock) (United Kingdom)(a)	508,794	30,161,308
Halliburton Co.	887,495	30,787,202

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
National Oilwell Varco, Inc.	455,129	$31,108,067
Schlumberger Ltd. (Curacao)	318,012	22,035,052

		114,091,629

Food & Staples Retailing — 2.9%
CVS Caremark Corp.	677,821	32,772,645
Wal-Mart Stores, Inc.	307,490	20,980,043
Whole Foods Market, Inc.	404,404	36,934,217

		90,686,905

Food Products — 4.8%
Bunge Ltd. (Bermuda)	566,789	41,199,892
Mondelez International, Inc. (Class A Stock)	1,491,419	37,986,442
Smithfield Foods, Inc.*	1,592,743	34,355,467
Tyson Foods, Inc. (Class A Stock)	1,977,950	38,372,230

		151,914,031

Healthcare Providers & Services — 2.5%
Express Scripts Holding Co*	409,800	22,129,200
HCA Holdings, Inc.	867,683	26,177,996
UnitedHealth Group, Inc.	598,934	32,486,180

		80,793,376

Hotels, Restaurants & Leisure — 2.4%
Carnival Corp. (Panama)	599,264	22,034,937
Dunkin’ Brands Group, Inc.(a)	741,577	24,605,525
Yum! Brands, Inc.	441,802	29,335,653

		75,976,115

Independent Power Producers & Energy Traders — 1.3%
Calpine Corp.*	2,287,255	41,467,933

Insurance — 1.0%
MetLife, Inc.	973,474	32,066,234

Internet & Catalog Retail — 2.8%
Amazon.com, Inc.*	213,102	53,518,436
priceline.com, Inc.*	56,279	34,960,515

		88,478,951

Internet Software & Services — 5.3%
Facebook, Inc.*	1,588,332	42,297,281
Google, Inc. (Class A Stock)*	92,799	65,828,827
LinkedIn Corp. (Class A Stock)*(a)	301,164	34,579,650
Rackspace Hosting, Inc.*(a)	324,348	24,089,326

		166,795,084

IT Services — 3.8%
International Business Machines Corp.	218,676	41,887,388
MasterCard, Inc. (Class A Stock)(a)	161,025	79,108,362

		120,995,750

Media — 4.3%
Comcast Corp. (Class A Stock)	1,193,698	44,620,431
Liberty Global, Inc. (Class C Stock)*	721,120	42,365,800
Viacom, Inc. (Class B Stock)	315,414	16,634,935
Walt Disney Co. (The)	655,986	32,661,543

		136,282,709

SEE NOTES TO FINANCIAL STATEMENTS.

A57

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining — 1.8%
Goldcorp, Inc. (Canada)	672,583	$24,683,796
Kinross Gold Corp. (Canada)	3,483,872	33,863,236

		58,547,032

Oil, Gas & Consumable Fuels — 5.8%
Anadarko Petroleum Corp.	513,970	38,193,111
EOG Resources, Inc.	90,075	10,880,159
Marathon Oil Corp.	1,091,709	33,471,798
Noble Energy, Inc.	359,926	36,618,871
Occidental Petroleum Corp.	379,362	29,062,923
Suncor Energy, Inc. (Canada)	1,126,728	37,051,647

		185,278,509

Personal Products — 1.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	756,184	45,265,174

Pharmaceuticals — 6.5%
Allergan, Inc.	424,216	38,913,334
Novo Nordisk A/S, ADR (Denmark)	245,159	40,012,400
Pfizer, Inc.	1,536,323	38,530,981
Sanofi, ADR (France)	660,780	31,307,756
Shire PLC, ADR (United Kingdom)	324,917	29,950,849
Teva Pharmaceutical Industries Ltd., ADR (Israel)	746,194	27,862,884

		206,578,204

Road & Rail — 1.9%
Canadian Pacific Railway Ltd. (Canada)	263,476	26,774,431
Union Pacific Corp.	254,819	32,035,845

		58,810,276

Semiconductors & Semiconductor Equipment — 0.7%
Avago Technologies Ltd. (Singapore)	668,773	21,173,353

Software — 5.3%
CA, Inc.	842,908	18,527,118
Microsoft Corp.	1,776,300	47,480,499
Red Hat, Inc.*	464,349	24,591,923
salesforce.com, Inc.*(a)	228,274	38,372,859
VMware, Inc. (Class A Stock)*(a)	410,755	38,668,476

		167,640,875

Specialty Retail — 2.6%
Inditex SA ADR (Spain)(a)	1,466,538	41,840,329
TJX Cos., Inc. (The)	946,135	40,163,431

		82,003,760

Textiles, Apparel & Luxury Goods — 5.6%
Lululemon Athletica, Inc.*(a)	377,184	28,752,736
Michael Kors Holdings Ltd. (British Virgin Islands)*	728,278	37,164,026
NIKE, Inc. (Class B Stock)	814,176	42,011,482
Prada SpA (Italy)	3,828,153	37,197,310
Ralph Lauren Corp.	208,806	31,304,196

		176,429,750

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 0.9%
MetroPCS Communications, Inc.	1,233,998	$12,265,940
NII Holdings, Inc.*	2,377,019	16,948,146

		29,214,086

TOTAL LONG-TERM INVESTMENTS (cost $2,373,225,479)		3,079,149,465

SHORT-TERM INVESTMENT — 9.7%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $308,253,710; includes $197,397,314 of cash collateral for securities on loan)(b)(w) (Note 4)	308,253,710	308,253,710

TOTAL INVESTMENTS — 106.9% (cost $2,681,479,189)		3,387,403,175
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.9)%		(218,574,675)

NET ASSETS — 100.0%		$3,168,828,500

The following abbreviation is used in the Portfolio description:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $197,305,063; cash collateral of $197,397,314 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,014,516,309	$64,633,156	$—
Affiliated Money Market Mutual Fund	308,253,710	—	—

Total	$3,322,770,019	$64,633,156	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (6.2% represents investments purchased with collateral from securities on loan)	9.7%
Pharmaceuticals	6.5
Oil, Gas & Consumable Fuels	5.8
Textiles, Apparel & Luxury Goods	5.6
Software	5.3
Internet Software & Services	5.3
Food Products	4.8
Computers & Peripherals	4.4
Media	4.3
IT Services	3.8
Aerospace & Defense	3.8
Energy Equipment & Services	3.6
Capital Markets	3.4
Biotechnology	3.3
Food & Staples Retailing	2.9
Internet & Catalog Retail	2.8
Chemicals	2.7
Specialty Retail	2.6
Diversified Financial Services	2.6

Healthcare Providers & Services	2.5%
Hotels, Restaurants & Leisure	2.4
Commercial Banks	2.2
Road & Rail	1.9
Metals & Mining	1.8
Communications Equipment	1.8
Personal Products	1.4
Independent Power Producers & Energy Traders	1.3
Airlines	1.3
Electronic Equipment & Instruments	1.3
Auto Components	1.2
Insurance	1.0
Wireless Telecommunication Services	0.9
Diversified Telecommunication Services	0.9
Consumer Finance	0.7
Semiconductors & Semiconductor Equipment	0.7
Automobiles	0.4

106.9
Liabilities in excess of other assets	(6.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A59

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value, including securities on loan of $197,305,063:
Unaffiliated investments (cost $2,373,225,479)	$3,079,149,465
Affiliated investments (cost $308,253,710)	308,253,710
Receivable for investments sold	3,368,765
Dividends receivable	844,253
Tax reclaim receivable	65,707
Receivable for Series shares sold	12,028
Prepaid expenses	19,826

Total Assets	3,391,713,754

LIABILITIES
Collateral for securities on loan	197,397,314
Payable for investments purchased	23,679,235
Management fee payable	1,198,069
Payable for Series shares repurchased	355,072
Accrued expenses and other liabilities	252,948
Deferred trustees’ fees	990
Affiliated transfer agent fees payable	926
Distribution fee payable	381
Administrative payable	319

Total Liabilities	222,885,254

NET ASSETS	$3,168,828,500

Net assets were comprised of:
Paid-in capital	$2,624,096,149
Retained earnings	544,732,351

Net assets, December 31, 2012	$3,168,828,500

Class I:
Net asset value and redemption price per share, $3,167,012,809 / 118,127,213 outstanding shares of beneficial interest	$26.81

Class II:
Net asset value and redemption price per share, $1,815,691 / 67,006 outstanding shares of beneficial interest	$27.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $746,913 foreign withholding tax)	$45,935,279
Affiliated income from securities lending, net	1,829,575
Affiliated dividend income	146,125

47,910,979

EXPENSES
Management fee	14,241,111
Distribution fee—Class II	4,735
Administration fee—Class II	2,841
Shareholders’ reports	305,000
Custodian’s fees and expenses	225,000
Trustees’ fees	42,000
Insurance expenses	35,000
Audit fee	23,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 8)	14
Miscellaneous	21,806

Total expenses	14,933,507

NET INVESTMENT INCOME	32,977,472

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	160,094,550
Foreign currency transactions	(593)

160,093,957

Net change in unrealized appreciation (depreciation) on:
Investments	208,969,878
Foreign currencies	422

208,970,300

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	369,064,257

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$402,041,729

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$32,977,472	$18,821,831
Net realized gain on investment and foreign currency transactions	160,093,957	204,252,562
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	208,970,300	(327,809,092)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	402,041,729	(104,734,699)

DISTRIBUTIONS
Class I	(18,817,932)	(22,097,344)
Class II	(4,233)	(4,010)

TOTAL DISTRIBUTIONS	(18,822,165)	(22,101,354)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	17,165,247	19,970,190
Series shares issued in reinvestment of distributions	18,822,165	22,101,354
Series shares repurchased	(249,839,713)	(242,019,698)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(213,852,301)	(199,948,154)

TOTAL INCREASE (DECREASE) IN NET ASSETS	169,367,263	(326,784,207)
NET ASSETS:
Beginning of year	2,999,461,237	3,326,245,444

End of year	$3,168,828,500	$2,999,461,237

SEE NOTES TO FINANCIAL STATEMENTS.

A60

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 64.0%	Shares	Value (Note 2)
Aerospace & Defense — 1.2%
Alliant Techsystems, Inc.	26,900	$1,666,724
BAE Systems PLC (United Kingdom)	30,491	169,476
Esterline Technologies Corp.*	8,500	540,685
European Aeronautic Defence and Space Co. NV (Netherlands)	8,412	331,613
Exelis, Inc.	34,300	386,561
General Dynamics Corp.	207,700	14,387,379
Huntington Ingalls Industries, Inc.	21,100	914,474
Northrop Grumman Corp.	192,900	13,036,182
Raytheon Co.	67,000	3,856,520
Singapore Technologies Engineering Ltd. (Singapore)	44,000	138,873
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	122,100	2,072,037
Thales SA (France)	2,601	90,626
United Technologies Corp.	6,200	508,462

		38,099,612

Air Freight & Logistics — 0.5%
Deutsche Post AG (Germany)	8,384	184,663
United Parcel Service, Inc. (Class B Stock)	222,800	16,427,044

		16,611,707

Airlines — 0.1%
Alaska Air Group, Inc.*	20,600	887,654
Allegiant Travel Co.	12,600	924,966
Ryanair Holdings PLC (Ireland), ADR	7,700	263,956
Spirit Airlines, Inc.*	31,600	559,952

		2,636,528

Auto Components — 0.3%
Cie Generale des Etablissements Michelin (France) (Class B Stock)	3,616	346,483
Continental AG (Germany)	237	27,623
Delphi Automotive PLC*(a)	207,100	7,921,575
Lear Corp.	15,300	716,652
Toyoda Gosei Co. Ltd. (Japan)	4,700	95,536

		9,107,869

Automobiles — 0.4%
Bayerische Motoren Werke AG (Germany)	1,564	152,195
Daihatsu Motor Co. Ltd. (Japan)	1,000	19,923
Fiat SpA (Italy)*	16,091	81,057
Ford Motor Co.(a)	801,500	10,379,425
Fuji Heavy Industries Ltd. (Japan)	24,000	302,648
Isuzu Motors Ltd. (Japan)	12,000	71,609
Mazda Motor Corp. (Japan)*	12,000	24,628
Nissan Motor Co. Ltd. (Japan)	1,600	15,182
Suzuki Motor Corp. (Japan)	11,800	308,786
Thor Industries, Inc.	18,900	707,427
Toyota Motor Corp. (Japan)	7,900	368,900
Volkswagen AG (Germany)	138	29,938

		12,461,718

Beverages — 1.1%
Anheuser-Busch InBev NV (Belgium)	2,203	191,848

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages (continued)
Asahi Breweries Ltd. (Japan)	1,800	$38,327
Coca-Cola Amatil Ltd. (Australia)	7,466	104,922
Coca-Cola Co. (The)	464,000	16,820,000
Coca-Cola Enterprises, Inc.	113,100	3,588,663
Diageo PLC (United Kingdom)	5,009	145,896
Heineken Holding NV (Netherlands)	5,131	282,528
Heineken NV (Netherlands)	1,755	117,662
PepsiCo, Inc.	216,620	14,823,307
SABMiller PLC (United Kingdom)	10,042	466,063

		36,579,216

Biotechnology — 1.5%
Actelion Ltd. (Switzerland)	873	41,774
Alexion Pharmaceuticals, Inc.*	19,500	1,829,295
Amgen, Inc.	172,508	14,890,891
Biogen Idec, Inc.*	82,600	12,114,942
Celgene Corp.*	226,400	17,822,208
CSL Ltd. (Australia)	2,383	134,538
United Therapeutics Corp.*(a)	19,800	1,057,716

		47,891,364

Building Products — 0.1%
Asahi Glass Co. Ltd. (Japan)	5,000	36,508
Lennox International, Inc.	79,700	4,185,844

		4,222,352

Capital Markets — 1.2%
Aberdeen Asset Management PLC (United Kingdom)	48,219	290,155
Bank of New York Mellon Corp. (The)(a)	25,600	657,920
BlackRock, Inc. (Class A Stock)	56,500	11,679,115
Deutsche Bank AG (Germany)	915	40,256
Goldman Sachs Group, Inc. (The)	167,600	21,379,056
Hargreaves Lansdown PLC (United Kingdom)	23,666	264,692
T. Rowe Price Group, Inc.	84,600	5,509,998

		39,821,192

Chemicals — 1.1%
Air Liquide SA (France)	200	25,268
Asahi Kasei Corp. (Japan)	6,000	35,478
BASF SE (Germany)	6,971	659,181
CF Industries Holdings, Inc.	64,300	13,063,188
Eastman Chemical Co.	22,600	1,537,930
Israel Chemicals Ltd. (Israel)	2,988	35,985
Koninklijke DSM NV (Netherlands)	3,867	235,678
Kuraray Co. Ltd. (Japan)	1,500	19,664
LSB Industries, Inc.*	29,800	1,055,516
Mosaic Co. (The)	104,600	5,923,498
Nitto Denko Corp. (Japan)	800	39,399
RPM International, Inc.	22,200	651,792
Sherwin-Williams Co. (The)	82,800	12,736,296
Syngenta AG (Switzerland)	822	332,077
Yara International ASA (Norway)	6,008	299,550

		36,650,500

Commercial Banks — 2.4%
Aozora Bank Ltd. (Japan)	84,000	258,277

SEE NOTES TO FINANCIAL STATEMENTS.

A61

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
Australia & New Zealand Banking Group Ltd. (Australia)	3,576	$94,180
Banco Santander SA (Spain)	17,643	143,386
Bank Hapoalim BM (Israel)*	62,475	268,045
Bank of Yokohama Ltd. (The) (Japan)	6,000	27,898
Barclays PLC (United Kingdom)	71,618	311,109
BB&T Corp.	208,200	6,060,702
BNP Paribas SA (France)	2,401	136,690
Chiba Bank Ltd. (The) (Japan)	3,000	17,574
Commonwealth Bank of Australia (Australia)	4,365	284,278
DBS Group Holdings Ltd. (Singapore)	9,000	110,489
DNB ASA (Norway)	24,693	315,617
Fifth Third Bancorp	49,700	754,943
HSBC Holdings PLC (United Kingdom)	79,506	842,511
Huntington Bancshares, Inc.	529,900	3,386,061
Joyo Bank Ltd. (The) (Japan)	3,000	14,254
KeyCorp	707,500	5,957,150
Mitsubishi UFJ Financial Group, Inc. (Japan)	56,900	307,892
Mizuho Financial Group, Inc. (Japan)	187,000	342,862
National Australia Bank Ltd. (Australia)	5,184	136,356
Oversea-Chinese Banking Corp. Ltd. (Singapore)	12,000	96,696
PNC Financial Services Group, Inc.	88,200	5,142,942
Regions Financial Corp.	145,000	1,032,400
Resona Holdings, Inc. (Japan)	67,100	306,806
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	37,024	316,765
Sumitomo Mitsui Financial Group, Inc. (Japan)	13,300	483,346
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	88,000	310,051
Swedbank AB (Sweden) (Class A Stock)	17,283	339,531
U.S. Bancorp	623,132	19,902,836
Wells Fargo & Co.	875,512	29,925,000
Westpac Banking Corp. (Australia)	24,056	659,132

		78,285,779

Commercial Services & Supplies — 0.2%
ADT Corp. (The)	89,500	4,160,855
Babcock International Group PLC (United Kingdom)	1,040	16,417
Copart, Inc.*	44,300	1,306,850
Dai Nippon Printing Co. Ltd. (Japan)	2,000	15,683
Deluxe Corp.(a)	9,600	309,504
Secom Co. Ltd. (Japan)	1,000	50,382

		5,859,691

Communications Equipment — 1.7%
Brocade Communications Systems, Inc.*	211,800	1,128,894

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
Cisco Systems, Inc.	1,393,800	$27,388,170
QUALCOMM, Inc.	422,800	26,222,056

		54,739,120

Computers & Peripherals — 3.4%
Apple, Inc.	138,600	73,877,958
Dell, Inc.	691,900	7,008,947
EMC Corp.*	327,400	8,283,220
Gemalto NV (France)	3,052	275,490
Hewlett-Packard Co.	1,116,800	15,914,400
NEC Corp. (Japan)*	142,000	299,526
NetApp, Inc.*	120,900	4,056,195
Toshiba Corp. (Japan)	19,000	75,206

		109,790,942

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	3,947	100,032
Chiyoda Corp. (Japan)	5,000	71,626
Eiffage SA (France)	2,421	108,476
Ferrovial SA (Spain)	19,134	284,837
Fluor Corp.	19,200	1,127,808
JGC Corp. (Japan)	1,000	31,161
Koninklijke Boskalis Westminster NV (Netherlands)	3,437	155,583
URS Corp.	36,500	1,432,990
Vinci SA (France)	2,134	102,747

		3,415,260

Construction Materials — 0.1%
Eagle Materials, Inc.(a)	37,200	2,176,200
Imerys SA (France)	1,016	65,165

		2,241,365

Consumer Finance — 0.6%
Discover Financial Services	273,600	10,547,280
Portfolio Recovery Associates, Inc.*	3,200	341,952
SLM Corp.	435,700	7,463,541

		18,352,773

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	5,714	48,293
Ball Corp.(a)	21,800	975,550
Greif, Inc. (Class A Stock)	4,900	218,050
Owens-Illinois, Inc.*	149,800	3,186,246

		4,428,139

Diversified Consumer Services — 0.1%
Apollo Group, Inc. (Class A Stock)*	97,900	2,048,068

Diversified Financial Services — 2.7%
Bank of America Corp.	1,690,882	19,614,231
Citigroup, Inc.	745,450	29,490,002
Groupe Bruxelles Lambert SA (Belgium)	2,188	174,508
Industrivarden AB (Sweden) (Class C Stock)	3,449	57,463
Investment AB Kinnevik (Sweden) (Class B Stock)	962	20,122
Investor AB (Sweden) (Class B Stock)	12,318	323,596

SEE NOTES TO FINANCIAL STATEMENTS.

A62

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
JPMorgan Chase & Co.	854,094	$37,554,513
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	630	27,100
NASDAQ OMX Group, Inc. (The)	73,600	1,840,736
ORIX Corp. (Japan)	490	55,350

		89,157,621

Diversified Telecommunication Services — 1.7%
AT&T, Inc.	769,847	25,951,542
BT Group PLC (United Kingdom)	63,318	241,572
Deutsche Telekom AG (Germany)	35,615	405,404
France Telecom SA (France)	8,762	97,205
Nippon Telegraph & Telephone Corp. (Japan)	8,000	336,824
Telecom Italia SpA (Italy)	44,278	40,163
Telecom Italia SpA-RSP (Italy)	198,008	157,594
Telenor ASA (Norway)	3,265	66,481
Telstra Corp. Ltd. (Australia)	20,406	92,985
Verizon Communications, Inc.	672,088	29,081,248
Vivendi SA (France)	6,110	138,184

		56,609,202

Electric Utilities — 1.1%
American Electric Power Co., Inc.	71,700	3,060,156
Duke Energy Corp.	120,600	7,694,280
El Paso Electric Co.	28,800	919,008
Electricite de France SA (France)	8,206	152,062
Enel SpA (Italy)	53,918	224,272
Energias de Portugal SA (Portugal)	93,326	283,879
Entergy Corp.	106,000	6,757,500
Exelon Corp.	227,400	6,762,876
Iberdrola SA (Spain)	21,564	120,430
NV Energy, Inc.	158,500	2,875,190
Power Assets Holdings Ltd. (Hong Kong)	6,500	55,767
PPL Corp.	93,600	2,679,768
Red Electrica Corp. SA (Spain)	918	45,346
Southern Co.	79,200	3,390,552
SP AusNet (Australia)	15,884	18,459
Xcel Energy, Inc.	54,600	1,458,366

		36,497,911

Electrical Equipment — 0.6%
Alstom SA (France)	3,052	122,947
Babcock & Wilcox Co. (The)	106,700	2,795,540
Emerson Electric Co.	289,700	15,342,512
EnerSys, Inc.*	30,000	1,128,900
Hubbell, Inc. (Class B Stock)	13,000	1,100,190
Sumitomo Electric Industries Ltd. (Japan)	2,200	25,430

		20,515,519

Electronic Equipment, Instruments & Components — 0.2%
Avnet, Inc.*	84,800	2,595,728
FUJIFILM Holdings Corp. (Japan)	1,300	26,156
Hitachi Ltd. (Japan)	22,000	129,459
Ingram Micro, Inc. (Class A Stock)*	90,300	1,527,876
Jabil Circuit, Inc.	112,200	2,164,338
Keyence Corp. (Japan)	200	55,465
Kyocera Corp. (Japan)	700	63,466

		6,562,488

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services — 0.7%
Aker Solutions ASA (Norway)	769	$15,925
Bristow Group, Inc.	9,600	515,136
Ensco PLC (Class A Stock)	147,000	8,714,160
Geospace Technologies Corp.*	7,100	630,977
Helix Energy Solutions Group, Inc.*	21,800	449,952
Helmerich & Payne, Inc.	8,200	459,282
Noble Corp.	48,800	1,699,216
Oil States International, Inc.*	22,800	1,631,112
Schlumberger Ltd.	110,300	7,642,687
Seadrill Ltd. (Norway)	4,240	156,210
Tidewater, Inc.	25,000	1,117,000
Transocean Ltd.	1,663	74,558
Unit Corp.*	15,100	680,255

		23,786,470

Food & Staples Retailing — 1.9%
Aeon Co. Ltd. (Japan)	2,800	32,000
Casino Guichard Perrachon SA (France)	511	48,945
Costco Wholesale Corp.	75,000	7,407,750
CVS Caremark Corp.	424,800	20,539,080
Delhaize Group SA (Belgium)	6,787	273,374
J Sainsbury PLC (United Kingdom)	50,220	284,128
Koninklijke Ahold NV (Netherlands)	11,529	154,593
Kroger Co. (The)	364,700	9,489,494
Lawson, Inc. (Japan)	300	20,351
Seven & I Holdings Co. Ltd. (Japan)	3,500	98,668
Wal-Mart Stores, Inc.	332,400	22,679,652
Wesfarmers Ltd. (Australia)	2,917	112,542
Woolworths Ltd. (Australia)	13,920	427,044

		61,567,621

Food Products — 1.3%
Ajinomoto Co., Inc. (Japan)	3,000	39,697
Archer-Daniels-Midland Co.	481,300	13,182,807
Associated British Foods PLC (United Kingdom)	808	20,643
Bunge Ltd.	12,000	872,280
Darling International, Inc.*	44,000	705,760
General Mills, Inc.	64,700	2,614,527
Ingredion, Inc.	63,000	4,059,090
Kraft Foods Group, Inc.	218,500	9,935,195
Nestle SA (Switzerland)	15,102	985,307
Suedzucker AG (Germany)	6,676	274,032
Tate & Lyle PLC (United Kingdom)	22,685	280,665
Tyson Foods, Inc. (Class A Stock)	490,400	9,513,760
Unilever NV (Netherlands)	7,636	292,182

		42,775,945

Gas Utilities
Enagas (Spain)	12,616	270,287
Gas Natural SDG SA (Spain)	3,634	65,512
Tokyo Gas Co. Ltd. (Japan)	8,000	36,552
UGI Corp.	15,900	520,089

		892,440

Healthcare Equipment & Supplies — 2.2%
Abbott Laboratories	393,100	25,748,050
C.R. Bard, Inc.	19,800	1,935,252
CareFusion Corp.*	103,200	2,949,456

SEE NOTES TO FINANCIAL STATEMENTS.

A63

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Equipment & Supplies (continued)
Coloplast A/S (Denmark) (Class B Stock)	472	$23,147
Covidien PLC	145,200	8,383,848
Elekta AB (Sweden) (Class B Stock)	1,739	27,115
Hill-Rom Holdings, Inc.	15,400	438,900
Intuitive Surgical, Inc.*	18,200	8,924,734
Medtronic, Inc.	277,100	11,366,642
St. Jude Medical, Inc.	94,000	3,397,160
Stryker Corp.	130,900	7,175,938

		70,370,242

Healthcare Providers & Services — 1.1%
Fresenius SE & Co. KGaA (Germany)	348	40,044
Humana, Inc.	119,500	8,201,285
McKesson Corp.	10,500	1,018,080
Ramsay Health Care Ltd. (Australia)	3,315	94,552
UnitedHealth Group, Inc.	410,500	22,265,520
WellPoint, Inc.	72,600	4,422,792

		36,042,273

Hotels, Restaurants & Leisure — 0.8%
Galaxy Entertainment Group Ltd. (Hong Kong)*	77,000	308,753
International Game Technology	160,400	2,272,868
Marriott International, Inc. (Class A Stock)	88,200	3,287,214
McDonald’s Corp.	170,100	15,004,521
Oriental Land Co. Ltd. (Japan)	2,300	278,540
Panera Bread Co. (Class A Stock)*(a)	31,600	5,019,028
SJM Holdings Ltd. (Hong Kong)	9,000	21,241
Tatts Group Ltd. (Australia)	6,511	20,508
TUI Travel PLC (United Kingdom)	57,350	266,120
Whitbread PLC (United Kingdom)	1,015	40,788

		26,519,581

Household Durables — 0.5%
La-Z-Boy, Inc.	14,100	199,515
PulteGroup, Inc.*	183,300	3,328,728
Sekisui House Ltd. (Japan)	2,000	21,899
Sony Corp. (Japan)	4,700	52,713
Tempur-Pedic International, Inc.*(a)	58,700	1,848,463
Tupperware Brands Corp.	40,300	2,583,230
Whirlpool Corp.	64,900	6,603,575

		14,638,123

Household Products — 1.4%
Colgate-Palmolive Co.	72,600	7,589,604
Procter & Gamble Co. (The)	531,805	36,104,241
Reckitt Benckiser Group PLC (United Kingdom)	5,761	365,708
Svenska Cellulosa AB (Sweden) (Class B Stock)	2,646	57,531

		44,117,084

Independent Power Producers & Energy Traders — 0.3%
AES Corp.	920,300	9,847,210

Industrial Conglomerates — 1.2%
General Electric Co.	1,775,200	37,261,448

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates (continued)
Hutchison Whampoa Ltd. (Hong Kong)	24,000	$254,327
Keppel Corp. Ltd. (Singapore)	4,000	36,526
Koninklijke Philips Electronics NV (Netherlands)	8,145	215,682
Siemens AG (Germany)	578	63,205

		37,831,188

Insurance — 2.1%
ACE Ltd.	59,300	4,732,140
Aegon NV (Netherlands)	48,256	311,727
Aflac, Inc.	98,900	5,253,568
Ageas (Belgium)	1,090	32,207
AIA Group Ltd. (Hong Kong)	6,200	24,591
Allianz SE (Germany)	2,593	361,458
Allied World Assurance Co. Holdings AG	10,400	819,520
American International Group, Inc.*	361,100	12,746,830
AXA SA (France)	11,364	204,051
Berkshire Hathaway, Inc. (Class B Stock)*	147,100	13,194,870
Chubb Corp. (The)	88,200	6,643,224
Genworth Financial, Inc. (Class A Stock)*	585,100	4,394,101
Hannover Rueckversicherung AG (Germany)	3,578	280,244
Insurance Australia Group Ltd. (Australia)	9,931	48,914
Legal & General Group PLC (United Kingdom)	136,399	327,068
Loews Corp.	12,900	525,675
Marsh & McLennan Cos., Inc.	54,100	1,864,827
MetLife, Inc.	384,500	12,665,430
Muenchener Rueckversicherungs AG (Germany)	2,258	407,634
Primerica, Inc.	13,900	417,139
ProAssurance Corp.	24,200	1,020,998
Sampo OYJ (Finland) (Class A Stock)	2,193	71,022
Standard Life PLC (United Kingdom)	57,808	316,006
Swiss Life Holding AG (Switzerland)	672	89,696
Swiss Re AG (Switzerland)	5,148	373,224
Symetra Financial Corp.	61,800	802,164
Unum Group	22,400	466,368

		68,394,696

Internet & Catalog Retail — 0.2%
Amazon.com, Inc.*	2,200	552,508
Expedia, Inc.	63,100	3,877,495
HSN, Inc.	48,500	2,671,380

		7,101,383

Internet Software & Services — 0.9%
Akamai Technologies, Inc.*	137,100	5,608,761
Dena Co. Ltd. (Japan)	500	16,402
Dice Holdings, Inc.*	23,900	219,402
eBay, Inc.*	4,500	229,590
Google, Inc. (Class A Stock)*	23,800	16,883,006
IAC/InterActiveCorp	32,500	1,537,250

SEE NOTES TO FINANCIAL STATEMENTS.

A64

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Yahoo Japan Corp. (Japan)	434	$140,527
Yahoo!, Inc.*	287,600	5,723,240

		30,358,178

IT Services — 1.9%
Accenture PLC (Class A Stock)	250,800	16,678,200
Amadeus IT Holding SA (Spain) (Class A Stock)	910	22,997
Broadridge Financial Solutions, Inc.	19,900	455,312
Cap Gemini SA (France)	6,355	277,890
Cognizant Technology Solutions Corp. (Class A Stock)*	40,100	2,969,405
CoreLogic, Inc.*	124,600	3,354,232
Global Payments, Inc.	35,400	1,603,620
International Business Machines Corp.	119,700	22,928,535
Lender Processing Services, Inc.	135,900	3,345,858
Otsuka Corp. (Japan)	1,900	143,755
SAIC, Inc.(a)	278,200	3,149,224
Total System Services, Inc.	135,100	2,893,842
Unisys Corp.*	44,000	761,200
Visa, Inc. (Class A Stock)	32,600	4,941,508

		63,525,578

Leisure Equipment & Products — 0.2%
Namco Bandai Holdings, Inc. (Japan)	20,600	267,021
Polaris Industries, Inc.	68,600	5,772,690
Smith & Wesson Holding Corp.*(a)	205,300	1,732,732

		7,772,443

Life Sciences Tools & Services — 0.6%
Bruker Corp.*	31,300	477,951
Life Technologies Corp.*	135,400	6,645,432
Thermo Fisher Scientific, Inc.	200,900	12,813,402

		19,936,785

Machinery — 0.8%
AGCO Corp.*	20,800	1,021,696
Deere & Co.	69,200	5,980,264
Fiat Industrial SpA (Italy)	27,401	300,196
GEA Group AG (Germany)	576	18,729
Hino Motors Ltd. (Japan)	31,000	280,203
Ingersoll-Rand PLC	133,500	6,402,660
Kone OYJ (Finland) (Class B Stock)	4,148	306,787
Kubota Corp. (Japan)	5,000	57,487
Makita Corp. (Japan)	500	23,227
Middleby Corp.*	1,700	217,957
Mitsubishi Heavy Industries Ltd. (Japan)	14,000	67,721
Mueller Industries, Inc.	16,800	840,504
Nordson Corp.	8,400	530,208
Oshkosh Corp.*	141,600	4,198,440
Timken Co.	65,500	3,132,865
Valmont Industries, Inc.	12,100	1,652,255

		25,031,199

Marine
Matson, Inc.	36,100	892,392

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media — 1.8%
Belo Corp. (Class A Stock)	87,500	$671,125
British Sky Broadcasting Group PLC (United Kingdom)	5,010	63,189
CBS Corp. (Class B Stock)	112,300	4,273,015
Cinemark Holdings, Inc.	13,800	358,524
Comcast Corp. (Class A Stock)	519,373	19,414,163
DIRECTV*	321,800	16,141,488
Gannett Co., Inc.	60,100	1,082,401
Hakuhodo DY Holdings, Inc. (Japan)	1,600	103,538
ITV PLC (United Kingdom)	170,250	295,345
News Corp. (Class A Stock)	118,800	3,034,152
Viacom, Inc. (Class B Stock)	19,500	1,028,430
Walt Disney Co. (The)	244,200	12,158,718

		58,624,088

Metals & Mining — 1.0%
Alcoa, Inc.	680,000	5,902,400
Anglo American PLC (United Kingdom)	1,720	54,220
BHP Billiton Ltd. (Australia)	15,084	588,888
BHP Billiton PLC (United Kingdom)	8,566	302,154
Boliden AB (Sweden)	5,139	97,646
Coeur d’Alene Mines Corp.*	125,500	3,087,300
Evraz PLC (United Kingdom)	24,132	103,568
Fortescue Metals Group Ltd. (Australia)(a)	59,050	294,273
Freeport-McMoRan Copper & Gold, Inc.	338,500	11,576,700
Fresnillo PLC (United Kingdom)	1,198	36,745
Iluka Resources Ltd. (Australia)(a)	3,964	38,308
JFE Holdings, Inc. (Japan)	1,000	18,847
Kazakhmys PLC (United Kingdom)	21,213	274,173
Newcrest Mining Ltd. (Australia)	5,663	132,473
OZ Minerals Ltd. (Australia)	38,058	270,273
Reliance Steel & Aluminum Co.	56,500	3,508,650
Rio Tinto Ltd. (Australia)	2,029	142,658
Rio Tinto PLC (United Kingdom)	6,804	396,850
Southern Copper Corp.	123,500	4,675,710
Sumitomo Metal Mining Co. Ltd. (Japan)	2,000	28,232
Worthington Industries, Inc.	53,100	1,380,069

		32,910,137

Multiline Retail — 0.8%
Dillard’s, Inc. (Class A Stock)	64,600	5,411,542
Dollar General Corp.*	31,600	1,393,244
Dollar Tree, Inc.*	168,700	6,842,472
Macy’s, Inc.	275,300	10,742,206
Next PLC (United Kingdom)	4,979	302,239
Target Corp.	48,200	2,851,994

		27,543,697

Multi-Utilities — 0.6%
Alliant Energy Corp.	33,600	1,475,376
Ameren Corp.	133,900	4,113,408
Avista Corp.	12,800	308,608
Consolidated Edison, Inc.	85,200	4,732,008
GDF Suez (France)	18,480	380,618
National Grid PLC (United Kingdom)	39,562	453,755

SEE NOTES TO FINANCIAL STATEMENTS.

A65

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities (continued)
PG&E Corp.	40,100	$1,611,218
Public Service Enterprise Group, Inc.	245,400	7,509,240

		20,584,231

Office Electronics
Konica Minolta Holdings, Inc. (Japan)	2,000	14,393
Ricoh Co. Ltd. (Japan)	3,000	31,843

		46,236

Oil, Gas & Consumable Fuels — 6.3%
Apache Corp.	193,100	15,158,350
BP PLC (United Kingdom)	94,718	658,569
Cabot Oil & Gas Corp.	196,800	9,788,832
Chevron Corp.	398,156	43,056,590
ConocoPhillips	360,734	20,918,965
ENI SpA (Italy)	22,363	547,841
Exxon Mobil Corp.	751,116	65,009,090
Hess Corp.	70,500	3,733,680
Inpex Corp. (Japan)	10	53,483
JX Holdings, Inc. (Japan)	6,400	36,133
Marathon Petroleum Corp.	141,900	8,939,700
Occidental Petroleum Corp.	208,100	15,942,541
OMV AG (Austria)	7,615	275,939
Phillips 66	175,000	9,292,500
Repsol SA (Spain)	2,311	47,174
Royal Dutch Shell PLC (United Kingdom) (Class A Stock)	24,784	860,261
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	19,506	695,906
Statoil ASA (Norway)	2,805	70,699
Tesoro Corp.	75,700	3,334,585
Total SA (France)	10,657	554,518
Williams Cos., Inc. (The)	227,800	7,458,172

		206,433,528

Paper & Forest Products
Schweitzer-Mauduit International, Inc.	8,400	327,852
Stora Enso OYJ (Finland) (Class R Stock)	39,140	273,958

		601,810

Personal Products
Herbalife Ltd.(a)	24,200	797,148
Kao Corp. (Japan)	1,500	39,086

		836,234

Pharmaceuticals — 2.8%
Astellas Pharma, Inc. (Japan)	2,100	94,419
AstraZeneca PLC (United Kingdom)	11,194	530,483
Bayer AG (Germany)	3,555	339,013
Eli Lilly & Co.	140,200	6,914,664
Endo Health Solutions, Inc.*	112,400	2,952,748
GlaxoSmithKline PLC (United Kingdom)	14,433	314,241
Johnson & Johnson(a)	345,098	24,191,370
Merck & Co., Inc.	285,200	11,676,088
Novartis AG (Switzerland)	10,799	682,208

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Novo Nordisk A/S (Denmark) (Class B Stock)	1,905	$310,204
Orion OYJ (Finland) (Class B Stock)	6,965	205,071
Otsuka Holdings Co. Ltd. (Japan)	1,700	47,891
Pfizer, Inc.	1,509,397	37,855,677
Roche Holding AG (Switzerland)	4,539	917,701
Sanofi (France)	8,401	796,670
Teva Pharmaceutical Industries Ltd. (Israel)	11,101	412,508
Warner Chilcott PLC (Class A Stock)	123,400	1,485,736
Watson Pharmaceuticals, Inc.*	13,300	1,143,800

		90,870,492

Professional Services — 0.2%
Capita Group PLC (The) (United Kingdom)	6,844	84,571
Equifax, Inc.	114,000	6,169,680
Experian PLC (United Kingdom)	2,969	47,851

		6,302,102

Real Estate Investment Trusts — 1.2%
American Capital Agency Corp.	173,300	5,015,302
American Tower Corp.	68,800	5,316,176
Ascendas Real Estate Investment Trust (Singapore)	140,000	273,969
Camden Property Trust	32,100	2,189,541
CommonWealth REIT	83,700	1,325,808
DiamondRock Hospitality Co.	119,600	1,076,400
General Growth Properties, Inc.	157,800	3,132,330
GPT Group (Australia)	21,177	81,514
HCP, Inc.	122,100	5,516,478
Hospitality Properties Trust	157,900	3,698,018
Link REIT (The) (Hong Kong)	62,000	310,503
Resource Capital Corp.	54,100	302,960
RLJ Lodging Trust	43,000	832,910
Simon Property Group, Inc.	40,500	6,402,645
Vornado Realty Trust	55,000	4,404,400
Westfield Retail Trust (Australia)	12,158	38,358
Winthrop Realty Trust	31,300	345,865

		40,263,177

Real Estate Management & Development — 0.2%
Cheung Kong Holdings Ltd. (Hong Kong)	6,000	93,357
Daiwa House Industry Co. Ltd. (Japan)	2,000	34,386
Henderson Land Development Co. Ltd. (Hong Kong)	4,000	28,637
Hysan Development Co. Ltd. (Hong Kong)	3,000	14,589
Jones Lang LaSalle, Inc.	38,700	3,248,478
Keppel Land Ltd. (Singapore)	82,000	274,639
Lend Lease Group (Australia)	22,132	216,137
New World Development Co. Ltd. (Hong Kong)	17,000	26,914
Sino Land Co. Ltd. (Hong Kong)	62,000	113,531
Sun Hung Kai Properties Ltd. (Hong Kong)	17,000	257,809
Swire Properties Ltd. (Hong Kong)	83,000	279,545

SEE NOTES TO FINANCIAL STATEMENTS.

A66

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Wharf Holdings Ltd. (Hong Kong)	28,000	$223,152
Wheelock & Co. Ltd. (Hong Kong)	4,000	20,404

		4,831,578

Road & Rail — 1.0%
Aurizon Holdings Ltd. (Australia)	8,544	33,598
Central Japan Railway Co. (Japan)	3,800	308,406
ComfortDelGro Corp. Ltd. (Singapore)	43,000	63,258
CSX Corp.	553,100	10,912,663
DSV A/S (Denmark)	1,703	44,061
East Japan Railway Co. (Japan)	5,500	355,653
Hankyu Hanshin Holdings, Inc. (Japan)	5,000	25,852
MTR Corp. Ltd. (Hong Kong)	6,500	25,756
Norfolk Southern Corp.	156,800	9,696,512
Odakyu Electric Railway Co. Ltd. (Japan)	3,000	31,213
Tokyu Corp. (Japan)	5,000	28,169
Union Pacific Corp.	85,000	10,686,200
West Japan Railway Co. (Japan)	2,400	94,552

		32,305,893

Semiconductors & Semiconductor Equipment — 1.1%
ARM Holdings PLC (United Kingdom)	27,043	341,521
Intel Corp.	1,095,600	22,602,228
Kulicke & Soffa Industries, Inc.*	86,400	1,035,936
LSI Corp.*	809,200	5,729,136
NVIDIA Corp.	506,700	6,227,343
Silicon Laboratories, Inc.*	9,500	397,195

		36,333,359

Software — 2.7%
BMC Software, Inc.*	65,600	2,601,696
CA, Inc.	80,200	1,762,796
Dassault Systemes SA (France)	1,207	134,952
Intuit, Inc.	149,400	8,889,300
Microsoft Corp.	1,404,000	37,528,920
Oracle Corp.	1,047,300	34,896,036
SAP AG (Germany)	2,705	217,518
Symantec Corp.*	45,400	853,974

		86,885,192

Specialty Retail — 1.8%
ABC-Mart, Inc. (Japan)	1,100	47,889
Bed Bath & Beyond, Inc.*	39,500	2,208,445
Best Buy Co., Inc.(a)	28,200	334,170
Express, Inc.*(a)	47,900	722,811
Finish Line, Inc. (The) (Class A Stock)	41,800	791,274
Foot Locker, Inc.	19,300	619,916
Gap, Inc. (The)	347,300	10,780,192
Home Depot, Inc. (The)	260,350	16,102,647
Inditex SA (Spain)	2,413	339,044
PetSmart, Inc.	36,600	2,501,244
Ross Stores, Inc.	172,200	9,324,630
Select Comfort Corp.*	7,900	206,743
TJX Cos., Inc.	372,600	15,816,870

		59,795,875

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods — 0.9%
Adidas AG (Germany)	360	$32,130
Carter’s, Inc.*	42,100	2,342,865
Christian Dior SA (France)	90	15,341
Cie Financiere Richemont SA (Switzerland)	5,708	448,052
Coach, Inc.	160,400	8,903,804
NIKE, Inc. (Class B Stock)	327,400	16,893,840
VF Corp.	2,900	437,813

		29,073,845

Tobacco — 0.7%
Altria Group, Inc.	260,500	8,184,910
British American Tobacco PLC (United Kingdom)	2,802	142,440
Imperial Tobacco Group PLC (United Kingdom)	3,328	129,032
Japan Tobacco, Inc. (Japan)	13,300	375,717
Lorillard, Inc.	9,700	1,131,699
Philip Morris International, Inc.	152,600	12,763,464
Reynolds American, Inc.(a)	33,300	1,379,619

		24,106,881

Trading Companies & Distributors — 0.1%
Applied Industrial Technologies, Inc.	8,800	369,688
DXP Enterprises, Inc.*	5,700	279,699
ITOCHU Corp. (Japan)	30,800	325,528
Marubeni Corp. (Japan)	43,000	308,536
Sumitomo Corp. (Japan)	5,100	65,432
Toyota Tsusho Corp. (Japan)	11,600	286,320
W.W. Grainger, Inc.	6,900	1,396,353
Wolseley PLC (United Kingdom)	2,976	142,309

		3,173,865

Water Utilities — 0.2%
American Water Works Co., Inc.	143,200	5,317,016

Wireless Telecommunication Services
KDDI Corp. (Japan)	4,800	339,347
Millicom International Cellular SA (Luxembourg)	292	25,346
NTT DoCoMo, Inc. (Japan)	23	33,155
Softbank Corp. (Japan)	4,200	153,893
Vodafone Group PLC (United Kingdom)	90,143	226,915

		778,656

TOTAL COMMON STOCKS (cost $1,686,577,839)		2,091,604,659

EXCHANGE TRADED FUND — 0.1%
iShares MSCI EAFE Index Fund (cost $1,652,017)	30,600	1,738,692

PREFERRED STOCKS
Automobiles
Volkswagen AG (Germany)	961	220,502

Banking
Citigroup Capital XIII, 7.875% (Capital Security, fixed to floating preferred)(b)	22,000	613,800

SEE NOTES TO FINANCIAL STATEMENTS.

A67

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

PREFERRED STOCKS (continued)				Shares	Value (Note 2)
Media
ProSiebenSat.1 Media AG (Germany)				9,220	$262,622

TOTAL PREFERRED STOCKS (cost $987,183)					1,096,924

				Units
RIGHTS
Oil, Gas & Consumable Fuels
Repsol SA (Spain)* (cost $0)				2,311	1,409

	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 2.1%
Non-Residential Mortgage-Backed Securities — 1.9%
AIMCO (Cayman Islands), Ser. 2005-AA, Class A1B, 144A(b)	Aaa	0.569%	10/20/19	$2,557	2,490,234
American Express Credit Account Master Trust, Ser. 2012-4, Class C, 144A(b)	AA-(c)	1.009%	05/15/20	3,900	3,900,651
ARES CLO Funds (Cayman Islands), Ser. 2011-16A, Class A, 144A(b)	Aaa	1.911%	05/17/21	500	501,499
ARES Enhanced Loan Investment Strategy Ltd. (Cayman Islands), Ser. 2005-2A, Class A2, 144A(b)	Aaa	0.574%	01/26/20	1,622	1,587,278
BA Credit Card Trust, Ser. 2006-C5, Class C5(b)	A3	0.609%	01/15/16	3,209	3,209,584
Bank One Issuance Trust, Ser. 2003-C3, Class C3	Baa2	4.770%	02/16/16	5,200	5,292,784
Battalion CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class A1, 144A(b)	AAA(c)	1.537%	11/15/19	2,500	2,490,817
BlackRock Senior Income Series Corp. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(b)	Aaa	0.562%	05/25/17	621	614,601
Cent CDO XI Ltd. (Cayman Islands), Ser. 2006-11A, Class A1, 144A(b)	Aaa	0.575%	04/25/19	2,279	2,227,530
Chatham Light CLO Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(b)	Aaa	0.563%	08/03/19	404	395,834
Citibank Credit Card Issuance Trust, Ser. 2005-C2, Class C2(b)	Baa2	0.681%	03/24/17	2,200	2,183,306
Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1(b)	Baa2	0.611%	02/20/15	1,350	1,349,977
Four Corners CLO (Cayman Islands), Ser. 2006-3A, Class A, 144A(b)	Aaa	0.569%	07/22/20	959	942,219
Fraser Sullivan CLO Ltd. (Cayman Islands), Ser. 2006-1A, Class B, 144A(b)	Aa1	0.778%	03/15/20	1,000	957,753
GE Capital Credit Card Master Note Trust, Ser. 2011-2, Class B(b)	A2	1.209%	05/15/19	8,345	8,409,565
GE Capital Credit Card Master Note Trust, Ser. 2012-4, Class B(b)	A2	1.059%	06/15/18	5,500	5,529,249
Granite Ventures Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(b)	Aaa	0.600%	12/15/17	230	229,649
Gulf Stream Compass CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A(b)	Aaa	0.700%	07/15/16	7	6,900
Lafayette CLO Ltd. (Cayman Islands), Ser. 2012-1A, Class A, 144A(b)	AAA(c)	1.751%	09/06/22	1,863	1,861,623
Landmark CDO Ltd. (Cayman Islands), Ser. 2006-8A, Class A1, 144A(b)	Aaa	0.561%	10/19/20	677	664,152
LCM LP (Cayman Islands), Ser. 2004-2A, Class A, 144A(b)	Aaa	0.639%	10/22/16	225	224,377
LCM LP (Cayman Islands), Ser. 2005-3A, Class A, 144A(b)	Aaa	0.571%	06/01/17	1,651	1,625,159

SEE NOTES TO FINANCIAL STATEMENTS.

A68

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Lightpoint CLO Ltd. (Cayman Islands), Ser. 2005-3A, Class A1A, 144A(b)	Aaa	0.568%	09/15/17	$1,192	$1,172,265
Marine Park CLO Ltd. (Cayman Islands), Ser. 2012-1A, Class A1A, 144A(b)	Aaa	2.003%	05/18/23	1,350	1,353,993
Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2005-4A, Class A1L, 144A(b)	Aaa	0.558%	03/15/18	381	368,675
OCP CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class A2, 144A(b)	Aaa	1.791%	11/22/23	1,200	1,201,540
OCP CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class B, 144A(b)	AA(c)	2.511%	11/22/23	1,200	1,186,307
Slater Mill Loan Fund LP (Cayman Islands), Ser. 2012-1A, Class B, 144A(b)	AA(c)	2.961%	08/17/22	500	501,391
Sound Point CLO Ltd. (Cayman Islands), Ser. 2012-1A, Class B, 144A(b)	AA(c)	3.084%	10/20/23	1,100	1,118,372
Stanfield Azure CLO Ltd. (Cayman Islands), Ser. 2006-1A, Class A1L, 144A(b)	Aaa	0.572%	05/27/20	2,572	2,512,043
SVO VOI Mortgage Corp., Ser. 2005-AA, Class A, 144A	Aaa	5.250%	02/20/21	107	107,465
SVO VOI Mortgage Corp., Ser. 2012-AA, Class A, 144A	A+(c)	2.000%	09/20/29	2,151	2,150,820
Trimaran CLO Ltd. (Cayman Islands), Ser. 2006-2A, Class A1L, 144A(b)	Aaa	0.563%	11/01/18	2,400	2,368,805

					60,736,417

Residential Mortgage-Backed Securities — 0.2%
CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1(b)	B2	1.860%	03/25/33	339	256,920
Credit-Based Asset Servicing and Securitization LLC, Ser. 2005-CB6, Class A3(b)	B3	4.853%	07/25/35	302	257,134
Equity One ABS, Inc., Ser. 2004-3, Class M1(d)	Ba1	5.330%	07/25/34	559	467,428
GSAMP Trust, Ser. 2004-HE2, Class A3C(b)	Aaa	0.790%	09/25/34	674	655,571
HSBC Home Equity Loan Trust, Ser. 2005-2, Class M2(b)	Aa1	0.701%	01/20/35	265	252,333
Long Beach Mortgage Loan Trust, Ser. 2004-2, Class M1(b)	B1	0.740%	06/25/34	926	792,932
Morgan Stanley ABS Capital I, Ser. 2003-HE1, Class M1(b)	Ba2	1.410%	05/25/33	554	521,090
Morgan Stanley ABS Capital I, Ser. 2004-HE5, Class M1(b)	B3	1.155%	06/25/34	1,112	1,024,277
Morgan Stanley ABS Capital I, Ser. 2004-NC1, Class M1(b)	Baa2	1.260%	12/27/33	1,017	963,523
Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1(b)	Caa3	1.110%	07/25/32	591	502,446
Morgan Stanley Dean Witter Capital I, Ser. 2002-NC4, Class M1(b)	B2	1.485%	09/25/32	615	553,413
Securitized Asset Backed Receivables LLC Trust, Ser. 2004-OP1, Class M1(b)	Ba3	0.975%	02/25/34	987	888,019
Securitized Asset Backed Receivables LLC Trust, Ser. 2006-FR3, Class A3(b)	Ca	0.460%	05/25/36	1,078	549,205

					7,684,291

TOTAL ASSET-BACKED SECURITIES (cost $68,548,965)					68,420,708

BANK LOANS(b) — 0.4%
Automotive
Schaeffler AG (Germany)	Ba3	6.000%	01/27/17	750	757,032

Chemicals — 0.1%
Ashland, Inc.	Baa3	2.312%	08/23/16	1,678	1,679,729

SEE NOTES TO FINANCIAL STATEMENTS.

A69

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

BANK LOANS(b) (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods — 0.1%
Del Monte Foods Co.	Ba3	4.500%	03/08/18	$1,098	$1,098,694

Gaming
Scientific Games Corp.	Ba1	3.210%	06/30/15	645	643,569

Healthcare & Pharmaceutical — 0.1%
Community Health Systems, Inc.	Ba3	2.811%	10/25/16	491	489,414
HCA, Inc.	Ba3	3.462%	05/01/18	370	370,232
HCA, Inc.	Ba3	3.561%	03/31/17	886	887,996
RPI Finance Trust	Baa2	4.000%	11/09/18	1,076	1,085,629
Universal Health Services, Inc.	Ba2	2.060%	08/15/16	1,093	1,093,125

					3,926,396

Pipelines & Other
Energy Transfer Equity LP	Ba2	3.750%	03/23/17	900	906,047

Technology — 0.1%
First Data Corp.	B1	4.211%	03/26/18	2,134	2,029,889
First Data Corp.	B1	5.211%	03/24/17	162	158,972
Flextronics International Ltd. (Singapore)	Ba1	0.381%	10/01/14	533	532,439
Flextronics International Ltd. (Singapore)	Ba1	2.462%	10/01/14	153	152,999
Sensata Technologies, Inc.	Ba2	3.750%	05/12/18	434	435,634

					3,309,933

TOTAL BANK LOANS (cost $12,308,122)					12,321,400

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Banc of America Alternative Loan Trust, Ser. 2005-12, Class 3CB1	Caa2	6.000%	01/25/36	2,569	1,986,071
Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1(b)	B2	3.002%	02/25/35	579	560,808
Banc of America Mortgage Securities, Inc., Ser. 2005-B, Class 2A1(b)	Caa1	2.770%	03/25/35	450	417,778
Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5(b)	B2	3.038%	02/25/37	1,238	1,233,710
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1	Ba3	5.250%	09/25/19	509	520,211
JPMorgan Mortgage Trust, Ser. 2007-A1, Class 4A1(b)	B1	2.991%	07/25/35	820	822,602
MASTR Alternative Loans Trust, Ser. 2004-4, Class 4A1	Baa1	5.000%	04/25/19	169	173,952
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3(b)	Baa3	2.775%	02/25/34	525	529,696
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser. 2005-1, Class 3A	CCC(c)	5.000%	03/25/20	212	214,723

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $6,839,965)					6,459,551

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.3%
Banc of America Commercial Mortgage, Inc., Ser. 2004-2, Class A4	Aaa	4.153%	11/10/38	2,268	2,292,883
Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A3A	Aaa	5.600%	07/10/46	3,700	3,735,509
Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A2(b)	Aaa	5.685%	06/10/49	830	829,563
Banc of America Commercial Mortgage Inc., Ser. 2007-5, Class A3	AAA(c)	5.620%	02/10/51	1,920	2,024,728
Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser. 2006-6, Class A3	Aaa	5.369%	10/10/45	3,900	4,248,040
Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser. 2007-2, Class A3(b)	AAA(c)	5.598%	04/10/49	1,500	1,667,119

SEE NOTES TO FINANCIAL STATEMENTS.

A70

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PW10, Class A4	AAA(c)	5.405%	12/11/40	$2,000	$2,227,288
Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Class A4(b)	Aaa	5.702%	12/10/49	1,000	1,178,161
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class A4(b)	Aaa	5.304%	01/15/46	1,200	1,343,971
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD3, Class A5	Aaa	5.617%	10/15/48	580	666,618
Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class F, 144A	AA-(c)	5.440%	09/15/30	426	431,782
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C7, Class A4(b)	AAA(c)	5.748%	06/10/46	5,450	6,189,565
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A2B	Aaa	5.248%	12/10/46	334	335,826
Commercial Mortgage Pass-Through Certificates, Ser. 2012-CR3, Class A2	Aaa	1.765%	10/15/45	3,100	3,184,456
Commercial Mortgage Pass-Through Certificates, Ser. 2012-CR5, Class A3	Aaa	2.540%	12/10/45	1,000	999,362
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C3, Class A4	Aaa	4.835%	07/15/36	282	286,732
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C2, Class A4	Aa2	4.832%	04/15/37	1,900	2,042,443
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4(b)	AAA(c)	5.409%	02/15/39	2,700	3,046,405
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class AM(b)	AAA(c)	5.409%	02/15/39	640	708,477
CW Capital Cobalt Ltd., Ser. 2006-C1, Class A4	AA+(c)	5.223%	08/15/48	1,230	1,394,286
CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3(b)	AAA(c)	5.803%	05/15/46	1,231	1,311,127
FHLMC Multifamily Structured Pass-Through Certificates, I/O, Ser. K020, Class X1(b)	AA+(c)	1.479%	05/25/22	25,947	2,767,440
FHLMC Multifamily Structured Pass-Through Certificates, I/O, Ser. K021, Class X1(b)	AA+(c)	1.516%	06/25/22	7,297	811,171
FHLMC Multifamily Structured Pass-Through Certificates, I/O, Ser. K501, Class X1A(b)	AA+(c)	1.755%	08/25/16	7,826	366,354
FHLMC Multifamily Structured Pass-Through Certificates, I/O, Ser. K710, Class X1(b)	AA+(c)	1.785%	05/25/19	19,971	1,904,509
FHLMC Multifamily Structured Pass-Through Certificates, I/O, Ser. K711, Class X1(b)	AA+(c)	1.712%	07/25/19	20,995	1,951,461
GE Capital Commercial Mortgage Corp., Ser. 2005-C4, Class A4(b)	Aaa	5.307%	11/10/45	2,585	2,890,974
GE Capital Commercial Mortgage Corp., Ser. 2006-C1, Class A4(b)	AAA(c)	5.296%	03/10/44	2,060	2,310,929
GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A5	AAA(c)	4.697%	05/10/43	2,720	2,906,959
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3, Class A3	Aaa	4.569%	08/10/42	516	517,501
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5, Class A5	Aa2	5.224%	04/10/37	8,050	8,894,308
Greenwich Capital Commercial Funding Corp., Ser. 2006-GG7, Class A4(a)(b)	Aaa	5.867%	07/10/38	1,940	2,227,915
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	2,667	2,752,069
GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class AAB	AAA(c)	5.587%	04/10/38	4,677	4,968,811
GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2	Aaa	5.778%	08/10/45	1,031	1,036,505
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP1, Class ASB	Aaa	4.853%	03/15/46	1,392	1,437,045

SEE NOTES TO FINANCIAL STATEMENTS.

A71

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP2, Class A3	Aaa	4.697%	07/15/42	$312	$313,013
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP2, Class AM	Aa2	4.780%	07/15/42	1,000	1,079,820
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	2,475	2,563,287
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP4, Class AM(b)	Aa2	4.999%	10/15/42	1,270	1,381,364
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB16, Class ASB	Aaa	5.523%	05/12/45	2,818	3,006,154
JPMorgan Chase Commercial Mortgage Securities Corp., I/O, Ser. 2006-LDP6, Class X2(b)	Aaa	0.050%	04/15/43	78,211	6,570
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A3A(b)	Aaa	5.871%	04/15/45	480	485,349
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A2	Aaa	5.827%	02/15/51	844	866,469
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2012-CBX, Class A3	Aaa	3.139%	06/15/45	2,100	2,262,763
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2012-LC9, Class A4	Aaa	2.611%	12/15/47	1,700	1,707,644
LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5	AAA(c)	4.826%	08/15/29	1,569	1,602,793
LB-UBS Commercial Mortgage Trust, Ser. 2005-C7, Class AM(b)	AA(c)	5.263%	11/15/40	1,510	1,659,736
LB-UBS Commercial Mortgage Trust, Ser. 2006-C1, Class A2	AAA(c)	5.084%	02/15/31	304	303,826
LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A2	Aaa	5.532%	03/15/32	55	54,780
LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A4	Aaa	5.661%	03/15/39	2,676	3,036,891
Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3	Aaa	4.615%	08/12/39	2,000	2,050,012
Merrill Lynch Mortgage Trust, Ser. 2006-C1, Class AM(b)	AA(c)	5.684%	05/12/39	930	1,042,985
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-1, Class AM(b)	A(c)	5.532%	02/12/39	530	589,334
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4(b)	Aaa	5.893%	06/12/46	1,795	2,067,745
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-6, Class A2	Aaa	5.331%	03/12/51	2,397	2,461,777
Morgan Stanley Capital I, Ser. 2006-HQ8, Class A4(b)	Aaa	5.420%	03/12/44	1,500	1,677,270
Morgan Stanley Capital I, Ser. 2006-IQ11, Class A4(b)	AAA(c)	5.691%	10/15/42	2,600	2,935,127
Morgan Stanley Capital I, Ser. 2006-IQ12, Class A4	AAA(c)	5.332%	12/15/43	4,720	5,431,073
Morgan Stanley Capital I, Ser. 2007-HQ11, Class A31	Aaa	5.439%	02/12/44	1,230	1,286,354
Morgan Stanley Capital I, Ser. 2007-HQ11, Class AAB	Aaa	5.444%	02/12/44	3,865	4,052,752
Morgan Stanley Capital I, Ser. 2007-T27, Class AAB(b)	AAA(c)	5.651%	06/11/42	1,031	1,063,204
UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class A4	Aaa	2.792%	12/10/45	1,700	1,719,099
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4	Aaa	5.418%	01/15/45	4,828	5,378,791
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A4(b)	Aaa	5.736%	05/15/43	700	798,799
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class A4	Aa2	5.509%	04/15/47	4,500	5,199,233
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C33, Class A4(b)	Aaa	5.921%	02/15/51	3,470	4,071,077

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $131,118,841)					140,043,383

SEE NOTES TO FINANCIAL STATEMENTS.

A72

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS — 9.8%	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Aerospace & Defense
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	Ba2	6.300%	05/01/14	$1,075	$1,122,031
L-3 Communications Corp., Gtd. Notes	Baa3	4.750%	07/15/20	515	574,038

					1,696,069

Airlines — 0.2%
Continental Airlines Pass-Through Trust, Pass-thru Certs., Ser. 1998-1, Class A	Baa2	6.648%	09/15/17	203	217,034
Continental Airlines Pass-Through Trust, Pass-thru Certs., Ser. 2009-2, Class A	Baa2	7.250%	11/10/19	692	799,835
Continental Airlines Pass-Through Trust, Pass-thru Certs., Ser. 2010-A(a)	Baa2	4.750%	01/12/21	816	887,361
Continental Airlines Pass-Through Trust, Pass-thru Certs., Ser. 2012-2, Class A	Baa2	4.000%	10/29/24	705	742,013
Delta Air Lines, Inc. Pass-Through Trust, Pass-thru Certs., Ser. 2007-1, Class A	Baa2	6.821%	08/10/22	369	411,924
Delta Air Lines, Inc., Pass-Through Trust, Pass-thru Certs., Ser. 2011-1, Class A(a)	Baa2	5.300%	04/15/19	1,285	1,416,587
Delta Air Lines, Inc. Pass-Through Trust, Pass-thru Certs., Ser. 2A	Baa2	4.950%	05/23/19	665	724,893

					5,199,647

Automotive — 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	3.984%	06/15/16	415	440,658
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	4.207%	04/15/16	1,655	1,765,249
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	Baa1	2.700%	03/15/17	450	465,086
Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN	Baa1	5.750%	12/15/14	500	546,043
Johnson Controls, Inc., Sr. Unsec’d. Notes	Baa1	5.500%	01/15/16	245	276,555

					3,493,591

Banking — 2.6%
American Express Co., Sr. Unsec’d. Notes, 144A	A3	2.650%	12/02/22	2,213	2,204,188
American Express Credit Corp., Sr. Unsec’d. Notes, MTN(e)	A2	2.800%	09/19/16	2,030	2,147,831
Banco Bradesco SA (Brazil), Sub. Notes(a)	Baa1	8.750%	10/24/13	1,760	1,852,400
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	3.875%	09/20/22	645	661,215
Bangkok Bank PCL/Hong Kong (Thailand), Sr. Unsec’d. Notes, 144A	A3	2.750%	03/27/18	1,850	1,871,064
Bank of America Corp., Jr. Sub. Notes, Ser. K(b)	B1	8.000%	12/29/49	2,200	2,433,376
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	4.500%	04/01/15	595	634,226
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.700%	01/24/22	1,770	2,128,512
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.000%	09/01/17	1,075	1,258,841
Bank of America Corp., Sr. Unsec’d. Notes, MTN	Baa2	5.000%	05/13/21	630	719,241
Bank of America Corp., Sr. Unsec’d. Notes, Ser. 1	Baa2	3.750%	07/12/16	870	929,966
Bank of America Corp., Sub. Notes	Baa3	5.750%	08/15/16	1,775	1,941,019
Bank of America NA, Sub. Notes	Baa1	5.300%	03/15/17	930	1,045,980
Bank of America NA, Sub. Notes	Baa1	6.000%	10/15/36	410	502,364
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	A2	5.300%	10/30/15	515	570,719
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	A2	6.400%	10/02/17	330	396,329
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	A2	7.250%	02/01/18	1,175	1,472,325
Capital One Bank USA NA, Sub. Notes	Baa1	6.500%	06/13/13	20	20,523
Capital One Bank USA NA, Sub. Notes	Baa1	8.800%	07/15/19	1,300	1,760,326
Capital One Capital VI, Ltd. Gtd. Notes	Baa3	8.875%	05/15/40	1,080	1,080,000
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	3.953%	06/15/16	1,010	1,087,125
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.500%	01/14/22	2,450	2,733,475
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.750%	05/19/15	2,265	2,441,752
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	05/15/18	1,155	1,384,165
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.875%	03/05/38	215	283,038

SEE NOTES TO FINANCIAL STATEMENTS.

A73

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.125%	07/15/39	$710	$1,062,952
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.500%	05/22/19	1,895	2,548,087
Citigroup, Inc., Sub. Notes	Baa3	5.000%	09/15/14	454	477,648
Citigroup, Inc., Sub. Notes	Baa3	6.125%	08/25/36	570	621,230
Depfa ACS Bank (Ireland), Covered Notes, 144A	A3	5.125%	03/16/37	1,380	1,077,358
Discover Bank, Sub. Notes	Ba1	7.000%	04/15/20	570	707,767
Goldman Sachs Group, Inc. (The), Sr. Notes	A3	6.250%	02/01/41	270	331,269
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	3.625%	02/07/16	2,000	2,117,046
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(e)	A3	5.250%	07/27/21	2,055	2,342,651
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A3	5.750%	01/24/22	3,620	4,279,607
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	6.000%	06/15/20	1,000	1,188,212
Goldman Sachs Group, Inc. (The), Sub. Notes	Baa1	5.625%	01/15/17	1,190	1,305,641
Goldman Sachs Group, Inc. (The), Sub. Notes	Baa1	6.750%	10/01/37	104	117,866
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	4.875%	01/14/22	1,910	2,216,685
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	5.100%	04/05/21	1,025	1,210,403
Huntington BancShares, Inc., Sub. Notes	Baa2	7.000%	12/15/20	170	207,988
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(b)	Ba1	7.900%	04/29/49	2,000	2,266,020
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	3.150%	07/05/16	3,210	3,400,834
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)(e)	A2	4.250%	10/15/20	2,930	3,258,532
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	A2	6.375%	01/21/21	1,400	1,724,852
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	A2	5.800%	01/13/20	1,870	2,188,429
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN(a)	Baa2	6.400%	08/28/17	20	23,487
Morgan Stanley, Notes, Ser. G, MTN	Baa1	6.625%	04/01/18	105	123,750
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.750%	01/25/21	1,400	1,598,849
Morgan Stanley, Sr. Unsec’d. Notes(a)	Baa1	6.375%	07/24/42	780	914,398
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	5.625%	09/23/19	1,415	1,600,337
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	5.950%	12/28/17	510	577,526
Morgan Stanley, Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	5.450%	01/09/17	2,345	2,594,932
Morgan Stanley, Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	5.500%	07/28/21	760	862,884
MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes(b)	Ba1	6.346%	07/29/49	800	882,156
People’s United Financial, Inc., Sr. Unsec’d. Notes	A3	3.650%	12/06/22	1,455	1,462,567
PNC Funding Corp., Gtd. Notes	A3	2.700%	09/19/16	1,110	1,172,743
PNC Funding Corp., Gtd. Notes(a)	A3	6.700%	06/10/19	440	561,367
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	2.550%	09/18/15	455	465,652
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	Baa1	6.400%	10/21/19	1,775	2,097,411
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	Baa2	3.000%	09/24/15	955	972,514
US Bancorp, Sub. Notes, MTN	A2	2.950%	07/15/22	1,120	1,131,453
Wells Fargo Bank NA, Sub. Notes, Ser. AI(e)	A1	4.750%	02/09/15	585	628,300

					85,881,403

Brokerage
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(f)	NR	6.875%	02/06/12	1,715	400,881
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(f)	NR	6.875%	05/02/18	700	168,000

					568,881

Building Materials & Construction
Odebrecht Finance Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	5.125%	06/26/22	700	759,500
Owens Corning, Gtd. Notes	Ba1	4.200%	12/15/22	775	788,163

					1,547,663

SEE NOTES TO FINANCIAL STATEMENTS.

A74

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Cable — 0.2%
AT&T Broadband LLC, Gtd. Notes	Baa1	9.455%	11/15/22	$255	$385,524
Cablevision Systems Corp., Sr. Unsec’d. Notes(a)	B1	8.625%	09/15/17	1,000	1,166,250
Comcast Corp., Gtd. Notes	Baa1	6.400%	05/15/38	570	728,300
Comcast Corp., Gtd. Notes	Baa1	6.450%	03/15/37	155	198,894
Comcast Corp., Gtd. Notes	Baa1	6.500%	11/15/35	450	577,372
Comcast Corp., Gtd. Notes	Baa1	6.950%	08/15/37	605	820,420
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.500%	03/01/16	920	974,654
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.550%	03/15/15	165	173,573
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	5.150%	03/15/42	1,560	1,577,835
Time Warner Cable, Inc., Gtd. Notes	Baa2	7.500%	04/01/14	345	373,826

					6,976,648

Capital Goods — 0.4%
Actuant Corp., Gtd. Notes	Ba2	5.625%	06/15/22	1,205	1,247,175
Case New Holland, Inc., Gtd. Notes	Ba2	7.875%	12/01/17	1,255	1,484,037
Deere & Co., Sr. Unsec’d. Notes	A2	3.900%	06/09/42	745	761,426
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $403,489; purchased 10/10/12)(g)(h)	Baa1	5.625%	03/15/42	375	415,456
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,299,722; purchased 10/10/07)(a)(g)(h)	Baa1	6.375%	10/15/17	1,302	1,574,721
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $376,709; purchased 10/10/07)(g)(h)	Baa1	7.000%	10/15/37	380	482,535
General Electric Co., Sr. Unsec’d. Notes	Aa3	4.125%	10/09/42	485	498,894
General Electric Co., Sr. Unsec’d. Notes	Aa3	5.250%	12/06/17	200	235,830
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Notes, 144A (original cost $384,850; purchased 07/10/12)(g)(h)	Baa3	2.500%	07/11/14	385	389,022
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Notes, 144A (original cost $1,887,203; purchased 09/24/12)(g)(h)	Baa3	2.500%	03/15/16	1,890	1,895,092
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $499,515; purchased 05/08/12)(g)(h)	Baa3	3.125%	05/11/15	500	510,170
United Technologies Corp., Sr. Unsec’d. Notes	A2	4.500%	06/01/42	1,830	2,033,425
Xylem, Inc., Sr. Unsec’d. Notes	Baa2	4.875%	10/01/21	1,260	1,430,512

					12,958,295

Chemicals — 0.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	3.150%	10/01/22	780	775,052
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	7.600%	05/15/14	778	849,406
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	9.400%	05/15/39	432	711,259
ICI Wilmington, Inc., Gtd. Notes	Baa1	5.625%	12/01/13	720	751,799
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes(a)	Baa3	5.000%	04/15/19	1,000	1,105,000
Reliance Holdings USA, Inc., Gtd. Notes, 144A	Baa2	5.400%	02/14/22	1,050	1,174,401
Union Carbide Corp., Sr. Unsec’d. Notes	Baa2	7.500%	06/01/25	460	572,842

					5,939,759

Consumer — 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	Baa3	6.250%	04/15/18	1,700	1,980,099
Sealy Mattress Co., Sr. Sec’d. Notes, 144A	Ba3	10.875%	04/15/16	1,254	1,329,240

					3,309,339

Electric — 0.5%
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa1	6.250%	08/01/16	175	205,413
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	Baa1	6.350%	10/01/36	550	730,170

SEE NOTES TO FINANCIAL STATEMENTS.

A75

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Carolina Power & Light Co., First Mtge. Bonds	A1	5.250%	12/15/15	$525	$595,432
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. J2	A3	5.700%	03/15/13	740	747,907
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. K2	A3	6.950%	03/15/33	590	837,401
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Ser. 09-C	A3	5.500%	12/01/39	220	273,067
Duke Energy Carolinas LLC, First Ref. Mtge. Bonds	A1	4.000%	09/30/42	570	574,529
Duke Energy Carolinas LLC, First Mtge. Bonds	A1	6.050%	04/15/38	550	720,500
El Paso Electric Co., Sr. Unsec’d. Notes	Baa2	6.000%	05/15/35	670	835,457
Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes	Baa2	8.625%	08/01/15	1,295	1,514,795
ENEL Finance International SA (Netherlands), Gtd. Notes, 144A	Baa2	6.000%	10/07/39	1,280	1,239,484
Exelon Corp., Sr. Unsec’d. Notes	Baa2	4.900%	06/15/15	155	168,722
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	Baa1	6.250%	10/01/39	1,425	1,657,077
Florida Power & Light Co., First Mtge. Bonds	Aa3	5.950%	10/01/33	295	384,239
Georgia Power Co., Sr. Unsec’d. Notes, Ser. B	A3	5.700%	06/01/17	495	593,816
Iberdrola International BV (Netherlands), Gtd. Notes	Baa1	6.750%	09/15/33	145	155,552
Indiana Michigan Power Co., Sr. Unsec’d. Notes, Ser. INDF	Baa2	5.050%	11/15/14	460	493,022
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.950%	05/15/37	300	370,411
Nevada Power Co., Genl. Ref. Mtge., Ser. O	Baa1	6.500%	05/15/18	1,260	1,571,417
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	A3	4.881%	08/15/19	610	712,385
NSTAR, Sr. Unsec’d. Notes	A3	4.500%	11/15/19	615	698,548
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa2	6.375%	01/15/15	345	380,748
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	Baa3	7.950%	05/15/18	140	170,111
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	A1	5.800%	05/01/37	535	693,358
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	4.800%	09/15/41	480	538,627
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	5.613%	04/01/17	199	232,835

					17,095,023

Energy – Integrated — 0.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	535	616,567
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	5.250%	11/07/13	1,040	1,082,231

					1,698,798

Energy – Other — 0.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.375%	09/15/17	1,195	1,427,422
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.450%	09/15/36	325	407,149
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.950%	06/15/19	250	315,954
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	4.500%	06/01/21	2,200	2,461,705
Devon Energy Corp., Sr. Unsec’d. Notes(a)	Baa1	4.750%	05/15/42	1,065	1,139,352
Nabors Industries, Inc., Gtd. Notes(a)	Baa2	4.625%	09/15/21	1,070	1,151,577
Phillips 66, Gtd. Notes, 144A	Baa1	2.950%	05/01/17	490	519,320
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Baa3	6.875%	05/01/18	1,500	1,824,879
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	2.500%	10/15/17	920	929,678
Weatherford International Ltd. (Bermuda), Gtd. Notes(a)	Baa2	5.125%	09/15/20	810	892,612
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	5.000%	11/15/13	1,315	1,358,528

					12,428,176

Foods — 0.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	2.500%	07/15/22	1,630	1,640,204
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	8.000%	11/15/39	1,285	2,080,416
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	8.200%	01/15/39	250	410,568
ARAMARK Corp., Gtd. Notes(a)	B3	8.500%	02/01/15	850	854,258
Beam, Inc., Sr. Unsec’d. Notes	Baa2	6.375%	06/15/14	727	783,646
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	5.350%	04/15/14	1,040	1,094,357
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	8.500%	06/15/19	985	1,267,395

SEE NOTES TO FINANCIAL STATEMENTS.

A76

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods (continued)
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $666,818; purchased 11/19/07)(g)(h)	A2	6.000%	11/27/17	$670	$806,076
Constellation Brands, Inc., Gtd. Notes	Ba1	4.625%	03/01/23	1,250	1,306,250
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	480	544,863
Kraft Foods Group, Inc., Gtd. Notes, 144A	Baa2	5.000%	06/04/42	680	764,659
TreeHouse Foods, Inc., Gtd. Notes	Ba2	7.750%	03/01/18	1,271	1,379,035
Tyson Foods, Inc., Gtd. Notes(b)	Baa3	6.600%	04/01/16	735	842,270

					13,773,997

Healthcare & Pharmaceutical — 0.4%
AbbVie, Inc., Gtd. Notes, 144A	Baa1	4.400%	11/06/42	740	786,719
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.150%	11/15/41	1,640	1,845,600
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.375%	05/15/43	1,110	1,308,721
Aristotle Holding, Inc., Gtd. Notes, 144A	Baa3	2.750%	11/21/14	2,460	2,537,724
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	Ba3	5.125%	08/15/18	1,100	1,146,750
Genentech, Inc., Sr. Unsec’d. Notes	AA(c)	4.750%	07/15/15	280	308,790
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	12/01/41	565	701,896
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(a)	Baa2	3.750%	08/23/22	180	190,884
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa2	5.625%	12/15/15	580	654,147
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.950%	12/01/28	165	215,083
Mylan, Inc., Gtd. Notes, 144A(a)	Baa3	7.625%	07/15/17	1,000	1,123,869
Valeant Pharmaceuticals International, Gtd. Notes, 144A(a)	B1	6.500%	07/15/16	1,000	1,051,250
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Baa3	4.625%	10/01/42	560	583,034
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes(a)	Baa3	6.125%	08/15/19	445	541,707
Wyeth, Gtd. Notes	A1	6.450%	02/01/24	60	81,445

					13,077,619

Healthcare Insurance — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/18	1,570	1,952,008
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.625%	06/15/36	515	693,185
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	5.875%	03/15/41	650	789,084
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	6.150%	11/15/36	670	816,801
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	6.125%	01/15/15	1,290	1,409,280
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	3.950%	10/15/42	260	258,906
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	5.950%	02/15/41	730	917,837
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000%	06/15/17	195	233,883
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.500%	06/15/37	420	553,256
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.625%	11/15/37	420	555,464
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	4.625%	05/15/42	390	402,798
WellPoint, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.650%	01/15/43	995	1,036,906
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	5.000%	12/15/14	860	928,855

					10,548,263

Insurance — 0.8%
Allied World Assurance Co. Holdings Ltd. (Switzerland), Gtd. Notes	Baa1	5.500%	11/15/20	525	581,934
Allstate Corp. (The), Sr. Unsec’d. Notes(a)	A3	5.200%	01/15/42	140	166,158
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.250%	05/15/13	580	587,045
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.400%	12/15/20	2,425	3,008,935
American International Group, Inc., Sr. Unsec’d. Notes(a)	Baa1	8.250%	08/15/18	990	1,300,747
AON Corp., Sr. Unsec’d. Notes	Baa2	3.125%	05/27/16	2,655	2,795,115
Axis Specialty Finance LLC, Gtd. Notes	Baa1	5.875%	06/01/20	1,030	1,169,300
Chubb Corp. (The), Jr. Sub. Notes(a)(b)	A3	6.375%	03/29/67	1,300	1,417,000
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes(a)	Baa3	5.125%	04/15/22	755	871,157
Liberty Mutual Group, Inc., Bonds, 144A	Baa2	7.000%	03/15/34	850	987,878
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	6.500%	05/01/42	365	410,639

SEE NOTES TO FINANCIAL STATEMENTS.

A77

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Lincoln National Corp., Jr. Sub. Notes(b)	Ba1	6.050%	04/20/67	$260	$259,025
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	6.300%	10/09/37	492	588,226
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	7.000%	06/15/40	705	917,589
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	8.750%	07/01/19	605	809,064
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.700%	06/15/35	835	1,019,493
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.375%	06/15/34	400	521,930
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.750%	06/01/16	430	509,269
New York Life Insurance Co., Sub. Notes, 144A	Aa2	6.750%	11/15/39	660	912,922
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A(b)	A2	5.000%	10/18/42	745	786,931
Northwestern Mutual Life Insurance, Sub. Notes, 144A	Aa2	6.063%	03/30/40	370	472,376
Ohio National Financial Services, Inc., Sr. Notes, 144A	Baa1	6.375%	04/30/20	680	774,402
Pacific Life Insurance Co., Sub. Notes, 144A	A3	9.250%	06/15/39	995	1,391,409
Principal Financial Group, Inc., Gtd. Notes	A3	4.625%	09/15/42	130	132,125
Progressive Corp. (The), Jr. Sub. Notes(a)(b)	A2	6.700%	06/15/37	735	793,800
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850%	12/16/39	1,450	1,966,599
Unum Group, Sr. Unsec’d. Notes	Baa2	5.625%	09/15/20	350	399,903
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	5.600%	05/15/15	555	602,276
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	6.150%	08/15/19	460	524,255
XL Group PLC (Ireland), Sr. Unsec’d. Notes	Baa2	5.250%	09/15/14	85	90,511

					26,768,013

Lodging — 0.2%
Felcor Lodging LP, Sr. Sec’d. Notes	B2	10.000%	10/01/14	900	1,039,500
Marriott International, Inc., Sr. Unsec’d. Notes	Baa2	3.000%	03/01/19	580	596,939
Marriott International, Inc., Sr. Unsec’d. Notes	Baa2	3.250%	09/15/22	980	980,290
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	05/15/18	2,800	3,404,114
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Baa3	4.250%	03/01/22	1,055	1,089,305

					7,110,148

Media & Entertainment — 0.4%
Belo Corp., Gtd. Notes	Ba1	8.000%	11/15/16	1,200	1,306,500
CBS Corp., Gtd. Notes(g)	Baa2	4.850%	07/01/42	400	416,316
Globo Comunicacao E Participacoes SA (Brazil), Sr. Unsec’d. Notes, 144A(d)	Baa2	5.307%	05/11/22	600	654,000
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	5.950%	04/01/41	635	778,530
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37	620	760,904
News America, Inc., Gtd. Notes(a)	Baa1	6.150%	02/15/41	1,315	1,665,557
News America, Inc., Gtd. Notes	Baa1	6.900%	08/15/39	90	117,834
Sinclair Television Group, Inc., Sec’d. Notes, 144A	Ba3	9.250%	11/01/17	1,300	1,430,000
Time Warner, Inc., Gtd. Notes	Baa2	6.200%	03/15/40	210	257,169
Time Warner, Inc., Gtd. Notes	Baa2	6.250%	03/29/41	1,465	1,808,844
Time Warner, Inc., Gtd. Notes(a)	Baa2	7.250%	10/15/17	790	991,985
Time Warner, Inc., Gtd. Notes	Baa2	7.625%	04/15/31	180	247,803
Time Warner, Inc., Gtd. Notes	Baa2	9.150%	02/01/23	505	745,745
Viacom, Inc., Sr. Unsec’d. Notes, 144A	Baa1	4.375%	03/15/43	607	597,109

					11,778,296

Metals — 0.2%
Newmont Mining Corp., Gtd. Notes	Baa1	6.250%	10/01/39	880	1,059,823
Peabody Energy Corp., Gtd. Notes	Ba1	6.000%	11/15/18	1,525	1,620,313
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	A-(c)	4.500%	05/15/13	115	116,497
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	7.500%	07/27/35	425	545,609
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	5.200%	03/01/42	695	710,344
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	1.800%	10/23/15	1,110	1,116,027
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	2.450%	10/25/17	1,220	1,231,827
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	2.850%	11/10/14	1,185	1,216,284

					7,616,724

SEE NOTES TO FINANCIAL STATEMENTS.

A78

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Captive Finance — 0.4%
Discover Financial Services, Sr. Unsec’d. Notes, 144A	Ba1	3.850%	11/21/22	$900	$928,687
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	5.875%	01/14/38	1,750	2,110,941
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN	A1	6.000%	08/07/19	920	1,119,238
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN(e)(i)	A1	6.875%	01/10/39	1,625	2,208,861
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	5.750%	05/15/16	375	395,283
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	Ba3	6.375%	03/25/13	1,850	1,869,425
SLM Corp., Sr. Notes, MTN	Ba1	6.250%	01/25/16	570	619,875
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.000%	03/25/20	1,050	1,199,625
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18	1,070	1,251,900

					11,703,835

Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $288,298; purchased 10/27/10)(g)(h)	Baa2	5.400%	11/01/20	290	344,994
International Paper Co., Sr. Unsec’d. Notes	Baa3	6.000%	11/15/41	1,595	1,888,689
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.950%	06/15/18	685	885,586
Rock-Tenn Co., Gtd. Notes, 144A	Ba1	4.000%	03/01/23	440	446,992
Rock-Tenn Co., Unsec’d. Notes, 144A(a)	Ba1	4.900%	03/01/22	800	864,548

					4,430,809

Pipelines & Other — 0.2%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	4.650%	06/01/21	675	741,643
NiSource Finance Corp., Gtd. Notes	Baa3	5.250%	09/15/17	245	280,234
NiSource Finance Corp., Gtd. Notes	Baa3	5.450%	09/15/20	350	411,284
ONEOK Partners LP, Gtd. Notes	Baa2	6.650%	10/01/36	145	179,799
Sempra Energy, Sr. Unsec’d. Notes	Baa1	6.000%	02/01/13	90	90,407
Spectra Energy Capital LLC, Gtd. Notes	Baa2	6.200%	04/15/18	2,690	3,275,395
Spectra Energy Capital LLC, Gtd. Notes	Baa2	6.250%	02/15/13	235	236,494

					5,215,256

Railroads — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	A3	6.700%	08/01/28	670	824,886
CSX Corp., Sr. Unsec’d. Notes	Baa2	6.150%	05/01/37	715	903,936
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.590%	05/17/25	100	122,806
Norfolk Southern Corp., Sr. Unsec’d. Notes, 144A	Baa1	2.903%	02/15/23	489	492,225

					2,343,853

Real Estate Investment Trusts — 0.2%
HCP, Inc., Sr. Unsec’d. Notes	Baa1	2.700%	02/01/14	750	763,460
Mack-Cali Realty LP, Sr. Unsec’d. Notes	Baa2	7.750%	08/15/19	765	948,057
ProLogis LP, Gtd. Notes	Baa2	6.875%	03/15/20	72	87,159
Simon Property Group LP, Sr. Unsec’d. Notes	A3	2.800%	01/30/17	295	311,280
Simon Property Group LP, Sr. Unsec’d. Notes(a)	A3	3.375%	03/15/22	230	242,907
Simon Property Group LP, Sr. Unsec’d. Notes(a)	A3	6.125%	05/30/18	3,080	3,751,785

					6,104,648

Retailers — 0.3%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	05/15/41	1,020	1,269,960
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	09/15/39	515	659,076
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	A3	6.500%	03/15/29	385	491,757
Ltd. Brands, Inc., Gtd. Notes	Ba1	5.625%	02/15/22	950	1,033,125
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	Baa3	3.875%	01/15/22	360	383,713
Macy’s Retail Holdings, Inc., Gtd. Notes	Baa3	5.875%	01/15/13	2,000	2,003,530
Nordstrom, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.000%	10/15/21	260	289,886
Target Corp., Sr. Unsec’d. Notes	A2	4.000%	07/01/42	1,140	1,171,212
Walgreen Co., Sr. Unsec’d. Notes	Baa1	1.800%	09/15/17	1,500	1,508,360

SEE NOTES TO FINANCIAL STATEMENTS.

A79

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Retailers (continued)
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.625%	04/15/41	$720	$942,895

					9,753,514

Technology — 0.3%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	Baa3	3.375%	11/01/15	400	415,029
Fiserv, Inc., Gtd. Notes	Baa2	3.125%	06/15/16	2,410	2,531,638
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A	Baa3	10.000%	05/01/14	1,500	1,614,375
STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A	Ba1	7.500%	08/12/15	1,000	1,065,000
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	2,720	2,860,594

					8,486,636

Telecommunications — 0.5%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	6.125%	03/30/40	590	776,230
AT&T Corp., Gtd. Notes	A2	8.000%	11/15/31	7	10,593
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.350%	09/01/40	815	949,107
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.550%	02/15/39	1,720	2,260,274
AT&T, Inc., Sr. Unsec’d. Notes, 144A	A2	4.300%	12/15/42	1,363	1,368,933
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	9.625%	12/15/30	400	635,472
Embarq Corp., Sr. Unsec’d. Notes (original cost $367,380; purchased 05/04/11-05/11/11)(g)(h)	Baa3	7.082%	06/01/16	325	380,764
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,626,279; purchased 05/12/06-04/10/07)(g)(h)	Baa3	7.995%	06/01/36	1,600	1,767,234
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.500%	10/01/14	1,440	1,576,066
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	5.250%	11/15/13	320	328,800
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.200%	07/18/36	430	448,920
Telefonica Chile SA (Chile), Sr. Unsec’d. Notes, 144A(a)	BBB(c)	3.875%	10/12/22	430	429,252
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	A3	6.000%	04/01/41	570	743,951
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.100%	04/15/18	3,165	3,891,643
Windstream Corp., Gtd. Notes	Ba3	8.125%	08/01/13	1,000	1,037,500

					16,604,739

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	4.750%	05/05/21	1,000	1,133,274
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	1,215	1,700,913
Altria Group, Inc., Gtd. Notes	Baa1	9.950%	11/10/38	140	230,641
Altria Group, Inc., Gtd. Notes	Baa1	10.200%	02/06/39	790	1,321,533
Lorillard Tobacco Co., Gtd. Notes	Baa2	3.500%	08/04/16	465	492,063
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	06/23/19	325	414,709
Reynolds American, Inc., Gtd. Notes	Baa2	7.250%	06/15/37	320	419,626

					5,712,759

TOTAL CORPORATE BONDS (cost $288,686,852)					319,822,401

MORTGAGE-BACKED SECURITIES — 9.6%
Federal Home Loan Mortgage Corp.(b)		2.615%	12/01/35	677	715,998
Federal Home Loan Mortgage Corp.(b)		2.634%	06/01/36	644	682,896
Federal Home Loan Mortgage Corp.		3.000%	TBA 15 YR	3,000	3,150,000
Federal Home Loan Mortgage Corp.		4.000%	06/01/26-12/01/40	9,258	9,887,121
Federal Home Loan Mortgage Corp.		4.500%	02/01/19-10/01/41	23,772	25,660,424
Federal Home Loan Mortgage Corp.		5.000%	07/01/18-06/01/39	10,898	11,757,705
Federal Home Loan Mortgage Corp.		5.500%	12/01/33-07/01/38	11,991	12,994,094
Federal Home Loan Mortgage Corp.		6.000%	03/01/32-08/01/39	5,025	5,499,655
Federal Home Loan Mortgage Corp.		6.500%	12/01/14	37	37,818
Federal Home Loan Mortgage Corp.		7.000%	01/01/31-10/01/32	594	700,450
Federal National Mortgage Association(b)		2.290%	07/01/33	454	479,603

SEE NOTES TO FINANCIAL STATEMENTS.

A80

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Association(b)		2.308%	06/01/37	$139	$146,570
Federal National Mortgage Association		2.500%	TBA 15 YR	7,000	7,319,375
Federal National Mortgage Association		3.000%	TBA 15 YR	4,500	4,749,610
Federal National Mortgage Association		3.500%	06/01/39-09/01/42	9,391	10,050,115
Federal National Mortgage Association		3.500%	TBA 15 YR	2,500	2,651,953
Federal National Mortgage Association		3.500%	TBA 30 YR	9,500	10,110,449
Federal National Mortgage Association		3.500%	TBA 30 YR	34,000	36,248,515
Federal National Mortgage Association		4.000%	TBA 30 YR	3,000	3,215,625
Federal National Mortgage Association		4.500%	08/01/39	2,682	2,977,348
Federal National Mortgage Association		4.500%	11/01/18-03/01/41	16,301	17,898,873
Federal National Mortgage Association		5.000%	10/01/18-02/01/36	10,076	10,967,392
Federal National Mortgage Association		5.000%	TBA 30 YR	4,500	4,874,062
Federal National Mortgage Association		5.500%	03/01/16-08/01/37	14,343	15,771,560
Federal National Mortgage Association		6.000%	04/01/13-05/01/38	11,842	13,151,576
Federal National Mortgage Association		6.500%	07/01/17-09/01/37	4,612	5,191,783
Federal National Mortgage Association		7.000%	02/01/32-07/01/32	374	438,057
Federal National Mortgage Association		7.500%	05/01/32	96	117,447
Government National Mortgage Association		3.000%	TBA 30 YR	3,000	3,189,375
Government National Mortgage Association		3.000%	TBA 30 YR	5,500	5,846,328
Government National Mortgage Association		3.500%	TBA 30 YR	7,500	8,148,633
Government National Mortgage Association		4.000%	06/15/40-05/20/41	3,794	4,178,671
Government National Mortgage Association		4.000%	TBA 30 YR	7,000	7,677,032
Government National Mortgage Association		4.000%	TBA 30 YR	22,000	23,955,939
Government National Mortgage Association		4.500%	01/20/41-02/20/41	7,330	8,085,702
Government National Mortgage Association		4.500%	TBA 30 YR	12,500	13,685,547
Government National Mortgage Association		5.000%	TBA 30 YR	8,000	8,748,750
Government National Mortgage Association		5.500%	11/15/32-02/15/36	4,986	5,513,864
Government National Mortgage Association		6.000%	02/15/33-10/15/34	2,210	2,492,180
Government National Mortgage Association		6.500%	10/15/23-07/15/35	2,332	2,687,536
Government National Mortgage Association		8.000%	01/15/24-04/15/25	71	82,268

TOTAL MORTGAGE-BACKED SECURITIES (cost $302,621,247)					311,737,899

MUNICIPAL BONDS — 0.5%
Bay Area Toll Authority, Revenue Bonds, BABs	Aa3	6.263%	04/01/49	1,325	1,815,064
Chicago O’Hare International Airport, Revenue Bonds, BABs	A2	6.395%	01/01/40	1,030	1,333,304
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	Aa2	6.731%	07/01/43	1,000	1,203,050
New Jersey State Turnpike Authority, Revenue Bonds, Ser. F, BABs	A3	7.414%	01/01/40	1,070	1,567,732
New York City Transitional Finance Authority, Revenue Bonds, BABs	Aa1	5.767%	08/01/36	1,130	1,416,376
Ohio State University (The), Revenue Bonds, BABs	Aa1	4.910%	06/01/40	455	529,725
Ohio State Water Development Authority, Revenue Bonds, BABs	Aaa	4.879%	12/01/34	300	345,894
Oregon State Department of Transportation, Revenue Bonds, Ser. A, BABs	Aa2	5.834%	11/15/34	445	577,045
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B, BABs	Aa3	5.511%	12/01/45	550	652,460
Regional Transportation District, Revenue Bonds, Ser. 2010B, BABs	Aa2	5.844%	11/01/50	680	923,379
State of California, GO, BABs	A1	7.300%	10/01/39	1,270	1,759,877
State of California, GO, BABs	A1	7.500%	04/01/34	475	658,872
State of California, GO, BABs	A1	7.550%	04/01/39	245	351,570
State of California, GO, BABs	A1	7.625%	03/01/40	215	308,759
State of Illinois, GO	A2	4.421%	01/01/15	740	784,541

SEE NOTES TO FINANCIAL STATEMENTS.

A81

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

MUNICIPAL BONDS (continued)	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Texas State Transportation Commission, Revenue Bonds, Ser. B, BABs	Aaa	5.028%	04/01/26	$335	$405,541

TOTAL MUNICIPAL BONDS (cost $11,453,692)					14,633,189

NON-CORPORATE FOREIGN AGENCIES — 0.6%
Commonwealth Bank of Australia (Australia), Gov’t. Gtd. Notes, 144A(a)	Aaa	2.700%	11/25/14	7,435	7,745,337
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	4.000%	01/29/21	515	553,735
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	5.125%	06/29/20	400	459,639
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	6.250%	06/17/14	1,000	1,070,368
Kreditanstalt Fuer Wiederaufbau (Germany), Gtd. Notes	Aaa	2.375%	08/25/21	880	916,784
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.625%	12/01/23	350	437,500
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes(a)	A3	5.375%	01/27/21	1,500	1,688,730
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	5.500%	01/21/21	2,730	3,190,005
RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg), Sr. Sec’d. Notes, 144A	Baa1	6.299%	05/15/17	2,190	2,425,425

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $17,588,116)					18,487,523

NON-CORPORATE SOVEREIGNS — 0.2%
Italy Government International Bond (Italy)(a)	NR	3.125%	01/26/15	300	304,674
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN(a)	Baa1	4.750%	03/08/44	1,006	1,136,780
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	3.000%	03/17/23	2,065	2,059,838
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	Aa2	5.250%	01/20/20	315	376,425
Russian Foreign Bond-Eurobond, Unsec’d. Notes (Russia), 144A	Baa1	3.250%	04/04/17	2,400	2,550,000
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, Ser. E, MTN	Baa3	3.625%	06/17/13	1,300	1,299,961

TOTAL NON-CORPORATE SOVEREIGNS (cost $7,371,915)					7,727,678

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Federal Home Loan Banks		5.500%	07/15/36	1,080	1,486,002
Federal Home Loan Mortgage Corp.		0.750%	01/12/18	685	680,361
Resolution Funding Corp. Interest Strip, Bonds(k)		1.170%	04/15/18	2,615	2,460,644

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,038,876)					4,627,007

U.S. GOVERNMENT TREASURY OBLIGATIONS — 6.1%
U.S. Treasury Bonds		2.750%	08/15/42	2,100	2,027,812
U.S. Treasury Bonds(a)		2.750%	11/15/42	7,270	7,004,194
U.S. Treasury Inflation Indexed Bonds		1.375%	01/15/20	5,948	7,050,217
U.S. Treasury Notes		0.375%	06/15/15	840	841,312
U.S. Treasury Notes		0.625%	11/30/17	1,395	1,390,314
U.S. Treasury Notes		0.750%	12/31/17	30,920	30,970,740
U.S. Treasury Notes(a)		1.625%	11/15/22	2,420	2,393,530
U.S. Treasury Notes		2.125%	12/31/15	12,800	13,469,005
U.S. Treasury Notes		2.500%	06/30/17	1,020	1,105,026
U.S. Treasury Notes		3.000%	09/30/16	6,525	7,131,114
U.S. Treasury Notes		3.125%	04/30/17	7,045	7,806,741
U.S. Treasury Notes		3.500%	02/15/18	24,845	28,290,306

SEE NOTES TO FINANCIAL STATEMENTS.

A82

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. GOVERNMENT TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes	4.250%	11/15/17	$7,015	$8,214,130
U.S. Treasury Notes	4.500%	11/15/15	24,895	27,835,722
U.S. Treasury Strips Coupon(j)	2.140%	05/15/24	24,985	19,612,101
U.S. Treasury Strips Coupon(a)(j)	2.180%	08/15/24	6,520	5,065,629
U.S. Treasury Strips Coupon(j)	2.260%	02/15/25	4,750	3,613,800
U.S. Treasury Strips Coupon(j)	2.610%	05/15/25	5,000	3,765,070
U.S. Treasury Strips Coupon(j)	3.020%	05/15/27	2,280	1,582,502
U.S. Treasury Strips Coupon(j)	3.070%	08/15/27	7,455	5,120,124
U.S. Treasury Strips Coupon(j)	3.120%	11/15/27	8,600	5,846,762
U.S. Treasury Strips Coupon(j)	3.350%	05/15/29	6,050	3,886,121
U.S. Treasury Strips Coupon(a)(j)	3.910%	08/15/33	10,730	5,899,225
U.S. Treasury Strips Principal(k)	0.300%	11/15/15	790	783,159

TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS (cost $191,454,563)				200,704,656

TOTAL LONG-TERM INVESTMENTS (cost $2,731,248,193)				3,199,427,079

			Shares
SHORT-TERM INVESTMENTS — 9.5%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $146,071,519) (Note 4)(l)			14,805,912	136,658,571
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $175,103,067; includes of $107,476,994 of cash collateral received for securities on loan) (Note 4)(l)(m)			175,103,067	175,103,067

TOTAL SHORT-TERM INVESTMENTS (cost $321,174,586)				311,761,638

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 107.5% (cost $3,052,422,779)				3,511,188,717

			Principal Amount (000)#
SECURITY SOLD SHORT — (0.2)%
MORTGAGE-BACKED SECURITY
Federal National Mortgage Association (proceeds received $5,930,547)	4.500%	TBA 30 YR	$5,500	(5,941,074)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 107.3% (cost $3,046,492,232)				3,505,247,643
LIABILITIES IN EXCESS OF OTHER ASSETS(n) — (7.3)%				(239,481,663)

NET ASSETS — 100.0%				$3,265,765,980

The following abbreviations are used in the portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
BABs	Build America Bonds
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FHLMC	Federal Home Loan Mortgage Corp.
GO	General Obligation
I/O	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
REIT	Real Estate Investment Trust
TBA	To Be Announced

SEE NOTES TO FINANCIAL STATEMENTS.

A83

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

#	Principal amount shown in U.S. dollars unless otherwise stated.

§	The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $105,330,771; cash collateral of $107,476,994 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(c)	Standard & Poor’s Rating.

(d)	Represents step coupon bond. Rate shown reflects the rate in effect at December 31, 2012.

(e)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(f)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security. Such securities may be post maturity.

(g)	Indicates a security that has been deemed illiquid.

(h)	Indicates a restricted security; the aggregate original cost of such securities is $7,800,263. The aggregate value of $8,566,064 is approximately 0.3% of net assets.

(i)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(j)	Rate shown reflects the effective yield at December 31, 2012.

(k)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2012.

(l)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(m)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(n)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Long Positions:
314	2 Year U.S. Treasury Notes	Mar. 2013	$69,215,901	$69,227,187	$11,286
237	5 Year U.S. Treasury Notes	Mar. 2013	29,405,582	29,486,133	80,551
317	10 Year U.S. Treasury Notes	Mar. 2013	42,173,686	42,091,656	(82,030)
35	U.S. Ultra Bond	Mar. 2013	5,721,574	5,690,781	(30,793)

					(20,986)

Short Position:
125	U.S. Long Bond	Mar. 2013	18,741,065	18,437,500	303,565

					$282,579

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
Over-the-counter swap agreements:
$23,800	08/31/16	0.934%	3 month LIBOR(1)	$375,126	$—	$375,126	Credit Suisse International
7,405	08/31/16	0.975%	3 month LIBOR(2)	(128,738)	—	(128,738)	JPMorgan Chase Bank
7,405	08/31/16	0.978%	3 month LIBOR(2)	(129,768)	—	(129,768)	JPMorgan Chase Bank
2,195	09/14/16	1.206%	3 month LIBOR(2)	(57,507)	—	(57,507)	Deutsche Bank AG
36,200	11/30/16	0.945%	3 month LIBOR(2)	(472,046)	—	(472,046)	Citibank, NA
22,530	11/30/16	0.913%	3 month LIBOR(2)	(264,789)	—	(264,789)	JPMorgan Chase Bank
13,615	02/28/17	0.680%	3 month LIBOR(1)	6,660	—	6,660	Citibank, NA
2,350	01/13/22	1.660%	3 month LIBOR(2)	(12,195)	—	(12,195)	Citibank, NA
2,350	01/13/22	1.675%	3 month LIBOR(1)	11,186	—	11,186	Citibank, NA
8,775	08/15/28	2.370%	3 month LIBOR(2)	17,450	—	17,450	Citibank, NA

				$(654,621)	$—	$(654,621)

(1)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(1):
Bunge Ltd. Finance Corp.	06/20/14	0.650%	$1,150	$1,941	$—	$1,941	JPMorgan Chase Bank
Newell Rubbermaid, Inc.	06/20/18	1.000%	1,700	(10,016)	—	(10,016)	Morgan Stanley Capital Services, Inc.
Simon Property Group L.P.	06/20/18	0.970%	2,800	792	—	792	Morgan Stanley Capital Services, Inc.
Spectra Energy Capital LLC	06/20/18	1.150%	2,200	2,896	—	2,896	Deutsche Bank AG

				$(4,387)	$—	$(4,387)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,041,997,507	$49,607,152	$—
Exchange Traded Fund	1,738,692	—	—
Preferred Stocks	613,800	483,124	—
Rights	1,409	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	60,736,417	—
Residential Mortgage-Backed Securities	—	7,684,291	—
Bank Loans	—	12,321,400	—
Collateralized Mortgage Obligations	—	6,459,551	—
Commercial Mortgage-Backed Securities	—	140,043,383	—
Corporate Bonds	—	314,622,754	5,199,647
Mortgage-Backed Securities	—	311,737,899	—
Municipal Bonds	—	14,633,189	—
Non-Corporate Foreign Agencies	—	18,487,523	—
Non-Corporate Sovereigns	—	7,727,678	—
U.S. Government Agency Obligations	—	4,627,007	—
U.S. Government Treasury Obligations	—	200,704,656	—
Affiliated Mutual Funds	311,761,638	—	—
Mortgage-Backed Security Sold Short	—	(5,941,074)
Other Financial Instruments*
Futures Contracts	282,579	—	—
Interest Rate Swap Agreements	—	(654,621)	—
Credit Default Swap Agreements	—	(4,387)	—

Total	$2,356,395,625	$1,143,275,942	$5,199,647

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Mortgage-Backed Securities	9.6%
Affiliated Mutual Funds (including 3.3% of collateral received for securities on loan)	9.5
Oil, Gas & Consumable Fuels	6.3
U.S. Government Treasury Obligations	6.1
Commercial Mortgage-Backed Securities	4.3
Computers & Peripherals	3.4
Insurance	2.9
Pharmaceuticals	2.8
Diversified Financial Services	2.7
Software	2.7
Banking	2.6
Commercial Banks	2.4
Healthcare Equipment & Supplies	2.2
Food & Staples Retailing	1.9
IT Services	1.9
Non-Residential Mortgage-Backed Securities	1.9
Media	1.8
Specialty Retail	1.8
Communications Equipment	1.7
Diversified Telecommunication Services	1.7
Biotechnology	1.5
Food Products	1.4
Household Products	1.4
Real Estate Investment Trusts	1.4
Chemicals	1.3
Aerospace & Defense	1.2
Capital Markets	1.2
Industrial Conglomerates	1.2
Beverages	1.1
Electric Utilities	1.1
Healthcare Providers & Services	1.1
Semiconductors & Semiconductor Equipment	1.1
Metals & Mining	1.0
Road & Rail	1.0
Internet Software & Services	0.9
Textiles, Apparel & Luxury Goods	0.9
Tobacco	0.9
Hotels, Restaurants & Leisure	0.8
Machinery	0.8
Multiline Retail	0.8
Energy Equipment & Services	0.7
Consumer Finance	0.6
Electrical Equipment	0.6
Life Sciences Tools & Services	0.6
Multi-Utilities	0.6
Non-Corporate Foreign Agencies	0.6
Air Freight & Logistics	0.5
Electric	0.5

Foods	0.5%
Healthcare & Pharmaceutical	0.5
Household Durables	0.5
Municipal Bonds	0.5
Telecommunications	0.5
Automobiles	0.4
Capital Goods	0.4
Energy – Other	0.4
Media & Entertainment	0.4
Non-Captive Finance	0.4
Technology	0.4
Airlines	0.3
Auto Components	0.3
Healthcare Insurance	0.3
Independent Power Producers & Energy Traders	0.3
Retailers	0.3
Cable	0.2
Collateralized Mortgage Obligations	0.2
Commercial Services & Supplies	0.2
Electronic Equipment, Instruments & Components	0.2
Internet & Catalog Retail	0.2
Leisure Equipment & Products	0.2
Lodging	0.2
Metals	0.2
Non-Corporate Sovereigns	0.2
Pipelines & Other	0.2
Professional Services	0.2
Real Estate Management & Development	0.2
Residential Mortgage-Backed Securities	0.2
Water Utilities	0.2
Automotive	0.1
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Consumer	0.1
Containers & Packaging	0.1
Diversified Consumer Services	0.1
Energy – Integrated	0.1
Exchange Traded Fund	0.1
Paper	0.1
Railroads	0.1
Trading Companies & Distributors	0.1
U.S. Government Agency Obligations	0.1

107.5
Mortgage-Backed Security Sold Short	(0.2)
Liabilities in excess of other assets	(7.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A86

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$5,629		Unrealized depreciation on swap agreements	$10,016
Equity contracts	Unaffiliated investments	1,409		—	—
Interest rate contracts	Unrealized appreciation on swap agreements	410,422		Unrealized depreciation on swap agreements	1,065,043
Interest rate contracts	Due from broker — variation margin	395,402	*	Due from broker — variation margin	112,823	*

Total		$812,862			$1,187,882

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Options Purchased	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(432,184)	$(432,184)
Equity contracts	25,669	—	—	1,369,712	—	1,395,381
Interest rate contracts	—	306,223	(289,749)	(2,921,475)	310,524	(2,594,477)

Total	$25,669	$306,223	$(289,749)	$(1,551,763)	$(121,660)	$(1,631,280)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Futures	Swaps	Total
Credit contracts	$—	$—	$(20,576)	$(20,576)
Equity contracts	1,409	(314,811)	—	(313,402)
Interest rate contracts	—	598,544	(1,267,769)	(669,225)

Total	$1,409	$283,733	$(1,288,345)	$(1,003,203)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$142,355,472	$24,610,341

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))
$119,364	$13,246

SEE NOTES TO FINANCIAL STATEMENTS.

A87

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $105,330,771:
Unaffiliated investments (cost $2,731,248,193)	$3,199,427,079
Affiliated investments (cost $321,174,586)	311,761,638
Cash	40,080
Foreign currency, at value (cost $287,045)	287,172
Receivable for investments sold	53,749,151
Dividends and interest receivable	9,244,116
Unrealized appreciation on swap agreements	416,051
Receivable for Series shares sold	263,844
Foreign tax reclaim receivable	52,925
Due from broker—variation margin	30,318
Prepaid expenses	21,979

Total Assets	3,575,294,353

LIABILITIES
Payable for investments purchased	192,839,964
Collateral for securities on loan	107,476,994
Securities sold short, at value (proceeds received $5,930,547)	5,941,074
Management fee payable	1,657,560
Unrealized depreciation on swap agreements	1,075,059
Accrued expenses and other liabilities	272,618
Payable for Series shares repurchased	264,178
Affiliated transfer agent fee payable	926

Total Liabilities	309,528,373

NET ASSETS	$3,265,765,980

Net assets were comprised of:
Paid-in capital	$2,816,821,146
Retained earnings	448,944,834

Net assets, December 31, 2012	$3,265,765,980

Net asset value and redemption price per share, $3,265,765,980 / 183,816,553 outstanding shares of beneficial interest	$17.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $82,615)	$48,233,411
Interest income (net of foreign withholding taxes of $14,291)	35,602,417
Affiliated dividend income	2,135,332
Affiliated income from securities loaned, net	186,873

86,158,033

EXPENSES
Management fee	19,321,933
Custodian’s fees and expenses	468,000
Shareholders’ reports	275,000
Trustees’ fees	42,000
Audit fee	37,000
Insurance expenses	32,000
Legal fees and expenses	16,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	50,386

Total expenses	20,258,319

NET INVESTMENT INCOME	65,899,714

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	142,773,697
Futures transactions	(1,551,763)
Swap agreement transactions	(121,660)
Foreign currency transactions	(14,955)
Options written transactions	(289,749)

140,795,570

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $5,446,362)	193,665,988
Futures	283,733
Swap agreements	(1,288,345)
Foreign currencies	2,535

192,663,911

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	333,459,481

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$399,359,195

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$65,899,714	$61,901,155
Net realized gain on investment and foreign currency transactions	140,795,570	202,862,198
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	192,663,911	(135,181,474)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	399,359,195	129,581,879

DISTRIBUTIONS	(61,900,998)	(60,257,696)

SERIES SHARE TRANSACTIONS:
Series shares sold [819,611 and 664,274 shares, respectively]	14,077,527	10,513,628
Series shares issued in reinvestment of distributions [3,735,727 and 3,811,366 shares, respectively]	61,900,998	60,257,696
Series shares repurchased [10,708,816 and 11,331,831 shares, respectively]	(184,472,132)	(180,636,555)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(108,493,607)	(109,865,231)

TOTAL INCREASE (DECREASE) IN NET ASSETS	228,964,590	(40,541,048)
NET ASSETS:
Beginning of year	3,036,801,390	3,077,342,438

End of year	$3,265,765,980	$3,036,801,390

SEE NOTES TO FINANCIAL STATEMENTS.

A88

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.3%
COMMON STOCKS — 96.0%	Shares	Value (Note 2)
Argentina — 0.3%
MercadoLibre, Inc.(a)	20,077	$1,577,450

Australia — 1.7%
Arrium Ltd.	447,200	435,856
Ausdrill Ltd.	123,200	367,878
Bendigo and Adelaide Bank Ltd.	103,400	921,106
Caltex Australia Ltd.	34,900	703,924
Challenger Ltd.	156,300	582,393
Downer EDI Ltd.*	214,250	918,475
Lend Lease Group	114,600	1,119,163
Metcash Ltd.	206,000	714,150
National Australia Bank Ltd.	56,700	1,491,391
Pacific Brands Ltd.	460,600	299,518
Qantas Airways Ltd.*	419,500	656,904
Rio Tinto Ltd.	14,800	1,040,578
Westpac Banking Corp.	50,100	1,372,735

		10,624,071

Austria — 0.3%
OMV AG	32,300	1,170,429
Voestalpine AG	14,500	532,781

		1,703,210

Belgium — 0.1%
AGFA-Gevaert NV*	86,100	151,152
Delhaize Group SA	18,200	733,079

		884,231

Brazil — 0.2%
BR Malls Participacoes SA	109,200	1,441,067

Canada — 1.8%
Brookfield Asset Management, Inc. (Class A Stock)	80,976	2,967,770
Canadian Pacific Railway Ltd.	23,150	2,352,503
Lululemon Athletica, Inc.*(a)	35,970	2,741,993
Toronto-Dominion Bank (The)	37,121	3,125,449

		11,187,715

China — 0.8%
Baidu, Inc., ADR*(a)	20,064	2,012,219
China Mobile, Ltd.	225,000	2,647,733

		4,659,952

Denmark — 1.0%
Coloplast A/S (Class B Stock)	39,408	1,932,575
H Lundbeck A/S	28,700	420,931
Novo Nordisk A/S (Class B Stock)	21,127	3,440,250

		5,793,756

Finland — 0.2%
Tieto OYJ	56,200	1,110,413

France — 5.0%
Arkema SA	31,221	3,278,180
AXA SA	56,700	1,018,098
BNP Paribas SA	94,633	5,387,490
Bouygues SA	21,900	651,685
Cie Generale des Etablissements Michelin	12,000	1,149,834
Credit Agricole SA*	62,500	509,007
Dassault Systemes SA	23,125	2,585,558

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Renault SA	12,300	$667,992
Sanofi	65,088	6,172,321
SCOR SE	22,000	594,631
Societe Generale*	10,800	410,645
Technip SA	22,972	2,656,404
Thales SA	20,600	717,762
Total SA	38,500	2,003,278
Valeo SA	13,300	668,063
Vivendi SA	81,530	1,843,888

		30,314,836

Germany — 4.3%
Allianz SE	9,500	1,324,278
Aurubis AG	6,200	443,541
BASF SE	12,600	1,191,461
Bayer AG	12,700	1,211,102
Bayerische Motoren Werke AG	34,778	3,384,300
Brenntag AG	11,910	1,569,096
Daimler AG	23,600	1,299,318
Deutsche Bank AG	20,300	893,099
Deutsche Post AG	43,100	949,305
E.ON AG	26,300	493,286
Freenet AG	37,500	695,009
Fresenius Se & Co. KGaA	25,766	2,964,868
Hannover Rueckversicherung AG	8,600	673,588
Lanxess AG	8,100	714,257
Merck KGaA	2,800	369,027
Metro AG	21,300	591,745
Muenchener Rueckversicherungs AG	6,300	1,137,331
Rheinmetall AG	13,300	646,113
RWE AG	18,800	779,781
SAP AG	37,533	3,018,145
Volkswagen AG	9,000	1,952,446

		26,301,096

Hong Kong — 1.5%
AIA Group Ltd.	967,200	3,836,239
Cheung Kong Holdings Ltd.	46,000	715,733
First Pacific Co. Ltd.	858,000	947,502
Hutchison Port Holdings Trust (Class U Stock)	2,393,000	1,890,470
Kingboard Chemical Holdings Ltd.	180,000	649,997
Singamas Container Holdings Ltd.	2,676,000	654,556
Yue Yuen Industrial Holdings Ltd.	154,000	520,859

		9,215,356

Indonesia — 0.3%
PT Bank Rakyat Indonesia (Persero Tbk)	2,410,000	1,747,862

Ireland — 0.4%
Accenture PLC (Class A Stock)	15,646	1,040,459
Allied Irish Banks PLC*	42,100	2,779
Irish Life & Permanent Group Holdings PLC*	51,300	1,463
XL Group PLC	63,000	1,578,780

		2,623,481

Israel — 0.6%
Bank Hapoalim BM*	176,900	758,979
Check Point Software Technologies Ltd.*(a)	41,775	1,990,161

SEE NOTES TO FINANCIAL STATEMENTS.

A89

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Israel (continued)
Elbit Systems Ltd.	11,400	$457,434
Teva Pharmaceutical Industries Ltd.	12,500	464,494

		3,671,068

Italy — 0.7%
Banco Popolare SC*	38,200	63,610
Enel SpA	323,000	1,343,520
ENI SpA	70,800	1,734,434
Finmeccanica SpA*	43,100	249,430
Parmalat SpA	223,200	519,321
Telecom Italia SpA	626,400	568,189

		4,478,504

Japan — 6.7%
Alpine Electronics, Inc.	22,700	209,870
Aoyama Trading Co. Ltd.	39,100	749,413
Aozora Bank Ltd.	278,000	854,772
Daito Trust Construction Co. Ltd.	11,300	1,067,964
FANUC Corp.	16,200	3,014,004
Fuji Heavy Industries Ltd.	117,000	1,475,408
Fukuoka Financial Group, Inc.	129,000	516,616
Hitachi Capital Corp.	36,800	759,066
ITOCHU Corp.	87,400	923,739
JX Holdings, Inc.	101,400	572,481
KDDI Corp.	26,000	1,838,130
Keihin Corp.	24,500	351,408
K’s Holdings Corp.	19,700	501,477
Kurabo Industries Ltd.	173,100	295,594
Kyowa Exeo Corp.	81,900	823,753
Makita Corp.	48,300	2,243,746
Marubeni Corp.	176,000	1,262,843
Mitsubishi Corp.	34,500	664,227
Mitsubishi UFJ Financial Group, Inc.	140,200	758,638
Mitsui & Co. Ltd.	56,300	843,873
Mizuho Financial Group, Inc.	703,200	1,289,307
Nichii Gakkan Co.	40,300	320,126
Nichirei Corp.	118,000	616,417
Nippon Electric Glass Co. Ltd.	54,000	307,476
Nippon Shokubai Co. Ltd.	68,000	696,532
Nippon Telegraph & Telephone Corp.	37,000	1,557,810
NTT DoCoMo, Inc.	900	1,297,368
ORIX Corp.	34,140	3,856,404
Otsuka Holdings Co. Ltd.	32,500	915,567
Sankyu, Inc.	210,000	795,198
Seino Holdings Corp.	65,000	412,368
Shimachu Co. Ltd.	30,700	644,976
Sumitomo Corp.	88,900	1,140,570
Sumitomo Mitsui Financial Group, Inc.	125,000	4,542,727
Sumitomo Mitsui Trust Holdings, Inc.	64,070	225,738
Toagosei Co. Ltd.	147,000	577,018
Toyo Suisan Kaisha Ltd.	17,000	452,944
Toyota Tsusho Corp.	34,300	846,619
Yokohama Rubber Co. Ltd. (The)	100,000	724,897

		40,947,084

Liechtenstein
Verwaltungs-und Privat-Bank AG	2,100	149,237

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico — 0.4%
Fomento Economico Mexicano SAB de CV, ADR*	21,316	$2,146,521

Netherlands — 1.5%
Aegon NV	104,300	673,763
ASM Pacific Technology Ltd.	177,200	2,175,497
ING Groep NV CVA*	83,900	796,885
Koninklijke Ahold NV	99,700	1,336,885
Koninklijke DSM NV	17,700	1,078,745
Koninklijke KPN NV	82,600	408,486
Unilever NV CVA	64,874	2,482,327

		8,952,588

New Zealand — 0.1%
Air New Zealand Ltd.	737,900	793,351

Norway — 0.8%
DnB ASA	54,100	691,488
Statoil ASA	140,491	3,541,023
Yara International ASA	14,000	698,021

		4,930,532

Peru — 0.4%
Credicorp Ltd.	18,264	2,676,772

Singapore — 0.2%
Golden Agri-Resources Ltd.	1,765,200	949,944

South Africa — 0.9%
Aspen Pharmacare Holdings Ltd.	59,439	1,190,044
Discovery Holdings Ltd.	280,129	2,066,226
FirstRand Ltd.	589,276	2,168,393

		5,424,663

South Korea — 0.6%
Samsung Electronics Co. Ltd.	2,451	3,521,596

Spain — 1.1%
Banco Bilbao Vizcaya Argentaria SA	60,800	564,886
Banco Espanol de Credito SA	79,800	378,195
Banco Santander SA	126,300	1,026,447
Inditex SA	24,333	3,418,959
Repsol YPF SA	57,200	1,167,615
Telefonica SA	25,100	339,832

		6,895,934

Sweden — 1.0%
Atlas Copco AB (Class A Stock)	110,621	3,067,552
Boliden AB	64,800	1,231,265
NCC AB (Class B Stock)	15,700	330,091
Swedbank AB (Class A Stock)	50,400	990,127
Trelleborg AB (Class B Stock)	54,200	677,843

		6,296,878

Switzerland — 3.5%
Baloise Holding AG	11,400	984,650
Credit Suisse Group AG*	26,000	634,566
Geberit AG	9,183	2,035,644
Georg Fischer AG*	2,000	808,214
Glencore International PLC(a)	488,834	2,823,925
Lindt & Spruengli AG	27	1,021,942
Novartis AG	21,400	1,351,908
OC Oerlikon Corp. AG*	63,800	726,577

SEE NOTES TO FINANCIAL STATEMENTS.

A90

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland (continued)
Partners Group Holding AG	10,085	$2,331,446
Roche Holding AG	6,100	1,233,305
Swiss Life Holding AG*	6,100	814,205
Swiss Re AG*	19,300	1,399,227
Syngenta AG	8,780	3,547,000
UBS AG*	15,600	244,123
Zurich Financial Services AG*	5,800	1,554,157

		21,510,889

United Kingdom — 11.3%
Alent PLC*	81,100	406,824
ARM Holdings PLC	219,992	2,778,236
AstraZeneca PLC	55,900	2,649,099
Aviva PLC	144,400	893,544
Babcock International Group PLC	113,011	1,783,890
BAE Systems PLC	256,400	1,425,127
Barclays PLC	287,100	1,247,163
Beazley PLC	175,100	509,710
Berendsen PLC	24,300	235,464
Berkeley Group Holdings PLC	67,066	1,929,367
Bodycote PLC	93,600	699,904
BP PLC	339,100	2,357,744
BT Group PLC	478,600	1,825,965
Cable & Wireless Communications PLC	917,400	530,031
Compass Group PLC	239,814	2,846,788
Darty PLC	365,500	343,334
Debenhams PLC	301,400	562,713
Diageo PLC	87,510	2,548,883
Experian PLC	109,293	1,761,476
GlaxoSmithKline PLC	23,400	509,474
Home Retail Group PLC	107,200	223,683
HSBC Holdings PLC	305,200	3,234,903
InterContinental Hotels Group PLC	85,307	2,392,051
Intermediate Capital Group PLC	142,000	741,390
Intertek Group PLC	42,830	2,175,633
J Sainsbury PLC	259,000	1,465,337
John Wood Group PLC	132,086	1,579,034
Johnson Matthey PLC	59,747	2,347,060
Legal & General Group PLC	483,800	1,160,094
Marks & Spencer Group PLC	140,600	883,201
Marston’s PLC	339,130	679,558
Mondi PLC	105,500	1,164,508
Old Mutual PLC	314,825	924,656
Premier Foods PLC*	152,560	281,882
Rolls-Royce Holdings PLC*	145,794	2,091,190
Royal Bank of Scotland Group PLC*	26,352	140,850
Royal Dutch Shell PLC (Class B Stock)	200,992	7,170,691
Royal Dutch Shell PLC, ADR	29,250	2,016,787
RSA Insurance Group PLC	300,200	619,967
TESCO PLC	302,900	1,668,556
Thomas Cook Group PLC*	164,000	130,099
Vesuvius PLC	81,100	455,833
Vodafone Group PLC	547,900	1,379,216
Weir Group PLC (The)	66,345	2,051,604
WM Morrison Supermarkets PLC	320,700	1,376,983
Wolseley PLC	59,615	2,850,727

		69,050,229

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States — 48.3%
3M Co.	31,800	$2,952,630
AES Corp.	131,900	1,411,330
Allstate Corp. (The)	51,150	2,054,695
Amazon.com, Inc.*	3,314	832,278
American Express Co.	34,200	1,965,816
American International Group, Inc.*	25,486	899,656
American Tower Corp.	42,106	3,253,531
Ameriprise Financial, Inc.	17,950	1,124,209
Amgen, Inc.	21,300	1,838,616
Apache Corp.	11,050	867,425
Apple, Inc.	8,794	4,687,466
AT&T, Inc.	114,300	3,853,053
AutoZone, Inc.*	8,472	3,002,731
Avon Products, Inc.	61,100	877,396
Baker Hughes, Inc.	34,600	1,413,064
Bank of America Corp.	287,500	3,335,000
Biogen Idec, Inc.*	34,316	5,033,128
Boeing Co. (The)	15,400	1,160,544
Bristol-Myers Squibb Co.	71,554	2,331,945
Cablevision Systems Corp. (Class A Stock)(a)	48,600	726,084
CBS Corp. (Class B Stock)	123,844	4,712,264
Celanese Corp., Ser. A	33,850	1,507,341
Charles Schwab Corp. (The)(a)	84,000	1,206,240
Chevron Corp.	43,050	4,655,427
Chipotle Mexican Grill, Inc.*	5,671	1,686,896
Cisco Systems, Inc.	110,400	2,169,360
Citigroup, Inc.	89,156	3,527,011
Comcast Corp. (Class A Stock)	86,996	3,251,910
CONSOL Energy, Inc.	37,200	1,194,120
Covidien PLC	36,850	2,127,719
Cummins, Inc.	19,146	2,074,469
Danaher Corp.	31,220	1,745,198
Dell, Inc.	167,200	1,693,736
Dick’s Sporting Goods, Inc.	14,101	641,454
Dollar General Corp.*(a)	29,029	1,279,888
eBay, Inc.*	63,438	3,236,607
Emerson Electric Co.	20,000	1,059,200
Entergy Corp.	31,550	2,011,312
EQT Corp.	21,600	1,273,968
Equinix, Inc.*(a)	12,318	2,539,972
Estee Lauder Cos., Inc. (The) (Class A Stock)	20,238	1,211,447
Exelon Corp.	59,800	1,778,452
Express Scripts Holding Co.*	58,399	3,153,546
Exxon Mobil Corp.	50,300	4,353,465
Fifth Third Bancorp	91,700	1,392,923
Foot Locker, Inc.	1,512	48,565
General Electric Co.	160,700	3,373,093
General Motors Co.*(a)	92,300	2,661,009
Gilead Sciences, Inc.*	65,202	4,789,087
GNC Holdings, Inc. (Class A Stock)	33,756	1,123,400
Goldman Sachs Group, Inc. (The)	6,425	819,573
Google, Inc. (Class A Stock)*	2,347	1,664,891
Hess Corp.	28,500	1,509,360
Home Depot, Inc. (The)	41,910	2,592,133
Honeywell International, Inc.	25,600	1,624,832
Illinois Tool Works, Inc.	22,350	1,359,103

SEE NOTES TO FINANCIAL STATEMENTS.

A91

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Ingersoll-Rand PLC	24,650	$1,182,214
International Business Machines Corp.	5,850	1,120,567
International Paper Co.	67,300	2,681,232
Intuitive Surgical, Inc.*	4,942	2,423,409
Invesco Ltd.	52,100	1,359,289
Johnson & Johnson(a)	43,450	3,045,845
JPMorgan Chase & Co.	115,050	5,058,749
Kellogg Co.	26,550	1,482,817
Kinder Morgan, Inc.	47,988	1,695,416
Kohl’s Corp.	49,400	2,123,212
Liberty Global, Inc. (Class A Stock)*	33,104	2,085,221
Liberty Media Corp. — Liberty Starz, Ser. A (Class A Stock)*	4,500	522,045
Limited Brands, Inc.	34,312	1,614,723
LinkedIn Corp. (Class A Stock)*	7,245	831,871
Lockheed Martin Corp.	9,150	844,453
Lowe’s Cos., Inc.	166,811	5,925,127
LyondellBasell Industries NV (Class A Stock)	79,258	4,524,839
Madison Square Garden, Inc. (The) (Class A Stock)*	12,700	563,245
Marsh & McLennan Cos., Inc.	83,100	2,864,457
McDonald’s Corp.	18,788	1,657,289
Merck & Co., Inc.	92,400	3,782,856
MetLife, Inc.	33,100	1,090,314
Microsoft Corp.	128,700	3,440,151
Monsanto Co.	46,115	4,364,785
Morgan Stanley	145,900	2,789,608
Murphy Oil Corp.	18,800	1,119,540
National Oilwell Varco, Inc.	49,748	3,400,276
Newfield Exploration Co.*	41,600	1,114,048
NIKE, Inc. (Class B Stock)	59,690	3,080,004
NRG Energy, Inc.	100,900	2,319,691
Nucor Corp.	18,200	785,876
Pentair Ltd.*	54,630	2,685,064
PepsiCo, Inc.	28,350	1,939,991
Perrigo Co.	7,907	822,565
Pfizer, Inc.	184,800	4,634,784
PNC Financial Services Group, Inc.	19,800	1,154,538
Precision Castparts Corp.	22,172	4,199,820
priceline.com, Inc.*	5,022	3,119,666
Procter & Gamble Co. (The)	42,600	2,892,114
QUALCOMM, Inc.	81,230	5,037,885
Raytheon Co.	26,500	1,525,340
Schlumberger Ltd.	73,156	5,068,979
SLM Corp.	70,300	1,204,239
Southwest Airlines Co.	266,100	2,724,864
Spectra Energy Corp.	72,000	1,971,360
St Joe Co. (The)*(a)	46,400	1,070,912
Starbucks Corp.	44,871	2,405,983
Starwood Hotels & Resorts Worldwide, Inc.	84,269	4,833,670
TE Connectivity Ltd.	30,800	1,143,296
Texas Instruments, Inc.	30,700	949,858
Thermo Fisher Scientific, Inc.	30,750	1,961,235
Time Warner, Inc.	58,250	2,786,098
Time Warner Cable, Inc.	35,000	3,401,650
TJX Cos., Inc.	97,411	4,135,097
U.S. Bancorp	118,659	3,789,968

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Union Pacific Corp.	41,894	$5,266,913
United Rentals, Inc.*(a)	8,860	403,307
United Technologies Corp.	32,350	2,653,024
Visa, Inc. (Class A Stock)	33,301	5,047,766
VMware, Inc. (Class A Stock)*	25,806	2,429,377
Vulcan Materials Co.	27,100	1,410,555
W.W. Grainger, Inc.	17,430	3,527,309
Wal-Mart Stores, Inc.	15,950	1,088,269
Wells Fargo & Co.	227,647	7,780,974
Western Union Co. (The)	76,300	1,038,443
Weyerhaeuser Co.	76,800	2,136,576
Wynn Resorts Ltd.	32,646	3,672,349
Yum! Brands, Inc.	21,711	1,441,610

		294,918,185

TOTAL COMMON STOCKS (cost $511,859,493)		586,498,471

PREFERRED STOCK — 0.3%
United States — 0.3%
Wells Fargo & Co. (cost $1,510,954)	63,000	1,849,050

RIGHTS
Spain
Repsol SA* (cost $0)	57,200	34,882

TOTAL LONG-TERM INVESTMENTS (cost $513,370,447)		588,382,403

SHORT-TERM INVESTMENT — 7.0%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund, (cost $42,665,186; includes $18,114,025 of cash collateral received for securities on loan) (Note 4) (b)(c)	42,665,186	42,665,186

TOTAL INVESTMENTS — 103.3% (cost $556,035,633)		631,047,589
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.3)%		(19,857,804)

NET ASSETS — 100.0%		$611,189,785

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt
CVA	Certificate Van Aandelen (Bearer)

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,903,679; cash collateral of $18,114,025 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on December 31, 2012. Collateral was subsequently received on the following business day and the portfolio remained in compliance.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$1,577,450	$—	$—
Australia	—	10,624,071	—
Austria	—	1,703,210	—
Belgium	151,152	733,079	—
Brazil	1,441,067	—	—
Canada	11,187,715	—	—
China	2,012,219	2,647,733	—
Denmark	420,931	5,372,825	—
Finland	—	1,110,413	—
France	—	30,314,836	—
Germany	—	26,301,096	—
Hong Kong	1,890,470	7,324,886	—
Indonesia	—	1,747,862	—
Ireland	2,623,481	—	—
Israel	1,990,161	1,680,907	—
Italy	—	4,478,504	—
Japan	—	40,947,084	—
Liechtenstein	149,237	—	—

	Level 1	Level 2	Level 3
Mexico	$2,146,521	$—	$—
Netherlands	—	8,952,588	—
New Zealand	—	793,351	—
Norway	—	4,930,532	—
Peru	2,676,772	—	—
Singapore	—	949,944	—
South Africa	—	5,424,663	—
South Korea	—	3,521,596	—
Spain	—	6,895,934	—
Sweden	—	6,296,878	—
Switzerland	—	21,510,889	—
United Kingdom	3,114,908	65,935,321	—
United States	294,918,185	—	—
Preferred Stock	—	—	—
United States	1,849,050	—	—
Rights
Spain	34,882	—	—
Affiliated Money Market Mutual Fund	42,665,186	—	—

Total	$370,849,387	$260,198,202	$—

Fair value of Level 2 investments at December 31, 2011 was $116,496. An amount of $35,318,999 was transferred from Level 1 into Level 2 at December 31, 2012 as a result of fair valuing such foreign securities using third party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 was as follows:

Commercial Banks	8.3%
Affiliated Money Market Mutual Fund (including 3.0% of collateral received for securities on loan)	7.0
Oil, Gas & Consumable Fuels	6.9
Pharmaceuticals	5.7
Insurance	4.7
Chemicals	4.1
Specialty Retail	4.0
Hotels, Restaurants & Leisure	3.6
Machinery	3.6
Diversified Financial Services	3.3
Media	3.0
Aerospace & Defense	2.8
Energy Equipment & Services	2.3
Trading Companies & Distributors	2.3
Software	2.2

Capital Markets	2.0%
Automobiles	1.9
Biotechnology	1.9
Internet Software & Services	1.9
Diversified Telecommunication	1.8
Food & Staples Retailing	1.5
IT Services	1.5
Semiconductors & Semiconductor	1.5
Industrial Conglomerates	1.4
Real Estate Management & Development	1.4
Road & Rail	1.4
Food Products	1.3
Wireless Telecommunication Services	1.3
Communications Equipment	1.2
Metals & Mining	1.2
Beverages	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

A93

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Industry table (cont.)
Healthcare Equipment & Supplies	1.1%
Healthcare Providers & Services	1.1
Textiles, Apparel & Luxury Goods	1.1
Computers & Peripherals	1.0
Real Estate Investment Trusts	0.9
Electric Utilities	0.8
Multiline Retail	0.8
Airlines	0.7
Internet & Catalog Retail	0.7
Consumer Finance	0.6
Independent Power Producers & Energy Traders	0.6
Paper & Forest Products	0.6
Professional Services	0.6
Auto Components	0.5
Commercial Services & Supplies	0.5

Household Products	0.5%
Construction & Engineering	0.4
Household Durables	0.4
Building Products	0.3
Electronic Equipment & Instruments	0.3
Life Sciences Tools & Services	0.3
Personal Products	0.3
Transportation Infrastructure	0.3
Air Freight & Logistics	0.2
Construction Materials	0.2
Electrical Equipment	0.2
Multi-Utilities	0.2

103.3
Liabilities in excess of other assets	(3.3)

100.0%

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Futures	Total
Equity contracts	$(370,773)	$—	$252,436	$(118,337)
Foreign exchange contracts	—	521,491	—	521,491

Total	$(370,773)	$521,491	$252,436	$403,154

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$33,436

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities are as follows:

Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)	Futures Long Position (Value at Trade Date)
$2,139,442	$7,071,940	$277,730

SEE NOTES TO FINANCIAL STATEMENTS.

A94

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $17,903,679:
Unaffiliated investments (cost $513,370,447)	$588,382,403
Affiliated investments (cost $42,665,186)	42,665,186
Foreign currency, at value (cost $2,250,794)	2,243,409
Receivable for investments sold	814,394
Foreign tax reclaim receivable	713,704
Dividends and interest receivable	464,710
Receivable for Series shares sold	4,332
Prepaid expenses	3,992

Total Assets	635,292,130

LIABILITIES
Collateral for securities on loan	18,114,025
Payable for investments purchased	5,283,447
Management fee payable	384,453
Accrued expenses and other liabilities	227,911
Payable for Series shares repurchased	91,583
Affiliated transfer agent fee payable	926

Total Liabilities	24,102,345

NET ASSETS	$611,189,785

Net assets were comprised of:
Paid-in capital	$617,193,503
Retained earnings	(6,003,718)

Net assets, December 31, 2012	$611,189,785

Net asset value and redemption price per share, $611,189,785 / 31,236,282 outstanding shares of beneficial interest	$19 .57

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $57,645)	$15,668,417
Affiliated income from securities loaned, net	116,684
Affiliated dividend income	37,542
Interest	24,939

15,847,582

EXPENSES
Management fee	4,470,285
Custodian’s fees and expenses	258,000
Shareholders’ reports	148,000
Audit fee	25,000
Trustees’ fees	16,000
Legal fees and expenses	12,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	40,920

Total expenses	4,991,205

NET INVESTMENT INCOME	10,856,377

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	15,419,632
Futures transactions	252,436
Foreign currency transactions	345,856

16,017,924

Net change in unrealized appreciation (depreciation) on:
Investments	68,499,603
Foreign currencies	108,142

68,607,745

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	84,625,669

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,482,046

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$10,856,377	$9,580,870
Net realized gain on investments and foreign currencies	16,017,924	26,174,487
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	68,607,745	(78,509,307)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	95,482,046	(42,753,950)

DISTRIBUTIONS	(9,580,386)	(9,684,066)

SERIES SHARE TRANSACTIONS:
Series shares sold [392,325 and 843,518 shares, respectively]	7,205,788	15,384,776
Series shares issued in reinvestment of distributions [555,063 and 525,167 shares, respectively]	9,580,386	9,684,066
Series shares repurchased [3,015,270 and 3,129,794 shares, respectively]	(55,676,472)	(56,971,187)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(38,890,298)	(31,902,345)

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,011,362	(84,340,361)
NET ASSETS:
Beginning of year	564,178,423	648,518,784

End of year	$611,189,785	$564,178,423

SEE NOTES TO FINANCIAL STATEMENTS.

A95

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Asset-Backed Securities — 1.1%
Citibank Credit Card Issuance Trust, Ser. 2007-A8, Class A8	5.650%	09/20/19	$1,500	$1,816,848
Small Business Administration Participation Certificates, Ser. 1996-20J, Class 1	7.200%	10/01/16	675	718,459
Ser. 1997-20A, Class 1	7.150%	01/01/17	495	529,811
Ser. 1997-20G, Class 1	6.850%	07/01/17	268	287,845
Ser. 1998-20I, Class 1	6.000%	09/01/18	654	711,852

				4,064,815

Collateralized Mortgage Obligations — 1.1%
Federal Home Loan Mortgage Corp., Ser. 2002-2496, Class PM	5.500%	09/15/17	927	992,106
Ser. 2002-2501, Class MC	5.500%	09/15/17	310	329,685
Ser. 2002-2513, Class HC	5.000%	10/15/17	1,685	1,795,681
Federal National Mortgage Association, Ser. 2002-18, Class PC	5.500%	04/25/17	377	383,100
Ser. 2002-57, Class ND	5.500%	09/25/17	365	387,652
Merrill Lynch Mortgage Investors, Inc., Ser. 2003-E, Class A1(a)	0.830%	10/25/28	87	84,400
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3(a)	2.775%	02/25/34	302	304,575

				4,277,199

Commercial Mortgage-Backed Securities — 17.2%
Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Class A4(a)	5.702%	12/10/49	2,000	2,356,322
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A3	5.293%	12/11/49	1,800	1,869,770
Commercial Mortgage Pass-Thru Certificates, Ser. 2006-C7, Class A4(a)	5.748%	06/10/46	2,000	2,271,400
Ser. 2012-CR5, Class A3	2.540%	12/10/45	1,000	999,362
CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3(a)	5.800%	05/15/46	727	774,321
Federal National Mortgage Association, Ser. 2012-M13, Class A2	2.377%	05/25/22	1,850	1,882,591
FHLMC Multifamily Structured Pass-Through Certificates, Ser. 2009-K003, Class A5	5.085%	03/25/19	250	296,369
Ser. 2009-K004, Class A2	4.186%	08/25/19	3,725	4,297,346
Ser. 2010-K005, Class A2	4.317%	11/25/19	2,700	3,141,515
Ser. 2010-K007, Class A2	4.224%	03/25/20	3,600	4,181,584
Ser. 2011-K010, Class A2	4.333%	10/25/20	3,600	4,193,820
Ser. 2011-K011, Class A2	4.084%	11/25/20	3,600	4,143,049
Ser. 2011-K013, Class A2	3.974%	01/25/21	3,525	4,037,863
Ser. 2011-K016, Class A2(b)	2.968%	10/25/21	2,800	3,000,060
Ser. 2012-K020, Class X1, I/O(a)	1.479%	05/25/22	9,481	1,011,180
Ser. 2012-K021, Class A2	2.396%	06/25/22	3,600	3,658,953
Ser. 2012-K021, Class X1, I/O	1.516%	06/25/22	9,996	1,111,193
Ser. 2012-K022, Class A2	2.355%	07/25/22	3,550	3,587,151
Ser. 2012-K023, Class A2	2.307%	08/25/22	3,500	3,523,629
Ser. 2012-K501, Class X1A, I/O(a)	1.755%	08/25/16	4,259	199,408
Ser. 2012-K710, Class X1, I/O(a)	1.784%	05/25/19	8,487	809,416
Ser. 2012-K711, Class X1, I/O	1.712%	07/25/19	7,998	743,414
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	5.381%	03/10/39	1,610	1,661,562
GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2	5.778%	08/10/45	938	942,277
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A3(a)	5.812%	06/15/49	1,000	1,072,725
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-9, Class A2	5.590%	09/12/49	1,059	1,058,904
Morgan Stanley Capital I Trust, Ser. 2005-IQ10, Class A4B(a)	5.284%	09/15/42	800	884,193
NCUA Gtd. Notes, Ser. 2010-C1, Class A2	2.900%	10/29/20	2,600	2,771,512
UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class A4	2.792%	12/10/45	1,300	1,314,605
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A5(a)	5.416%	01/15/45	1,500	1,696,382
Ser. 2006-C25, Class A5(a)	5.736%	05/15/43	2,000	2,303,990

				65,795,866

SEE NOTES TO FINANCIAL STATEMENTS.

A96

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Corporate Bonds — 2.4%
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%	02/14/17	$1,025	$1,033,302
DEPFA ACS Bank (Ireland), Covered Notes, 144A	5.125%	03/16/37	1,520	1,186,655
Kreditanstalt Fuer Wiederaufbau (Germany), Gtd. Notes	2.375%	08/25/21	660	687,588
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%	10/23/22	3,075	3,030,191
Westpac Banking Corp. (Australia), Covered Notes, 144A(b)	1.250%	12/15/17	3,220	3,215,814

				9,153,550

Mortgage-Backed Securities — 39.5%
Federal Home Loan Mortgage Corp.(a)	2.354%	05/01/34	615	653,450
Federal Home Loan Mortgage Corp.(c)	3.000%	TBA 15 Year	1,500	1,575,000
Federal Home Loan Mortgage Corp.	4.000%	06/01/26-12/01/40	2,974	3,166,646
Federal Home Loan Mortgage Corp.	4.500%	09/01/39	6,349	6,813,422
Federal Home Loan Mortgage Corp.	5.000%	06/01/33-05/01/34	3,508	3,835,313
Federal Home Loan Mortgage Corp.	5.500%	05/01/37-05/01/38	3,024	3,267,642
Federal Home Loan Mortgage Corp.	6.000%	09/01/34-08/01/39	1,846	2,014,053
Federal Home Loan Mortgage Corp.	6.500%	05/01/13-09/01/32	164	185,700
Federal National Mortgage Association(a)	2.144%	07/01/33	1,892	2,008,592
Federal National Mortgage Association(a)	2.235%	06/01/34	523	554,009
Federal National Mortgage Association(a)	2.393%	08/01/33	1,211	1,288,468
Federal National Mortgage Association(c)	2.500%	TBA 15 Year	6,500	6,796,562
Federal National Mortgage Association(a)	2.526%	04/01/34	232	246,639
Federal National Mortgage Association(a)	2.676%	04/01/34	434	461,148
Federal National Mortgage Association(c)	3.000%	TBA 15 Year	4,500	4,749,610
Federal National Mortgage Association	3.500%	06/01/39	797	850,264
Federal National Mortgage Association(c)	3.500%	TBA 15 Year	1,000	1,060,781
Federal National Mortgage Association	3.500%	TBA 30 Year	7,500	7,981,933
Federal National Mortgage Association	3.500%	TBA 30 Year	27,000	28,785,586
Federal National Mortgage Association	4.500%	05/01/40	7,478	8,302,686
Federal National Mortgage Association(c)	4.500%	TBA 30 Year	2,000	2,160,391
Federal National Mortgage Association	5.000%	07/01/18-05/01/36	6,099	6,636,518
Federal National Mortgage Association	5.500%	01/01/17-11/01/35	12,915	14,402,087
Federal National Mortgage Association	6.000%	11/01/14-05/01/38	3,825	4,245,658
Federal National Mortgage Association	6.500%	01/01/15-10/01/37	2,515	2,836,891
Federal National Mortgage Association	7.000%	12/01/31-01/01/36	495	590,846
Federal National Mortgage Association	8.000%	03/01/22-02/01/26	20	20,450
Federal National Mortgage Association	9.000%	02/01/25-04/01/25	81	94,123
Government National Mortgage Association(c)	3.000%	TBA 30 Year	4,000	4,252,500
Government National Mortgage Association	3.500%	TBA 30 Year	500	542,383
Government National Mortgage Association	4.000%	06/15/40	908	1,002,689
Government National Mortgage Association(c)	4.000%	TBA 30 Year	5,000	5,444,532
Government National Mortgage Association(c)	4.000%	TBA 30 Year	4,000	4,386,875
Government National Mortgage Association	4.500%	02/20/41	2,572	2,837,492
Government National Mortgage Association(c)	4.500%	TBA 30 Year	9,500	10,401,016
Government National Mortgage Association	5.000%	07/15/33-04/15/34	1,467	1,614,038
Government National Mortgage Association(c)	5.000%	TBA 30 Year	2,000	2,187,187
Government National Mortgage Association	5.500%	03/15/34-03/15/36	1,261	1,389,300
Government National Mortgage Association	6.500%	07/15/32-08/15/32	341	398,912
Government National Mortgage Association	7.000%	03/15/23-08/15/28	854	1,002,606
Government National Mortgage Association	7.500%	12/15/25-02/15/26	163	193,131
Government National Mortgage Association	8.500%	09/15/24-04/15/25	211	254,150

				151,491,279

Municipal Bond — 0.2%
State of Utah, BABs, Ser. D	4.554%	07/01/24	630	740,597

U.S. Government Agency Obligations — 2.2%
Federal Home Loan Mortgage Corp.	1.250%	10/02/19	2,105	2,098,841
Federal Home Loan Mortgage Corp., Ser. 1	0.750%	01/12/18	1,380	1,370,653
Federal National Mortgage Association(b)(d)	0.875%	12/20/17	4,905	4,914,579

				8,384,073

SEE NOTES TO FINANCIAL STATEMENTS.

A97

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Securities — 32.7%
U.S. Treasury Bonds(d)	2.750%	08/15/42	$3,125	$3,017,578
U.S. Treasury Bonds	2.750%	11/15/42	9,865	9,504,605
U.S. Treasury Bonds	3.000%	05/15/42	1,645	1,675,844
U.S. Treasury Notes	0.625%	11/30/17	1,842	1,835,813
U.S. Treasury Notes	0.750%	12/31/17	48,620	48,699,785
U.S. Treasury Notes	1.125%	12/31/19	55	54,845
U.S. Treasury Notes	4.500%	11/15/15	4,710	5,266,369
U.S. Treasury Notes(d)(e)	4.625%	11/15/16	1,840	2,129,226
U.S. Treasury Strip Principal(f)	0.410%	02/15/16	15,870	15,668,594
U.S. Treasury Strips Coupon(b)(g)	0.330%	05/15/15	12,430	12,333,295
U.S. Treasury Strips Coupon(g)	2.180%	08/15/24	10,095	7,843,179
U.S. Treasury Strips Coupon(g)	2.260%	02/15/25	925	703,740
U.S. Treasury Strips Coupon(g)	2.610%	05/15/25	5,815	4,378,776
U.S. Treasury Strips Coupon(b)(g)	2.880%	08/15/26	4,045	2,893,696
U.S. Treasury Strips Coupon(g)	3.020%	05/15/27	5,240	3,636,979
U.S. Treasury Strips Coupon(g)	3.120%	11/15/27	6,000	4,079,136
U.S. Treasury Strips Coupon(g)	3.910%	08/15/33	2,725	1,498,172

				125,219,632

TOTAL LONG-TERM INVESTMENTS (cost $356,476,838)				369,127,011

			Shares
SHORT-TERM INVESTMENTS — 28.2%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $53,867,236)(h)			5,465,737	50,448,749
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $57,574,510; includes $12,971,111 of cash collateral received for securities on loan)(h)(i)			57,574,510	57,574,510

TOTAL AFFILIATED MUTUAL FUNDS (cost $111,441,746)				108,023,259

TOTAL INVESTMENTS — 124.6% (cost $467,918,584)				477,150,270
LIABILITIES IN EXCESS OF OTHER ASSETS(j) — (24.6)%				(94,244,934)

NET ASSETS — 100.0%				$382,905,336

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
FHLMC	Federal Home Loan Mortgage Corporation
I/O	Interest Only
NCUA	National Credit Union Administration
TBA	To Be Announced

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $12,711,875; cash collateral of $12,971,111 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	All or partial principal amount totaling $39,500,000 represents to-be-announced (“TBA”) securities acquired under mortgage dollar roll agreement.

(d)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(f)	Represents zero coupon bond. Rate shown reflects the effective yield on December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(g)	Rate shown reflects the effective yield at December 31, 2012.

(h)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(i)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Long Positions:
156	2 Year U.S. Treasury Notes	Mar. 2013	$34,379,911	$34,393,125	$13,214
83	5 Year U.S. Treasury Notes	Mar. 2013	10,314,179	10,326,367	12,188
14	U.S. Ultra Bond	Mar. 2013	2,288,330	2,276,313	(12,017)

					13,385

Short Positions:
33	10 Year U.S. Treasury Notes	Mar. 2013	4,369,600	4,381,781	(12,181)
137	U.S. Long Bond	Mar. 2013	20,551,707	20,207,500	344,207

					332,026

					$345,411

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
Over-the-counter swap agreements:
$17,980	08/31/16	0.934%	3 month LIBOR(1)	$283,394	$—	$283,394	Credit Suisse International
5,595	08/31/16	0.978%	3 month LIBOR(2)	(98,049)	—	(98,049)	JPMorgan Chase Bank, NA
5,595	08/31/16	0.975%	3 month LIBOR(2)	(97,270)	—	(97,270)	JPMorgan Chase Bank, NA
880	09/14/16	1.206%	3 month LIBOR(2)	(23,055)	—	(23,055)	Deutsche Bank AG
26,910	11/30/16	0.945%	3 month LIBOR(2)	(350,905)	—	(350,905)	Citibank, NA
16,695	11/30/16	0.913%	3 month LIBOR(2)	(196,212)	—	(196,212)	JPMorgan Chase Bank, NA
9,525	02/28/17	0.680%	3 month LIBOR(1)	4,659	—	4,659	Citibank, NA
4,700	02/15/19	1.794%	3 month LIBOR(1)	226,987	—	226,987	JPMorgan Chase Bank, NA
4,700	02/15/19	1.656%	3 month LIBOR(2)	(185,869)	—	(185,869)	Citibank, NA
2,105	10/02/19	1.189%	3 month LIBOR(2)	1,414	—	1,414	Bank of Nova Scotia
2,190	01/13/22	1.676%	3 month LIBOR(1)	10,425	—	10,425	Citibank, NA
2,190	01/13/22	1.660%	3 month LIBOR(2)	(11,365)	—	(11,365)	Citibank, NA
6,195	08/15/28	2.370%	3 month LIBOR(2)	12,319	—	12,319	Citibank, NA

				$(423,527)	$—	$(423,527)

#	Notional amount is shown in U.S. dollars unless otherwise stated.

LIBOR	London Interbank Offered Rate

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A99

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$4,064,815	$—
Collateralized Mortgage Obligations	—	4,277,199	—
Commercial Mortgage-Backed Securities	—	65,795,866	—
Corporate Bonds	—	9,153,550	—
Mortgage-Backed Securities	—	151,491,279	—
Municipal Bond	—	740,597	—
U.S. Government Agency Obligations	—	8,384,073	—
U.S. Treasury Securities	—	125,219,632	—
Affiliated Mutual Funds	108,023,259	—	—
Other Financial Instruments*
Futures Contracts	345,411	—	—
Interest Rate Swap Agreements	—	(423,527)	—

Total	$108,368,670	$368,703,484	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Mortgage-Backed Securities	39.5%
U.S. Treasury Securities	32.7
Affiliated Mutual Funds (including 3.4% of collateral received for securities on loan)	28.2
Commercial Mortgage-Backed Securities	17.2
Corporate Bonds	2.4
U.S. Government Agency Obligations	2.2

Asset-Backed Securities	1.1%
Collateralized Mortgage Obligations	1.1
Municipal Bond	0.2

124.6
Liabilities in excess of other assets	(24.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$369,609	*	Due from broker — variation margin	$24,198	*
Interest rate contracts	Unrealized appreciation on swap agreements	539,198		Unrealized depreciation on swap agreements	962,725

Total		$908,807			$986,923

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$253,415	$(211,836)	$(2,641,608)	$182,747	$(2,417,282)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$717,034	$(866,131)	$(149,097)

SEE NOTES TO FINANCIAL STATEMENTS.

A100

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities are as follows:

Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)	Interest Rate Swaps (Notional Amount in USD (000))
$54,569,312	$37,038,951	$95,700

SEE NOTES TO FINANCIAL STATEMENTS.

A101

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $12,711,875:
Unaffiliated investments (cost $356,476,838)	$369,127,011
Affiliated investments (cost $111,441,746)	108,023,259
Receivable for investments sold	46,351,734
Dividends and interest receivable	965,661
Unrealized appreciation on swap agreements	539,198
Due from broker—variation margin	108,815
Prepaid expenses	2,688
Receivable for Series shares sold	1,338

Total Assets	525,119,704

LIABILITIES
Payable for investments purchased	127,487,098
Collateral for securities on loan	12,971,111
Unrealized depreciation on swap agreements	962,725
Payable for Series shares repurchased	536,137
Management fee payable	130,213
Accrued expenses and other liabilities	108,094
Payable to custodian	17,703
Affiliated transfer agent fee payable	926
Deferred trustees’ fees	361

Total Liabilities	142,214,368

NET ASSETS	$382,905,336

Net assets were comprised of:
Paid-in capital	$362,328,599
Retained earnings	20,576,737

Net assets, December 31, 2012	$382,905,336

Net asset value and redemption price per share, $382,905,336 / 31,521,854 outstanding shares of beneficial interest	$12.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$8,826,800
Affiliated dividend income	784,462
Affiliated income from securities loaned, net	20,027

9,631,289

EXPENSES
Management fee	1,581,269
Shareholders’ reports	145,000
Custodian’s fees and expenses	84,000
Audit fee	30,000
Trustees’ fees	13,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Legal fees and expenses	10,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	9,156

Total expenses	1,891,425

NET INVESTMENT INCOME	7,739,864

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: $(14))	13,718,069
Foreign currency transactions	42
Futures transactions	(2,641,608)
Swap agreement transactions	182,747
Options written transactions	(211,836)

11,047,414

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $2,010,575)	(4,620,213)
Futures	717,034
Swap agreements	(866,131)

(4,769,310)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	6,278,104

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,017,968

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,739,864	$10,051,753
Net realized gain on investment and foreign currency transactions	11,047,414	12,493,569
Net change in unrealized appreciation (depreciation) on investments	(4,769,310)	7,373,827

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	14,017,968	29,919,149

DISTRIBUTIONS	(20,654,654)	(18,318,094)

SERIES SHARE TRANSACTIONS:
Series shares sold [775,380 and 2,166,785 shares, respectively]	9,542,642	26,321,036
Series shares issued in reinvestment of distributions [1,707,009 and 1,519,181 shares, respectively]	20,654,654	18,318,094
Series shares repurchased [4,651,275 and 3,193,994 shares, respectively]	(57,309,200)	(38,827,001)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(27,111,904)	5,812,129

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,748,590)	17,413,184
NET ASSETS:
Beginning of year	416,653,926	399,240,742

End of year	$382,905,336	$416,653,926

SEE NOTES TO FINANCIAL STATEMENTS.

A102

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 95.2% ASSET-BACKED SECURITIES — 0.5%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Non-Residential Mortgage-Backed Securities — 0.5%
Primus CLO Ltd. (Cayman Islands), Ser. 2007-2A, Class A, 144A(a)	Aa1	0.573%	07/15/21	$	478	$456,038
Slater Mill Loan Fund LP CLO (Cayman Islands), Ser. 2012-1A, Class D, 144A(a)	BBB(b)	4.561%	08/17/22		13,000	12,228,515

						12,684,553

Residential Mortgage-Backed Securities
Argent Securities, Inc., Ser. 2003-W8, Class M1(a)	Ba1	1.260%	12/25/33		121	115,850
Credit-Based Asset Servicing and Securitization LLC, Ser. 2007-CB1, Class AF2(a)	Ca	4.888%	01/25/37		569	305,792
Morgan Stanley ABS Capital I, Ser. 2007-HE6, Class A2(a)	Ca	0.350%	05/25/37		100	50,219
Morgan Stanley Mortgage Loan Trust, Ser. 2006-12XS, Class A6A	Caa3	5.726%	10/25/36		406	236,680
Structured Asset Securities Corp., Ser. 2005-9XS, Class 2A1(a)	B3	0.510%	06/25/35		345	278,368

						986,909

TOTAL ASSET-BACKED SECURITIES (cost $12,595,162)						13,671,462

BANK LOANS — 3.4%
Automotive — 0.2%
Chrysler Group LLC(a)	Ba2	6.000%	05/24/17		4,617	4,711,205

Cable — 0.1%
WideOpenWest Holdings LLC(a)	B1	6.250%	07/17/18		3,354	3,388,609

Capital Goods — 0.3%
CPM Acquisition Corp.(a)	Caa1	10.250%	03/01/18		7,750	7,808,125

Consumer — 0.3%
One Call Medical, Inc.(a)	Ba3	7.003%	08/23/19		2,500	2,504,167
Visant Corp.(a)	B1	5.250%	12/22/16		2,228	2,011,486
West Corp.(a)	Ba3	5.750%	06/30/18		3,483	3,523,855

						8,039,508

Electric
Texas Competitive Electric Holdings Co. LLC(a)	Caa1	3.746%	10/10/14		1,114	844,550

Energy – Other — 0.2%
Shelf Drilling Holidings, Ltd. (original cost $4,900,000; purchased 10/10/12)(a)(c)(d)	Ba1	5.350%	05/31/18		5,000	4,925,000

Gaming — 0.2%
CCM Merger, Inc.(a)	B2	6.000%	03/01/17		4,855	4,863,962

Healthcare & Pharmaceutical
Alliance HealthCare Services, Inc.(a)	Ba3	7.250%	06/01/16		706	694,049

Metals — 0.5%
FMG Resources (August 2006) Pty Ltd.(a).	Ba1	5.250%	10/18/17		14,963	15,067,701

Pipelines & Other — 0.2%
Energy Transfer Equity LP(a)	Ba2	3.750%	03/24/17		5,855	5,894,340

Technology — 1.4%
First Data Corp.(a)	B1	4.211%	03/26/18		12,432	11,824,158
First Data Corp.(a)	B1	5.211%	03/24/17		4,341	4,261,919
Freescale Semiconductor, Inc.(a)	B1	6.000%	02/28/19		4,963	4,915,976
Interactive Data Corp.(a)	Ba3	4.500%	02/11/18		3,942	3,955,727
kronos, Inc.(a)	Ba3	9.750%	04/30/20		5,200	5,200,000
NXP BV(a)	B2	5.500%	03/03/17		1,975	2,010,181
RP Crown Parent LLC.(a)	Caa1	11.250%	12/14/19		8,000	8,050,000
Sensata Technologies, Inc.(a)	Ba2	3.750%	05/12/18		483	484,864

						40,702,825

TOTAL BANK LOANS (cost $95,511,975)						96,939,874

SEE NOTES TO FINANCIAL STATEMENTS.

A103

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Adjustable Rate Mortgage Trust, Ser. 2005-7, Class 1A1(a)	Ca	2.816%	10/25/35	$	102	$87,622
American Home Mortgage Assets LLC, Ser. 2006-4, Class 1A12(a)	Ca	0.420%	10/25/46		49	30,513
American Home Mortgage Assets LLC, Ser. 2006-5, Class A1(a)	Caa3	1.085%	11/25/46		401	217,765
American Home Mortgage Investment Trust, Ser. 2005-2, Class 4A1(a)	Ba3	2.010%	09/25/45		27	25,518
Banc of America Alternative Loan Trust, Ser. 2005-4, Class CB6(a)	Caa1	0.610%	05/25/35		65	46,991
Banc of America Funding Corp., Ser. 2006-B, Class 2A1(a)	Caa2	3.045%	03/20/36		169	141,979
Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2005-10, Class A2(a)	BB+(b)	2.662%	10/25/35		340	346,395
Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2007-3, Class 1A1(a)(g)	D(b)	3.099%	05/25/47		51	40,231
Citigroup Mortgage Loan Trust, Inc., Ser. 2007-10, Class 22AA(a)(g)	D(b)	3.091%	09/25/37		96	72,859
Countrywide Alternative Loan Trust, Ser. 2005-43, Class 4A3(a)(g)	D(b)	5.173%	10/25/35		38	29,205
Countrywide Alternative Loan Trust, Ser. 2005-62, Class 2A1(a)	Caa3	1.166%	12/25/35		93	66,664
Countrywide Alternative Loan Trust, Ser. 2006-HY13, Class 4A1(a)(g)	D(b)	2.920%	02/25/37		45	35,088
Countrywide Alternative Loan Trust, Ser. 2006-OA9, Class 2A1A(a)	Ca	0.421%	07/20/46		44	21,777
Countrywide Alternative Loan Trust, Ser. 2006-OA11, Class A1B(a)	Ca	0.400%	09/25/46		58	39,921
Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2005-2, Class 2A1(a)	Caa2	0.530%	03/25/35		124	94,639
First Horizon Alternative Mortgage Securities, Ser. 2006-FA2, Class 1A5	Caa3	6.000%	05/25/36		88	74,157
Harborview Mortgage Loan Trust, Ser. 2006-1, Class 2A1A(a)	Caa3	0.450%	03/19/36		375	242,932
Harborview Mortgage Loan Trust, Ser. 2006-5, Class 2A1A(a)	Caa3	0.390%	07/19/46		54	31,845
Harborview Mortgage Loan Trust, Ser. 2006-7, Class 2A1B(a)	C	0.460%	09/19/46		190	24,828
IndyMac Index Mortgage Loan Trust, Ser. 2006-AR12, Class A1(a)	Caa2	0.400%	09/25/46		43	29,907
JPMorgan Mortgage Trust, Ser. 2007-S3, Class 1A96	CC(b)	6.000%	08/25/37		47	40,456
JPMorgan Mortgage Trust, Ser. 2007-S3, Class 1A97	CC(b)	6.000%	08/25/37		94	81,404
MASTR Adjustable Rate Mortgages Trust, Ser. 2006-OA1, Class 1A1(a)	Caa2	0.420%	04/25/46		29	20,138
Residential Accredit Loans, Inc., Ser. 2006-QA2, Class 3A1(a)	Ca	5.500%	02/25/36		290	205,228
Residential Accredit Loans, Inc., Ser. 2007-QS4, Class 2A1(a)	Ca	0.540%	03/25/37		192	61,044
Residential Asset Securitization Trust, Ser. 2007-A5, Class 2A3	Caa2	6.000%	05/25/37		86	77,500
Structured Asset Mortgage Investments, Inc., Ser. 2006-AR6, Class 2A1(a)	Caa3	0.400%	07/25/46		55	36,612
SunTrust Alternative Loan Trust, Ser. 2006-1F, Class 3A(a)	Ca	0.560%	04/25/36		136	30,555
WaMu Mortgage Pass-Through Certificates, Ser. 2007-HY1, Class 2A3(a)	D(b)	4.999%	02/25/37		46	37,818
WaMu Mortgage Pass-Through Certificates, Ser. 2007-HY1, Class 4A1(a)	CC(b)	2.685%	02/25/37		52	41,875
WaMu Mortgage Pass-Through Certificates, Ser. 2007-OA3, Class 2A1A(a)	Caa2	0.926%	04/25/47		53	47,767

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $2,247,377)						2,381,233

CORPORATE BONDS — 91.1%
Aerospace & Defense — 1.3%
Alliant Techsystems, Inc., Gtd. Notes(e)	Ba3	6.875%	09/15/20		2,375	2,609,531
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(e)	Ba2	5.750%	03/15/22		5,050	5,188,875
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	Ba2	7.750%	03/15/20		1,576	1,788,760
Colt Defense LLC/Colt Finance Corp., Sr. Unsec’d. Notes(e)	Caa1	8.750%	11/15/17		2,325	1,505,438
Esterline Technologies Corp., Gtd. Notes	Ba2	6.625%	03/01/17		750	770,625
Esterline Technologies Corp., Gtd. Notes(e)	Ba2	7.000%	08/01/20		5,400	5,980,500
Moog, Inc., Sr. Sub. Notes	Ba3	6.250%	01/15/15		2,500	2,502,000
Moog, Inc., Sr. Sub. Notes	Ba3	7.250%	06/15/18		4,525	4,756,906
Sequa Corp., Gtd. Notes, 144A	Caa1	7.000%	12/15/17		2,225	2,238,906
Silver II Borrower/Silver II US Holdings LLC (Luxembourg), Gtd. Notes, 144A	Caa1	7.750%	12/15/20		2,900	3,001,500
TransDigm, Inc., Gtd. Notes	B3	7.750%	12/15/18		7,300	8,075,625

						38,418,666

SEE NOTES TO FINANCIAL STATEMENTS.

A104

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#			Value (Note 2)
Automotive — 2.9%
American Axle & Manufacturing, Inc., Gtd. Notes(e)	B2	6.625%	10/15/22	$	7,200		$7,308,000
Chrysler Group LLC/CG Co.-Issuer, Inc., Sec’d. Notes(e)	B2	8.250%	06/15/21		9,200		10,120,000
Continental Rubber of America Corp., Sr. Sec’d. Notes, 144A	Ba2	4.500%	09/15/19		8,300		8,494,170
DaimlerChrysler Group LLC/CG Co.-Issuer, Inc., Sec’d. Notes(e)	B2	8.000%	06/15/19		7,800		8,502,000
Dana Holding Corp., Sr. Unsec’d. Notes(e)	B2	6.500%	02/15/19		4,400		4,697,000
Dana Holding Corp., Sr. Unsec’d. Notes	B2	6.750%	02/15/21		10,059		10,813,425
Delphi Corp., Gtd. Notes(e)	Ba2	5.875%	05/15/19		7,400		7,936,500
Delphi Corp., Gtd. Notes(e)	Ba2	6.125%	05/15/21		4,298		4,770,780
Lear Corp., Gtd. Notes	Ba2	7.875%	03/15/18		7,087		7,707,112
Lear Corp., Gtd. Notes	Ba2	8.125%	03/15/20		8,561		9,652,528
TRW Automotive, Inc., Gtd. Notes, 144A	Ba2	7.250%	03/15/17		655		754,069
TRW Automotive, Inc., Gtd. Notes, 144A	Ba2	8.875%	12/01/17		2,025		2,227,500

							82,983,084

Banking — 1.1%
Bank of America Corp., Jr. Sub. Notes, Ser. K(a)	B1	8.000%	12/29/49		8,845		9,783,278
Bank of America Corp., Sr. Unsec’d. Notes(e)	Baa2	5.700%	01/24/22		10,100		12,145,745
Citigroup, Inc., Sr. Unsec’d. Notes(e)	Baa2	4.450%	01/10/17		7,700		8,530,060
HBOS PLC (United Kingdom), Sub. Notes, Ser. G, 144A, MTN	Ba1	6.750%	05/21/18		400		430,500

							30,889,583

Brokerage — 0.1%
Blackstone Holdings Finance Co. LLC, Gtd. Notes, 144A(e)	A(b)	4.750%	02/15/23		3,250		3,454,935

Building Materials & Construction — 2.0%
Beazer Homes USA, Inc., Gtd. Notes	Caa3	9.125%	06/15/18		500		521,250
Beazer Homes USA, Inc., Gtd. Notes(e)	Caa3	9.125%	05/15/19		2,500		2,615,625
Building Materials Corp. of America, Sr. Notes, 144A (original cost $1,488,750; purchased 09/27/10)(c)(d)	Ba3	6.875%	08/15/18		1,500		1,620,000
Building Materials Corp. of America, Sr. Sec’d. Notes, 144A (original cost $5,975,750; purchased 02/02/10-04/27/11)(c)(d)	Ba1	7.000%	02/15/20		5,825		6,349,250
Cemex Finance LLC, Sr. Sec’d. Notes, 144A(e)	B-(b)	9.375%	10/12/22		5,975		6,721,875
D.R. Horton, Inc., Gtd. Notes	Ba2	6.500%	04/15/16		900		999,000
International Wire Group Holdings, Inc., Sr. Sec’d. Notes, 144A	B3	8.500%	10/15/17		6,250		6,312,500
K. Hovnanian Enterprises, Inc., Sr. Sec’d. Notes, 144A(e)	B3	7.250%	10/15/20		9,125		9,809,375
KB Home, Gtd. Notes	B2	7.500%	09/15/22		4,100		4,469,000
Masco Corp., Sr. Unsec’d. Notes	Ba3	5.950%	03/15/22		1,675		1,856,724
Standard Pacific Corp., Gtd. Notes(e)	B3	8.375%	05/15/18		925		1,073,000
Standard Pacific Corp., Gtd. Notes(e)	B3	8.375%	01/15/21		525		609,000
Standard Pacific Corp., Gtd. Notes(e)	B3	10.750%	09/15/16		3,875		4,814,688
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	B2	7.750%	04/15/20		2,400		2,544,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	B2	7.750%	04/15/20		6,000		6,360,000

							56,675,287

Cable — 5.1%
AT&T Broadband LLC, Gtd. Notes	Baa1	8.375%	03/15/13		100	(f)	102
Bresnan Broadband Holdings LLC, Gtd. Notes, 144A	B3	8.000%	12/15/18		3,625		3,915,000
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	7.750%	04/15/18		1,375		1,529,687
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.625%	09/15/17		11,725		13,674,281
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(e)	B1	5.125%	02/15/23		3,125		3,117,187
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(e)	B1	7.875%	04/30/18		1,350		1,452,937
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(e)	B1	8.125%	04/30/20		1,600		1,792,000
Cequel Communications Holdings I LLC and Cequel Capital Corp., Sr. Unsec’d. Notes, 144A(e)	B3	6.375%	09/15/20		5,375		5,596,719
Cequel Communications Holdings I LLC and Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	B3	8.625%	11/15/17		19,051		20,384,570
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A(e)	Ba3	6.750%	11/15/21		8,600		9,535,250

SEE NOTES TO FINANCIAL STATEMENTS.

A105

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Cable (continued)
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	7.875%	02/15/18	$	850	$983,875
CSC Holdings LLC, Sr. Unsec’d. Notes(e)	Ba3	8.625%	02/15/19		1,105	1,320,475
DISH DBS Corp., Gtd. Notes(e)	Ba2	5.875%	07/15/22		2,200	2,365,000
DISH DBS Corp., Gtd. Notes(e)	Ba2	6.750%	06/01/21		825	940,500
DISH DBS Corp., Sr. Unsec’d. Notes, 144A	Ba2	5.000%	03/15/23		7,025	7,025,000
Echostar DBS Corp., Gtd. Notes	Ba2	6.625%	10/01/14		4,925	5,294,375
Echostar DBS Corp., Gtd. Notes(e)	Ba2	7.000%	10/01/13		6,575	6,838,000
Echostar DBS Corp., Gtd. Notes	Ba2	7.125%	02/01/16		1,050	1,176,000
Nara Cable Funding Ltd. (Ireland), Sr. Sec’d. Notes, 144A	B1	8.875%	12/01/18		5,175	5,265,562
ONO Finance II PLC (Ireland), Gtd. Notes, 144A	Caa1	10.875%	07/15/19		1,625	1,551,875
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	B2	7.750%	03/15/16		850	871,250
UPC Holding BV (Netherlands), Sec’d. Notes, 144A(e)	B2	9.875%	04/15/18		16,600	18,758,000
UPCB Finance V Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	7.250%	11/15/21		2,450	2,695,000
UPCB Finance VI Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A(e)	Ba3	6.875%	01/15/22		5,325	5,764,313
Videotron Ltee (Canada), Gtd. Notes(e)	Ba2	5.000%	07/15/22		5,925	6,213,844
Videotron Ltee (Canada), Gtd. Notes	Ba2	9.125%	04/15/18		9,200	9,798,000
WaveDivision Escrow LLC/WaveDivision Escrow Corp., Sr. Unsec’d. Notes, 144A	Caa1	8.125%	09/01/20		2,150	2,225,250
WideOpenWest Finance LLC/WideOpenWest Capital Corp., Gtd. Notes, 144A	Caa1	10.250%	07/15/19		2,375	2,523,438
WideOpenWest Finance LLC/WideOpenWest Capital Corp., Gtd. Notes, 144A	Caa1	13.375%	10/15/19		2,950	3,119,625

						145,727,115

Capital Goods — 6.0%
ADS Waste Holdings, Inc., Sr. Unsec’d. Notes, 144A	Caa1	8.250%	10/01/20		5,275	5,538,750
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A	B2	7.875%	01/31/18		1,250	1,325,000
Amsted Industries, Inc., Sr. Notes, 144A (original cost $4,417,960; purchased 03/12/10)(c)(d)	B1	8.125%	03/15/18		4,450	4,761,500
Ashtead Capital, Inc., Sec’d. Notes, 144A	B2	6.500%	07/15/22		6,525	7,079,625
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(e)	B2	8.250%	01/15/19		4,050	4,475,250
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	B2	9.625%	03/15/18		2,500	2,787,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	B2	9.750%	03/15/20		3,850	4,446,750
Belden, Inc., Gtd. Notes, 144A	Ba2	5.500%	09/01/22		4,025	4,135,687
Case New Holland, Inc., Gtd. Notes(e)	Ba2	7.875%	12/01/17		4,150	4,907,375
Clean Harbors, Inc., Gtd. Notes	Ba2	5.250%	08/01/20		6,850	7,141,125
Dycom Investments, Inc., Gtd. Notes	Ba3	7.125%	01/15/21		3,000	3,172,500
Dycom Investments, Inc., Gtd. Notes, 144A	Ba3	7.125%	01/15/21		2,225	2,341,812
General Cable Corp., Gtd. Notes, 144A	B1	5.750%	10/01/22		3,825	3,958,875
Griffon Corp., Gtd. Notes(e)	B1	7.125%	04/01/18		6,265	6,640,900
H&E Equipment Services, Inc., Gtd. Notes, 144A	B3	7.000%	09/01/22		3,875	4,126,875
HDTFS, Inc., Gtd. Notes, 144A	B2	5.875%	10/15/20		1,375	1,436,875
HDTFS, Inc., Gtd. Notes, 144A(e)	B2	6.250%	10/15/22		2,050	2,183,250
Hertz Corp. (The), Gtd. Notes(e)	B2	7.500%	10/15/18		4,288	4,738,240
Interline Brands, Inc., Gtd. Notes	B2	7.500%	11/15/18		5,420	5,853,600
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A	B3	8.375%	12/15/18		5,275	5,380,500
Laureate Education, Inc., Gtd. Notes, 144A(e)	Caa1	9.250%	09/01/19		4,625	4,833,125
Manitowoc Co., Inc. (The), Gtd. Notes	B3	5.875%	10/15/22		3,025	3,025,000
RBS Global, Inc./Rexnord LLC, Gtd. Notes(e)	B3	8.500%	05/01/18		8,800	9,537,000
Rexel SA (France), Gtd. Notes, 144A	Ba2	6.125%	12/15/19		3,600	3,780,000
RSC Equipment Rental, Inc./RSC Holdings III LLC, Sr. Unsec’d. Notes	B3	8.250%	02/01/21		4,600	5,186,500
RSC Equipment Rental, Inc./RSC Holdings III LLC, Sr. Unsec’d. Notes	B3	10.250%	11/15/19		2,425	2,813,000
SPX Corp., Gtd. Notes(e)	Ba2	6.875%	09/01/17		4,925	5,491,375
SPX Corp., Gtd. Notes(e)	Ba2	7.625%	12/15/14		10,280	11,256,600
Terex Corp., Gtd. Notes(e)	B3	6.000%	05/15/21		6,800	7,157,000
Terex Corp., Gtd. Notes	B3	6.500%	04/01/20		2,175	2,305,500
United Rentals North America, Inc., Gtd. Notes(e)	Caa1	8.375%	09/15/20		1,000	1,107,500
United Rentals North America, Inc., Gtd. Notes	B3	9.250%	12/15/19		2,725	3,106,500

SEE NOTES TO FINANCIAL STATEMENTS.

A106

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Capital Goods (continued)
UR Financing Escrow Corp., Gtd. Notes, 144A	B3	7.375%	05/15/20	$	2,625	$2,880,938
UR Financing Escrow Corp., Gtd. Notes, 144A	B3	7.625%	04/15/22		7,050	7,878,375
WireCo WorldGroup, Inc., Gtd. Notes	B3	9.500%	05/15/17		12,975	13,753,500

						170,543,902

Chemicals — 4.1%
Ashland, Inc., Gtd. Notes, 144A	Ba2	4.750%	08/15/22		2,775	2,886,000
Celanese US Holdings LLC, Gtd. Notes	Ba2	4.625%	11/15/22		3,225	3,378,187
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sec’d. Notes(e)	Caa1	9.000%	11/15/20		13,550	12,364,375
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sr. Sec’d. Notes(e)	B3	8.875%	02/01/18		400	411,000
Huntsman International LLC, Gtd. Notes	B1	5.500%	06/30/16		1,377	1,378,721
Huntsman International LLC, Gtd. Notes(e)	B2	8.625%	03/15/20		1,650	1,868,625
Huntsman International LLC, Gtd. Notes(e)	B2	8.625%	03/15/21		2,650	3,027,625
Kinove German Bondco GmbH (Germany), Sr. Sec’d. Notes, 144A	B2	9.625%	06/15/18		4,550	4,970,875
Koppers, Inc., Gtd. Notes	B1	7.875%	12/01/19		6,142	6,756,200
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes(e)	Baa3	5.000%	04/15/19		16,525	18,260,125
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes(e)	Baa3	5.750%	04/15/24		1,000	1,175,000
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes	Baa3	6.000%	11/15/21		1,225	1,436,312
MacDermid, Inc., Gtd. Notes, 144A (original cost $3,747,040; purchased 11/13/12-12/03/12)(c)(d)	Caa1	9.500%	04/15/17		3,590	3,738,088
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	Ba2	8.375%	11/01/16		8,756	9,587,820
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	Ba2	8.625%	11/01/19		3,650	4,142,750
Nufarm Australia Ltd. (Australia), Gtd. Notes, 144A	Ba3	6.375%	10/15/19		3,000	3,135,000
Rhodia SA (France), Sr. Unsec’d. Notes, 144A	Baa2	6.875%	09/15/20		5,720	6,447,161
Rockwood Specialties Group, Inc., Gtd. Notes(e)	Ba2	4.625%	10/15/20		2,500	2,587,500
Sawgrass Merger Sub, Inc., Sec’d. Notes, 144A	B3	8.750%	12/15/20		3,950	3,979,625
Taminco Acquisition Corp., Sr. Unsec’d. Notes, PIK, 144A	Caa2	9.125%	12/15/17		8,525	8,418,438
Taminco Global Chemical Corp., Sec’d. Notes, 144A	Caa1	9.750%	03/31/20		9,580	10,490,100
Tronox Finance LLC, Gtd. Notes, 144A	B1	6.375%	08/15/20		7,125	7,196,250

						117,635,777

Consumer — 1.9%
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A	B1	6.875%	06/15/19		4,800	5,064,000
Libbey Glass, Inc., Sr. Sec’d. Notes	B2	6.875%	05/15/20		500	537,500
Live Nation Entertainment, Inc., Gtd. Notes, 144A	B3	7.000%	09/01/20		2,400	2,505,000
Phillips-Van Heusen Corp., Sr. Unsec’d. Notes	Ba3	7.375%	05/15/20		4,061	4,553,396
PVH Corp., Sr. Unsec’d. Notes(e)	Ba3	4.500%	12/15/22		2,950	2,979,500
Realogy Corp., Gtd. Notes	CCC+(b)	13.375%	04/15/18		900	967,500
Scotts Miracle-Gro Co. (The), Gtd. Notes	B1	7.250%	01/15/18		2,600	2,795,000
Sealy Mattress Co., Sr. Sec’d. Notes, 144A	Ba3	10.875%	04/15/16		4,358	4,619,480
Service Corp. International, Sr. Unsec’d. Notes	Ba3	4.500%	11/15/20		2,325	2,365,687
Service Corp. International, Sr. Unsec’d. Notes	Ba3	7.000%	06/15/17		4,143	4,764,450
Service Corp. International, Sr. Unsec’d. Notes	Ba3	7.000%	05/15/19		6,855	7,506,225
Spectrum Brands Holdings, Inc., Sr. Sec’d. Notes	Ba3	9.500%	06/15/18		1,500	1,702,500
Stewart Enterprises, Inc., Gtd. Notes(e)	B1	6.500%	04/15/19		6,190	6,623,300
Visant Corp., Gtd. Notes(e)	Caa2	10.000%	10/01/17		6,939	6,227,753

						53,211,291

Electric — 4.8%
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	7.375%	07/01/21		6,575	7,298,250
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	7.750%	10/15/15		9,265	10,399,962
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	8.000%	10/15/17		4,100	4,735,500
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	8.000%	06/01/20		1,800	2,070,000
Calpine Construction Finance Co. LP/CCFC Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	8.000%	06/01/16		4,000	4,250,000
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.250%	10/15/17		4,406	4,692,390
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.500%	02/15/21		15,329	16,938,545

SEE NOTES TO FINANCIAL STATEMENTS.

A107

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Electric (continued)
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.875%	01/15/23	$	1,596	$1,803,480
Covanta Holding Corp., Sr. Unsec’d. Notes(e)	Ba3	6.375%	10/01/22		2,450	2,660,624
Covanta Holding Corp., Sr. Unsec’d. Notes	Ba3	7.250%	12/01/20		3,055	3,365,990
Energy Future Holdings Corp., Sr. Sec’d. Notes	Caa3	9.750%	10/15/19		425	469,625
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sec’d. Notes, 144A(e)	Caa3	11.750%	03/01/22		19,525	21,672,750
Mirant Americas Generation, Inc., Sr. Unsec’d. Notes(e)	B3	8.500%	10/01/21		1,000	1,140,000
Mirant Corp., Sr. Notes, 144A(c)	NR	7.400%	07/15/49		1,825	1,825
Mirant Mid Atlantic Pass-Through Trust B, Pass-thru Certs., Ser. B	Ba1	9.125%	06/30/17		8,909	9,710,670
NRG Energy, Inc., Gtd. Notes, 144A(e)	B1	6.625%	03/15/23		6,450	6,901,500
NRG Energy, Inc., Gtd. Notes(e)	B1	7.625%	01/15/18		11,645	12,925,950
NRG Energy, Inc., Gtd. Notes	B1	7.625%	05/15/19		4,450	4,761,500
NRG Energy, Inc., Gtd. Notes(e)	B1	7.875%	05/15/21		4,240	4,706,400
NRG Energy, Inc., Gtd. Notes(e)	B1	8.250%	09/01/20		7,175	8,036,000
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-thru Certs., Ser. B(c)	B1	9.237%	07/02/17		2,848	3,140,119
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-thru Certs., Ser. C	B1	9.681%	07/02/26		4,360	4,687,000

						136,368,080

Energy – Other — 5.5%
Bristow Group, Inc., Gtd. Notes(e)	Ba3	6.250%	10/15/22		2,950	3,156,500
Cie Generale de Geophysique-Veritas (France), Gtd. Notes(e)	Ba3	7.750%	05/15/17		2,150	2,236,000
Cie Generale de Geophysique-Veritas (France), Gtd. Notes	Ba3	9.500%	05/15/16		4,300	4,611,750
CITIC Resources Finance 2007 Ltd. (Virgin Islands (BR)), Gtd. Notes, 144A	Ba3	6.750%	05/15/14		25	26,250
Denbury Resources, Inc., Gtd. Notes(e)	B1	6.375%	08/15/21		2,565	2,821,500
Denbury Resources, Inc., Gtd. Notes	B1	8.250%	02/15/20		2,968	3,339,000
Denbury Resources, Inc., Gtd. Notes	B1	9.750%	03/01/16		4,050	4,293,000
EP Energy LLC/EP Energy Finance, Inc., Sr. Unsec’d. Notes(e)	B2	9.375%	05/01/20		1,075	1,212,062
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec’d. Notes	Ba3	6.875%	05/01/19		1,800	1,953,000
Harvest Operations Corp. (Canada), Gtd. Notes	Ba2	6.875%	10/01/17		11,000	12,210,000
Hercules Offshore, Inc., Gtd. Notes, 144A(e)	Caa1	10.250%	04/01/19		3,500	3,832,500
Hercules Offshore, Inc., Sr. Sec’d. Notes, 144A	B1	7.125%	04/01/17		1,975	2,068,812
Hornbeck Offshore Services, Inc., Gtd. Notes	Ba3	5.875%	04/01/20		3,725	3,892,625
Legacy Reserves LP / Finance Corp., Gtd. Notes, 144A	Caa1	8.000%	12/01/20		2,800	2,856,000
Linn Energy LLC / Linn Energy Finance Corp., Gtd. Notes, 144A	B2	6.250%	11/01/19		1,775	1,783,875
Linn Energy LLC / Linn Energy Finance Corp., Gtd. Notes(e)	B2	6.500%	05/15/19		3,675	3,711,750
McMoRan Exploration Co., Gtd. Notes	Caa1	11.875%	11/15/14		3,700	3,945,125
MEG Energy Corp. (Canada), Gtd. Notes, 144A	B1	6.500%	03/15/21		6,325	6,657,062
Newfield Exploration Co., Sr. Sub. Notes	Ba2	7.125%	05/15/18		325	342,875
Newfield Exploration Co., Sr. Unsec’d. Notes	Ba1	5.625%	07/01/24		900	972,000
Offshore Group Investment Ltd. (Cayman Islands), Sr. Sec’d. Notes	B3	11.500%	08/01/15		4,031	4,393,790
Parker Drilling Co., Gtd. Notes	B1	9.125%	04/01/18		3,100	3,309,250
Petrohawk Energy Corp., Gtd. Notes	Baa3	7.250%	08/15/18		800	903,158
Petrohawk Energy Corp., Gtd. Notes	Baa3	7.875%	06/01/15		3,775	3,941,610
Petroplus Finance Ltd. (Bermuda), Sr. Sec’d. Notes, 144A(c)(g)	NR	6.750%	05/01/14		2,935	675,050
Plains Exploration & Production Co., Gtd. Notes	B1	6.125%	06/15/19		5,517	6,013,530
Plains Exploration & Production Co., Gtd. Notes	B1	6.500%	11/15/20		1,250	1,384,375
Plains Exploration & Production Co., Gtd. Notes	B1	6.625%	05/01/21		1,000	1,101,250
Plains Exploration & Production Co., Gtd. Notes	B1	6.750%	02/01/22		10,450	11,730,125
Plains Exploration & Production Co., Gtd. Notes	B1	6.875%	02/15/23		2,900	3,313,250
Plains Exploration & Production Co., Gtd. Notes(e)	B1	7.625%	06/01/18		2,900	3,052,250
Plains Exploration & Production Co., Gtd. Notes	B1	7.625%	04/01/20		5,000	5,575,000
Plains Exploration & Production Co., Gtd. Notes	B1	8.625%	10/15/19		1,250	1,421,875
Plains Exploration & Production Co., Gtd. Notes	B1	10.000%	03/01/16		2,300	2,449,500
Precision Drilling Corp. (Canada), Gtd. Notes(e)	Ba1	6.500%	12/15/21		2,075	2,209,875
Precision Drilling Corp. (Canada), Gtd. Notes(e)	Ba1	6.625%	11/15/20		2,500	2,687,500

SEE NOTES TO FINANCIAL STATEMENTS.

A108

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Energy – Other (continued)
QEP Resources, Inc., Sr. Unsec’d. Notes(e)	Ba1	5.250%	05/01/23	$	7,475	$7,998,250
Range Resources Corp., Gtd. Notes	Ba3	5.750%	06/01/21		4,175	4,467,250
Range Resources Corp., Gtd. Notes	Ba3	6.750%	08/01/20		700	759,500
Range Resources Corp., Gtd. Notes(e)	Ba3	8.000%	05/15/19		1,623	1,797,473
Samson Investment Co., Sr. Unsec’d. Notes, 144A(e)	B3	9.750%	02/15/20		3,650	3,859,875
WPX Energy, Inc., Sr. Unsec’d. Notes	Ba1	5.250%	01/15/17		3,325	3,524,500
WPX Energy, Inc., Sr. Unsec’d. Notes	Ba1	6.000%	01/15/22		12,950	13,953,625

						156,443,547

Foods — 4.5%
ARAMARK Corp., Gtd. Notes	B3	8.500%	02/01/15		8,858	8,902,379
ARAMARK Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A(e)	B3	8.625%	05/01/16		16,046	16,427,253
Bumble Bee Acquisition Corp., Sr. Sec’d. Notes, 144A	B2	9.000%	12/15/17		528	567,600
Constellation Brands, Inc., Gtd. Notes	Ba1	4.625%	03/01/23		1,925	2,011,625
Constellation Brands, Inc., Gtd. Notes(e)	Ba1	6.000%	05/01/22		2,800	3,206,000
Cott Beverages, Inc., Gtd. Notes	B3	8.125%	09/01/18		2,605	2,878,525
Darling International, Inc., Gtd. Notes	Ba2	8.500%	12/15/18		2,575	2,958,031
Dave & Buster’s, Inc., Gtd. Notes	Caa1	11.000%	06/01/18		2,450	2,744,000
Del Monte Corp., Gtd. Notes(e)	B3	7.625%	02/15/19		3,450	3,596,625
Fiesta Restaurant Group, Inc., Sec’d. Notes	B2	8.875%	08/15/16		4,725	5,049,844
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875%	05/15/17		9,745	10,390,606
JBS USA LLC/JBS USA Finance, Inc., Gtd. Notes (original cost $5,219,419; purchased 09/07/11)(c)(d)	B1	11.625%	05/01/14		4,655	5,201,963
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec’d. Notes, 144A (original cost $4,122,896; purchased 05/20/11-06/15/11)(c)(d)	B1	7.250%	06/01/21		4,210	4,220,525
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec’d. Notes, 144A (original cost $3,394,820; purchased 01/25/12-03/13/12)(c)(d)(e)	B1	8.250%	02/01/20		3,425	3,630,500
Landry’s, Inc., Sr. Notes, 144A	Caa1	9.375%	05/01/20		10,875	11,473,125
Michael Foods, Inc., Gtd. Notes	B3	9.750%	07/15/18		13,525	14,945,125
Smithfield Foods, Inc., Sr. Unsec’d. Notes(e)	B1	6.625%	08/15/22		9,000	9,945,000
Stater Brothers Holdings, Inc., Gtd. Notes	B2	7.375%	11/15/18		1,025	1,107,000
Stater Brothers Holdings, Inc., Gtd. Notes(e)	B2	7.750%	04/15/15		1,750	1,785,000
SUPERVALU, Inc., Sr. Unsec’d. Notes(e)	Caa1	7.500%	11/15/14		6,179	5,993,630
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes, 144A	B3	8.875%	12/15/17		3,050	3,164,375
Wok Acquisition Corp., Gtd. Notes, 144A	Caa1	10.250%	06/30/20		6,675	7,100,531

						127,299,262

Gaming — 5.5%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Gtd. Notes, 144A	Caa1	9.000%	05/15/18		6,250	6,531,250
Boyd Gaming Corp., Gtd. Notes, 144A(e)	B3	9.000%	07/01/20		8,025	7,904,625
Boyd Gaming Corp., Gtd. Notes(e)	B3	9.125%	12/01/18		8,350	8,517,000
Caesars Entertainment Operating Co., Inc., Sec’d. Notes	Caa2	12.750%	04/15/18		12,101	8,924,487
Caesars Operating Escrow LLC/Caesars Escrow Corp., Sr. Sec’d. Notes, 144A	B2	9.000%	02/15/20		2,700	2,700,000
CCM Merger, Inc., Gtd. Notes, 144A (original cost $10,956,375; purchased 03/14/12-09/04/12)(c)(d)(e)	Caa2	9.125%	05/01/19		10,900	10,981,750
Harrah’s Operating Co., Inc., Sec’d. Notes(e)	CCC(b)	10.000%	12/15/18		3,213	2,088,450
Harrah’s Operating Co., Inc., Sr. Sec’d. Notes(e)	B2	11.250%	06/01/17		7,895	8,457,519
Isle of Capri Casinos, Inc., Gtd. Notes(e)	B3	7.750%	03/15/19		11,005	11,857,888
Isle of Capri Casinos, Inc., Gtd. Notes	Caa1	8.875%	06/15/20		4,325	4,714,250
Marina District Finance Co., Inc., Sr. Sec’d. Notes(e)	B2	9.500%	10/15/15		4,505	4,369,850
MGM Resorts International, Gtd. Notes(e)	B3	5.875%	02/27/14		1,000	1,040,000
MGM Resorts International, Gtd. Notes(e)	B3	6.625%	12/15/21		15,675	15,675,000
MGM Resorts International, Gtd. Notes	B3	6.750%	04/01/13		3,400	3,438,250
MGM Resorts International, Gtd. Notes, 144A(e)	B3	6.750%	10/01/20		3,900	3,982,875
MGM Resorts International, Gtd. Notes(e)	B3	7.625%	01/15/17		6,725	7,195,750
MGM Resorts International, Gtd. Notes, 144A(e)	B3	8.625%	02/01/19		4,000	4,460,000
MGM Resorts International, Gtd. Notes(e)	B3	10.000%	11/01/16		1,750	2,025,625

SEE NOTES TO FINANCIAL STATEMENTS.

A109

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Gaming (continued)
MTR Gaming Group, Inc., Sec’d. Notes	Caa1	11.500%	08/01/19	$	11,143	$11,811,449
Pinnacle Entertainment, Inc., Gtd. Notes(e)	B3	7.750%	04/01/22		5,575	5,937,375
Pinnacle Entertainment, Inc., Gtd. Notes(e)	B1	8.625%	08/01/17		4,300	4,617,125
Seminole Indian Tribe of Florida, Sec’d. Notes, 144A	Ba1	7.750%	10/01/17		1,225	1,324,531
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sec’d. Notes, 144A	B2	8.625%	04/15/16		9,250	9,920,625
Yonkers Racing Corp., Sec’d. Notes, 144A (original cost $7,791,787; purchased 07/13/09-05/21/12)(c)(d)(e)	B1	11.375%	07/15/16		7,224	7,801,920

						156,277,594

Healthcare & Pharmaceutical — 9.5%
Acadia Healthcare Co., Inc., Gtd. Notes	B3	12.875%	11/01/18		6,550	7,925,500
Accellent, Inc., Gtd. Notes	Caa2	10.000%	11/01/17		10,050	8,266,125
Accellent, Inc., Sr. Sec’d. Notes	B1	8.375%	02/01/17		7,405	7,775,250
Alliance Healthcare Services, Inc., Sr. Unsec’d. Notes	B3	8.000%	12/01/16		6,190	5,632,900
Apria Healthcare Group, Inc., Sec’d. Notes(e)	Caa1	12.375%	11/01/14		3,100	3,069,000
Apria Healthcare Group, Inc., Sr. Sec’d. Notes	B1	11.250%	11/01/14		275	284,281
Biomet, Inc., Gtd. Notes, 144A(e)	B3	6.500%	08/01/20		8,925	9,482,812
Capella Healthcare, Inc., Gtd. Notes (original cost $15,294,776; purchased 06/28/10-09/11/12)(c)(d)	B3	9.250%	07/01/17		14,930	16,012,425
CHS/Community Health Systems, Inc., Gtd. Notes(e)	B3	7.125%	07/15/20		8,275	8,833,562
CHS/Community Health Systems, Inc., Gtd. Notes	B3	8.000%	11/15/19		19,005	20,572,912
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	Caa1	10.500%	12/15/18		14,483	15,967,507
DaVita, Inc., Gtd. Notes	B2	5.750%	08/15/22		3,150	3,319,312
Fresenius Medical Care US Finance II, Inc., Gtd. Notes, 144A	Ba2	5.625%	07/31/19		1,450	1,556,938
HCA Holdings, Inc., Sr. Unsec’d. Notes	B3	6.250%	02/15/21		2,450	2,511,250
HCA, Inc., Gtd. Notes(e)	B3	5.875%	05/01/23		5,250	5,433,750
HCA, Inc., Gtd. Notes(e)	B3	7.500%	02/15/22		3,850	4,408,250
HCA, Inc., Gtd. Notes	B3	8.000%	10/01/18		15,550	17,999,125
HCA, Inc., Sr. Sec’d. Notes	Ba3	5.875%	03/15/22		2,150	2,338,125
HCA, Inc., Sr. Sec’d. Notes	Ba3	7.875%	02/15/20		2,050	2,280,625
HCA, Inc., Sr. Unsec’d. Notes	B3	5.750%	03/15/14		3,155	3,296,975
HCA, Inc., Sr. Unsec’d. Notes	B3	6.375%	01/15/15		13,725	14,840,156
HCA, Inc., Sr. Unsec’d. Notes	B3	6.500%	02/15/16		3,310	3,599,625
HCA, Inc., Sr. Unsec’d. Notes	B3	7.190%	11/15/15		2,116	2,327,600
HCA, Inc., Sr. Unsec’d. Notes, MTN	B3	9.000%	12/15/14		10,765	12,002,975
Healthsouth Corp., Gtd. Notes	B1	7.250%	10/01/18		6,508	7,061,180
Healthsouth Corp., Gtd. Notes(e)	B1	7.750%	09/15/22		1,974	2,163,998
Kindred Healthcare, Inc., Gtd. Notes(e)	B3	8.250%	06/01/19		4,455	4,332,488
MedAssets, Inc., Gtd. Notes	B3	8.000%	11/15/18		5,800	6,293,000
Mylan, Inc., Gtd. Notes, 144A(e)	Baa3	7.625%	07/15/17		530	595,651
Mylan, Inc., Gtd. Notes, 144A	Baa3	7.875%	07/15/20		1,600	1,890,818
PSS World Medical, Inc., Gtd. Notes(e)	Ba3	6.375%	03/01/22		1,400	1,652,000
Res-Care, Inc., Gtd. Notes	B-(b)	10.750%	01/15/19		4,950	5,494,500
Sky Growth Acquisition Corp., Gtd. Notes, 144A	Caa1	7.375%	10/15/20		6,650	6,616,750
STHI Holding Corp., Sec’d. Notes, 144A(e)	B2	8.000%	03/15/18		1,225	1,326,063
Surgical Care Affiliates, Inc., Sr. Sub. Notes, 144A (original cost $6,934,250; purchased 06/21/07-01/18/11)(c)(d)	Caa1	10.000%	07/15/17		8,200	8,589,500
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	B1	4.750%	06/01/20		6,175	6,267,625
Tenet Healthcare Corp., Sr. Sec’d. Notes(e)	B1	6.250%	11/01/18		6,850	7,517,875
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.750%	10/01/17		1,900	2,052,000
Valeant Pharmaceuticals International, Gtd. Notes, 144A(e)	B1	6.875%	12/01/18		12,950	13,953,625
Valeant Pharmaceuticals International, Gtd. Notes, 144A(e)	B1	7.000%	10/01/20		3,250	3,534,375
VPI Escrow Corp., Gtd. Notes, 144A(e)	B1	6.375%	10/15/20		4,825	5,174,813
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Gtd. Notes(e)	B3	7.750%	09/15/18		6,025	6,416,625

						270,669,866

SEE NOTES TO FINANCIAL STATEMENTS.

A110

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Lodging — 1.0%
Felcor Lodging LP, Sr. Sec’d. Notes, 144A	B2	5.625%	03/01/23	$	7,525	$7,487,375
Felcor Lodging LP, Sr. Sec’d. Notes	B2	10.000%	10/01/14		3,664	4,231,920
Host Hotels & Resorts LP, Gtd. Notes(e)	Baa3	4.750%	03/01/23		2,600	2,756,000
Host Hotels & Resorts LP, Gtd. Notes	Baa3	6.000%	11/01/20		850	935,000
Host Hotels & Resorts LP, Sr. Unsec’d. Notes(e)	Baa3	5.250%	03/15/22		5,025	5,502,375
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes	Ba1	6.875%	12/01/13		950	991,563
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes	Ba1	7.250%	03/15/18		3,700	4,181,000
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes	Ba1	11.875%	07/15/15		1,350	1,633,500

						27,718,733

Media & Entertainment — 5.8%
AMC Entertainment, Inc., Gtd. Notes	Caa1	9.750%	12/01/20		15,150	17,498,250
AMC Networks, Inc., Gtd. Notes	B1	4.750%	12/15/22		1,425	1,432,125
AMC Networks, Inc., Gtd. Notes(e)	B1	7.750%	07/15/21		1,775	2,032,375
Belo Corp., Sr. Unsec’d. Notes	Ba3	7.750%	06/01/27		4,000	4,125,000
Carmike Cinemas, Inc., Sec’d. Notes	B2	7.375%	05/15/19		4,000	4,320,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	B2	9.125%	08/01/18		4,125	4,640,625
Cengage Learning Acquisitions, Inc., Gtd. Notes, 144A	Ca	10.500%	01/15/15		1,445	491,300
Cinemark USA, Inc., Gtd. Notes, 144A	B2	5.125%	12/15/22		2,550	2,581,875
Clear Channel Communications, Inc., Gtd. Notes(e)	Ca	10.750%	08/01/16		3,575	2,699,125
Clear Channel Communications, Inc., Sr. Unsec’d. Notes(e)	Ca	5.500%	12/15/16		1,050	624,750
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Ca	6.875%	06/15/18		625	368,750
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, 144A(e)	B1	6.500%	11/15/22		4,430	4,596,125
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, 144A(e)	B1	6.500%	11/15/22		2,970	3,051,675
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, Ser. A(e)	B3	7.625%	03/15/20		4,000	3,990,000
Entercom Radio LLC, Gtd. Notes	Caa1	10.500%	12/01/19		4,075	4,482,500
Griffey Intermediate, Inc./Griffey Finance Sub LLC, Sr. Notes, 144A(e)	Caa1	7.000%	10/15/20		6,475	6,620,687
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	B3	7.250%	10/15/20		5,700	6,184,500
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(e)	B3	7.500%	04/01/21		1,875	2,067,187
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	Caa3	11.250%	02/04/17		2,550	2,696,625
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes(e)	Caa3	11.500%	02/04/17		9,575	10,173,437
Lamar Media Corp., Gtd. Notes	Ba2	9.750%	04/01/14		9,075	9,937,125
LIN Television Corp., Gtd. Notes, 144A	B3	6.375%	01/15/21		2,375	2,493,750
LIN Television Corp., Gtd. Notes	B3	8.375%	04/15/18		2,875	3,148,125
Mood Media Corp. (Canada), Sr. Unsec’d. Notes, 144A(e)	B3	9.250%	10/15/20		4,475	4,715,531
NAI Entertainment Holdings LLC, Sr. Sec’d. Notes, 144A (original cost $2,238,750; purchased 10/16/12)(c)(d)	B1	8.250%	12/15/17		2,000	2,202,500
National CineMedia LLC, Sr. Sec’d. Notes	Ba2	6.000%	04/15/22		4,350	4,611,000
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes(e)	B2	7.750%	10/15/18		3,425	3,827,438
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	B2	11.625%	02/01/14		6,553	7,273,830
Regal Cinemas Corp., Gtd. Notes	B2	8.625%	07/15/19		2,000	2,210,000
Salem Communications Corp., Sec’d. Notes	B2	9.625%	12/15/16		3,209	3,553,968
Sinclair Television Group, Inc., Sec’d. Notes, 144A	Ba3	9.250%	11/01/17		5,200	5,720,000
Sinclair Television Group, Inc., Sr. Unsec’d. Notes, 144A(e)	B2	6.125%	10/01/22		3,900	4,138,875
SSI Investments II/SSI Co.-Issuer LLC, Gtd. Notes	Caa1	11.125%	06/01/18		11,375	12,583,594
Telesat Canada/Telesat LLC (Canada), Sr. Unsec’d. Notes, 144A(e)	B3	6.000%	05/15/17		6,225	6,536,250
Vail Resorts, Inc., Gtd. Notes	Ba3	6.500%	05/01/19		2,000	2,152,500
WMG Acquisition Corp., Gtd. Notes(e)	B3	11.500%	10/01/18		4,450	5,139,750

						164,921,147

Metals — 3.6%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(e)	Ba1	6.000%	03/01/21		2,000	1,994,266
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(e)	Ba1	6.125%	06/01/18		11,800	11,959,300
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(e)	Ba1	9.500%	02/15/15		4,350	4,840,828
Arch Coal, Inc., Gtd. Notes, 144A	B3	9.875%	06/15/19		2,525	2,626,000
CONSOL Energy, Inc., Gtd. Notes(e)	B1	8.000%	04/01/17		6,875	7,442,187
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	Ba3	6.125%	12/15/20		1,850	1,882,375

SEE NOTES TO FINANCIAL STATEMENTS.

A111

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Metals (continued)
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(e)	B1	6.375%	02/01/16	$	2,200	$2,277,000
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(e)	B1	6.875%	02/01/18		2,275	2,348,937
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(e)	B1	7.000%	11/01/15		1,075	1,128,750
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(e)	B1	8.250%	11/01/19		6,375	6,789,375
GrafTech International Ltd., Gtd. Notes, 144A	Ba2	6.375%	11/15/20		2,650	2,746,062
Iamgold Corp. (Canada), Gtd. Notes, 144A	B1	6.750%	10/01/20		2,750	2,681,250
Inmet Mining Corp. (Canada), Gtd. Notes, 144A	B1	8.750%	06/01/20		9,775	10,679,187
JMC Steel Group, Sr. Notes, 144A (original cost $6,300,000; purchased 03/04/11)(c)(d)(e)	B3	8.250%	03/15/18		6,300	6,583,500
Kaiser Aluminum Corp., Gtd. Notes	Ba3	8.250%	06/01/20		3,600	3,924,000
New Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A	B2	6.250%	11/15/22		2,675	2,768,625
Novelis, Inc. (Canada), Gtd. Notes(e)	B2	8.750%	12/15/20		7,487	8,348,005
Optima Specialty Steel, Inc., Sr. Sec’d. Notes, 144A	B2	12.500%	12/15/16		4,885	5,092,613
Peabody Energy Corp., Gtd. Notes	Ba1	6.000%	11/15/18		6,500	6,906,250
Peabody Energy Corp., Gtd. Notes(e)	Ba1	6.250%	11/15/21		2,000	2,125,000
Rain CII Carbon LLC and CII Carbon Corp., Sec’d. Notes, 144A (original cost $2,350,000; purchased 11/23/10)(c)(d)	B1	8.000%	12/01/18		2,350	2,391,125
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	Caa2	10.750%	02/01/18		4,350	4,371,750

						101,906,385

Non-Captive Finance — 4.5%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	B3	11.000%	02/01/19		3,325	3,133,812
Ally Financial, Inc., Gtd. Notes(e)	B1	4.625%	06/26/15		6,725	7,010,651
Ally Financial, Inc., Gtd. Notes(e)	B1	5.500%	02/15/17		3,150	3,369,753
Ally Financial, Inc., Gtd. Notes	B1	7.500%	12/31/13		2,100	2,218,125
Ally Financial, Inc., Gtd. Notes(e)	B1	8.000%	03/15/20		3,200	3,920,000
Ally Financial, Inc., Gtd. Notes	B1	8.300%	02/12/15		450	501,187
CIT Group, Inc., Sr. Unsec’d. Notes	B1	4.250%	08/15/17		6,650	6,847,784
CIT Group, Inc., Sr. Unsec’d. Notes(e)	B1	5.000%	05/15/17		3,300	3,498,000
CIT Group, Inc., Sr. Unsec’d. Notes(e)	Ba3	5.000%	08/15/22		12,275	13,089,029
CIT Group, Inc., Sr. Unsec’d. Notes(e)	B1	5.250%	03/15/18		11,925	12,759,750
CIT Group, Inc., Sr. Unsec’d. Notes(e)	B1	5.375%	05/15/20		750	819,375
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	B1	5.500%	02/15/19		2,600	2,834,000
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	B3	9.375%	05/15/20		3,225	3,273,375
Community Choice Financial, Inc., Sr. Sec’d. Notes	B3	10.750%	05/01/19		2,890	2,781,625
GMAC, Inc., Gtd. Notes, Ser. 8(e)	B1	6.750%	12/01/14		5,100	5,508,000
HSBC Finance Capital Trust IX, Gtd. Notes(a)	Baa2	5.911%	11/30/35		100	99,750
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba2	6.500%	09/01/14		3,125	3,335,938
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba2	6.750%	09/01/16		175	196,438
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba2	7.125%	09/01/18		525	609,000
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	Ba3	5.650%	06/01/14		5,000	5,203,100
International Lease Finance Corp., Sr. Unsec’d. Notes(e)	Ba3	5.875%	08/15/22		2,500	2,648,030
International Lease Finance Corp., Sr. Unsec’d. Notes(e)	Ba3	6.250%	05/15/19		2,120	2,257,800
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	Ba3	6.375%	03/25/13		4,125	4,168,313
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	8.625%	09/15/15		810	910,237
International Lease Finance Corp., Sr. Unsec’d. Notes(e)	Ba3	8.750%	03/15/17		2,000	2,310,000
Jet Equipment Trust, Ser. 94-A, 144A(c)(g)	NR	10.000%	06/15/12		81	64,624
Jet Equipment Trust, Sr. Unsec’d. Notes, Ser. 95-B, 144A(c)(g)	NR	7.630%	08/15/12		11	8
KKR Group Finance Co., Gtd. Notes, 144A(e)	A-(b)	6.375%	09/29/20		1,000	1,160,559
Springleaf Finance Corp., Sr. Unsec’d. Notes, Ser. I, MTN	Caa1	5.400%	12/01/15		14,665	13,858,425
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN(e)	Caa1	5.850%	06/01/13		1,287	1,307,914
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	Caa1	6.900%	12/15/17		19,725	17,653,875

						127,348,477

Packaging — 2.4%
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A (original cost $5,537,188; purchased 09/30/10-10/01/10)(c)(d)(e)	B3	9.125%	10/15/20		5,450	5,940,500
Ardagh Packaging Finance PLC (Ireland), Sr. Sec’d. Notes, 144A (original cost $3,814,150; purchased 06/11/12-06/13/12)(c)(d)(e)	Ba3	7.375%	10/15/17		3,620	3,936,750

SEE NOTES TO FINANCIAL STATEMENTS.

A112

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Packaging (continued)
Berry Plastics Corp., Sec’d. Notes(a)	Caa1	4.183%	09/15/14	$	2,025	$2,025,000
Berry Plastics Corp., Sec’d. Notes(e)	Caa1	9.750%	01/15/21		4,875	5,618,437
BOE Merger Corp., Sr. Unsec’d. Notes, PIK, 144A	Caa1	9.500%	11/01/17		3,625	3,625,000
BWAY Holding Co., Gtd. Notes	B3	10.000%	06/15/18		1,000	1,110,000
Greif, Inc., Sr. Unsec’d. Notes	Ba2	6.750%	02/01/17		4,970	5,541,550
Plastipak Holdings, Inc., Gtd. Notes, 144A (original cost $3,201,500; purchased 03/31/10-05/21/10)(c)(d)	B3	8.500%	12/15/15		3,175	3,230,562
Plastipak Holdings, Inc., Sr. Notes, 144A (original cost $5,231,801; purchased 07/23/09-11/01/12)(c)(d)	B3	10.625%	08/15/19		4,875	5,569,688
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Gtd. Notes(e)	Caa1	8.250%	02/15/21		4,450	4,516,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Gtd. Notes(e)	Caa2	9.875%	08/15/19		9,675	10,352,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Sr. Sec’d. Notes, 144A	B1	5.750%	10/15/20		10,450	10,789,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Sr. Sec’d. Notes(e)	B1	6.875%	02/15/21		1,575	1,697,063
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Sr. Sec’d. Notes(e)	B1	7.875%	08/15/19		1,500	1,668,750
Sealed Air Corp., Gtd. Notes, 144A(e)	B1	8.375%	09/15/21		2,300	2,627,750
Sealed Air Corp., Sr. Unsec’d. Notes, 144A(e)	B1	6.500%	12/01/20		1,575	1,701,000

						69,950,675

Paper — 0.6%
Domtar Corp., Gtd. Notes	Baa3	10.750%	06/01/17		1,125	1,457,458
Graphic Packaging International, Inc., Gtd. Notes	B2	7.875%	10/01/18		1,375	1,519,375
Graphic Packaging International, Inc., Gtd. Notes	B2	9.500%	06/15/17		6,201	6,697,080
Longview Fibre Paper & Packaging, Inc., Sr. Sec’d. Notes, 144A (original cost $2,736,155; purchased 05/17/11-09/22/11)(c)(d)(e)	B2	8.000%	06/01/16		2,760	2,898,000
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	Ba2	4.875%	09/15/18		3,000	3,060,000
Verso Paper Holdings LLC/Verso Paper, Inc., Sec’d. Notes(e)	Caa1	8.750%	02/01/19		1,850	703,000

						16,334,913

Pipelines & Other — 1.1%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes(e)	Ba2	7.000%	05/20/22		1,900	2,113,750
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes(e)	Ba3	6.500%	05/20/21		1,240	1,345,400
Energy Transfer Equity LP, Sr. Sec’d. Notes(e)	Ba2	7.500%	10/15/20		4,300	4,966,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes(e)	B3	8.625%	06/15/20		3,659	3,659,000
Inergy Midstream LP/NRGM Finance Corp., Gtd. Notes, 144A	B1	6.000%	12/15/20		2,900	2,994,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A(e)	Ba3	6.375%	08/01/22		2,025	2,207,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	Ba3	6.875%	02/01/21		6,250	6,843,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes(e)	Ba3	7.875%	10/15/18		4,350	4,763,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec’d. Notes, 144A(e)	B1	5.875%	10/01/20		1,575	1,634,062

						30,527,212

Real Estate Investment Trusts — 1.1%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	B1	7.750%	02/15/19		16,150	17,119,000
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes, 144A	B2	6.375%	11/15/22		1,850	1,928,625
Omega Healthcare Investors, Inc., Gtd. Notes(e)	Ba2	6.750%	10/15/22		475	516,563
Omega Healthcare Investors, Inc., Gtd. Notes	Ba2	7.500%	02/15/20		825	905,437
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	6.750%	04/15/20		1,875	2,133,414
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	6.750%	12/15/21		7,250	8,360,577

						30,963,616

SEE NOTES TO FINANCIAL STATEMENTS.

A113

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Retailers — 2.5%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A(e)	Caa1	9.250%	08/01/19	$	4,000	$4,440,000
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	B2	9.000%	03/15/19		2,900	3,110,250
Dufry Finance SCA (Luxembourg), Gtd. Notes, 144A	Ba3	5.500%	10/15/20		9,550	9,884,250
Limited Brands, Inc., Gtd. Notes(e)	Ba1	5.625%	02/15/22		3,885	4,224,937
New Academy Finance Co. LLC/New Academy Finance Corp., Sr. Unsec’d. Notes, PIK, 144A	Caa1	8.000%	06/15/18		3,550	3,594,375
Pantry, Inc. (The), Gtd. Notes, 144A	Caa1	8.375%	08/01/20		12,000	12,540,000
Penske Automotive Group, Inc., Gtd. Notes, 144A	B2	5.750%	10/01/22		5,375	5,536,250
Petco Holdings, Inc., Sr. Notes, PIK, 144A(e)	Caa1	8.500%	10/15/17		4,925	5,060,437
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.125%	04/15/17		3,510	3,680,881
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.375%	10/15/20		1,525	1,696,771
Rite Aid Corp., Sec’d. Notes	Caa1	7.500%	03/01/17		1,465	1,505,288
Rite Aid Corp., Sec’d. Notes	Caa1	10.375%	07/15/16		355	375,413
Rite Aid Corp., Sr. Sec’d. Notes	B2	9.750%	06/12/16		2,000	2,165,000
Susser Holdings LLC/Susser Finance Corp., Gtd. Notes	B2	8.500%	05/15/16		5,496	5,839,500
Toys “R” Us, Inc., Sr. Unsec’d. Notes(e)	B3	10.375%	08/15/17		4,800	5,004,000
Toys “R” Us Property Co. II LLC, Sr. Sec’d. Notes	Ba1	8.500%	12/01/17		3,381	3,583,860

						72,241,212

Technology — 9.1%
Anixter, Inc., Gtd. Notes	Ba3	5.950%	03/01/15		2,500	2,659,375
Avaya, Inc., Gtd. Notes	Caa2	9.750%	11/01/15		8,175	7,275,750
Avaya, Inc., Gtd. Notes, PIK	Caa2	10.125%	11/01/15		13,095	11,720,025
CDW LLC/CDW Finance Corp., Gtd. Notes	B3	8.500%	04/01/19		16,400	17,753,000
CDW LLC/CDW Finance Corp., Gtd. Notes(e)	Caa1	12.535%	10/12/17		14,302	15,285,262
Ceridian Corp., Gtd. Notes	Caa2	11.250%	11/15/15		20,050	20,050,000
Ceridian Corp., Gtd. Notes, PIK(e)	Caa2	12.250%	11/15/15		3,000	3,007,500
CommScope, Inc., Gtd. Notes, 144A (original cost $17,164,025; purchased 01/11/11-12/12/12)(c)(d)(e)	B3	8.250%	01/15/19		16,985	18,598,575
CoreLogic, Inc., Gtd. Notes	Ba3	7.250%	06/01/21		2,825	3,072,187
DuPont Fabros Technology LP, Gtd. Notes	Ba1	8.500%	12/15/17		1,725	1,884,562
First Data Corp., Gtd. Notes, PIK(e)	Caa1	10.550%	09/24/15		4,000	4,095,000
First Data Corp., Gtd. Notes	Caa1	12.625%	01/15/21		14,007	14,742,368
First Data Corp., Sr. Sec’d. Notes, 144A	B1	6.750%	11/01/20		6,975	7,044,750
Freescale Semiconductor, Inc., Gtd. Notes(e)	Caa1	8.050%	02/01/20		11,710	11,651,450
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A(e)	B1	9.250%	04/15/18		5,875	6,418,438
Global Generations Merger Sub, Inc., Sr. Unsec’d. Notes, 144A(e)	Caa1	11.000%	12/15/20		7,150	7,275,125
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	Caa1	8.250%	12/15/17		6,100	6,023,750
Interactive Data Corp., Gtd. Notes	B3	10.250%	08/01/18		8,725	9,826,531
Iron Mountain, Inc., Gtd. Notes(e)	B1	5.750%	08/15/24		1,025	1,037,813
Legend Acquisition Sub, Inc., Sr. Notes, 144A (original cost $7,007,274; purchased 08/14/12)(c)(d)(e)	Caa1	10.750%	08/15/20		7,100	6,425,500
Lender Processing Services, Inc., Gtd. Notes	Ba2	5.750%	04/15/23		6,200	6,432,500
Nortel Networks Ltd. (Canada), Gtd. Notes(c)(g)	NR	10.125%	07/15/13		3,050	3,492,250
Nuance Communications, Inc., Gtd. Notes, 144A	Ba3	5.375%	08/15/20		2,275	2,377,375
NXP BV/NXP Funding LLC (Netherlands), Sr. Sec’d. Notes, 144A	B2	9.750%	08/01/18		2,494	2,889,923
Seagate HDD Cayman (Cayman Islands), Gtd. Notes(e)	Ba1	7.000%	11/01/21		4,002	4,292,145
Seagate HDD Cayman (Cayman Islands), Gtd. Notes	Ba1	7.750%	12/15/18		3,500	3,845,625
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba1	6.800%	10/01/16		2,000	2,240,000
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A	Baa3	10.000%	05/01/14		2,505	2,696,006
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A(e)	B2	6.500%	05/15/19		8,131	8,659,515
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A(e)	Caa1	9.750%	01/15/19		11,540	12,434,350
STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A	Ba1	7.500%	08/12/15		1,400	1,491,000
SunGard Data Systems, Inc., Gtd. Notes, 144A(e)	Caa1	6.625%	11/01/19		2,675	2,735,188
Syniverse Holdings, Inc., Gtd. Notes (original cost $4,931,038; purchased 12/22/10-01/07/11)(c)(d)	Caa1	9.125%	01/15/19		4,830	5,156,025
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	Caa1	8.125%	06/15/18		3,450	3,562,125

SEE NOTES TO FINANCIAL STATEMENTS.

A114

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Technology (continued)
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes, PIK	Caa1	9.625%	06/15/18	$	11,050	$11,685,375
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes(e)	B2	11.375%	06/15/18		6,946	8,092,090

						257,928,453

Telecommunications — 5.1%
Brightstar Corp., Gtd. Notes, 144A (original cost $6,940,850; purchased 11/23/10-06/13/12)(c)(d)	B1	9.500%	12/01/16		6,845	7,289,925
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	B3	12.000%	12/01/15		5,475	5,858,250
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	B3	12.000%	12/01/15		8,670	9,320,250
Cricket Communications, Inc., Sr. Sec’d. Notes(e)	Ba2	7.750%	05/15/16		2,500	2,646,875
Crown Castle International Corp., Sr. Unsec’d. Notes, 144A(e)	B1	5.250%	01/15/23		3,350	3,584,500
Digicel Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A(e)	Caa1	8.250%	09/30/20		6,400	7,040,000
Digicel Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	Caa1	10.500%	04/15/18		2,500	2,750,000
Eileme 2 AB (Sweden), Sr. Sec’d. Notes, 144A(e)	B3	11.625%	01/31/20		6,315	7,356,975
Frontier Communications Corp., Sr. Unsec’d. Notes(e)	Ba2	7.125%	01/15/23		2,425	2,570,500
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.250%	05/01/14		8	8,620
Frontier Communications Corp., Sr. Unsec’d. Notes(e)	Ba2	8.750%	04/15/22		4,400	5,104,000
Frontier Communications Corp., Sr. Unsec’d. Notes(e)	Ba2	9.250%	07/01/21		1,850	2,169,125
Level 3 Financing, Inc., Gtd. Notes, 144A	B3	7.000%	06/01/20		3,625	3,788,125
Level 3 Financing, Inc., Gtd. Notes(e)	B3	8.125%	07/01/19		1,275	1,389,750
Level 3 Financing, Inc., Gtd. Notes(e)	B3	8.625%	07/15/20		2,250	2,497,500
Level 3 Financing, Inc., Gtd. Notes(e)	B3	9.375%	04/01/19		500	558,750
MetroPCS Wireless, Inc., Gtd. Notes(e)	B2	6.625%	11/15/20		350	371,875
MetroPCS Wireless, Inc., Gtd. Notes(e)	B2	7.875%	09/01/18		4,350	4,708,875
NII Capital Corp., Gtd. Notes	B2	7.625%	04/01/21		4,233	3,206,497
Northwestern Bell Telephone, Sr. Unsec’d. Notes(e)	Baa3	7.750%	05/01/30		750	776,775
Qwest Communications International, Inc., Gtd. Notes	Baa3	7.125%	04/01/18		1,450	1,512,934
Sprint Capital Corp., Gtd. Notes	B3	6.875%	11/15/28		7,395	7,690,800
Sprint Capital Corp., Gtd. Notes	B3	6.900%	05/01/19		9,625	10,491,250
Sprint Nextel Corp., Gtd. Notes, 144A(e)	Ba3	7.000%	03/01/20		4,225	4,911,563
Sprint Nextel Corp., Gtd. Notes, 144A	Ba3	9.000%	11/15/18		1,575	1,945,125
Sprint Nextel Corp., Sr. Unsec’d. Notes(e)	B3	6.000%	12/01/16		1,645	1,788,937
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	7.000%	08/15/20		2,075	2,266,938
Sprint Nextel Corp., Sr. Unsec’d. Notes(e)	B3	9.125%	03/01/17		3,400	4,003,500
Wind Acquisition Finance SA (Luxembourg), Sec’d. Notes, 144A(e)	B3	11.750%	07/15/17		12,510	13,104,225
Wind Acquisition Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A(e)	Ba3	7.250%	02/15/18		4,400	4,455,000
Wind Acquisition Holdings Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A(e)	Caa1	12.250%	07/15/17		8,460	8,629,497
Windstream Corp., Gtd. Notes(e)	Ba3	7.000%	03/15/19		850	869,125
Windstream Corp., Gtd. Notes(e)	Ba3	7.500%	06/01/22		925	980,500
Windstream Corp., Gtd. Notes(e)	Ba3	7.500%	04/01/23		5,275	5,551,938
Windstream Corp., Gtd. Notes(e)	Ba3	7.750%	10/15/20		2,525	2,727,000

						143,925,499

TOTAL CORPORATE BONDS (cost $2,459,808,599)						2,590,364,311

					Shares
COMMON STOCKS — 0.1%
Cable
Adelphia Recovery Trust*(c)					500,000	500

Electric
NRG Energy, Inc.					772	17,748

SEE NOTES TO FINANCIAL STATEMENTS.

A115

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)		Shares	Value (Note 2)
Media & Entertainment
Dex One Corp.*(e)		182,429	$288,238
Virgin Media, Inc.(e)		8,521	313,147

			601,385

Pipelines & Other
SemGroup Corp. (Class A Stock)*		3,493	136,506

Technology — 0.1%
Xerox Corp.		137,561	938,166

Telecommunications
Netia SA (Poland)*		238,168	329,341

TOTAL COMMON STOCKS (cost $27,553,953)			2,023,646

PREFERRED STOCKS
Building Materials & Construction
New Millenium Homes LLC (cost $0; purchased 9/25/00)*(c)(d)		3,000	222,000

Cable
Adelphia Communications Corp., PIK, 13.000%*(c)		5,000	5

TOTAL PREFERRED STOCKS (cost $4,765)			222,005

	Expiration Date	Units
WARRANTS
Media & Entertainment
MediaNews Group, Inc. (cost $0; purchased 6/30/11)*(c)(d)	3/19/17	5,557	56

Pipelines & Other
SemGroup Corp.*	11/30/14	3,676	52,420

Telecommunications
Hawaiian Telcom Holdco, Inc.*	10/28/15	19,187	113,203

TOTAL WARRANTS (cost $320,316)			165,679

TOTAL LONG-TERM INVESTMENTS (cost $2,598,042,147)			2,705,768,210

		Shares
SHORT-TERM INVESTMENTS — 22.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (Note 4)(h)		520,804	4,807,024
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost 627,175,180; includes $541,542,680 of cash collateral received for securities on loan) (Note 4)(h)(i)		627,175,180	627,175,180

TOTAL SHORT-TERM INVESTMENTS (cost $632,121,254)			631,982,204

TOTAL INVESTMENTS — 117.5% (cost $3,230,163,401)			3,337,750,414
LIABILITIES IN EXCESS OF OTHER ASSETS(j) — (17.5)%			(495,910,983)

NET ASSETS — 100.0%			$2,841,839,431

SEE NOTES TO FINANCIAL STATEMENTS.

A116

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following abbreviations are used in the portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
ULC	Unlimited Liability Corporation

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard and Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(b)	Standard & Poor’s Rating.

(c)	Indicates a security that has been deemed illiquid.

(d)	Indicates a restricted security; the aggregate original cost of such securities is $141,696,554. The aggregate value of $148,277,127 is approximately 5.2% of net assets.

(e)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $528,726,902; cash collateral of $541,542,680 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(f)	Amount is actual; not rounded to thousands.

(g)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security. Such securities may be post maturity.

(h)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(i)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)	Implied Credit Spread at December 31, 2012(4) (Unaudited)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(1):
NRG Energy, Inc.	03/20/16	4.100%	$3,150	1.929%	$218,505	$—	$218,505	Goldman Sachs International

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)	Fair Value(2)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY.18.V1	06/20/17	5.000%	$4,950	$79,816	$(149,531)	$229,347	Barclays Bank PLC
CDX.NA.HY.18.V1	06/20/17	5.000%	12,870	207,520	(1,020,663)	1,228,183	Morgan Stanley Capital Services
CDX.NA.HY.18.V1	06/20/17	5.000%	19,800	319,262	(1,359,875)	1,679,137	Goldman Sachs International
CDX.NA.HY.19.V1	12/20/17	5.000%	6,000	18,318	10,834	7,484	Barclays Bank PLC

				$624,916	$(2,519,235)	$3,144,151

The Portfolio entered into credit default swaps as the protection seller on corporate issues and credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(2)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$12,684,553	$—
Residential Mortgage-Backed Securities	—	986,909	—
Bank Loans	—	79,006,749	17,933,125
Collateralized Mortgage Obligations	—	2,381,233	—
Corporate Bonds	—	2,572,760,065	17,604,246
Common Stocks	2,023,146	—	500
Preferred Stocks	—	—	222,005
Warrants	113,203	52,420	56
Affiliated Mutual Funds	631,982,204	—	—
Other Financial Instruments*
Credit Default Swap Agreements	—	3,362,656	—

Total	$634,118,553	$2,671,234,585	$35,759,932

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Non-Residential Mortgage-Backed Securities	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Warrants
Balance as of 12/31/11	$433,607	$—	$74,580	$500	$75,005	$56
Realized gain (loss)	—	5,651	(5,498,144)	—	—	—
Change in unrealized appreciation (depreciation)**	—	279,776	6,531,367	—	147,000	—
Purchases	—	18,435,000	6,711,945	—	—	—
Sales	—	(797,632)	(3,215,385)	—	—	—
Accrued discount/premium	—	10,330	1,561	—	—	—
Transfers into Level 3	—	—	12,998,322	—	—	—
Transfers out of Level 3	(433,607)	—	—	—	—	—

Balance as of 12/31/12	$—	$17,933,125	$17,604,246	$500	$222,005	$56

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $1,560,541 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were one non-residential mortgage-backed security transferred from Level 3 into Level 2 as a result of no longer using a single broker quote and two corporate bonds transferred into Level 3 as a result of using a single broker quote.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but not limited to, using prices provided by a single broker/dealer, the cost of the investment and prices of any recent transactions or bids/offers for such securities or any comparable securities.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Mutual Funds (including 19.1% of collateral received for securities on loan)	22.3%
Technology	10.6
Healthcare & Pharmaceutical	9.5
Capital Goods	6.3
Media & Entertainment	5.8
Energy – Other	5.7
Gaming	5.7
Cable	5.2
Telecommunications	5.1
Electric	4.8
Foods	4.5
Non-Captive Finance	4.5
Chemicals	4.1
Metals	4.1
Automotive	3.1
Retailers	2.5

Packaging	2.4%
Consumer	2.2
Building Materials & Construction	2.0
Aerospace & Defense	1.3
Pipelines & Other	1.3
Banking	1.1
Real Estate Investment Trusts	1.1
Lodging	1.0
Paper	0.6
Non-Residential Mortgage-Backed Securities	0.5
Brokerage	0.1
Collateralized Mortgage Obligations	0.1

117.5
Liabilities in excess of other assets	(17.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for swap agreements	$10,834	Premiums received for swap agreements	$2,530,069
Credit contracts	Unrealized appreciation on swap agreements	3,362,656	—	—
Equity contracts	Unaffiliated investments	165,679	—	—

Total		$3,539,169		$2,530,069

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Swaps
Credit contracts			$7,952,386

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Swaps	Warrants	Total
Credit contracts	$1,549,282	$—	$1,549,282
Equity contracts	—	98,284	98,284

Total	$1,549,282	$98,284	$1,647,566

For the year ended December 31, 2012, the Portfolio’s average notional amount for credit default swaps as writer was $57,476,000.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

HIGH YIELD BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $528,726,902:
Unaffiliated investments (cost $2,598,042,147)	$2,705,768,210
Affiliated investments (cost $632,121,254)	631,982,204
Cash	462,147
Dividends and interest receivable	48,772,247
Receivable for investments sold	5,052,897
Unrealized appreciation on swap agreements	3,362,656
Receivable for Series shares sold	39,243
Prepaid expenses	19,059
Premiums paid for swap agreements	10,834

Total Assets	3,395,469,497

LIABILITIES
Collateral for securities on loan	541,542,680
Payable for investments purchased	7,861,667
Premiums received for swap agreements	2,530,069
Management fee payable	1,317,736
Payable for Series shares repurchased	220,491
Accrued expenses and other liabilities	153,853
Deferred trustees’ fees	2,644
Affiliated transfer agent fee payable	926

Total Liabilities	553,630,066

NET ASSETS	$2,841,839,431

Net assets were comprised of:
Paid-in capital	$2,994,753,913
Retained earnings	(152,914,482)

Net assets, December 31, 2012	$2,841,839,431

Net asset value and redemption price per share, $2,841,839,431 / 539,948,410 outstanding shares of beneficial interest	$5.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$188,816,844
Affiliated income from securities loaned, net	1,483,890
Affiliated dividend income	382,461
Unaffiliated dividend income	24,752

190,707,947

EXPENSES
Management fee	13,939,450
Custodian’s fees and expenses	303,000
Shareholders’ reports	143,000
Audit fee	36,000
Trustees’ fees	34,000
Insurance expenses	24,000
Legal fees and expenses	14,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	10,450

Total expenses	14,519,900

NET INVESTMENT INCOME	176,188,047

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investment transactions	30,762,606
Swap agreement transactions	7,952,386

38,714,992

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $191,578)	122,324,288
Swap agreements	1,549,282

123,873,570

NET GAIN ON INVESTMENTS	162,588,562

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$338,776,609

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$176,188,047	$162,933,632
Net realized gain on investment transactions	38,714,992	41,350,354
Net change in unrealized appreciation (depreciation) on investments	123,873,570	(96,047,509)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	338,776,609	108,236,477

DISTRIBUTIONS	(179,249,371)	(162,232,130)

SERIES SHARE TRANSACTIONS:
Series shares sold [85,281,012 and 4,310,527 shares, respectively]	436,199,039	21,838,181
Series shares issued in reinvestment of distributions [34,933,095 and 32,541,377 shares, respectively]	179,249,371	162,232,130
Series shares repurchased [17,785,446 and 22,320,117 shares, respectively]	(91,535,916)	(112,834,788)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	523,912,494	71,235,523

TOTAL INCREASE IN NET ASSETS	683,439,732	17,239,870
NET ASSETS:
Beginning of year	2,158,399,699	2,141,159,829

End of year	$2,841,839,431	$2,158,399,699

SEE NOTES TO FINANCIAL STATEMENTS.

A120

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 99.6%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 5.8%
Boeing Co. (The)	287,067	$21,633,369
Precision Castparts Corp.	168,577	31,931,855
United Technologies Corp.	230,190	18,877,882

		72,443,106

Biotechnology — 5.3%
Alexion Pharmaceuticals, Inc.*	196,931	18,474,097
Biogen Idec, Inc.*	123,584	18,126,065
Gilead Sciences, Inc.*	194,223	14,265,680
Vertex Pharmaceuticals, Inc.*	355,437	14,907,028

		65,772,870

Capital Markets — 2.7%
Goldman Sachs Group, Inc. (The)	146,209	18,650,420
Morgan Stanley	807,698	15,443,186

		34,093,606

Chemicals — 1.9%
Monsanto Co.	246,054	23,289,011

Communications Equipment — 0.8%
QUALCOMM, Inc.	153,179	9,500,162

Computers & Peripherals — 8.2%
Apple, Inc.	143,126	76,290,452
EMC Corp.*	1,005,828	25,447,448

		101,737,900

Electrical Equipment — 0.6%
Roper Industries, Inc.	64,225	7,159,803

Energy Equipment & Services — 0.8%
Schlumberger Ltd.	137,464	9,524,881

Food & Staples Retailing — 3.5%
Costco Wholesale Corp.	241,369	23,840,016
Whole Foods Market, Inc.	212,911	19,445,162

		43,285,178

Food Products — 1.0%
Mondelez International, Inc. (Class A Stock)	504,247	12,843,171

Healthcare Providers & Services — 2.6%
Express Scripts Holding Co.*	365,974	19,762,596
UnitedHealth Group, Inc.	223,605	12,128,335

		31,890,931

Hotels, Restaurants & Leisure — 4.1%
Chipotle Mexican Grill, Inc.*(a)	45,520	13,540,379
Dunkin’ Brands Group, Inc.(a)	408,241	13,545,436
Starbucks Corp.	115,370	6,186,140
Yum! Brands, Inc.	278,932	18,521,085

		51,793,040

Internet & Catalog Retail — 4.6%
Amazon.com, Inc.*	149,775	37,614,494
priceline.com, Inc.*	31,607	19,634,268

		57,248,762

Internet Software & Services — 10.0%
Baidu, Inc. (China), ADR*(a)	134,100	13,448,889
eBay, Inc.*	268,053	13,676,064
Facebook, Inc. (Class A Stock)*	517,946	13,792,902

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Google, Inc. (Class A Stock)*	62,628	$44,426,424
LinkedIn Corp. (Class A Stock)*	165,813	19,038,649
Rackspace Hosting, Inc.*(a)	170,299	12,648,107
Tencent Holdings Ltd. (China)	189,824	6,225,602
Youku Tudou, Inc. (China), ADR*(a)	56,760	1,035,302

		124,291,939

IT Services — 8.0%
International Business Machines Corp.	121,434	23,260,683
Mastercard, Inc. (Class A Stock)	90,748	44,582,677
Teradata Corp.*	102,999	6,374,608
Visa, Inc. (Class A Stock)	168,570	25,551,841

		99,769,809

Life Sciences Tools & Services — 0.8%
Illumina, Inc.*(a)	183,019	10,174,026

Media — 1.5%
Walt Disney Co. (The)	386,744	19,255,984

Multiline Retail — 0.5%
Family Dollar Stores, Inc.	100,824	6,393,250

Oil, Gas & Consumable Fuels — 2.0%
Concho Resources, Inc.*	180,685	14,555,983
EOG Resources, Inc.	91,087	11,002,399

		25,558,382

Personal Products — 1.7%
Estee Lauder Cos., Inc. (The) (Class A Stock)	351,099	21,016,786

Pharmaceuticals — 7.2%
Abbott Laboratories	177,054	11,597,037
Allergan, Inc.	203,665	18,682,191
Bristol-Myers Squibb Co.	302,061	9,844,168
Novo Nordisk A/S (Denmark), ADR	123,648	20,180,590
Perrigo Co.	94,528	9,833,748
Shire PLC (Ireland), ADR	210,380	19,392,828

		89,530,562

Real Estate Investment Trusts — 1.9%
American Tower Corp.	312,847	24,173,688

Road & Rail — 2.3%
Canadian Pacific Railway Ltd.	25,096	2,550,256
Kansas City Southern	76,128	6,355,165
Union Pacific Corp.	153,349	19,279,036

		28,184,457

Semiconductors & Semiconductor Equipment — 2.7%
ARM Holdings PLC (United Kingdom), ADR(a)	322,187	12,188,334
Avago Technologies Ltd. (Class A Stock)	313,976	9,940,480
Broadcom Corp. (Class A Stock)	350,628	11,644,356

		33,773,170

Software — 6.5%
Intuit, Inc.	205,702	12,239,269
Red Hat, Inc.*	324,878	17,205,539
Salesforce.com, Inc.*(a)	149,863	25,191,970
Splunk, Inc.*(a)	157,956	4,583,883

SEE NOTES TO FINANCIAL STATEMENTS.

A121

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
VMware, Inc. (Class A Stock)*	192,555	$18,127,128
Workday, Inc. (Class A Stock)*(a)	72,230	3,936,535

		81,284,324

Specialty Retail — 4.2%
Inditex SA (Spain)	215,987	30,347,705
TJX Cos., Inc.	527,279	22,382,993

		52,730,698

Textiles, Apparel & Luxury Goods — 7.3%
Burberry Group PLC (United Kingdom)	352,050	7,076,759
Coach, Inc.(a)	312,908	17,369,523
Lululemon Athletica, Inc.*(a)	212,581	16,205,050
Luxottica Group SpA (Italy)	119,901	4,948,922
NIKE, Inc. (Class B Stock)	516,402	26,646,343
Ralph Lauren Corp.	128,515	19,266,969

		91,513,566

Wireless Telecommunication Services — 1.1%
Crown Castle International Corp.*	193,612	13,971,042

TOTAL LONG-TERM INVESTMENTS (cost $837,539,857)		1,242,204,104

SHORT-TERM INVESTMENT — 9.3%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $116,054,487; includes 109,024,249 of cash collateral received for securities on loan (Note 4)(b)(c)	116,054,487	116,054,487

TOTAL INVESTMENTS — 108.9% (cost $953,594,344)		1,358,258,591
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.9)%		(111,398,602)

NET ASSETS — 100.0%		$1,246,859,989

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $108,995,814; cash collateral of $109,024,249 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,193,605,116	$48,598,988	$—
Affiliated Money Market Mutual Fund	116,054,487	—	—

Total	$1,309,659,603	$48,598,988	$—

Fair value of Level 2 investments at December 31, 2011 was $0. An amount of $24,391,725 was transferred into Level 2 from Level 1 at December 31, 2012 as a result of fair valuing such foreign securities using third party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 was as follows:

Internet Software & Services	10.0%
Affiliated Money Market Mutual Fund (including 8.7% of collateral received for securities on loan)	9.3
Computers & Peripherals	8.2
IT Services	8.0
Textiles, Apparel & Luxury Goods	7.3
Pharmaceuticals	7.2
Software	6.5
Aerospace & Defense	5.8
Biotechnology	5.3
Internet & Catalog Retail	4.6
Specialty Retail	4.2
Hotels, Restaurants & Leisure	4.1
Food & Staples Retailing	3.5
Capital Markets	2.7
Semiconductors & Semiconductor Equipment	2.7
Healthcare Providers & Services	2.6
Road & Rail	2.3
Oil, Gas & Consumable Fuels	2.0
Chemicals	1.9
Real Estate Investment Trusts	1.9
Personal Products	1.7
Media	1.5
Wireless Telecommunication Services	1.1
Food Products	1.0
Communications Equipment	0.8
Energy Equipment & Services	0.8
Life Sciences Tools & Services	0.8
Electrical Equipment	0.6
Multiline Retail	0.5

108.9
Liabilities in excess of other assets	(8.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A123

JENNISON PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $108,995,814:
Unaffiliated investments (cost $837,539,857)	$1,242,204,104
Affiliated investments (cost $116,054,487)	116,054,487
Receivable for investments sold	763,939
Dividends and interest receivable	266,911
Foreign tax reclaim receivable	124,887
Receivable for Series shares sold	92,335
Prepaid expenses	8,555

Total Assets	1,359,515,218

LIABILITIES
Collateral for securities on loan	109,024,249
Payable for investments purchased	2,604,367
Management fee payable	630,613
Payable for Series shares repurchased	211,272
Accrued expenses and other liabilities	127,276
Payable to custodian	44,047
Distribution fee payable	7,120
Administration fee payable	4,360
Deferred trustees’ fees	999
Affiliated transfer agent fee payable	926

Total Liabilities	112,655,229

NET ASSETS	$1,246,859,989

Net assets were comprised of:
Paid-in capital	$1,422,628,893
Retained earnings	(175,768,904)

Net assets, December 31, 2012	$1,246,859,989

Class I:
Net asset value and redemption price per share, $1,213,268,416 / 44,974,083 outstanding shares of beneficial interest	$26.98

Class II:
Net asset value and redemption price per share, $33,591,573 / 1,268,064 outstanding shares of beneficial interest	$26.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Dividend income (net of foreign withholding taxes of $189,292)	$13,110,105
Affiliated income from securities loaned, net	200,687
Affiliated dividend income	22,812

13,333,604

EXPENSES
Management fee	7,591,775
Distribution fee—Class II	87,836
Administration fee—Class II	52,702
Shareholders’ reports	192,000
Custodian’s fees and expenses	138,000
Trustees’ fees	22,000
Audit fee	20,000
Legal fees and expenses	14,000
Insurance expenses	13,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 8)	68
Miscellaneous	10,857

Total expenses	8,159,238

NET INVESTMENT INCOME	5,174,366

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	102,760,084
Foreign currency transactions	(37,343)

102,722,741

Net change in unrealized appreciation (depreciation) on:
Investments	76,847,481
Foreign currencies	(35)

76,847,446

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	179,570,187

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$184,744,553

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,174,366	$1,934,488
Net realized gain on investments and foreign currencies	102,722,741	127,125,705
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	76,847,446	(112,345,448)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	184,744,553	16,714,745

DISTRIBUTIONS:
Class I	(1,936,533)	(3,609,872)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	39,290,312	30,590,229
Series shares issued in reinvestment of distributions	1,936,533	3,609,872
Series shares repurchased	(135,434,311)	(284,374,219)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(94,207,466)	(250,174,118)

TOTAL INCREASE (DECREASE) IN NET ASSETS	88,600,554	(237,069,245)
NET ASSETS:
Beginning of year	1,158,259,435	1,395,328,680

End of year	$1,246,859,989	$1,158,259,435

SEE NOTES TO FINANCIAL STATEMENTS.

A124

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)
Certificates of Deposit — 13.3%
Bank of Montreal	0.210%	01/07/13	$	6,000	$6,000,000
Bank of Nova Scotia(a)	0.339%	10/16/13		5,000	5,000,434
Bank of Nova Scotia(a)	0.433%	01/11/13		3,000	2,999,964
Bank of Tokyo-Mitsubishi UFJ Ltd.	0.170%	01/02/13		8,000	8,000,000
Canadian Imperial Bank of Commerce(a)	0.373%	01/30/13		6,000	6,000,000
Chase Bank USA NA	0.220%	03/06/13		6,000	6,000,000
Credit Suisse (NY Branch)(a)	0.713%	01/30/13		6,000	6,000,000
Credit Suisse (NY Branch)(a)	0.815%	07/25/13		2,000	2,000,000
Deutsche Bank AG	0.210%	01/08/13		7,000	7,000,000
DNB Bank ASA	0.240%	01/02/13		6,000	6,000,000
DNB Bank ASA(a)	0.332%	02/08/13		2,000	2,000,151
Lloyds TSB Bank PLC	0.710%	01/14/13		1,000	1,000,166
Nordea Bank Finland PLC	0.240%	02/05/13		7,000	7,000,000
Norinchukin Bank (NY Branch)	0.200%	01/02/13		3,000	3,000,000
Rabobank Nederland (NY Branch)(a)	0.463%	05/02/13		7,000	6,999,884
Rabobank Nederland (NY Branch)	0.520%	01/11/13		2,500	2,500,201
Royal Bank of Canada (NY Branch)(a)	0.397%	07/11/13		8,000	8,000,000
Societe Generale	0.240%	01/04/13		6,000	6,000,000
State Street Bank & Trust Co.	0.200%	01/02/13		7,000	7,000,000
Sumitomo Mitsui Banking Corp.	0.260%	03/12/13		3,000	3,000,000
Svenska Handelsbanken AB	0.245%	01/22/13		2,000	2,000,000
Svenska Handelsbanken AB	0.245%	01/25/13		8,000	8,000,027
Toronto Dominion Bank(a)	0.314%	07/26/13		7,000	7,000,000
Westpac Banking Corp.(a)	0.310%	02/11/13		1,700	1,699,989

					120,200,816

Commercial Paper — 12.6%
ABN AMRO Funding USA LLC, 144A(b)	0.451%	01/03/13		5,000	4,999,875
ABN AMRO Funding USA LLC, 144A(b)	0.481%	01/16/13		2,000	1,999,600
BASF AG, 144A(b)	0.170%	01/29/13		2,000	1,999,736
BHP Billiton Finance (USA) Ltd., 144A(b)	0.170%	01/29/13		1,000	999,868
BHP Billiton Finance (USA) Ltd., 144A(b)	0.170%	01/30/13		3,000	2,999,589
BHP Billiton Finance (USA) Ltd., 144A(b)	0.200%	03/06/13		3,000	2,998,933
Commonwealth Bank of Australia, 144A(b)	0.230%	01/25/13		5,000	4,999,233
Credit Agricole North America, Inc.(b)	0.300%	02/04/13		7,000	6,998,017
DNB Bank ASA, 144A(a)	0.459%	09/20/13		8,000	8,000,000
Electricite de France, 144A(b)	0.430%	01/03/13		2,000	1,999,952
Electricite de France, 144A(b)	0.430%	01/11/13		6,000	5,999,283
GDF Suez, 144A(b)	0.270%	01/28/13		7,000	6,998,582
HSBC USA, Inc.(b)	0.260%	02/12/13		6,000	5,998,180
HSBC USA, Inc.(b)	0.260%	02/26/13		3,000	2,998,787
International Bank Reconstruction & Development(b)	0.150%	02/05/13		6,000	5,999,125
International Finance Corp.(b)	0.135%	01/14/13		3,000	2,999,854
International Finance Corp.(b)	0.135%	01/23/13		2,000	1,999,835
International Finance Corp.(b)	0.170%	01/10/13		3,000	2,999,873
JPMorgan Chase & Co.(a)	0.362%	03/11/13		8,000	8,000,000
National Australia Funding Delaware, Inc., 144A(b)	0.200%	01/28/13		4,000	3,999,400
Reckitt Benckiser Treasury, 144A(b)	0.200%	03/11/13		2,000	1,999,233
Skandinaviska Enskilda Banken AB, 144A(b)	0.245%	01/22/13		2,000	1,999,714
Skandinaviska Enskilda Banken AB, 144A(b)	0.260%	02/19/13		5,000	4,998,231
State Street Corp.(b)	0.200%	03/05/13		6,000	5,997,900
Swedbank AB(b)	0.275%	02/26/13		4,000	3,998,289
U.S. Bank National Association	0.150%	01/25/13		9,000	9,000,000

					113,981,089

Other Corporate Obligations — 3.9%
BlackRock, Inc., Sr. Unsec’d. Notes(a)	0.612%	05/24/13		6,500	6,508,212
General Electric Co., Sr. Unsec’d. Notes	5.000%	02/01/13		1,077	1,081,213
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN(a)	0.490%	07/15/13		1,000	1,000,914

SEE NOTES TO FINANCIAL STATEMENTS.

A125

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)
Other Corporate Obligations (continued)
Metlife Institutional Funding II, Sec’d. Notes, 144A(a)	0.605%	04/03/13	$	10,000	$10,000,000
Metropolitan Life Global Funding I, Sec’d. Notes, 144A	2.500%	01/11/13		1,000	1,000,579
Royal Bank of Canada, Sr. Unsec’d. Notes(a)	0.461%	03/08/13		1,000	1,000,299
Toyota Motor Credit Corp., Unsec’d. Notes, MTN(a)	0.311%	12/09/13		4,000	4,000,000
Toyota Motor Credit Corp., Unsec’d. Notes, MTN(a)	0.505%	04/03/13		3,500	3,500,000
Wachovia Corp., Sr. Unsec’d. Notes, MTN(a)	2.083%	05/01/13		4,000	4,022,573
Wells Fargo & Co., Sr. Unsec’d. Notes	4.375%	01/31/13		3,000	3,009,655

					35,123,445

Time Deposit — 1.5%
U.S. Bank National Association	0.150%	01/02/13		14,000	14,000,000

U.S. Government Agencies — 46.4%
Federal Farm Credit Bank(a)	0.150%	09/19/13		4,000	3,999,710
Federal Home Loan Bank(a)	0.090%	12/11/13		6,000	5,992,956
Federal Home Loan Bank(a)	0.100%	08/13/13		1,000	999,724
Federal Home Loan Bank(b)	0.110%	01/17/13		9,000	8,999,560
Federal Home Loan Bank(b)	0.120%	01/14/13		4,000	3,999,827
Federal Home Loan Bank(b)	0.120%	01/15/13		2,000	1,999,907
Federal Home Loan Bank(b)	0.120%	02/04/13		4,000	3,999,547
Federal Home Loan Bank(b)	0.120%	02/08/13		6,000	5,999,240
Federal Home Loan Bank(b)	0.120%	02/26/13		3,000	2,999,440
Federal Home Loan Bank(b)	0.120%	04/02/13		4,000	3,998,787
Federal Home Loan Bank(b)	0.126%	03/01/13		13,000	12,997,312
Federal Home Loan Bank(a)	0.129%	09/19/13		9,000	8,998,291
Federal Home Loan Bank(b)	0.137%	02/01/13		8,000	7,999,060
Federal Home Loan Bank(b)	0.138%	01/11/13		10,000	9,999,618
Federal Home Loan Bank(b)	0.138%	02/06/13		10,000	9,998,620
Federal Home Loan Bank(b)	0.139%	01/16/13		9,000	8,999,479
Federal Home Loan Bank(b)	0.139%	01/25/13		13,000	12,998,793
Federal Home Loan Bank(b)	0.140%	01/09/13		29,000	28,999,098
Federal Home Loan Bank(b)	0.140%	02/15/13		6,000	5,998,950
Federal Home Loan Bank(b)	0.145%	01/18/13		3,000	2,999,795
Federal Home Loan Bank(b)	0.146%	01/23/13		10,000	9,999,108
Federal Home Loan Bank(b)	0.150%	01/04/13		6,000	5,999,925
Federal Home Loan Bank(b)	0.150%	02/20/13		3,000	2,999,375
Federal Home Loan Bank(a)	0.154%	04/04/13		3,000	2,999,619
Federal Home Loan Bank	0.160%	02/08/13		5,000	4,999,717
Federal Home Loan Bank(a)	0.160%	11/26/13		5,000	4,999,091
Federal Home Loan Bank(a)	0.175%	11/13/13		4,000	4,000,000
Federal Home Loan Bank(a)	0.180%	11/26/13		5,000	5,000,000
Federal Home Loan Bank(a)	0.195%	04/25/13		5,000	5,000,000
Federal Home Loan Bank	0.210%	01/08/13		4,000	4,000,045
Federal Home Loan Mortgage Corp.(b)	0.100%	04/09/13		3,000	2,999,183
Federal Home Loan Mortgage Corp.(b)	0.120%	01/08/13		5,000	4,999,883
Federal Home Loan Mortgage Corp.(b).	0.120%	01/15/13		9,000	8,999,580
Federal Home Loan Mortgage Corp.(b).	0.120%	01/29/13		9,000	8,999,160
Federal Home Loan Mortgage Corp.(b)	0.130%	02/11/13		4,000	3,999,408
Federal Home Loan Mortgage Corp.(b).	0.130%	02/12/13		5,000	4,999,242
Federal Home Loan Mortgage Corp.(b)	0.140%	02/20/13		5,000	4,999,028
Federal Home Loan Mortgage Corp.(b)	0.150%	01/09/13		9,000	8,999,700
Federal Home Loan Mortgage Corp.(b)	0.150%	02/04/13		4,000	3,999,433
Federal Home Loan Mortgage Corp.(b)	0.150%	02/19/13		4,000	3,999,183
Federal Home Loan Mortgage Corp.(b)	0.150%	02/26/13		5,000	4,998,833
Federal Home Loan Mortgage Corp.(b)	0.150%	03/19/13		3,000	2,999,037
Federal Home Loan Mortgage Corp.(b)	0.150%	03/26/13		14,000	13,995,100
Federal Home Loan Mortgage Corp.(b)	0.150%	04/02/13		6,000	5,997,725
Federal Home Loan Mortgage Corp.(a)	0.151%	09/13/13		25,000	24,995,692
Federal Home Loan Mortgage Corp.(a)	0.159%	06/17/13		2,000	2,000,009

SEE NOTES TO FINANCIAL STATEMENTS.

A126

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)
U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.(b)	0.160%	04/16/13	$	4,000	$3,998,133
Federal Home Loan Mortgage Corp.(b)	0.160%	04/18/13		9,000	8,995,720
Federal Home Loan Mortgage Corp.(b)	0.162%	06/25/13		4,000	3,996,889
Federal Home Loan Mortgage Corp.(a)	0.163%	05/06/13		2,000	1,999,865
Federal Home Loan Mortgage Corp.(a)	0.164%	06/03/13		1,000	1,000,002
Federal Home Loan Mortgage Corp.(b)	0.170%	01/07/13		4,000	3,999,887
Federal Home Loan Mortgage Corp., MTN	1.375%	01/09/13		7,000	7,001,819
Federal National Mortgage Association(b)	0.129%	01/14/13		9,000	8,999,581
Federal National Mortgage Association(b)	0.135%	02/19/13		10,000	9,998,162
Federal National Mortgage Association(b)	0.150%	02/13/13		4,000	3,999,283
Federal National Mortgage Association(b)	0.150%	02/14/13		10,000	9,998,167
Federal National Mortgage Association(b)	0.150%	04/01/13		11,000	10,995,875
Federal National Mortgage Association(b)	0.154%	05/01/13		8,000	7,995,900
Federal National Mortgage Association(b)	0.170%	01/08/13		5,000	4,999,835
Federal National Mortgage Association(b)	0.170%	01/23/13		7,000	6,999,273
Federal National Mortgage Association(b)	0.177%	01/09/13		9,000	8,999,646

					418,932,827

U.S. Treasury Securities — 4.0%
U.S. Treasury Bill(b)	0.099%	01/24/13		13,000	12,999,177
U.S. Treasury Bill(b)	0.113%	01/31/13		6,000	5,999,438
U.S. Treasury Note	1.375%	01/15/13		13,000	13,006,024
U.S. Treasury Note	2.875%	01/31/13		4,000	4,008,776

					36,013,415

Repurchase Agreements(c) — 17.7%
BNP Paribas Securities Corp., 0.190%, dated 12/31/12, due 01/07/13 in the amount of $15,000,554 (cost $15,000,000).	0.190%	01/07/13		15,000	15,000,000
BNP Paribas Securities Corp., 0.200%, dated 12/26/12, due 01/02/13 in the amount of $18,000,700 (cost $18,000,000).	0.200%	01/02/13		18,000	18,000,000
Credit Suisse Securities Corp., 0.240%, dated 11/23/12, due 01/07/13 in the amount of $11,003,300 (cost $11,000,000)	0.240%	01/07/13		11,000	11,000,000
Goldman Sachs & Co., 0.250%, dated 11/30/12, due 01/07/13 in the amount of $5,001,319 (cost $5,000,000)	0.250%	01/07/13		5,000	5,000,000
Goldman Sachs & Co. 0.260%, dated 11/21/12, due 01/22/13 in the amount of $11,004,925 (cost $11,000,000)(d)	0.260%	01/22/13		11,000	11,000,000
HSBC Securities (USA), Inc., 0.220%, dated 12/31/12, due 01/02/13 in the amount of $34,183,418 (cost $34,183,000).	0.220%	01/02/13		34,183	34,183,000
JPMorgan Securities, Inc. 0.200%, dated 12/13/12, due 01/14/13 in the amount of $6,001,067 (cost $6,000,000)(d)	0.200%	01/14/13		6,000	6,000,000
RBS Securities, Inc., 0.180%, dated 12/28/12, due 01/04/13 in the amount of $15,000,525 (cost $15,000,000)	0.180%	01/04/13		15,000	15,000,000
UBS Securities LLC., 0.250%, dated 12/31/12, due 01/02/13 in the amount of $45,000,625 (cost $45,000,000)	0.250%	01/02/13		45,000	45,000,000

					160,183,000

TOTAL INVESTMENTS — 99.4% (amortized cost $898,434,592)					898,434,592
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%					5,042,424

NET ASSETS — 100.0%					$903,477,016

SEE NOTES TO FINANCIAL STATEMENTS.

A127

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(b)	Rate quoted represents yield-to-maturity as of purchase date.

(c)	Repurchase Agreements are collateralized by FHLMC (coupon 3.00%-6.50%, maturity dates 09/01/21-08/01/41), FNMA (coupon rates 3.00%-6.50%, maturity dates 06/01/17-01/01/43), GNMA (coupon rates 3.50%-7.00%, maturity dates 05/20/26-09/20/42) and U.S. Treasury Securities (coupon rates 1.00%-1.875%, maturity dates 08/31/16-08/31/17), with the aggregate value, including accrued interest, of $163,393,675.

(d)	Indicates a security that has been deemed illiquid.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$120,200,816	$—
Commercial Paper	—	113,981,089	—
Other Corporate Obligations	—	35,123,445	—
Time Deposit	—	14,000,000	—
U.S. Government Agencies	—	418,932,827	—
U.S. Treasury Securities	—	36,013,415	—
Repurchase Agreements	—	160,183,000	—

Total	$—	$898,434,592	$—

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 was as follows:

U.S. Government Agencies	46.4%
Repurchase Agreements	17.7
Certificates of Deposit	13.3
Commercial Paper	12.6
U.S. Treasury Securities	4.0
Other Corporate Obligations	3.9
Time Deposit	1.5

99.4
Other assets in excess of liabilities	0.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A128

MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at amortized cost which approximates fair value	$898,434,592
Cash	3,076
Receivable for Series shares sold	5,585,790
Interest receivable	405,256
Prepaid expenses	6,802

Total Assets	904,435,516

LIABILITIES
Payable for Series shares repurchased	694,111
Accrued expenses and other liabilities	141,132
Management fee payable	122,331
Affiliated transfer agent fee payable	926

Total Liabilities	958,500

NET ASSETS	$903,477,016

Net assets were comprised of:
Paid-in capital	$903,477,016

Net assets, December 31, 2012	$903,477,016

Net asset value and redemption price per share, $903,477,016 / 90,344,719 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest	$2,138,374

EXPENSES
Management fee	3,883,883
Shareholders’ reports	160,000
Custodian’s fees and expenses	150,000
Trustees’ fees	20,000
Audit fee	20,000
Legal fees and expenses	12,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Insurance expenses	10,000
Miscellaneous	9,483

Total expenses	4,277,366
Less: Management fee waiver (Note 3)	(2,238,233)

Net expenses	2,039,133

NET INVESTMENT INCOME	99,241

NET REALIZED GAIN ON INVESTMENT TRANSACTIONS	22,568

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,809

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$99,241	$212,331
Net realized gain on investments transactions	22,568	21,156

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	121,809	233,487

DISTRIBUTIONS	(121,809)	(233,487)

SERIES SHARE TRANSACTIONS:
Series shares sold [17,733,417 and 20,814,304 shares, respectively]	177,334,172	208,143,040
Series shares issued in reinvestment of distributions [12,187 and 23,339 shares, respectively]	121,809	233,487
Series shares repurchased [28,997,164 and 31,944,588 shares, respectively]	(289,971,640)	(319,445,880)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(112,515,659)	(111,069,353)

TOTAL DECREASE IN NET ASSETS	(112,515,659)	(111,069,353)
NET ASSETS:
Beginning of year	1,015,992,675	1,127,062,028

End of year	$903,477,016	$1,015,992,675

SEE NOTES TO FINANCIAL STATEMENTS.

A129

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS — 96.1%	Shares	Value (Note 2)
Chemicals — 1.1%
Mosaic Co. (The)	164,490	$9,315,069

Construction Materials — 1.9%
Holcim Ltd. (Switzerland)	7,284	536,504
PT Indocement Tunggal Prakarsa Tbk (Indonesia)	3,066,679	7,163,898
PT Semen Gresik Persero Tbk (Indonesia)	4,472,511	7,387,784
Vulcan Materials Co.	14,719	766,124

		15,854,310

Energy Equipment & Services — 22.2%
Baker Hughes, Inc.	9,184	375,075
Cameron International Corp.*	524,973	29,639,976
Core Laboratories NV(a)	69,523	7,599,559
Dresser-Rand Group, Inc.*	240,867	13,522,273
Dril-Quip, Inc.*	259,815	18,979,486
Ensco PLC (Class A Stock)	213,457	12,653,731
FMC Technologies, Inc.*	268,785	11,512,062
Halliburton Co.	619,655	21,495,832
Helmerich & Payne, Inc.	169,864	9,514,083
Lufkin Industries, Inc.(a)	145,197	8,440,302
Nabors Industries Ltd.*	22,532	325,587
National Oilwell Varco, Inc.	304,173	20,790,225
Noble Corp.	12,845	447,263
Rowan Cos. PLC (Class A Stock)*(a)	371,482	11,616,242
Saipem SpA (Italy)	10,061	391,908
Schlumberger Ltd.	330,443	22,896,395
Superior Energy Services, Inc.*	19,163	397,057
Technip SA (France)	4,146	479,429
Tenaris SA (Luxembourg), ADR(a)	12,132	508,573
Weatherford International Ltd.*	33,389	373,623

		191,958,681

Food Products — 0.3%
Adecoagro SA*	256,842	2,178,020

Metals & Mining — 20.8%
African Rainbow Minerals Ltd. (South Africa)	302,040	6,802,961
Agnico-Eagle Mines Ltd.	8,389	440,087
Alacer Gold Corp.*	818,604	4,279,422
Alamos Gold, Inc. (Canada)	498,644	8,747,701
Alcoa, Inc.	46,244	401,398
Allegheny Technologies, Inc.	2,047	62,147
AXMIN, Inc. (Canada)*	155,620	21,121
B2Gold Corp. (Canada)*(a)	1,135,887	4,065,304
BHP Billiton Ltd. (Australia), ADR(a)	246,496	19,335,146
Cia de Minas Buenaventura SA (Peru), ADR	276,816	9,951,535
Cliffs Natural Resources, Inc.(a)	242,821	9,363,178
Detour Gold Corp. (Canada)*	197,292	4,936,763
Eldorado Gold Corp. (Canada)	942,051	12,122,502
First Quantum Minerals Ltd. (Canada)	592,878	13,059,171
First Uranium Corp. (South Africa)144A(b)	400,000	26,138
Freeport-McMoRan Copper & Gold, Inc.	211,620	7,237,404

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Goldcorp, Inc.	11,590	$425,353
IAMGOLD Corp. (Canada)	30,567	350,013
Ivanplats Ltd. (Canada), 144A*	433,900	2,181,060
Kinross Gold Corp.	713,454	6,934,773
Newcrest Mining Ltd. (Australia)	262,901	6,149,985
Newmont Mining Corp.	7,709	358,006
Northern Dynasty Minerals Ltd.*	399,636	1,262,850
Nucor Corp.	8,521	367,937
Pan American Silver Corp.	15,225	285,164
Platinum Group Metals Ltd.*(a)	1,234,422	1,007,288
Platmin Ltd., Private Placement (South Africa) (original cost $1,102,975; purchased 11/27/07)*(b)(c)	129,100	10,817
Randgold Resources Ltd. (Jersey Islands), ADR	152,115	15,097,414
Reliance Steel & Aluminum Co.	175,677	10,909,542
Rio Tinto PLC (United Kingdom), ADR(a)	236,802	13,755,828
Silver Wheaton Corp.	271,507	9,795,972
Southern Copper Corp.	135,059	5,113,334
Tahoe Resources, Inc.*	98,868	1,808,985
Tahoe Resources, Inc., 144A*	116,000	2,122,449
Teck Resources Ltd. (Canada) (Class B Stock)	3,509	127,526
United States Steel Corp.(a)	19,331	461,431
Xstrata PLC (Switzerland)	29,054	507,163

		179,884,868

Oil, Gas & Consumable Fuels — 49.8%
Africa Oil Corp. (Canada)*(a)	399,249	2,805,620
Africa Oil Corp., Private Placement (Canada) (original cost $334,415; purchased 12/06/12)*(b)(c)	42,762	288,454
Anadarko Petroleum Corp.	291,542	21,664,486
Apache Corp.	5,624	441,484
Bankers Petroleum Ltd. (Canada)*(a)	1,279,303	4,128,443
Berry Petroleum Co. (Class A Stock)	161,837	5,429,631
Bonanza Creek Energy, Inc.*	195,050	5,420,439
Cabot Oil & Gas Corp.	11,070	550,622
Cameco Corp. (Canada)	17,109	336,951
Canadian Oil Sands Ltd. (Canada)	21,118	428,220
Carrizo Oil & Gas, Inc.*(a)	268,426	5,615,472
Cheniere Energy, Inc.*(a)	414,704	7,788,141
Cimarex Energy Co.	193,904	11,194,078
Cobalt International Energy, Inc.*	584,928	14,365,832
Concho Resources, Inc.*	251,447	20,256,570
CONSOL Energy, Inc.	316,806	10,169,473
Continental Resources, Inc.*	6,642	488,121
Crescent Point Energy Corp. (Canada)	12,727	481,341
Denbury Resources, Inc.*	968,409	15,688,226
Devon Energy Corp.	8,538	444,317
Energy XXI Bermuda Ltd.	270,014	8,691,751
EOG Resources, Inc.	186,355	22,509,820

SEE NOTES TO FINANCIAL STATEMENTS.

A130

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
EQT Corp.	7,930	$467,711
Far East Energy Corp.*	4,866,388	267,651
FX Energy, Inc.*	199,243	818,889
Hess Corp.	10,049	532,195
HollyFrontier Corp.	354,165	16,486,381
Kodiak Oil & Gas Corp.*(a)	1,037,296	9,180,070
Kosmos Energy Ltd.*	377,522	4,662,397
Laredo Petroleum Holdings, Inc.*(a)	233,848	4,246,680
Marathon Oil Corp.	438,775	13,452,841
Marathon Petroleum Corp.	168,173	10,594,899
MEG Energy Corp. (Canada), 144A*	131,600	4,027,248
Murphy Oil Corp.	9,519	566,856
Newfield Exploration Co.*	301,698	8,079,472
Noble Energy, Inc.	277,272	28,209,653
Occidental Petroleum Corp.	146,525	11,225,280
OGX Petroleo e Gas Participacoes SA (Brazil)*	1,653,150	3,536,409
Oil Search Ltd. (Australia)	745,094	5,510,038
Pacific Rubiales Energy Corp. (Colombia)	275,243	6,394,758
PDC Energy, Inc.*(a)	213,553	7,092,095
Peabody Energy Corp.	6,029	160,432
Petroleo Brasileiro SA (Brazil), ADR	202,699	3,946,549
Pioneer Natural Resources Co.(a)	4,895	521,758
Plains Exploration & Production Co.*	2,505	117,585
PT Adaro Energy Tbk (Indonesia)	32,472,696	5,386,693
QGEP Participacoes SA (Brazil)	569,826	3,651,339
Quicksilver Resources, Inc.*(a)	808,410	2,312,053
Range Resources Corp.	137,010	8,608,338
Rosetta Resources, Inc.*	256,460	11,633,026
Royal Dutch Shell PLC (Netherlands), ADR	175,225	12,081,764
Sanchez Energy Corp.*(a)	273,087	4,915,566
Southwestern Energy Co.*	379,851	12,690,822
Suncor Energy, Inc.	533,460	17,593,511
Talisman Energy, Inc.	651,708	7,383,852
Trident Resources Corp., Private Placement (original cost $9,770,532; purchased 06/30/10)*(b)(c)	24,233	8,959,910
Tullow Oil PLC (United Kingdom)	542,069	11,300,794
Ultra Petroleum Corp.*(a)	20,895	378,826
Whiting Petroleum Corp.*	261,527	11,342,426
Williams Cos., Inc. (The)	323,616	10,595,188
Woodside Petroleum Ltd. (Australia)	12,060	429,760
Zodiac Exploration, Inc. (Canada)*(b)	4,820,909	484,660
Zodiac Exploration, Inc. — Reg D (Canada)*(b)	11,600,000	1,166,181

		430,200,048

TOTAL COMMON STOCKS (cost $630,153,165)		829,390,996

CONVERTIBLE PREFERRED STOCKS — 0.7	Shares	Value (Note 2)
Metals & Mining
Manabi SA, Private Placement (Brazil) (Class A Preferred), 144A (original cost $4,587,721; purchased 05/25/11)*(b)(c)	3,660	$4,503,909
Manabi SA, Private Placement (Brazil) (Class B Preferred), 144A (original cost $1,848,551; purchased 08/21/12)*(b)(c)	1,464	1,801,563

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $6,436,272)		6,305,472

RIGHT	Units
Oil, Gas & Consumable Fuels
Trident Resources Corp. CVR, Private Placement (original cost $0; purchased 06/30/10)*(b)(c)	9,007	—

WARRANT
Metals & Mining
Crystallex International Corp., Private Placement (Canada), expiring 11/04/14 (original cost $0; purchased 11/04/09)*(b)(c)	221,350	—

TOTAL LONG-TERM INVESTMENTS (cost $636,589,437)		835,696,468

SHORT-TERM INVESTMENT — 12.1%	Shares
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $104,187,543; includes $75,419,799 of cash collateral received for securities on loan) (Note 4)(d)(e)	104,187,543	104,187,543

TOTAL INVESTMENTS — 108.9% (cost $740,776,980)		939,884,011
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.9)%		(76,536,568)

NET ASSETS — 100.0%		$863,347,443

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVR	Contingent Value Rights
Reg D	Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $75,942,293; cash collateral of $75,419,799 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Indicates a security that has been deemed illiquid.

(c)	Indicates a restricted security; the aggregate original cost of such securities is $17,644,194. The aggregate value of $15,564,653 is approximately 1.8% of net assets.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$761,365,792	$58,766,023	$9,259,181
Convertible Preferred Stocks	—	—	6,305,472
Right	—	—	—
Warrant	—	—	—
Affiliated Money Market Mutual Fund	104,187,543	—	—

Total	$865,553,335	$58,766,023	$15,564,653

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Convertible Preferred Stocks
Balance as of 12/31/11	$11,958,216	$3,180,742
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)*	(3,033,450)	1,276,179
Purchases	334,415	1,848,551
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$9,259,181	$6,305,472

*	Of which $(1,757,271) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

Fair value of Level 2 investments at December 31, 2011 was $0. An amount of $66,655,278 was transferred from Level 1 into Level 2 at December 31, 2012 as a result of using other significant observable inputs such as quoted prices of similar securities for non-registered securities and as a result of fair valuing such foreign securities using third party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

Included in the table above, under Level 3 securities, are common and convertible preferred stocks and equity rights, that were fair valued using the last traded price or the original cost adjusted for daily changes in indices deemed directly or indirectly correlated to the security. For equity rights received through a bankruptcy distribution, the fair value is determined to be the residual value of the original bonds and other factors impacting the values of securities being issued pursuant to the reorganization. For the common stocks, convertible preferred stock and rights, the securities were private placement and therefore, the prices were a significant unobservable input. For certain warrants received in a private placement offering, the Manager has determined the fair value using the Black Scholes method with adjustment for volatility factor which is deemed to be a significant unobservable input.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Oil, Gas & Consumable Fuels	49.8%
Energy Equipment & Services	22.2
Metals & Mining	21.5
Affiliated Money Market Mutual Fund (including 8.7% of collateral received for securities on loan)	12.1
Construction Materials	1.9
Chemicals	1.1
Food Products	0.3

108.9
Liabilities in excess of other assets	(8.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

At December 31, 2012, the Portfolio held derivatives not accounted for as hedging instruments. These equity contracts have a fair value at December 31, 2012 of $0 and are presented in the Statement of Assets and Liabilities as such.

For the year ended December 31, 2012, the Portfolio did not have any realized gain or (loss) or change in unrealized appreciation or (depreciation) on derivatives recognized in income on the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $75,942,293:
Unaffiliated investments (cost $636,589,437)	$835,696,468
Affiliated investments (cost $104,187,543)	104,187,543
Cash	14,315
Foreign currency, at value (cost $12)	12
Dividends and interest receivable	152,385
Foreign tax reclaim receivable	125,870
Prepaid expenses	5,795
Receivable for Series shares sold	3,670

Total Assets	940,186,058

LIABILITIES
Collateral for securities on loan	75,419,799
Payable for Series shares repurchased	916,291
Management fee payable	326,540
Accrued expenses and other liabilities	154,304
Distribution fee payable	12,968
Administration fee payable	7,787
Affiliated transfer agent fee payable	926

Total Liabilities	76,838,615

NET ASSETS	$863,347,443

Net assets were comprised of:
Paid-in capital	$668,052,030
Retained earnings	195,295,413

Net assets, December 31, 2012	$863,347,443

Class I:
Net asset value and redemption price per share, $802,168,027 / 23,714,631 outstanding shares of beneficial interest	$33.83

Class II:
Net asset value and redemption price per share, $61,179,416 / 1,826,174 outstanding shares of beneficial interest	$33.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $408,830)	$10,875,636
Affiliated income from securities loaned, net	330,619
Affiliated dividend income	56,927

11,263,182

EXPENSES
Management fee	4,205,035
Distribution fee—Class II	165,767
Administration fee—Class II	99,461
Custodian’s fees and expenses	175,000
Shareholders’ reports	173,000
Audit fee	20,000
Trustees’ fees	19,000
Legal fees and expenses	15,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Insurance expenses	11,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	18,442

Total expenses	4,917,705

NET INVESTMENT INCOME	6,345,477

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	11,350,565
Foreign currency transactions	743,630

12,094,195

Net change in unrealized appreciation (depreciation) on:
Investments	(42,414,762)
Foreign currencies	1,108

(42,413,654)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(30,319,459)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,973,982)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,345,477	$4,035,262
Net realized gain on investment and foreign currency transactions	12,094,195	114,942,737
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(42,413,654)	(360,409,597)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(23,973,982)	(241,431,598)

DISTRIBUTIONS:
Class I	(73,450,794)	(2,137,134)
Class II	(5,441,151)	—

TOTAL DISTRIBUTIONS	(78,891,945)	(2,137,134)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	41,195,889	55,798,740
Series shares issued in reinvestment of distributions	78,891,945	2,137,134
Series shares repurchased	(148,360,752)	(181,286,548)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(28,272,918)	(123,350,674)

TOTAL DECREASE IN NET ASSETS	(131,138,845)	(366,919,406)
NET ASSETS:
Beginning of year	994,486,288	1,361,405,694

End of year	$863,347,443	$994,486,288

SEE NOTES TO FINANCIAL STATEMENTS.

A134

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS — 98.2%	Shares	Value (Note 2)
Aerospace & Defense — 2.0%
AAR Corp.(a)	44,371	$828,850
Aerovironment, Inc.*	20,714	450,322
American Science & Engineering, Inc.	9,416	614,017
Cubic Corp.	17,673	847,774
Curtiss-Wright Corp.	52,102	1,710,509
Engility Holdings, Inc.*	17,300	333,198
GenCorp, Inc.*(a)	66,075	604,586
Moog, Inc. (Class A Stock)*	50,094	2,055,357
National Presto Industries, Inc.	5,399	373,071
Orbital Sciences Corp.*	65,140	896,978
Teledyne Technologies, Inc.*	40,696	2,648,089

		11,362,751

Air Freight & Logistics — 0.4%
Forward Air Corp.	32,156	1,125,782
Hub Group, Inc. (Class A Stock)*	39,270	1,319,472

		2,445,254

Airlines — 0.3%
Allegiant Travel Co.	16,794	1,232,847
SkyWest, Inc.	56,660	705,984

		1,938,831

Auto Components — 0.3%
Drew Industries, Inc.	20,789	670,445
Spartan Motors, Inc.	34,283	169,015
Standard Motor Products, Inc.	21,499	477,708
Superior Industries International, Inc.	25,718	524,647

		1,841,815

Automobiles — 0.1%
Winnebago Industries, Inc.*	32,231	552,117

Beverages — 0.2%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	9,325	1,253,746

Biotechnology — 1.0%
Acorda Therapeutics, Inc.*	44,600	1,108,756
ArQule, Inc.*	54,901	153,174
Cubist Pharmaceuticals, Inc.*(a)	71,069	2,989,162
Emergent Biosolutions, Inc.*	27,957	448,430
Momenta Pharmaceuticals, Inc.*	49,500	583,110
Spectrum Pharmaceuticals, Inc.*(a)	56,500	632,235

		5,914,867

Building Products — 1.5%
A.O. Smith Corp.	42,884	2,704,694
AAON, Inc.	20,684	431,675
Apogee Enterprises, Inc.	31,338	751,172
Gibraltar Industries, Inc.*	32,268	513,706
Griffon Corp.	50,629	580,208
NCI Building Systems, Inc.*	21,018	292,150
Quanex Building Products Corp.	40,988	836,565
Simpson Manufacturing Co., Inc.	44,583	1,461,877
Universal Forest Products, Inc.	21,964	835,511

		8,407,558

Capital Markets — 1.4%
Calamos Asset Management, Inc. (Class A Stock)	22,500	237,825

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Financial Engines, Inc.*(a)	45,400	$1,259,850
HFF, Inc. (Class A Stock)*	36,100	537,890
Investment Technology Group, Inc.*	41,766	375,894
Piper Jaffray Cos.*	17,565	564,363
Prospect Capital Corp.	201,100	2,185,957
Stifel Financial Corp.*(a)	54,830	1,752,915
SWS Group, Inc.*	25,326	133,975
Virtus Investment Partners, Inc.*	6,500	786,110

		7,834,779

Chemicals — 2.6%
A. Schulman, Inc.	32,666	945,027
American Vanguard Corp.	26,148	812,418
Balchem Corp.	32,283	1,175,101
Calgon Carbon Corp.*	62,654	888,434
Hawkins, Inc.	10,100	390,264
HB Fuller Co.	55,118	1,919,209
Innophos Holdings, Inc.	24,300	1,129,950
Koppers Holdings, Inc.	23,200	885,080
Kraton Performance Polymers, Inc.*	35,900	862,677
LSB Industries, Inc.*	20,800	736,736
OM Group, Inc.*	36,156	802,663
PolyOne Corp.	97,702	1,995,075
Quaker Chemical Corp.	14,498	780,862
Stepan Co.	18,370	1,020,270
Tredegar Corp.	26,035	531,635
Zep, Inc.	24,007	346,661

		15,222,062

Commercial Banks — 6.0%
Bank of the Ozarks, Inc.(a)	32,836	1,099,021
Banner Corp.	19,300	593,089
BBCN Bancorp, Inc.*	86,082	995,969
Boston Private Financial Holdings, Inc.	86,902	782,987
City Holding Co.(a)	16,544	576,558
Columbia Banking System, Inc.	43,808	785,915
Community Bank System, Inc.	43,996	1,203,731
CVB Financial Corp.	97,100	1,009,840
First Bancorp (Puerto Rico)*(a)	76,172	348,868
First Commonwealth Financial Corp.(a)	107,810	735,264
First Financial Bancorp	65,103	951,806
First Financial Bankshares, Inc.(a)	33,139	1,292,752
First Midwest Bancorp, Inc.	82,740	1,035,905
FNB Corp.	154,800	1,643,976
Glacier Bancorp, Inc.	80,073	1,177,874
Hanmi Financial Corp.*	34,236	465,267
Home BancShares, Inc.	25,752	850,331
Independent Bank Corp.	25,106	726,819
National Penn Bancshares, Inc.	129,676	1,208,580
NBT Bancorp, Inc.	37,010	750,193
Old National Bancorp	112,647	1,337,120
PacWest Bancorp	35,800	887,124
Pinnacle Financial Partners, Inc.*	36,271	683,346
PrivateBancorp, Inc.	69,549	1,065,491
S&T Bancorp, Inc.	32,273	583,173
Simmons First National Corp. (Class A Stock)	18,578	471,138
Sterling Bancorp	33,954	309,321

SEE NOTES TO FINANCIAL STATEMENTS.

A135

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
Susquehanna Bancshares, Inc.	206,209	$2,161,070
Texas Capital Bancshares, Inc.*(a)	44,800	2,007,936
Tompkins Financial Corp.	12,764	505,965
UMB Financial Corp.(a)	35,872	1,572,628
Umpqua Holdings Corp.	124,070	1,462,785
United Bankshares, Inc.(a)	50,597	1,230,519
United Community Banks, Inc.*	50,487	475,588
Wilshire Bancorp, Inc.*	66,113	388,083
Wintrust Financial Corp.(a)	40,113	1,472,147

		34,848,179

Commercial Services & Supplies — 2.3%
ABM Industries, Inc.	56,103	1,119,255
Consolidated Graphics, Inc.*	9,457	330,238
G&K Services, Inc. (Class A Stock)	21,119	721,214
Geo Group, Inc. (The)	68,173	1,922,479
Healthcare Services Group, Inc.(a)	74,576	1,732,400
Interface, Inc.	63,802	1,025,936
Mobile Mini, Inc.*	41,797	870,631
Sykes Enterprises, Inc.*	43,470	661,613
TETRA Tech, Inc.*	70,288	1,859,118
UniFirst Corp.	16,530	1,211,980
United Stationers, Inc.	45,042	1,395,852
Viad Corp.	22,547	612,377

		13,463,093

Communications Equipment — 1.6%
Arris Group, Inc.*	125,411	1,873,640
Bel Fuse, Inc. (Class B Stock)	11,222	219,390
Black Box Corp.	18,793	457,422
Comtech Telecommunications Corp.	19,959	506,559
Digi International, Inc.*	28,364	268,607
Harmonic, Inc.*	119,024	603,452
Ixia*	58,300	989,934
NETGEAR, Inc.*	41,946	1,653,511
Oplink Communications, Inc.*	21,200	330,296
PC-Tel, Inc.	14,184	102,125
Procera Networks, Inc.*	20,100	372,855
Symmetricom, Inc.*	37,347	215,492
ViaSat, Inc.*	44,215	1,719,964

		9,313,247

Computers & Peripherals — 1.1%
3D Systems Corp.*(a)	54,200	2,891,570
Avid Technology, Inc.*	32,447	245,948
Electronics For Imaging, Inc.*	51,300	974,187
Intermec, Inc.*	57,176	563,755
Intevac, Inc.*	25,244	115,365
Super Micro Computer, Inc.*	29,000	295,800
Synaptics, Inc.*	36,679	1,099,270

		6,185,895

Construction & Engineering — 0.9%
Aegion Corp.*	43,337	961,648
Comfort Systems USA, Inc.	40,584	493,502
Dycom Industries, Inc.*	35,931	711,434
EMCOR Group, Inc.	73,525	2,544,700
Orion Marine Group, Inc.*	29,600	216,376

		4,927,660

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials — 0.8%
Eagle Materials, Inc.(a)	51,272	$2,999,412
Headwaters, Inc.*	73,568	629,742
Texas Industries, Inc.*(a)	22,923	1,169,302

		4,798,456

Consumer Finance — 1.3%
Cash America International, Inc.(a)	32,544	1,291,021
Encore Capital Group, Inc.*(a)	25,700	786,934
Ezcorp, Inc. (Class A Stock)*	49,811	989,246
First Cash Financial Services, Inc.*	29,225	1,450,145
Portfolio Recovery Associates, Inc.*(a)	18,719	2,000,312
World Acceptance Corp.*(a)	14,452	1,077,541

		7,595,199

Containers & Packaging — 0.1%
Myers Industries, Inc.	32,620	494,193

Distributors — 0.4%
Pool Corp.	51,655	2,186,039
VOXX International Corp.*	20,857	140,368

		2,326,407

Diversified Consumer Services — 0.9%
American Public Education, Inc.*(a)	20,133	727,003
Capella Education Co.*	12,986	366,595
Career Education Corp.*	51,400	180,928
Coinstar, Inc.*(a)	33,331	1,733,545
Corinthian Colleges, Inc.*(a)	86,100	210,084
Hillenbrand, Inc.	69,348	1,567,958
ITT Educational Services, Inc.*	16,100	278,691
Lincoln Educational Services Corp.	15,600	87,204
Universal Technical Institute, Inc.	23,606	237,004

		5,389,012

Diversified Financial Services — 0.4%
Interactive Brokers Group, Inc. (Class A Stock)	43,000	588,240
MarketAxess Holdings, Inc.	41,100	1,450,830

		2,039,070

Diversified Telecommunication Services — 0.4%
Atlantic Tele-Network, Inc.	10,400	381,784
Cbeyond, Inc.*	27,937	252,551
Cincinnati Bell, Inc.*	219,200	1,201,216
General Communication, Inc. (Class A Stock)*	35,124	336,839
Lumos Networks Corp.	15,421	154,518
Neutral Tandem, Inc.	27,852	71,580

		2,398,488

Electric Utilities — 1.2%
ALLETE, Inc.	38,597	1,581,705
El Paso Electric Co.	44,308	1,413,868
UIL Holdings Corp.	56,011	2,005,754
UNS Energy Corp.	45,651	1,936,516

		6,937,843

Electrical Equipment — 1.8%
AZZ, Inc.	27,842	1,069,968
Belden, Inc.	48,712	2,191,553
Brady Corp. (Class A Stock)	50,522	1,687,435
Encore Wire Corp.	20,831	631,387

SEE NOTES TO FINANCIAL STATEMENTS.

A136

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment (continued)
EnerSys*	53,500	$2,013,205
Franklin Electric Co., Inc.	21,300	1,324,221
II-VI, Inc.*	60,662	1,108,295
Powell Industries, Inc.*	10,072	418,290
Vicor Corp.*	21,531	116,698

		10,561,052

Electronic Equipment, Instruments & Components — 4.1%
Agilysys, Inc.*	14,932	124,981
Anixter International, Inc.	29,564	1,891,505
Badger Meter, Inc.	15,907	754,151
Benchmark Electronics, Inc.*	62,410	1,037,254
Checkpoint Systems, Inc.*	44,539	478,349
Cognex Corp.	43,940	1,617,871
Coherent, Inc.*	26,600	1,346,492
CTS Corp.	36,764	390,801
Daktronics, Inc.	40,608	449,531
DTS, Inc.*	20,885	348,779
Electro Scientific Industries, Inc.	27,141	270,053
FARO Technologies, Inc.*	18,884	673,781
FEI Co.(a)	42,012	2,329,985
Insight Enterprises, Inc.*	48,935	850,001
Littelfuse, Inc.	24,125	1,488,754
Measurement Specialties, Inc.*	16,900	580,684
Mercury Computer Systems, Inc.*	34,308	315,634
Methode Electronics, Inc.	35,866	359,736
MTS Systems Corp.	17,335	882,872
Newport Corp.*	41,808	562,318
OSI Systems, Inc.*	20,800	1,332,032
Park Electrochemical Corp.	21,544	554,327
Plexus Corp.*	38,720	998,976
Radisys Corp.*	24,935	74,306
Rofin-Sinar Technologies, Inc.*	31,400	680,752
Rogers Corp.*	18,131	900,385
ScanSource, Inc.*	30,833	979,564
SYNNEX Corp.*(a)	29,250	1,005,615
TTM Technologies, Inc.*	57,189	526,139

		23,805,628

Energy Equipment & Services — 2.3%
Basic Energy Services, Inc.*	29,517	336,789
Bristow Group, Inc.	39,755	2,133,253
Exterran Holdings, Inc.*(a)	71,400	1,565,088
Geospace Technologies Corp.*	14,200	1,261,954
Gulf Island Fabrication, Inc.	16,177	388,733
Hornbeck Offshore Services, Inc.*	35,415	1,216,151
ION Geophysical Corp.*(a)	127,045	827,063
Lufkin Industries, Inc.(a)	37,058	2,154,182
Matrix Service Co.*	28,673	329,740
Pioneer Energy Services Corp.*	68,417	496,707
SEACOR Holdings, Inc.(a)	22,071	1,849,550
TETRA Technologies, Inc.*	86,141	653,810

		13,213,020

Food & Staples Retailing — 0.6%
Andersons, Inc. (The)	19,316	828,656
Casey’s General Stores, Inc.(a)	42,265	2,244,272
Nash Finch Co.	13,632	290,089
Spartan Stores, Inc.	24,088	369,992

		3,733,009

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products — 2.3%
B&G Foods, Inc.	58,000	$1,641,980
Calavo Growers, Inc.	13,990	352,688
Cal-Maine Foods, Inc.	15,495	623,209
Darling International, Inc.*	129,720	2,080,709
Diamond Foods, Inc.(a)	24,657	337,061
Hain Celestial Group, Inc. (The)*	49,715	2,695,547
J&J Snack Foods Corp.	16,518	1,056,161
Sanderson Farms, Inc.	22,035	1,047,764
Seneca Foods Corp. (Class A Stock)*	8,700	264,480
Snyders-Lance, Inc.	53,116	1,280,627
TreeHouse Foods, Inc.*	39,865	2,078,162

		13,458,388

Gas Utilities — 1.8%
Laclede Group, Inc. (The)	23,114	892,432
New Jersey Resources Corp.	45,904	1,818,716
Northwest Natural Gas Co.	29,765	1,315,613
Piedmont Natural Gas Co., Inc.(a)	79,503	2,489,239
South Jersey Industries, Inc.	34,522	1,737,492
Southwest Gas Corp.	51,011	2,163,377

		10,416,869

Healthcare Equipment & Supplies — 3.4%
Abaxis, Inc.	23,012	853,745
Abiomed, Inc.*	39,800	535,708
Align Technology, Inc.*(a)	79,057	2,193,832
Analogic Corp.	13,533	1,005,502
Cantel Medical Corp.	23,175	688,993
CONMED Corp.	31,649	884,589
CryoLife, Inc.	22,753	141,751
Cyberonics, Inc.*	26,297	1,381,381
Greatbatch, Inc.*	26,444	614,558
Haemonetics Corp.*	56,794	2,319,467
ICU Medical, Inc.*	14,192	864,719
Integra LifeSciences Holdings Corp.*(a)	21,702	845,727
Invacare Corp.	32,002	521,633
Meridian Bioscience, Inc.	46,075	933,019
Merit Medical Systems, Inc.*	42,048	584,467
Natus Medical, Inc.*	32,725	365,865
Neogen Corp.*	24,580	1,113,966
NuVasive, Inc.*	48,300	746,718
Palomar Medical Technologies, Inc.*	16,377	150,832
SurModics, Inc.*	13,652	305,259
Symmetry Medical, Inc.*	39,677	417,402
West Pharmaceutical Services, Inc.	37,517	2,054,056

		19,523,189

Healthcare Providers & Services — 3.3%
Air Methods Corp.(a)	38,616	1,424,544
Almost Family, Inc.	9,152	185,420
Amedisys, Inc.*	33,459	377,083
AMN Healthcare Services, Inc.*	48,899	564,784
Amsurg Corp.*	35,274	1,058,573
Bio-Reference Labs, Inc.*(a)	27,070	776,638
Centene Corp.*	57,008	2,337,328
Chemed Corp.(a)	21,211	1,454,863
Corvel Corp.*	6,945	311,344
Cross Country Healthcare, Inc.*	34,063	163,502
Ensign Group, Inc. (The)	19,400	527,486

SEE NOTES TO FINANCIAL STATEMENTS.

A137

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Providers & Services (continued)
Gentiva Health Services, Inc.*	31,592	$317,500
Hanger, Inc.*	38,009	1,039,926
Healthways, Inc.*	36,186	387,190
IPC The Hospitalist Co., Inc.*	18,505	734,834
Kindred Healthcare, Inc.*	58,700	635,134
Landauer, Inc.	10,568	646,867
LHC Group, Inc.*	16,998	362,057
Magellan Health Services, Inc.*	30,541	1,496,509
Molina Healthcare, Inc.*	33,222	898,987
MWI Veterinary Supply, Inc.*	13,256	1,458,160
PharMerica Corp.*	32,195	458,457
PSS World Medical, Inc.*	55,391	1,599,692

		19,216,878

Healthcare Technology — 0.6%
Computer Programs & Systems, Inc.	11,636	585,757
HealthStream, Inc.*	21,500	522,665
Medidata Solutions, Inc.*	24,600	964,074
Omnicell, Inc.*	36,622	544,569
Quality Systems, Inc.	43,834	760,958

		3,378,023

Hotels, Restaurants & Leisure — 2.9%
Biglari Holdings, Inc.*	1,346	524,967
BJ’s Restaurants, Inc.*	27,172	893,959
Boyd Gaming Corp.*(a)	60,200	399,728
Buffalo Wild Wings, Inc.*(a)	20,565	1,497,543
CEC Entertainment, Inc.	18,807	624,205
Cracker Barrel Old Country Store, Inc.	26,478	1,701,476
DineEquity, Inc.*	17,105	1,146,035
Interval Leisure Group, Inc.	42,836	830,590
Jack In The Box, Inc.*	47,417	1,356,126
Marcus Corp.	22,158	276,310
Marriott Vacations Worldwide Corp.*	31,500	1,312,605
Monarch Casino & Resort, Inc.*	6,631	72,344
Multimedia Games Holding Co., Inc.*	30,599	450,111
Papa John’s International, Inc.*	19,115	1,050,178
Pinnacle Entertainment, Inc.*	65,313	1,033,905
Red Robin Gourmet Burgers, Inc.*	14,563	513,928
Ruby Tuesday, Inc.*	60,384	474,618
Ruth’s Hospitality Group, Inc.*	38,848	282,425
SHFL Entertainment, Inc.*	62,059	899,856
Sonic Corp.*	60,014	624,746
Texas Roadhouse, Inc.	65,030	1,092,504

		17,058,159

Household Durables — 1.6%
American Greetings Corp. (Class A Stock)(a)	35,100	592,839
Blyth, Inc.(a)	12,666	196,956
Ethan Allen Interiors, Inc.	28,999	745,564
Helen of Troy Ltd.*	35,410	1,182,340
iRobot Corp.*	28,900	541,586
La-Z-Boy, Inc.	57,501	813,639
M/I Homes, Inc.*	23,670	627,255
Meritage Homes Corp.*	33,997	1,269,788
Ryland Group, Inc. (The)	49,800	1,817,700
Standard Pacific Corp.*(a)	120,722	887,307
Universal Electronics, Inc.*	16,554	320,320

		8,995,294

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products — 0.2%
Central Garden and Pet Co. (Class A Stock)*	45,688	$477,440
WD-40 Co.	16,609	782,450

		1,259,890

Industrial Conglomerates — 0.1%
Standex International Corp.	14,170	726,779

Insurance — 2.2%
AMERISAFE, Inc.*	20,314	553,556
eHealth, Inc.*	21,991	604,313
Employers Holdings, Inc.	34,215	704,145
Horace Mann Educators Corp.	43,600	870,256
Infinity Property & Casualty Corp.	12,989	756,479
Meadowbrook Insurance Group, Inc.	50,500	291,890
National Financial Partners Corp.*(a)	44,454	761,942
Navigators Group, Inc. (The)*	11,718	598,438
ProAssurance Corp.	67,866	2,863,267
RLI Corp.	18,805	1,215,931
Safety Insurance Group, Inc.	14,260	658,384
Selective Insurance Group, Inc.	60,707	1,169,824
Stewart Information Services Corp.(a)	19,802	514,852
Tower Group, Inc.	38,161	678,121
United Fire Group, Inc.	24,361	532,044

		12,773,442

Internet & Catalog Retail — 0.2%
Blue Nile, Inc.*(a)	13,980	538,230
Nutrisystem, Inc.	30,628	250,843
PetMed Express, Inc.	22,481	249,539

		1,038,612

Internet Software & Services — 2.0%
Blucora, Inc.*	44,712	702,426
comScore, Inc.*	34,677	477,849
DealerTrack Holdings, Inc.*	47,383	1,360,840
Dice Holdings, Inc.*	51,500	472,770
Digital River, Inc.*	39,600	569,844
j2 Global, Inc.(a)	47,678	1,457,993
Liquidity Services, Inc.*	26,900	1,099,134
LivePerson, Inc.*	54,700	718,758
LogMeIn, Inc.*(a)	23,900	535,599
Nic, Inc.	65,200	1,065,368
OpenTable, Inc.*(a)	25,000	1,220,000
Perficient, Inc.*	35,314	415,999
Quinstreet, Inc.*	25,600	172,032
Stamps.com, Inc.*	15,620	393,624
United Online, Inc.	100,230	560,286
XO Group, Inc.*	25,195	234,313

		11,456,835

IT Services — 1.7%
CACI International, Inc. (Class A Stock)*(a)	25,044	1,378,171
Cardtronics, Inc.*	49,300	1,170,382
CIBER, Inc.*	58,123	194,131
CSG Systems International, Inc.*	37,324	678,550
ExlService Holdings, Inc.*	28,700	760,550
Forrester Research, Inc.	16,362	438,502
Heartland Payment Systems, Inc.	41,411	1,221,624

SEE NOTES TO FINANCIAL STATEMENTS.

A138

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Higher One Holdings, Inc.*(a)	30,900	$325,686
IGate Corp.*	33,600	529,872
MAXIMUS, Inc.	37,636	2,379,348
TeleTech Holdings, Inc.*	25,467	453,313
Virtusa Corp.*	21,000	345,030

		9,875,159

Leisure Equipment & Products — 0.9%
Arctic Cat, Inc.*	14,757	492,736
Brunswick Corp.(a)	98,629	2,869,118
Callaway Golf Co.(a)	78,280	508,820
JAKKS Pacific, Inc.	22,930	287,083
Sturm Ruger & Co., Inc.(a)	21,227	963,706

		5,121,463

Life Sciences Tools & Services — 0.6%
Affymetrix, Inc.*(a)	75,400	239,018
Cambrex Corp.*	32,232	366,800
Enzo Biochem, Inc.*	33,057	89,254
Luminex Corp.*	41,900	702,244
PAREXEL International Corp.*	64,857	1,919,119

		3,316,435

Machinery — 3.7%
Actuant Corp. (Class A Stock)	80,364	2,242,959
Albany International Corp. (Class A Stock)	31,404	712,243
Astec Industries, Inc.	23,410	780,255
Barnes Group, Inc.	52,116	1,170,525
Briggs & Stratton Corp.	53,146	1,120,318
CIRCOR International, Inc.	19,488	771,530
EnPro Industries, Inc.*(a)	23,078	943,890
ESCO Technologies, Inc.	29,821	1,115,604
Federal Signal Corp.*	64,400	490,084
John Bean Technologies Corp.	32,047	569,475
Kaydon Corp.	35,767	855,904
Lindsay Corp.(a)	14,179	1,136,022
Lydall, Inc.*	18,956	271,829
Mueller Industries, Inc.	31,049	1,553,381
Robbins & Myers, Inc.	47,097	2,799,917
Tennant Co.	20,700	909,765
Toro Co. (The)	64,866	2,787,941
Watts Water Technologies, Inc. (Class A Stock)	30,821	1,324,995

		21,556,637

Media — 0.6%
Arbitron, Inc.	29,061	1,356,567
Digital Generation, Inc.*(a)	28,700	311,682
E.W. Scripps Co. (Class A Stock)*	27,901	301,610
Harte-Hanks, Inc.	43,100	254,290
Live Nation Entertainment, Inc.*	155,676	1,449,344

		3,673,493

Metals & Mining — 1.7%
A.M. Castle & Co.*(a)	18,383	271,517
AK Steel Holding Corp.(a)	139,500	641,700
AMCOL International Corp.	28,091	861,832
Century Aluminum Co.*	54,463	477,096
Globe Specialty Metals, Inc.	69,500	955,625

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Haynes International, Inc.	13,800	$715,806
Kaiser Aluminum Corp.	18,700	1,153,603
Materion Corp.	22,778	587,217
Olympic Steel, Inc.	10,138	224,455
RTI International Metals, Inc.*	33,811	931,831
Stillwater Mining Co.*(a)	129,000	1,648,620
SunCoke Energy, Inc.*	77,500	1,208,225

		9,677,527

Multiline Retail — 0.1%
Fred’s, Inc. (Class A Stock)	35,566	473,383
Tuesday Morning Corp.*	45,632	285,200

		758,583

Multi-Utilities — 0.7%
Avista Corp.	65,903	1,588,921
CH Energy Group, Inc.	16,485	1,075,152
NorthWestern Corp.	41,100	1,427,403

		4,091,476

Oil, Gas & Consumable Fuels — 1.8%
Approach Resources, Inc.*(a)	37,000	925,370
Carrizo Oil & Gas, Inc.*(a)	40,600	849,352
Cloud Peak Energy, Inc.*	67,700	1,308,641
Comstock Resources, Inc.*(a)	49,500	748,935
Contango Oil & Gas Co.	14,300	605,748
Gulfport Energy Corp.*	65,200	2,491,944
PDC Energy, Inc.*(a)	33,626	1,116,719
Penn Virginia Corp.	58,998	260,181
Petroquest Energy, Inc.*	54,645	270,493
Stone Energy Corp.*(a)	54,694	1,122,321
Swift Energy Co.*	47,844	736,319

		10,436,023

Paper & Forest Products — 1.2%
Buckeye Technologies, Inc.	42,442	1,218,510
Clearwater Paper Corp.*	25,880	1,013,461
Deltic Timber Corp.	12,191	860,928
KapStone Paper and Packaging Corp.	42,600	945,294
Neenah Paper, Inc.	17,378	494,752
Ph Glatfelter Co.	47,800	835,544
Schweitzer-Mauduit International, Inc.	34,676	1,353,404
Wausau Paper Corp.	46,167	399,806

		7,121,699

Personal Products — 0.3%
Inter Parfums, Inc.	18,000	350,280
Medifast, Inc.*	15,100	398,489
Prestige Brands Holdings, Inc.*	56,000	1,121,680

		1,870,449

Pharmaceuticals — 1.5%
Akorn, Inc.*(a)	74,600	996,656
Hi-Tech Pharmacal Co., Inc.	12,200	426,756
Medicines Co. (The)*	59,200	1,419,024
Questcor Pharmaceuticals, Inc.(a)	64,100	1,712,752
Salix Pharmaceuticals Ltd.*	55,183	2,233,808
ViroPharma, Inc.*	72,737	1,655,494

		8,444,490

SEE NOTES TO FINANCIAL STATEMENTS.

A139

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services — 1.1%
CDI Corp.	14,388	$246,466
Dolan Co. (The)*	31,800	123,702
Exponent, Inc.*	14,640	817,351
Heidrick & Struggles International, Inc.	18,214	277,946
Insperity, Inc.	24,579	800,292
Kelly Services, Inc. (Class A Stock)	30,039	472,814
Korn/Ferry International*	53,600	850,096
Navigant Consulting, Inc.*	56,800	633,888
On Assignment, Inc.*	47,686	967,072
Resources Connection, Inc.	46,400	554,016
TrueBlue, Inc.*	44,118	694,859

		6,438,502

Real Estate Investment Trusts — 8.5%
Acadia Realty Trust	56,505	1,417,145
Cedar Realty Trust, Inc.	60,266	318,205
Colonial Properties Trust	91,139	1,947,640
Cousins Properties, Inc.	94,400	788,240
DiamondRock Hospitality Co.	215,170	1,936,530
EastGroup Properties, Inc.	32,763	1,762,977
EPR Properties(a)	51,770	2,387,115
Extra Space Storage, Inc.	113,008	4,112,361
Franklin Street Properties Corp.	79,402	977,439
Getty Realty Corp.(a)	29,600	534,576
Government Properties Income Trust	47,700	1,143,369
Healthcare Realty Trust, Inc.	96,200	2,309,762
Inland Real Estate Corp.	82,435	690,805
Kilroy Realty Corp.(a)	82,298	3,898,456
Kite Realty Group Trust	80,591	450,504
LaSalle Hotel Properties	103,572	2,629,693
Lexington Realty Trust(a)	163,416	1,707,697
LTC Properties, Inc.	33,626	1,183,299
Medical Properties Trust, Inc.	150,366	1,798,377
Mid-America Apartment Communities, Inc.	46,716	3,024,861
Parkway Properties, Inc.	34,948	488,923
Pennsylvania Real Estate Investment Trust	57,522	1,014,688
Post Properties, Inc.	59,961	2,995,052
PS Business Parks, Inc.	19,902	1,293,232
Sabra Health Care REIT, Inc.	41,300	897,036
Saul Centers, Inc.	14,100	603,339
Sovran Self Storage, Inc.	33,597	2,086,374
Tanger Factory Outlet Centers	103,684	3,545,993
Universal Health Realty Income Trust	14,200	718,662
Urstadt Biddle Properties, Inc. (Class A Stock)	28,050	552,024

		49,214,374

Real Estate Management & Development — 0.1%
Forestar Group, Inc.*	38,656	669,908

Road & Rail — 0.8%
Arkansas Best Corp.	21,895	209,097
Heartland Express, Inc.	50,948	665,890
Knight Transportation, Inc.	65,588	959,553
Old Dominion Freight Line, Inc.*	78,049	2,675,520

		4,510,060

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment — 4.5%
Advanced Energy Industries, Inc.*	38,597	$533,025
ATMI, Inc.*	35,606	743,453
Brooks Automation, Inc.	67,205	541,000
Cabot Microelectronics Corp.	25,911	920,100
Ceva, Inc.*	25,100	395,325
Cirrus Logic, Inc.*	72,200	2,091,634
Cohu, Inc.	22,097	239,531
Cymer, Inc.*	34,370	3,108,079
Diodes, Inc.*(a)	39,770	690,009
DSP Group, Inc.*	16,428	94,625
Entropic Communications, Inc.*	89,000	470,810
Exar Corp.*	50,123	446,095
GT Advanced Technologies, Inc.*(a)	125,600	379,312
Hittite Microwave Corp.*	29,906	1,857,163
Kopin Corp.*	61,196	203,783
Kulicke & Soffa Industries, Inc.*	81,432	976,370
Micrel, Inc.	47,902	455,069
Microsemi Corp.*	99,619	2,095,984
MKS Instruments, Inc.	58,685	1,512,899
Monolithic Power Systems, Inc.	33,900	755,292
Nanometrics, Inc.*	23,500	338,870
Pericom Semiconductor Corp.*	20,860	167,506
Power Integrations, Inc.	31,800	1,068,798
Rubicon Technology, Inc.*	18,100	110,591
Rudolph Technologies, Inc.*	35,794	481,429
Sigma Designs, Inc.*	35,958	185,184
STR Holdings, Inc.*	42,600	107,352
Supertex, Inc.	11,772	206,599
Tessera Technologies, Inc.	57,777	948,698
TriQuint Semiconductor, Inc.*	174,376	843,980
Ultratech, Inc.*	29,811	1,111,950
Veeco Instruments, Inc.*(a)	43,442	1,282,408
Volterra Semiconductor Corp.*	28,400	487,628

		25,850,551

Software — 3.1%
Blackbaud, Inc.	50,383	1,150,244
Bottomline Technologies, Inc.*	41,100	1,084,629
CommVault Systems, Inc.*(a)	46,942	3,272,327
Ebix, Inc.(a)	35,057	563,366
EPIQ Systems, Inc.	34,717	443,683
Interactive Intelligence Group, Inc.*	16,279	545,998
Manhattan Associates, Inc.*	22,293	1,345,160
MicroStrategy, Inc. (Class A Stock)*	9,850	919,793
Monotype Imaging Holdings, Inc.	40,900	653,582
Netscout Systems, Inc.*	39,995	1,039,470
Progress Software Corp.*	70,047	1,470,286
Sourcefire, Inc.*(a)	33,100	1,562,982
Synchronoss Technologies, Inc.*	30,100	634,809
Take-Two Interactive Software, Inc.*	99,312	1,093,425
Tyler Technologies, Inc.*	28,927	1,401,224
VASCO Data Security International, Inc.*	30,600	249,696
Websense, Inc.*	40,370	607,165

		18,037,839

Specialty Retail — 4.5%
Big 5 Sporting Goods Corp.	19,537	255,935
Brown Shoe Co., Inc.	45,334	832,785

SEE NOTES TO FINANCIAL STATEMENTS.

A140

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Buckle, Inc. (The)(a)	30,259	$1,350,762
Cato Corp. (The) (Class A Stock)	30,003	822,982
Children’s Place Retail Stores, Inc. (The)*	26,065	1,154,419
Christopher & Banks Corp.*	39,178	213,520
Coldwater Creek, Inc.*	21,816	104,935
Finish Line, Inc. (The) (Class A Stock)	56,546	1,070,416
Genesco, Inc.*	26,622	1,464,210
Group 1 Automotive, Inc.	23,664	1,466,931
Haverty Furniture Cos., Inc.	21,041	343,179
Hibbett Sports, Inc.*	28,796	1,517,549
Hot Topic, Inc.	46,703	450,684
Jos A. Bank Clothiers, Inc.*	30,831	1,312,784
Kirkland’s, Inc.*	15,700	166,263
Lithia Motors, Inc. (Class A Stock)	23,130	865,525
Lumber Liquidators Holdings, Inc.*	29,822	1,575,496
MarineMax, Inc.*(a)	25,742	230,133
Men’s Wearhouse, Inc. (The)	52,967	1,650,452
Monro Muffler Brake, Inc.	32,472	1,135,546
OfficeMax, Inc.(a)	94,899	926,214
Pep Boys-Manny Moe & Jack (The)	58,526	575,311
rue21, Inc.*	17,500	496,825
Select Comfort Corp.*	62,500	1,635,625
Sonic Automotive, Inc. (Class A Stock)	41,347	863,739
Stage Stores, Inc.	34,579	856,868
Stein Mart, Inc.	30,083	226,826
Vitamin Shoppe, Inc.*	33,300	1,910,088
Zale Corp.*	28,662	117,801
Zumiez, Inc.*(a)	24,550	476,515

		26,070,318

Textiles, Apparel & Luxury Goods — 2.3%
Crocs, Inc.*	100,243	1,442,497
Fifth & Pacific Cos., Inc.*	125,666	1,564,542
Iconix Brand Group, Inc.*(a)	75,131	1,676,924
K-Swiss, Inc. (Class A Stock)*	26,678	89,638
Maidenform Brands, Inc.*	26,221	511,047
Movado Group, Inc.	19,717	604,918
Oxford Industries, Inc.	15,916	737,866
Perry Ellis International, Inc.	13,079	260,272
Quiksilver, Inc.*	137,293	583,495
Skechers U.S.A., Inc. (Class A Stock)*	41,376	765,456
Steven Madden Ltd.*	45,100	1,906,377
True Religion Apparel, Inc.	27,064	687,967
Wolverine World Wide, Inc.	53,977	2,211,977

		13,042,976

Thrifts & Mortgage Finance — 1.0%
Bank Mutual Corp.	47,535	204,400
Brookline Bancorp, Inc.	76,732	652,222
Dime Community Bancshares, Inc.	31,581	438,660
Northwest Bancshares, Inc.	108,000	1,311,120

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance (continued)
Oritani Financial Corp.	42,900	$657,228
Provident Financial Services, Inc.	59,700	890,724
TrustCo Bank Corp. NY	96,995	512,134
ViewPoint Financial Group	39,400	825,036

		5,491,524

Tobacco — 0.1%
Alliance One International, Inc.*	90,838	330,650

Trading Companies & Distributors — 0.5%
Applied Industrial Technologies, Inc.(a)	46,428	1,950,440
Kaman Corp.	29,422	1,082,730

		3,033,170

Water Utilities — 0.2%
American States Water Co.	21,276	1,020,822

Wireless Telecommunication Services — 0.1%
NTELOS Holdings Corp.	16,921	221,834
USA Mobility, Inc.	24,380	284,759

		506,593

TOTAL COMMON STOCKS (cost $422,672,863)		568,266,310

EXCHANGE TRADED FUND — 0.5%
iShares Core S&P Small-Cap ETF (cost $1,862,318)(a)	33,300	2,604,393

TOTAL LONG-TERM INVESTMENTS (cost $424,535,181)		570,870,703

SHORT-TERM INVESTMENTS — 16.1%
Affiliated Money Market Mutual Fund — 16.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $92,630,800; includes $87,035,246 of cash collateral received for securities on loan) (Note 4)(b)(c)	92,630,800	92,630,800

	Principal Amount (000)
U.S Treasury Obligation — 0.1%
U.S. Treasury Bill, 0.10%, 03/21/2013(d)(e) (cost $599,941)	$600	599,955

TOTAL SHORT-TERM INVESTMENTS (cost $93,230,741)		93,230,755

TOTAL INVESTMENTS — 114.8% (cost $517,765,922)		664,101,458
LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (14.8)%		(85,699,290)

NET ASSETS — 100.0%		$578,402,168

SEE NOTES TO FINANCIAL STATEMENTS.

A141

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following abbreviations are used in portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $85,545,408; cash collateral of $87,035,246 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contract.

(f)	Includes net unrealized appreciation on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation
Long Position:
81	Russell 2000 Mini	Mar. 2013	$6,788,953	$6,857,460	$68,507

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$568,266,310	$—	$—
Exchange Traded Fund	2,604,393	—	—
Affiliated Money Market Mutual Fund	92,630,800	—	—
U.S. Government Obligation	—	599,955	—

	663,501,503	599,955
Other Financial Instruments*
Futures contracts	68,507	—	—

Total	$663,570,010	$599,955	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 was as follows:

Affiliated Money Market Mutual Fund (including 15.0% of collateral received for securities on loan)	16.0%
Real Estate Investment Trusts	8.5
Commercial Banks	6.0
Semiconductors & Semiconductor Equipment	4.5
Specialty Retail	4.5
Electronic Equipment, Instruments & Components	4.1
Machinery	3.7
Healthcare Equipment & Supplies	3.4
Healthcare Providers & Services	3.3
Software	3.1
Hotels, Restaurants & Leisure	2.9
Chemicals	2.6
Commercial Services & Supplies	2.3
Energy Equipment & Services	2.3
Food Products	2.3
Textiles, Apparel & Luxury Goods	2.3
Insurance	2.2
Aerospace & Defense	2.0
Internet Software & Services	2.0
Electrical Equipment	1.8
Gas Utilities	1.8
Oil, Gas & Consumable Fuels	1.8
IT Services	1.7
Metals & Mining	1.7
Communications Equipment	1.6
Household Durables	1.6
Building Products	1.5
Pharmaceuticals	1.5
Capital Markets	1.4
Consumer Finance	1.3
Electric Utilities	1.2
Paper & Forest Products	1.2
Computers & Peripherals	1.1
Professional Services	1.1
Biotechnology	1.0

Thrifts & Mortgage Finance	1.0%
Construction & Engineering	0.9
Diversified Consumer Services	0.9
Leisure Equipment & Products	0.9
Construction Materials	0.8
Road & Rail	0.8
Multi-Utilities	0.7
Food & Staples Retailing	0.6
Healthcare Technology	0.6
Life Sciences Tools & Services	0.6
Media	0.6
Exchange Traded Fund	0.5
Trading Companies & Distributors	0.5
Air Freight & Logistics	0.4
Distributors	0.4
Diversified Financial Services	0.4
Diversified Telecommunication Services	0.4
Airlines	0.3
Auto Components	0.3
Personal Products	0.3
Beverages	0.2
Household Products	0.2
Internet & Catalog Retail	0.2
Water Utilities	0.2
Automobiles	0.1
Containers & Packaging	0.1
Industrial Conglomerates	0.1
Multiline Retail	0.1
Real Estate Management & Development	0.1
Tobacco	0.1
U.S Government Obligation	0.1
Wireless Telecommunication Services	0.1

114.8
Liabilities in excess of other assets	(14.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker —variation margin	$68,507	*		$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 is as follows:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$1,043,804

Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$31,528

For the year ended December 31, 2012, the average value at trade date for futures long position was $7,042,539.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $85,545,408:
Unaffiliated investments (cost $425,135,122)	$571,470,658
Affiliated investments (cost $92,630,800)	92,630,800
Cash	335,908
Receivable for investments sold	1,230,328
Dividends and interest receivable	499,817
Due from broker—variation margin	177,390
Receivable for Series shares sold	128,869
Prepaid expenses	3,833

Total Assets	666,477,603

LIABILITIES
Collateral for securities on loan	87,035,246
Payable for investments purchased	651,345
Management fee payable	192,222
Accrued expenses and other liabilities	115,658
Payable for Series shares repurchased	80,038
Affiliated transfer agent fee payable	926

Total Liabilities	88,075,435

NET ASSETS	$578,402,168

Net assets were comprised of:
Paid-in capital	$419,012,299
Retained earnings	159,389,869

Net assets, December 31, 2012	$578,402,168

Net asset value and redemption price per share, $578,402,168 / 31,166,238 outstanding shares of beneficial interest	$18.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income	$9,881,473
Affiliated income from securities loaned, net	852,856
Affiliated dividend income	11,114
Interest	746

10,746,189

EXPENSES
Management fee	2,264,886
Shareholders’ reports	143,000
Custodian’s fees and expenses	83,000
Audit fee	20,000
Trustees’ fees	16,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Legal fees and expenses	9,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	70,997

Total expenses	2,626,883

NET INVESTMENT INCOME	8,119,306

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investment transactions	12,428,215
Futures transactions	1,043,804

13,472,019

Net change in unrealized appreciation (depreciation) on:
Investments	62,032,184
Futures	31,528

62,063,712

NET GAIN ON INVESTMENTS	75,535,731

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$83,655,037

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,119,306	$3,433,729
Net realized gain on investments	13,472,019	28,610,049
Net change in unrealized appreciation (depreciation) on investments	62,063,712	(29,384,761)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	83,655,037	2,659,017

DISTRIBUTIONS	(32,045,611)	(12,229,897)

SERIES SHARE TRANSACTIONS:
Series shares sold [489,166 and 894,009 shares, respectively]	8,809,368	15,341,754
Series shares issued in reinvestment of distributions [1,922,352 and 717,296 shares, respectively]	32,045,611	12,229,897
Series shares repurchased [3,160,413 and 3,850,529 shares, respectively]	(56,707,510)	(65,253,551)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(15,852,531)	(37,681,900)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,756,895	(47,252,780)
NET ASSETS:
Beginning of year	542,645,273	589,898,053

End of year	$578,402,168	$542,645,273

SEE NOTES TO FINANCIAL STATEMENTS.

A145

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.3%
Boeing Co. (The)	122,236	$9,211,705
General Dynamics Corp.	62,400	4,322,448
Honeywell International, Inc.	138,750	8,806,463
L-3 Communications Holdings, Inc.	17,800	1,363,836
Lockheed Martin Corp.	47,598	4,392,819
Northrop Grumman Corp.	44,726	3,022,583
Precision Castparts Corp.	25,600	4,849,152
Raytheon Co.	59,218	3,408,588
Rockwell Collins, Inc.(a)	25,100	1,460,067
Textron, Inc.	44,900	1,113,071
United Technologies Corp.	148,700	12,194,887

		54,145,619

Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	28,900	1,827,058
Expeditors International of Washington, Inc.	38,900	1,538,495
FedEx Corp.	51,540	4,727,249
United Parcel Service, Inc. (Class B Stock)	129,300	9,533,289

		17,626,091

Airlines — 0.1%
Southwest Airlines Co.	139,337	1,426,811

Auto Components — 0.3%
BorgWarner, Inc.*(a)	18,700	1,339,294
Delphi Automotive PLC*	46,900	1,793,925
Goodyear Tire & Rubber Co. (The)*	38,600	533,066
Johnson Controls, Inc.	126,000	3,868,200

		7,534,485

Automobiles — 0.5%
Ford Motor Co.(a)	686,559	8,890,939
Harley-Davidson, Inc.	41,300	2,017,092

		10,908,031

Beverages — 2.3%
Beam, Inc.	25,900	1,582,231
Brown-Forman Corp. (Class B Stock)	27,750	1,755,187
Coca-Cola Co. (The)	693,900	25,153,875
Coca-Cola Enterprises, Inc.	48,800	1,548,424
Constellation Brands, Inc. (Class A Stock)*	26,900	951,991
Dr Pepper Snapple Group, Inc.(a)	38,800	1,714,184
Molson Coors Brewing Co. (Class B Stock)	29,100	1,245,189
Monster Beverage Corp.*	25,600	1,353,728
PepsiCo, Inc.	277,339	18,978,308

		54,283,117

Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc.*	33,900	3,180,159
Amgen, Inc.	137,994	11,911,642
Biogen Idec, Inc.*	42,625	6,251,809
Celgene Corp.*	78,300	6,163,776
Gilead Sciences, Inc.*	134,400	9,871,680

		37,379,066

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Products
Masco Corp.	54,800	$912,968

Capital Markets — 2.0%
Ameriprise Financial, Inc.	38,500	2,411,255
Bank of New York Mellon Corp. (The)(a)	211,789	5,442,977
BlackRock, Inc. (Class A Stock)	22,700	4,692,317
Charles Schwab Corp. (The)(a)	192,300	2,761,428
E*Trade Financial Corp.*	43,610	390,310
Franklin Resources, Inc.	24,800	3,117,360
Goldman Sachs Group, Inc. (The)	80,700	10,294,092
Invesco Ltd.	81,600	2,128,944
Legg Mason, Inc.(a)	23,900	614,708
Morgan Stanley	252,110	4,820,343
Northern Trust Corp.	40,900	2,051,544
State Street Corp.	87,100	4,094,571
T. Rowe Price Group, Inc.	46,300	3,015,519

		45,835,368

Chemicals — 2.5%
Air Products & Chemicals, Inc.	38,200	3,209,564
Airgas, Inc.	13,200	1,205,028
CF Industries Holdings, Inc.	12,200	2,478,552
Dow Chemical Co. (The)(a)	213,461	6,899,060
E.I. du Pont de Nemours & Co.	167,991	7,554,555
Eastman Chemical Co.	27,100	1,844,155
Ecolab, Inc.	48,400	3,479,960
FMC Corp.	25,200	1,474,704
International Flavors & Fragrances, Inc.	15,300	1,018,062
LyondellBasell Industries NV (Class A Stock)	65,000	3,710,850
Monsanto Co.	95,796	9,067,091
Mosaic Co. (The)	50,600	2,865,478
PPG Industries, Inc.	26,700	3,613,845
Praxair, Inc.	53,500	5,855,575
Sherwin-Williams Co. (The)	15,700	2,414,974
Sigma-Aldrich Corp.	20,700	1,523,106

		58,214,559

Commercial Banks — 2.7%
BB&T Corp.	126,800	3,691,148
Comerica, Inc.(a)	33,950	1,030,043
Fifth Third Bancorp	167,749	2,548,107
First Horizon National Corp.	37,745	374,053
Huntington Bancshares, Inc.	156,775	1,001,792
KeyCorp	167,700	1,412,034
M&T Bank Corp.	21,600	2,126,952
PNC Financial Services Group, Inc.	95,393	5,562,366
Regions Financial Corp.	255,912	1,822,093
SunTrust Banks, Inc.	98,200	2,783,970
U.S. Bancorp	340,581	10,878,157
Wells Fargo & Co.	878,386	30,023,234
Zions Bancorporation(a)	30,000	642,000

		63,895,949

Commercial Services & Supplies — 0.5%
ADT Corp. (The)	41,900	1,947,931
Avery Dennison Corp.(a)	19,000	663,480

SEE NOTES TO FINANCIAL STATEMENTS.

A146

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Cintas Corp.(a)	19,700	$805,730
Iron Mountain, Inc.	31,817	987,918
Pitney Bowes, Inc.(a)	34,700	369,208
Republic Services, Inc.	56,010	1,642,773
Stericycle, Inc.*	13,900	1,296,453
Tyco International Ltd.	81,800	2,392,650
Waste Management, Inc.	78,930	2,663,098

		12,769,241

Communications Equipment — 1.9%
Cisco Systems, Inc.	955,000	18,765,750
F5 Networks, Inc.*	14,800	1,437,820
Harris Corp.	20,700	1,013,472
JDS Uniphase Corp.*	39,587	536,008
Juniper Networks, Inc.*	93,100	1,831,277
Motorola Solutions, Inc.	49,627	2,763,231
QUALCOMM, Inc.	305,700	18,959,514

		45,307,072

Computers & Peripherals — 4.9%
Apple, Inc.	168,040	89,570,361
Dell, Inc.	264,300	2,677,359
EMC Corp.*	374,674	9,479,252
Hewlett-Packard Co.	357,616	5,096,028
NetApp, Inc.*	66,800	2,241,140
SanDisk Corp.*	41,900	1,825,164
Seagate Technology PLC	60,600	1,847,088
Western Digital Corp.	39,000	1,657,110

		114,393,502

Construction & Engineering — 0.2%
Fluor Corp.	30,200	1,773,948
Jacobs Engineering Group, Inc.*	22,200	945,054
Quanta Services, Inc.*	33,000	900,570

		3,619,572

Construction Materials
Vulcan Materials Co.	22,300	1,160,715

Consumer Finance — 0.9%
American Express Co.	174,700	10,041,756
Capital One Financial Corp.	102,069	5,912,857
Discover Financial Services	94,405	3,639,313
SLM Corp.	86,400	1,480,032

		21,073,958

Containers & Packaging — 0.1%
Ball Corp.(a)	29,900	1,338,025
Bemis Co., Inc.	17,900	598,934
Owens-Illinois, Inc.*	30,400	646,608
Sealed Air Corp.	31,620	553,666

		3,137,233

Distributors — 0.1%
Genuine Parts Co.	28,825	1,832,694

Diversified Consumer Services — 0.1%
Apollo Group, Inc. (Class A Stock)*(a)	22,700	474,884
H&R Block, Inc.	51,900	963,783

		1,438,667

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services — 3.5%
Bank of America Corp.	1,931,332	$22,403,451
Citigroup, Inc.	524,297	20,741,189
CME Group, Inc.	55,400	2,809,334
IntercontinentalExchange, Inc.*	12,900	1,597,149
JPMorgan Chase & Co.	682,945	30,029,092
Leucadia National Corp.(a)	37,600	894,504
Moody’s Corp.	31,720	1,596,151
NASDAQ OMX Group, Inc. (The)	22,800	570,228
NYSE Euronext	43,800	1,381,452

		82,022,550

Diversified Telecommunication Services — 2.7%
AT&T, Inc.	1,022,511	34,468,846
CenturyLink, Inc.(a)	113,585	4,443,445
Frontier Communications Corp.(a)	177,916	761,481
Verizon Communications, Inc.	510,838	22,103,960
Windstream Corp.	96,065	795,418

		62,573,150

Electric Utilities — 1.9%
American Electric Power Co., Inc.	86,640	3,697,795
Duke Energy Corp.	126,948	8,099,282
Edison International	58,500	2,643,615
Entergy Corp.	31,700	2,020,875
Exelon Corp.	153,073	4,552,391
FirstEnergy Corp.	75,380	3,147,869
NextEra Energy, Inc.	76,400	5,286,116
Northeast Utilities	56,600	2,211,928
Pepco Holdings, Inc.(a)	35,700	700,077
Pinnacle West Capital Corp.	18,500	943,130
PPL Corp.	102,700	2,940,301
Southern Co.	156,700	6,708,327
Xcel Energy, Inc.	90,095	2,406,438

		45,358,144

Electrical Equipment — 0.7%
Eaton Corp. PLC	79,761	4,323,046
Emerson Electric Co.	132,100	6,996,016
Rockwell Automation, Inc.	25,900	2,175,341
Roper Industries, Inc.	17,100	1,906,308

		15,400,711

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	29,100	1,882,770
Corning, Inc.	272,400	3,437,688
FLIR Systems, Inc.	23,500	524,285
Jabil Circuit, Inc.	34,100	657,789
Molex, Inc.(a)	26,600	726,978
TE Connectivity Ltd.	76,600	2,843,392

		10,072,902

Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	80,248	3,277,328
Cameron International Corp.*	41,800	2,360,028
Diamond Offshore Drilling, Inc.(a)	12,500	849,500
Ensco PLC (Class A Stock)	39,700	2,353,416
FMC Technologies, Inc.*	38,900	1,666,087
Halliburton Co.	164,700	5,713,443
Helmerich & Payne, Inc.	19,900	1,114,599
Nabors Industries Ltd.*	56,600	817,870

SEE NOTES TO FINANCIAL STATEMENTS.

A147

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
National Oilwell Varco, Inc.	76,400	$5,221,940
Noble Corp.	45,300	1,577,346
Rowan Cos. PLC (Class A Stock)*	20,500	641,035
Schlumberger Ltd.	236,922	16,416,326

		42,008,918

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	77,032	7,608,451
CVS Caremark Corp.	226,938	10,972,452
Kroger Co. (The)	97,900	2,547,358
Safeway, Inc.(a)	47,500	859,275
Sysco Corp.	101,500	3,213,490
Walgreen Co.	155,300	5,747,653
Wal-Mart Stores, Inc.	301,900	20,598,637
Whole Foods Market, Inc.	29,900	2,730,767

		54,278,083

Food Products — 1.7%
Archer-Daniels-Midland Co.	118,538	3,246,756
Campbell Soup Co.(a)	30,100	1,050,189
ConAgra Foods, Inc.	70,300	2,073,850
Dean Foods Co.*	24,300	401,193
General Mills, Inc.	116,700	4,715,847
H.J. Heinz Co.(a)	56,050	3,232,964
Hershey Co. (The)(a)	27,100	1,957,162
Hormel Foods Corp.	25,600	798,976
J.M. Smucker Co. (The)	20,300	1,750,672
Kellogg Co.	45,100	2,518,835
Kraft Foods Group, Inc.	105,137	4,780,579
McCormick & Co., Inc.	24,800	1,575,544
Mead Johnson Nutrition Co.	37,293	2,457,236
Mondelez International, Inc. (Class A Stock)	315,411	8,033,518
Tyson Foods, Inc. (Class A Stock)	56,100	1,088,340

		39,681,661

Gas Utilities — 0.1%
AGL Resources, Inc.	19,837	792,885
ONEOK, Inc.	36,240	1,549,260

		2,342,145

Healthcare Equipment & Supplies — 2.5%
Abbott Laboratories	281,600	18,444,800
Baxter International, Inc.(a)	98,400	6,559,344
Becton, Dickinson & Co.	36,200	2,830,478
Boston Scientific Corp.*	263,399	1,509,276
C.R. Bard, Inc.	14,500	1,417,230
CareFusion Corp.*	39,537	1,129,967
Covidien PLC	85,100	4,913,674
DENTSPLY International, Inc.	22,500	891,225
Edwards Lifesciences Corp.*	20,200	1,821,434
Intuitive Surgical, Inc.*	7,200	3,530,664
Medtronic, Inc.	185,200	7,596,904
St. Jude Medical, Inc.	57,800	2,088,892
Stryker Corp.	52,800	2,894,496
Varian Medical Systems, Inc.*	20,400	1,432,896
Zimmer Holdings, Inc.	31,486	2,098,857

		59,160,137

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 1.9%
Aetna, Inc.(a)	60,448	$2,798,742
AmerisourceBergen Corp.(a)	41,400	1,787,652
Cardinal Health, Inc.	58,975	2,428,590
CIGNA Corp.	52,100	2,785,266
Coventry Health Care, Inc.	25,250	1,131,958
DaVita, Inc.*	15,300	1,691,109
Express Scripts Holding Co.*	143,151	7,730,154
Humana, Inc.	29,800	2,045,174
Laboratory Corp. of America Holdings*(a)	17,500	1,515,850
McKesson Corp.	42,307	4,102,087
Patterson Cos., Inc.	15,900	544,257
Quest Diagnostics, Inc.	28,100	1,637,387
Tenet Healthcare Corp.*(a)	20,000	649,400
UnitedHealth Group, Inc.	186,000	10,088,640
WellPoint, Inc.	55,400	3,374,968

		44,311,234

Healthcare Technology — 0.1%
Cerner Corp.*(a)	24,900	1,933,236

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	78,900	2,901,153
Chipotle Mexican Grill, Inc.*	5,500	1,636,030
Darden Restaurants, Inc.	23,350	1,052,385
International Game Technology	50,300	712,751
Marriott International, Inc. (Class A Stock)	48,103	1,792,799
McDonald’s Corp.	181,100	15,974,831
Starbucks Corp.	134,000	7,185,080
Starwood Hotels & Resorts Worldwide, Inc.	32,800	1,881,408
Wyndham Worldwide Corp.	26,163	1,392,133
Wynn Resorts Ltd.	13,100	1,473,619
Yum! Brands, Inc.	81,800	5,431,520

		41,433,709

Household Durables — 0.3%
D.R. Horton, Inc.	45,200	894,056
Garmin Ltd.(a)	14,600	595,972
Harman International Industries, Inc.	13,200	589,248
Leggett & Platt, Inc.	26,200	713,164
Lennar Corp. (Class A Stock)(a)	24,300	939,681
Newell Rubbermaid, Inc.	53,749	1,196,990
Pulte Group, Inc.*(a)	53,685	974,920
Whirlpool Corp.	13,907	1,415,037

		7,319,068

Household Products — 2.1%
Clorox Co. (The)(a)	24,400	1,786,568
Colgate-Palmolive Co.	80,700	8,436,378
Kimberly-Clark Corp.	69,988	5,909,087
Procter & Gamble Co. (The)	491,981	33,400,590

		49,532,623

Independent Power Producers & Energy Traders — 0.1%
AES Corp.	117,900	1,261,530
NRG Energy, Inc.	48,700	1,119,613

		2,381,143

SEE NOTES TO FINANCIAL STATEMENTS.

A148

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates — 2.4%
3M Co.	113,600	$10,547,760
Danaher Corp.	102,200	5,712,980
General Electric Co.	1,886,500	39,597,635

		55,858,375

Insurance — 3.8%
ACE Ltd.	62,100	4,955,580
Aflac, Inc.	87,500	4,648,000
Allstate Corp. (The)	90,688	3,642,937
American International Group, Inc.*	258,429	9,122,544
Aon PLC	60,025	3,337,390
Assurant, Inc.	19,400	673,180
Berkshire Hathaway, Inc. (Class B Stock)*	328,900	29,502,330
Chubb Corp. (The)	49,500	3,728,340
Cincinnati Financial Corp.	30,128	1,179,812
Genworth Financial, Inc. (Class A Stock)*	103,200	775,032
Hartford Financial Services Group, Inc. (The)	82,300	1,846,812
Lincoln National Corp.(a)	55,663	1,441,672
Loews Corp.	58,826	2,397,159
Marsh & McLennan Cos., Inc.	103,400	3,564,198
MetLife, Inc.	193,400	6,370,596
Principal Financial Group, Inc.	54,700	1,560,044
Progressive Corp. (The)(a)	109,000	2,299,900
Torchmark Corp.	20,750	1,072,153
Travelers Cos., Inc. (The)	71,098	5,106,258
Unum Group	58,256	1,212,890
XL Group PLC	59,500	1,491,070

		89,927,897

Internet & Catalog Retail — 1.0%
Amazon.com, Inc.*	64,300	16,148,302
Expedia, Inc.	16,700	1,026,215
Netflix, Inc.*(a)	8,700	807,186
priceline.com, Inc.*	8,900	5,528,680
Tripadvisor, Inc.*(a)	16,500	692,340

		24,202,723

Internet Software & Services — 2.2%
Akamai Technologies, Inc.*	33,500	1,370,485
eBay, Inc.*	205,900	10,505,018
Google, Inc. (Class A Stock)*	47,460	33,666,700
VeriSign, Inc.*(a)	25,400	986,028
Yahoo!, Inc.*(a)	190,300	3,786,970

		50,315,201

IT Services — 3.7%
Accenture PLC (Class A Stock)	115,000	7,647,500
Automatic Data Processing, Inc.	87,400	4,982,674
Cognizant Technology Solutions Corp. (Class A Stock)*	54,700	4,050,535
Computer Sciences Corp.	26,300	1,053,315
Fidelity National Information Services, Inc.	43,900	1,528,159
Fiserv, Inc.*	23,100	1,825,593
International Business Machines Corp.	190,600	36,509,430

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Mastercard, Inc. (Class A Stock)	19,100	$9,383,448
Paychex, Inc.	58,550	1,823,247
SAIC, Inc.	54,400	615,808
Teradata Corp.*	29,600	1,831,944
Total System Services, Inc.	29,993	642,450
Visa, Inc. (Class A Stock)	93,000	14,096,940
Western Union Co. (The)	110,204	1,499,877

		87,490,920

Leisure Equipment & Products — 0.1%
Hasbro, Inc.(a)	19,050	683,895
Mattel, Inc.	57,681	2,112,278

		2,796,173

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	63,582	2,603,047
Life Technologies Corp.*	33,330	1,635,836
PerkinElmer, Inc.	23,200	736,368
Thermo Fisher Scientific, Inc.	66,300	4,228,614
Waters Corp.*	15,900	1,385,208

		10,589,073

Machinery — 1.9%
Caterpillar, Inc.	116,800	10,462,944
Cummins, Inc.	32,600	3,532,210
Deere & Co.	70,800	6,118,536
Dover Corp.	33,800	2,220,998
Flowserve Corp.	9,200	1,350,560
Illinois Tool Works, Inc.	77,900	4,737,099
Ingersoll-Rand PLC	51,900	2,489,124
Joy Global, Inc.	16,600	1,058,748
PACCAR, Inc.	61,128	2,763,597
Pall Corp.(a)	20,100	1,211,226
Parker Hannifin Corp.	27,487	2,338,044
Pentair Ltd.	36,107	1,774,659
Snap-on, Inc.	11,000	868,890
Stanley Black & Decker, Inc.	30,535	2,258,674
Xylem, Inc.	27,600	747,960

		43,933,269

Media — 3.5%
Cablevision Systems Corp. (Class A Stock)(a)	33,800	504,972
CBS Corp. (Class B Stock)	106,368	4,047,302
Comcast Corp. (Class A Stock)	478,946	17,903,002
DIRECTV*	111,200	5,577,792
Discovery Communications, Inc. (Class A Stock)*	44,500	2,824,860
Gannett Co., Inc.(a)	42,900	772,629
Interpublic Group of Cos., Inc. (The)	83,162	916,445
McGraw-Hill Cos., Inc. (The)	49,900	2,728,033
News Corp. (Class A Stock)	363,500	9,283,790
Omnicom Group, Inc.	48,400	2,418,064
Scripps Networks Interactive, Inc. (Class A Stock)	15,600	903,552
Time Warner Cable, Inc.	54,426	5,289,663
Time Warner, Inc.	167,740	8,023,004
Viacom, Inc. (Class B Stock)	85,468	4,507,582
Walt Disney Co. (The)	317,301	15,798,417

SEE NOTES TO FINANCIAL STATEMENTS.

A149

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Washington Post Co. (The) (Class B Stock)	1,000	$365,210

		81,864,317

Metals & Mining — 0.7%
Alcoa, Inc.	195,776	1,699,336
Allegheny Technologies, Inc.	15,440	468,759
Cliffs Natural Resources, Inc.	27,000	1,041,120
Freeport-McMoRan Copper & Gold, Inc.	170,912	5,845,190
Newmont Mining Corp.	89,403	4,151,875
Nucor Corp.	58,500	2,526,030
United States Steel Corp.(a)	21,140	504,612

		16,236,922

Multiline Retail — 0.8%
Big Lots, Inc.*	11,300	321,598
Dollar General Corp.*	45,600	2,010,504
Dollar Tree, Inc.*	42,800	1,735,968
Family Dollar Stores, Inc.	18,500	1,173,085
J.C. Penney Co., Inc.(a)	22,700	447,417
Kohl’s Corp.	39,500	1,697,710
Macy’s, Inc.	74,220	2,896,064
Nordstrom, Inc.	28,300	1,514,050
Target Corp.	115,268	6,820,408

		18,616,804

Multi-Utilities — 1.2%
Ameren Corp.	42,000	1,290,240
CenterPoint Energy, Inc.	73,110	1,407,367
CMS Energy Corp.(a)	45,800	1,116,604
Consolidated Edison, Inc.	52,400	2,910,296
Dominion Resources, Inc.	102,384	5,303,491
DTE Energy Co.	32,000	1,921,600
Integrys Energy Group, Inc.	12,050	629,251
NiSource, Inc.	49,600	1,234,544
PG&E Corp.	76,900	3,089,842
Public Service Enterprise Group, Inc.	89,200	2,729,520
SCANA Corp.(a)	22,200	1,013,208
Sempra Energy	41,754	2,962,029
TECO Energy, Inc.(a)	38,200	640,232
Wisconsin Energy Corp.	39,600	1,459,260

		27,707,484

Office Electronics — 0.1%
Xerox Corp.	240,211	1,638,239

Oil, Gas & Consumable Fuels — 8.9%
Anadarko Petroleum Corp.	88,626	6,585,798
Apache Corp.	69,250	5,436,125
Cabot Oil & Gas Corp.	38,200	1,900,068
Chesapeake Energy Corp.(a)	96,500	1,603,830
Chevron Corp.	352,492	38,118,485
ConocoPhillips	219,379	12,721,788
CONSOL Energy, Inc.	42,500	1,364,250
Denbury Resources, Inc.*	70,300	1,138,860
Devon Energy Corp.	68,400	3,559,536
EOG Resources, Inc.	48,200	5,822,078
EQT Corp.	26,400	1,557,072

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	819,354	$70,915,089
Hess Corp.	54,600	2,891,616
Kinder Morgan, Inc.	109,943	3,884,286
Marathon Oil Corp.	128,194	3,930,428
Marathon Petroleum Corp.	60,947	3,839,661
Murphy Oil Corp.	32,500	1,935,375
Newfield Exploration Co.*	23,700	634,686
Noble Energy, Inc.	32,400	3,296,376
Occidental Petroleum Corp.	144,900	11,100,789
Peabody Energy Corp.(a)	47,100	1,253,331
Phillips 66	112,339	5,965,201
Pioneer Natural Resources Co.	21,200	2,259,708
QEP Resources, Inc.	29,200	883,884
Range Resources Corp.	29,500	1,853,485
Southwestern Energy Co.*(a)	64,300	2,148,263
Spectra Energy Corp.	119,042	3,259,370
Tesoro Corp.	26,500	1,167,325
Valero Energy Corp.	100,800	3,439,296
Williams Cos., Inc. (The)	119,700	3,918,978
WPX Energy, Inc.*	36,133	537,664

		208,922,701

Paper & Forest Products — 0.2%
International Paper Co.	79,667	3,173,933
MeadWestvaco Corp.	31,689	1,009,929

		4,183,862

Personal Products — 0.2%
Avon Products, Inc.	78,700	1,130,132
Estee Lauder Cos., Inc. (The) (Class A Stock)	40,500	2,424,330

		3,554,462

Pharmaceuticals — 5.2%
Allergan, Inc.	54,900	5,035,977
Bristol-Myers Squibb Co.	298,740	9,735,936
Eli Lilly & Co.	183,500	9,050,220
Forest Laboratories, Inc.*	43,300	1,529,356
Hospira, Inc.*	28,920	903,461
Johnson & Johnson(a)	494,671	34,676,437
Merck & Co., Inc.	544,404	22,287,893
Mylan, Inc.*	73,500	2,019,780
Perrigo Co.	15,700	1,633,271
Pfizer, Inc.	1,323,973	33,205,243
Watson Pharmaceuticals, Inc.*	23,300	2,003,800

		122,081,374

Professional Services — 0.1%
Dun & Bradstreet Corp. (The)(a)	7,700	605,605
Equifax, Inc.	21,500	1,163,580
Robert Half International, Inc.	23,100	735,042

		2,504,227

Real Estate Investment Trusts — 2.1%
American Tower Corp.	72,500	5,602,075
Apartment Investment & Management Co. (Class A Stock)	24,074	651,442
AvalonBay Communities, Inc.	20,218	2,741,359
Boston Properties, Inc.	26,200	2,772,222
Equity Residential	56,600	3,207,522

SEE NOTES TO FINANCIAL STATEMENTS.

A150

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
HCP, Inc.	78,700	$3,555,666
Health Care REIT, Inc.	44,900	2,751,921
Host Hotels & Resorts, Inc.(a)	123,726	1,938,786
Kimco Realty Corp.(a)	76,400	1,476,048
Plum Creek Timber Co., Inc.	25,900	1,149,183
ProLogis, Inc.	81,228	2,964,010
Public Storage	25,400	3,681,984
Simon Property Group, Inc.	55,001	8,695,108
Ventas, Inc.	51,204	3,313,923
Vornado Realty Trust	32,157	2,575,133
Weyerhaeuser Co.	99,310	2,762,804

		49,839,186

Real Estate Management & Development
CBRE Group, Inc. (Class A Stock)*	53,500	1,064,650

Road & Rail — 0.8%
CSX Corp.	187,472	3,698,823
Norfolk Southern Corp.	58,600	3,623,824
Ryder System, Inc.	9,100	454,363
Union Pacific Corp.	85,200	10,711,344

		18,488,354

Semiconductors & Semiconductor Equipment — 1.9%
Advanced Micro Devices, Inc.*(a)	96,600	231,840
Altera Corp.	57,500	1,980,300
Analog Devices, Inc.	52,900	2,224,974
Applied Materials, Inc.	229,600	2,626,624
Broadcom Corp. (Class A Stock)	86,950	2,887,609
First Solar, Inc.*(a)	4,600	142,048
Intel Corp.	899,500	18,556,685
KLA-Tencor Corp.	28,700	1,370,712
Lam Research Corp.*	31,350	1,132,676
Linear Technology Corp.	43,500	1,492,050
LSI Corp.*	108,400	767,472
Microchip Technology, Inc.(a)	31,900	1,039,621
Micron Technology, Inc.*	160,300	1,017,905
NVIDIA Corp.	108,250	1,330,393
Teradyne, Inc.*(a)	32,200	543,858
Texas Instruments, Inc.	205,700	6,364,358
Xilinx, Inc.	44,000	1,579,600

		45,288,725

Software — 3.4%
Adobe Systems, Inc.*	88,000	3,315,840
Autodesk, Inc.*	41,400	1,463,490
BMC Software, Inc.*	28,600	1,134,276
CA, Inc.	64,573	1,419,315
Citrix Systems, Inc.*	33,900	2,228,925
Electronic Arts, Inc.*(a)	56,900	826,757
Intuit, Inc.	50,400	2,998,800
Microsoft Corp.	1,356,700	36,264,591
Oracle Corp.	680,420	22,671,594
Red Hat, Inc.*	33,300	1,763,568
Salesforce.com, Inc.*(a)	22,700	3,815,870
Symantec Corp.*	131,611	2,475,603

		80,378,629

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — 2.2%
Abercrombie & Fitch Co. (Class A Stock)	15,000	$719,550
AutoNation, Inc.*	4,289	170,273
AutoZone, Inc.*	6,800	2,410,124
Bed Bath & Beyond, Inc.*	42,000	2,348,220
Best Buy Co., Inc.(a)	51,725	612,941
CarMax, Inc.*(a)	40,000	1,501,600
GameStop Corp. (Class A Stock)(a)	25,000	627,250
Gap, Inc. (The)	58,587	1,818,541
Home Depot, Inc. (The)	270,619	16,737,785
Limited Brands, Inc.	43,496	2,046,922
Lowe’s Cos., Inc.	204,000	7,246,080
O’Reilly Automotive, Inc.*	20,800	1,859,936
PetSmart, Inc.	19,100	1,305,294
Ross Stores, Inc.	42,100	2,279,715
Staples, Inc.(a)	126,600	1,443,240
Tiffany & Co.	20,900	1,198,406
TJX Cos., Inc.	134,800	5,722,260
Urban Outfitters, Inc.*	19,000	747,840

		50,795,977

Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	51,700	2,869,867
Fossil, Inc.*(a)	8,300	772,730
NIKE, Inc. (Class B Stock)	132,400	6,831,840
Ralph Lauren Corp.	11,000	1,649,120
VF Corp.	15,536	2,345,470

		14,469,027

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	86,900	706,497
People’s United Financial, Inc.	64,900	784,641

		1,491,138

Tobacco — 1.8%
Altria Group, Inc.	362,700	11,396,034
Lorillard, Inc.	23,231	2,710,361
Philip Morris International, Inc.	298,700	24,983,268
Reynolds American, Inc.(a)	59,300	2,456,799

		41,546,462

Trading Companies & Distributors — 0.2%
Fastenal Co.	48,600	2,269,134
W.W. Grainger, Inc.	11,000	2,226,070

		4,495,204

Wireless Telecommunication Services — 0.3%
Crown Castle International Corp.*	49,700	3,586,352
MetroPCS Communications, Inc.*	47,100	468,174
Sprint Nextel Corp.*	552,022	3,129,965

		7,184,491

TOTAL LONG-TERM INVESTMENTS (cost $1,123,015,843)		2,284,169,998

SEE NOTES TO FINANCIAL STATEMENTS.

A151

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SHORT-TERM INVESTMENTS — 7.8%	Shares	Value (Note 2)
Affiliated Money Market Mutual Fund — 7.7%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $178,676,661; includes $129,522,551 of cash collateral received for securities on loan)) (Note 4)(b)(c)	178,676,661	$178,676,661

	Principal Amount (000)
U.S. Government Obligation — 0.1%
U.S. Treasury Bill, 03/21/2013(d)(e) (cost $2,999,704)	$3,000	2,999,772

TOTAL SHORT-TERM INVESTMENTS (cost $181,676,365)		181,676,433

TOTAL INVESTMENTS — 105.4% (cost $1,304,692,208)		2,465,846,431
LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (5.4)%		(125,582,016)

NET ASSETS — 100.0%		$2,340,264,415

The following abbreviations are used in portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $128,168,029; cash collateral of $129,522,551 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contract.

(f)	Includes net unrealized depreciation on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Depreciation
Long Position:
155	S&P 500 Index	Mar. 2013	$55,420,766	$55,028,875	$(391,891)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,284,169,998	$—	$—
Affiliated Money Market Mutual Fund	178,676,661	—	—
U.S. Government Obligation	—	2,999,772	—
Other Financial Instruments*
Futures	(391,891)	—	—

Total	$2,462,454,768	$2,999,772	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A152

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 was as follows:

Oil, Gas & Consumable Fuels	8.9%
Affiliated Money Market Mutual Fund (including 5.5% of collateral received for securities on loan)	7.6
Pharmaceuticals	5.2
Computers & Peripherals	4.9
Insurance	3.8
IT Services	3.7
Diversified Financial Services	3.5
Media	3.5
Software	3.4
Commercial Banks	2.7
Diversified Telecommunication Services	2.7
Chemicals	2.5
Healthcare Equipment & Supplies	2.5
Industrial Conglomerates	2.4
Aerospace & Defense	2.3
Beverages	2.3
Food & Staples Retailing	2.3
Internet Software & Services	2.2
Specialty Retail	2.2
Household Products	2.1
Real Estate Investment Trusts	2.1
Capital Markets	2.0
Communications Equipment	1.9
Electric Utilities	1.9
Healthcare Providers & Services	1.9
Machinery	1.9
Semiconductors & Semiconductor Equipment	1.9
Energy Equipment & Services	1.8
Hotels, Restaurants & Leisure	1.8
Tobacco	1.8
Food Products	1.7
Biotechnology	1.6
Multi-Utilities	1.2
Internet & Catalog Retail	1.0

Consumer Finance	0.9%
Air Freight & Logistics	0.8
Multiline Retail	0.8
Road & Rail	0.8
Electrical Equipment	0.7
Metals & Mining	0.7
Textiles, Apparel & Luxury Goods	0.6
Automobiles	0.5
Commercial Services & Supplies	0.5
Life Sciences Tools & Services	0.5
Electronic Equipment, Instruments & Components	0.4
Auto Components	0.3
Household Durables	0.3
Wireless Telecommunication Services	0.3
Construction & Engineering	0.2
Paper & Forest Products	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
U.S. Government Obligation	0.2
Airlines	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Healthcare Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1

105.4
Liabilities in excess of other assets	(5.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts		$—	Due from broker — variation margin	$391,891	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 is as follows:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$7,667,963

Change in Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$(1,339,593)

For the year ended December 31, 2012, the average value at trade date for futures long position was $48,182,801.

SEE NOTES TO FINANCIAL STATEMENTS.

A153

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $128,168,029:
Unaffiliated investments (cost $1,126,015,547)	$2,287,169,770
Affiliated investments (cost $178,676,661)	178,676,661
Receivable for investments sold	3,020,845
Dividends and interest receivable	2,560,796
Due from broker—variation margin	1,398,875
Foreign tax reclaim receivable	19,310
Prepaid expenses	15,540
Receivable for Series shares sold	4,366

Total Assets	2,472,866,163

LIABILITIES
Collateral for securities on loan	129,522,551
Payable for investments purchased	1,683,877
Management fee payable	592,862
Payable for Series shares repurchased	551,672
Accrued expenses and other liabilities	127,028
Payable to custodian	122,832
Affiliated transfer agent fee payable	926

Total Liabilities	132,601,748

NET ASSETS	$2,340,264,415

Net assets were comprised of:
Paid-in capital	$1,128,501,387
Retained earnings	1,211,763,028

Net assets, December 31, 2012	$2,340,264,415

Net asset value and redemption price per share, $2,340,264,415 / 65,639,105 outstanding shares of beneficial interest	$35.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $9,655)	$52,444,648
Affiliated income from securities loaned, net	322,112
Affiliated dividend income	89,524
Interest	2,364

52,858,648

EXPENSES
Management fee	8,064,851
Custodian’s fees and expenses	228,000
Shareholders’ reports	151,000
Trustees’ fees	30,000
Insurance expenses	24,000
Audit fee	20,000
Legal fees and expenses	14,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	15,632

Total expenses	8,564,483
Less: Management fee waiver (Note 3)	(1,152,122)

Net expenses	7,412,361

NET INVESTMENT INCOME	45,446,287

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	47,849,129
Futures	7,667,963

55,517,092

Net change in unrealized appreciation (depreciation) on:
Investments	232,183,193
Futures	(1,339,593)

230,843,600

NET GAIN ON INVESTMENTS	286,360,692

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$331,806,979

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$45,446,287	$38,928,475
Net realized gain on investments	55,517,092	31,044,681
Net change in unrealized appreciation (depreciation) on investments	230,843,600	(25,573,488)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	331,806,979	44,399,668

DISTRIBUTIONS	(45,812,464)	(36,002,280)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,497,834 and 1,251,307 shares, respectively]	52,031,635	39,571,327
Series shares issued in reinvestment of distributions [1,398,000 and 1,145,475 shares, respectively]	45,812,464	36,002,280
Series shares repurchased [5,978,533 and 6,278,327 shares, respectively]	(205,985,546)	(199,110,942)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(108,141,447)	(123,537,335)

TOTAL INCREASE (DECREASE) IN NET ASSETS	177,853,068	(115,139,947)
NET ASSETS:
Beginning of year	2,162,411,347	2,277,551,294

End of year	$2,340,264,415	$2,162,411,347

SEE NOTES TO FINANCIAL STATEMENTS.

A154

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.1%
Boeing Co. (The)	269,527	$20,311,555
United Technologies Corp.	81,442	6,679,058

		26,990,613

Airlines — 3.3%
Delta Air Lines, Inc.*	2,025,308	24,040,406
United Continental Holdings, Inc.*(a)	751,980	17,581,292

		41,621,698

Auto Components — 2.3%
Lear Corp.	624,686	29,260,292

Capital Markets — 4.4%
Goldman Sachs Group, Inc. (The)	192,866	24,601,987
Morgan Stanley	1,608,902	30,762,206

		55,364,193

Chemicals — 1.4%
Mosaic Co. (The)	316,537	17,925,490

Commercial Banks — 4.2%
PNC Financial Services Group, Inc.	298,572	17,409,733
Wells Fargo & Co.	1,043,839	35,678,417

		53,088,150

Communications Equipment — 1.5%
JDS Uniphase Corp.*	1,378,587	18,666,068

Computers & Peripherals — 1.6%
Apple, Inc.	37,128	19,790,338

Consumer Finance — 2.6%
American Express Co.	266,946	15,344,056
SLM Corp.	1,058,393	18,130,272

		33,474,328

Diversified Financial Services — 4.1%
Citigroup, Inc.	558,257	22,084,647
JPMorgan Chase & Co.	675,134	29,685,642

		51,770,289

Diversified Telecommunication Services — 1.7%
Vivendi SA (France)	979,917	22,161,869

Electronic Equipment & Instruments — 2.5%
Flextronics International Ltd.*	5,102,611	31,687,214

Energy Equipment & Services — 2.0%
Ensco PLC (Class A Stock)	164,952	9,778,355
Halliburton Co.	468,188	16,241,442

		26,019,797

Food & Staples Retailing — 3.1%
CVS Caremark Corp.	590,117	28,532,157
Wal-Mart Stores, Inc.	154,712	10,556,000

		39,088,157

Food Products — 6.3%
Bunge Ltd.	346,842	25,211,945
Kraft Foods Group, Inc.	106,706	4,851,922
Mondelez International, Inc. (Class A Stock)	462,454	11,778,703
Smithfield Foods, Inc.*	922,098	19,889,654
Tyson Foods, Inc. (Class A Stock)	947,203	18,375,738

		80,107,962

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 6.1%
CIGNA Corp.	382,890	$20,469,299
Express Scripts Holding Co.*	325,885	17,597,790
HCA Holdings, Inc.	687,115	20,730,260
UnitedHealth Group, Inc.	344,736	18,698,481

		77,495,830

Hotels, Restaurants & Leisure — 3.5%
Carnival Corp.	368,141	13,536,545
Hyatt Hotels Corp. (Class A Stock)*(a)	365,240	14,087,307
International Game Technology	1,181,053	16,735,521

		44,359,373

Independent Power Producers & Energy Traders — 1.9%
Calpine Corp.*	1,319,285	23,918,637

Insurance — 3.6%
Arch Capital Group Ltd.*	142,912	6,290,986
Axis Capital Holdings Ltd.	176,134	6,101,282
MetLife, Inc.	612,072	20,161,652
Travelers Cos., Inc. (The)	181,311	13,021,756

		45,575,676

Internet Software & Services — 2.1%
Google, Inc. (Class A Stock)*	36,785	26,094,175

Media — 8.0%
Comcast Corp. (Class A Stock)	1,017,142	38,020,768
Liberty Global, Inc., Ser. C*	854,277	50,188,774
Viacom, Inc. (Class B Stock)	251,681	13,273,656

		101,483,198

Metals & Mining — 3.0%
Goldcorp, Inc.	542,791	19,920,430
Newmont Mining Corp.	391,726	18,191,755

		38,112,185

Oil, Gas & Consumable Fuels — 10.4%
Anadarko Petroleum Corp.	284,414	21,134,804
EOG Resources, Inc.	169,854	20,516,665
Marathon Oil Corp.	606,210	18,586,399
Newfield Exploration Co.*	294,077	7,875,382
Noble Energy, Inc.	274,845	27,962,730
Occidental Petroleum Corp.	250,380	19,181,612
Suncor Energy, Inc.	527,264	17,389,167

		132,646,759

Pharmaceuticals — 7.4%
Mylan, Inc.*	1,325,604	36,427,598
Pfizer, Inc.	895,444	22,457,736
Sanofi (France), ADR	384,288	18,207,565
Teva Pharmaceutical Industries Ltd. (Israel), ADR	446,967	16,689,748

		93,782,647

Road & Rail — 1.7%
Union Pacific Corp.	173,030	21,753,332

Semiconductors & Semiconductor Equipment — 1.8%
Maxim Integrated Products, Inc.	482,747	14,192,762
NVIDIA Corp.	730,077	8,972,646

		23,165,408

SEE NOTES TO FINANCIAL STATEMENTS.

A155

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software — 3.0%
CA, Inc.	697,042	$15,320,983
Microsoft Corp.	869,258	23,235,266

		38,556,249

Wireless Telecommunication Services — 1.3%
MetroPCS Communications, Inc.*	912,764	9,072,874
NII Holdings, Inc.*	1,077,276	7,680,978

		16,753,852

TOTAL LONG-TERM INVESTMENTS (cost $1,000,571,372)		1,230,713,779

SHORT-TERM INVESTMENT — 4.5%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $56,574,361; includes $17,669,148 of cash collateral received for securities on loan) (Note 4)(b)(c)	56,574,361	56,574,361

TOTAL INVESTMENTS — 101.4% (cost $1,057,145,733)		1,287,288,140
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.4)%		(17,779,364)

NET ASSETS — 100.0%		$1,269,508,776

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,459,170; cash collateral of $17,669,148 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,208,551,910	$22,161,869	$—
Affiliated Money Market Mutual Fund	56,574,361	—	—

Total	$1,265,126,271	$22,161,869	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 was as follows:

Oil, Gas & Consumable Fuels	10.4%
Media	8.0
Pharmaceuticals	7.4
Food Products	6.3
Healthcare Providers & Services	6.1
Affiliated Money Market Mutual Fund (including 1.4% of collateral received for securities on loan)	4.5
Capital Markets	4.4
Commercial Banks	4.2
Diversified Financial Services	4.1
Insurance	3.6
Hotels, Restaurants & Leisure	3.5
Airlines	3.3
Food & Staples Retailing	3.1
Metals & Mining	3.0
Software	3.0
Consumer Finance	2.6
Electronic Equipment & Instruments	2.5
Auto Components	2.3
Aerospace & Defense	2.1
Internet Software & Services	2.1
Energy Equipment & Services	2.0
Independent Power Producers & Energy Traders	1.9
Semiconductors & Semiconductor Equipment	1.8
Diversified Telecommunication Services	1.7
Road & Rail	1.7
Computers & Peripherals	1.6
Communications Equipment	1.5
Chemicals	1.4
Wireless Telecommunication Services	1.3

101.4
Liabilities in excess of other assets	(1.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A156

VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $17,459,170:
Unaffiliated investments (cost $1,000,571,372)	$1,230,713,779
Affiliated investments (cost $56,574,361)	56,574,361
Cash	122,031
Dividends and interest receivable	451,712
Foreign tax reclaim receivable	194,867
Receivable for Series shares sold	11,114
Prepaid expenses	8,352

Total Assets	1,288,076,216

LIABILITIES
Collateral for securities on loan	17,669,148
Management fee payable	426,938
Payable for Series shares repurchased	282,235
Accrued expenses and other liabilities	185,203
Distribution fee payable	1,320
Deferred trustees’ fees	1,250
Affiliated transfer agent fee payable	926
Administration fee payable	420

Total Liabilities	18,567,440

NET ASSETS	$1,269,508,776

Net assets were comprised of:
Paid-in capital	$1,256,874,832
Retained earnings	12,633,944

Net assets, December 31, 2012	$1,269,508,776

Class I:
Net asset value and redemption price per share, $1,263,262,151 / 69,917,041 outstanding shares of beneficial interest	$18.07

Class II:
Net asset value and redemption price per share, $6,246,625 / 343,307 outstanding shares of beneficial interest	$18.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $210,578)	$22,493,374
Affiliated income from securities loaned, net	63,157
Affiliated dividend income	52,961

22,609,492

EXPENSES
Management fee	5,064,199
Distribution fee—Class II	15,654
Administration fee—Class II	9,392
Shareholders’ reports	174,000
Custodian’s fees and expenses	114,000
Trustees’ fees	25,000
Audit fee	20,000
Insurance expenses	14,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Legal fees and expenses	11,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	11,134

Total expenses	5,475,379

NET INVESTMENT INCOME	17,134,113

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(7,172,563)
Foreign currency transactions	30,365

(7,142,198)

Net change in unrealized appreciation (depreciation) on:
Investments	162,786,904
Foreign currencies	(3,284)

162,783,620

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	155,641,422

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$172,775,535

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$17,134,113	$12,321,325
Net realized gain (loss) on investments and foreign currencies	(7,142,198)	127,551,003
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	162,783,620	(211,609,192)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	172,775,535	(71,736,864)

DISTRIBUTIONS:
Class I	(12,289,580)	(13,916,247)
Class II	(34,396)	(36,196)

TOTAL DISTRIBUTIONS	(12,323,976)	(13,952,443)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	7,601,414	11,696,328
Series shares issued in reinvestment of distributions	12,323,976	13,952,443
Series shares repurchased	(148,489,438)	(142,367,941)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(128,564,048)	(116,719,170)

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,887,511	(202,408,477)
NET ASSETS:
Beginning of year	1,237,621,265	1,440,029,742

End of year	$1,269,508,776	$1,237,621,265

SEE NOTES TO FINANCIAL STATEMENTS.

A157

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of eighteen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to thirteen Portfolios which are listed below along with each Portfolio’s investment objective.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio:    Long-term growth of capital.

Flexible Managed Portfolio:    Total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:    Long-term growth of capital.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital.

High Yield Bond Portfolio:    High total return.

Jennison Portfolio:    Long-term growth of capital.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity.

Natural Resources Portfolio:    Long-term growth of capital.

Small Capitalization Stock Portfolio:    Long-term growth of capital.

Stock Index Portfolio:    Achieve investment results that generally correspond to the performance of publicly traded common stocks.

Value Portfolio:    Capital appreciation.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuations:    Each Portfolio holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to the Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Portfolio’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

B1

Various inputs are used in determining the value of the Portfolios’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following each Portfolio’s Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Portfolio’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with input from deal terms, tranche level attributes, yield curves, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

The Money Market Portfolio values all of its securities of sufficient credit quality, at amortized cost, which approximates fair value. The other Portfolios value short-term debt securities of sufficient credit quality, which mature in sixty days or less, at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swap agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

B2

reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Each Portfolio may hold up to 15% of their net assets (the Money Market Portfolio may hold up to 10% of its net assets) in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may be delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. Certain Portfolios of the Series Fund entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

B3

Short Sales:    Certain Portfolios of the Series Fund may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The High Yield Bond and Money Market Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

Certain Portfolios of the Series Fund entered into financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates and to manage yield curve duration. Certain Portfolios entered into equity index futures contracts to gain market exposure. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Options:    Certain Portfolios of the Series Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates, with respect to securities which the Portfolio currently owns or intends to purchase. Certain Portfolios also used purchased options to gain exposure to certain securities and foreign currencies. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options, and guarantees the futures and options contracts against default.

B4

Swap Agreements:    Certain Portfolios of the Series Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with the counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers. Certain Portfolios in the Series Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of particular issuer’s default by selling credit default swaps. The Portfolios’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting arrangement between the Portfolio and the counterparty that permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on

B5

asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2012, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Series Fund hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Lending:    Each Portfolio of the Series Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities and any interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    Certain Portfolios of the Series Fund enter into mortgage dollar rolls in which the Portfolio sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

B6

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are charged directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio declares and reinvests distributions daily. The Diversified Bond, Government Income and High Yield Bond Portfolios make distributions, if any, quarterly. All other Portfolios’ distributions are generally made on an annual basis. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), LSV Asset Management (“LSV”), Marsico Capital Management LLC (“Marsico”), Quantitative Management Associates LLC (“QMA”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, using the value of each of the Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.17	*
Natural Resources Portfolio	0.45	0.45
Small Capitalization Stock Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.30	**
Value Portfolio	0.40	0.40

B7

*	In order to support the income yield, PI has voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. Prior to July 1, 2012, PI had voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) did not fall below 0.02%. Prior to March 2, 2010, that threshold was 0.05%. The waiver is voluntary and may be modified or terminated by PI at any time without notice. During the year ended December 31, 2012, the total waiver as a result of this voluntary agreement was $2,238,233 or an annualized 0.23% of the Money Market Portfolio’s average daily net assets.
**	Effective August 1, 2010, PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio.

At December 31, 2012, the Subadvisors that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
Conservative Balanced Portfolio	PIM, QMA
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison
Flexible Managed Portfolio	PIM, QMA
Global Portfolio	LSV, Marsico, QMA, T. Rowe & William Blair
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, PIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2012, brokerage commission recaptured under these agreements was as follows:

Portfolio	Commission Recaptured
Equity Portfolio	$150,792
Global Portfolio	3,278
Jennison Portfolio	28,557
Natural Resources Portfolio	34,299
Value Portfolio	51,930

B8

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM also serves as the Series Fund’s security lending agent. For the year ended December 31, 2012, PIM was compensated as follows for these services by the Series Fund Portfolios:

Portfolio	PIM
Conservative Balanced Portfolio	$80,668
Diversified Bond Portfolio	64,035
Equity Portfolio	546,566
Flexible Managed Portfolio	55,819
Global Portfolio	34,854
Government Income Portfolio	5,974
High Yield Bond Portfolio	443,240
Jennison Portfolio	59,946
Natural Resources Portfolio	98,756
Small Capitalization Stock Portfolio	254,749
Stock Index Portfolio	96,215
Value Portfolio	18,865

Certain Portfolios invest in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2012 were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$3,027,076,428	$3,124,109,519
Diversified Bond Portfolio	1,100,850,694	1,443,209,685
Equity Portfolio	1,468,458,591	1,706,309,866
Flexible Managed Portfolio	5,348,778,903	5,449,118,743
Global Portfolio	324,562,963	366,366,916
Government Income Portfolio	4,471,531,989	4,521,968,356
High Yield Bond Portfolio	1,773,933,760	1,257,704,491
Jennison Portfolio	558,404,196	647,558,973
Natural Resources Portfolio	238,769,289	348,225,200
Small Capitalization Stock Portfolio	53,862,533	93,131,321
Stock Index Portfolio	48,232,425	160,463,387
Value Portfolio	352,240,923	488,799,125

Options written transactions, during the year ended December 31, 2012, were as follows:

Conservative Balanced Portfolio	Contracts	Premiums
Balance as of December 31, 2011	—	$—
Options written	259	37,175
Options terminated in closing purchase transactions	(259)	(37,175)
Options expired	—	—

Balance as of December 31, 2012	—	$—

B9

Diversified Bond Portfolio	Contracts	Premiums
Balance as of December 31, 2011	—	$—
Options written	577	97,856
Options terminated in closing purchase transactions	(577)	(97,856)
Options expired	—	—

Balance as of December 31, 2012	—	$—

Flexible Managed Portfolio	Contracts	Premiums
Balance as of December 31, 2011	—	$—
Options written	339	48,461
Options terminated in closing purchase transactions	(339)	(48,461)
Options expired	—	—

Balance as of December 31, 2012	—	$—

Government Income Portfolio	Contracts	Premiums
Balance as of December 31, 2011	—	$—
Options written	245	35,176
Options terminated in closing purchase transactions	(245)	(35,176)
Options expired	—	—

Balance as of December 31, 2012	—	$—

Note 6:	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2012, the Equity, Jennison, Natural Resources and Value Portfolios have Class II shares outstanding.

B10

Transactions in shares of beneficial interest of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio:

Class I	Shares	Amount
Year ended December 31, 2012:
Series shares sold	665,566	$17,089,685
Series shares issued in reinvestment of distributions	764,646	18,817,932
Series shares repurchased	(9,596,928)	(249,386,485)

Net increase (decrease) in shares outstanding	(8,166,716)	$(213,478,868)

Year ended December 31, 2011:
Series shares sold	781,393	$19,351,385
Series shares issued in reinvestment of distributions	887,087	22,097,344
Series shares repurchased	(9,666,900)	(241,561,350)

Net increase (decrease) in shares outstanding	(7,998,420)	$(200,112,621)

Class II
Year ended December 31, 2012:
Series shares sold	2,851	$75,562
Series shares issued in reinvestment of distributions	170	4,233
Series shares repurchased	(18,112)	(453,228)

Net increase (decrease) in shares outstanding	(15,091)	$(373,433)

Year ended December 31, 2011:
Series shares sold	23,819	$618,805
Series shares issued in reinvestment of distributions	159	4,010
Series shares repurchased	(18,984)	(458,348)

Net increase (decrease) in shares outstanding	4,994	$164,467

Jennison Portfolio:

Class I	Shares	Amount
Year ended December 31, 2012:
Series shares sold	1,025,506	$27,133,671
Series shares issued in reinvestment of distributions	75,735	1,936,533
Series shares repurchased	(4,559,725)	(120,020,319)

Net increase (decrease) in shares outstanding	(3,458,484)	$(90,950,115)

Year ended December 31, 2011:
Series shares sold	960,647	$23,005,710
Series shares issued in reinvestment of distributions	152,637	3,609,872
Series shares repurchased	(11,249,998)	(275,658,994)

Net increase (decrease) in shares outstanding	(10,136,714)	$(249,043,412)

Class II
Year ended December 31, 2012:
Series shares sold	466,072	$12,156,641
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(592,524)	(15,413,992)

Net increase (decrease) in shares outstanding	(126,452)	$(3,257,351)

Year ended December 31, 2011:
Series shares sold	317,015	$7,584,519
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(372,193)	(8,715,225)

Net increase (decrease) in shares outstanding	(55,178)	$(1,130,706)

B11

Natural Resources Portfolio:

Class I	Shares	Amount
Year ended December 31, 2012:
Series shares sold	364,027	$13,108,269
Series shares issued in reinvestment of distributions	2,374,743	73,450,794
Series shares repurchased	(3,246,104)	(115,601,851)

Net increase (decrease) in shares outstanding	(507,334)	$(29,042,788)

Year ended December 31, 2011:
Series shares sold	412,131	$18,208,621
Series shares issued in reinvestment of distributions	47,177	2,137,134
Series shares repurchased	(2,846,544)	(127,557,784)

Net increase (decrease) in shares outstanding	(2,387,236)	$(107,212,029)

Class II
Year ended December 31, 2012:
Series shares sold	736,538	$28,087,620
Series shares issued in reinvestment of distributions	177,121	5,441,151
Series shares repurchased	(879,763)	(32,758,901)

Net increase (decrease) in shares outstanding	33,896	$769,870

Year ended December 31, 2011:
Series shares sold	875,550	$37,590,119
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(1,252,490)	(53,728,764)

Net increase (decrease) in shares outstanding	(376,940)	$(16,138,645)

Value Portfolio:

Class I	Shares	Amount
Year ended December 31, 2012:
Series shares sold	430,235	$7,336,846
Series shares issued in reinvestment of distributions	770,990	12,289,580
Series shares repurchased	(8,582,460)	(147,590,033)

Net increase (decrease) in shares outstanding	(7,381,235)	$(127,963,607)

Year ended December 31, 2011:
Series shares sold	661,360	$11,056,833
Series shares issued in reinvestment of distributions	806,739	13,916,247
Series shares repurchased	(8,283,301)	(141,040,811)

Net increase (decrease) in shares outstanding	(6,815,202)	$(116,067,731)

Class II
Year ended December 31, 2012:
Series shares sold	15,559	$264,568
Series shares issued in reinvestment of distributions	2,138	34,396
Series shares repurchased	(51,890)	(899,405)

Net increase (decrease) in shares outstanding	(34,193)	$(600,441)

Year ended December 31, 2011:
Series shares sold	36,870	$639,495
Series shares issued in reinvestment of distributions	2,080	36,196
Series shares repurchased	(78,020)	(1,327,130)

Net increase (decrease) in shares outstanding	(39,070)	$(651,439)

B12

Note 8:	Borrowings

The Portfolios (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2012. The average balance outstanding is for the number of days the Portfolio had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Amount Outstanding at December 31, 2012
Equity Portfolio	$340,000	1	1.49%	$—
Jennison Portfolio	369,000	5	1.51	—

Note 9:	Ownership and Affiliates

As of December 31, 2012, all of Class I shares of record of each Portfolio were owned by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

B13

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.32	$15.96	$14.65	$12.69	$16.69

Income (Loss) From Investment Operations:
Net investment income	.38	.36	.37	.39	.50
Net realized and unrealized gain (loss) on investments	1.43	.37	1.31	2.08	(3.98)

Total from investment operations	1.81	.73	1.68	2.47	(3.48)

Less Distributions	(.36)	(.37)	(.37)	(.51)	(.52)

Net Asset Value, end of year	$17.77	$16.32	$15.96	$14.65	$12.69

Total Return(b)	11.23%	4.60%	11.74%	20.01%	(21.41)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,287.0	$2,191.6	$2,234.7	$2,138.7	$1,957.5
Ratios to average net assets(c):
Expenses	.58%	.59%	.59%	.59%	.59%
Net investment income	2.11%	2.12%	2.32%	2.68%	3.12%
Portfolio turnover rate(d)	188%	215%	185%	250%	336%

	Diversified Bond Portfolio
	Year Ended December 31,
	2012(a)	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.74	$11.67	$11.16	$9.89	$10.90

Income (Loss) From Investment Operations:
Net investment income	.54	.56	.52	.50	.54
Net realized and unrealized gain (loss) on investments	.66	.30	.63	1.46	(.90)

Total from investment operations	1.20	.86	1.15	1.96	(.36)

Less Distributions	(1.06)	(.79)	(.64)	(.69)	(.65)

Net Asset Value, end of year	$11.88	$11.74	$11.67	$11.16	$9.89

Total Return(b)	10.68%	7.51%	10.57%	20.51%	(3.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,305.9	$1,556.9	$1,522.9	$1,363.5	$1,134.8
Ratios to average net assets(c):
Expenses	.44%	.42%	.46%	.44%	.44%
Net investment income	4.57%	4.76%	4.46%	4.79%	5.07%
Portfolio turnover rate	144%	167%	191%	401%	723%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2012(c)	2011	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.73	$24.75	$22.30	$16.40	$29.67

Income (Loss) From Investment Operations:
Net investment income	.27	.13	.15	.16	.29
Net realized and unrealized gain (loss) on investments	2.96	(.98)	2.48	6.04	(10.52)

Total from investment operations	3.23	(.85)	2.63	6.20	(10.23)

Less Distributions:	(.15)	(.17)	(.18)	(.30)	(3.04)

Net Asset Value, end of year	$26.81	$23.73	$24.75	$22.30	$16.40

Total Return(a)	13.69%	(3.47)%	11.90%	38.17%	(38.16)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,167.0	$2,997.5	$3,324.3	$3,195.1	$2,521.0
Ratios to average net assets(b):
Expenses	.47%	.48%	.48%	.48%	.48%
Net investment income	1.04%	.58%	.71%	.90%	1.21%
Portfolio turnover rate	48%	49%	68%	98%	67%

	Equity Portfolio
	Class II
	Year Ended December 31,
	2012(c)	2011	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.99	$25.00	$22.46	$16.47	$29.81

Income (Loss) From Investment Operations:
Net investment income	.17	.06	.04	.09	.19
Net realized and unrealized gain (loss) on investments	3.00	(1.03)	2.54	6.07	(10.61)

Total from investment operations	3.17	(.97)	2.58	6.16	(10.42)

Less Distributions:	(.06)	(.04)	(.04)	(.17)	(2.92)

Net Asset Value, end of year	$27.10	$23.99	$25.00	$22.46	$16.47

Total Return(a)	13.23%	(3.87)%	11.50%	37.58%	(38.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.8	$2.0	$1.9	$.4	$.4
Ratios to average net assets(b):
Expenses	.87%	.88%	.88%	.88%	.88%
Net investment income	.63%	.19%	.34%	.52%	.78%
Portfolio turnover rate	48%	49%	68%	98%	67%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.99	$15.63	$14.28	$12.34	$18.30

Income (Loss) From Investment Operations:
Net investment income	.37	.33	.31	.34	.45
Net realized and unrealized gain (loss) on investments	1.74	.34	1.37	2.05	(4.62)

Total from investment operations	2.11	.67	1.68	2.39	(4.17)

Less Distributions	(.33)	(.31)	(.33)	(.45)	(1.79)

Net Asset Value, end of year	$17.77	$15.99	$15.63	$14.28	$12.34

Total Return(a)	13.37%	4.34%	12.03%	19.95%	(24.82)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,265.8	$3,036.8	$3,077.3	$2,906.0	$2,621.6
Ratios to average net assets(b):
Expenses	.63%	.63%	.64%	.63%	.64%
Net investment income	2.05%	2.01%	2.06%	2.50%	2.85%
Portfolio turnover rate(c)	214%	246%	205%	248%	321%

	Global Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.94	$18.49	$16.68	$13.07	$24.62

Income (Loss) From Investment Operations:
Net investment income	.36	.29	.28	.28	.40
Net realized and unrealized gain (loss) on investments	2.57	(1.56)	1.79	3.75	(10.38)

Total from investment operations	2.93	(1.27)	2.07	4.03	(9.98)

Less Distributions	(.30)	(.28)	(.26)	(.42)	(1.57)

Net Asset Value, end of year	$19.57	$16.94	$18.49	$16.68	$13.07

Total Return(a)	17.52%	(6.97)%	12.74%	31.39%	(42.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$611.2	$564.2	$648.5	$619.5	$512.7
Ratios to average net assets(b):
Expenses	.84%	.84%	.87%	.85%	.84%
Net investment income	1.82%	1.54%	1.60%	1.77%	2.01%
Portfolio turnover rate	57%	69%	69%	50%	65%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.37	$12.03	$11.86	$11.40	$11.38

Income From Investment Operations:
Net investment income	.25	.30	.35	.37	.45
Net realized and unrealized gain on investments	.19	.60	.47	.49	.03

Total from investment operations	.44	.90	.82	.86	.48

Less Distributions	(.66)	(.56)	(.65)	(.40)	(.46)

Net Asset Value, end of year	$12.15	$12.37	$12.03	$11.86	$11.40

Total Return(a)	3.63%	7.63%	6.99%	7.71%	4.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$382.9	$416.7	$399.2	$375.4	$370.5
Ratios to average net assets(b):
Expenses	.48%	.46%	.50%	.47%	.52	%(d)
Net investment income	1.96%	2.48%	2.87%	3.11%	3.98	%(d)
Portfolio turnover rate(c)	1154%	1554%	1122%	1179%	2707%

	High Yield Bond Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.93	$5.06	$4.83	$3.61	$5.09

Income (Loss) From Investment Operations:
Net investment income	.35	.38	.42	.41	.41
Net realized and unrealized gain (loss) on investments	.34	(.13)	.23	1.22	(1.48)

Total from investment operations	.69	.25	.65	1.63	(1.07)

Less Distributions	(.36)	(.38)	(.42)	(.41)	(.41)

Net Asset Value, end of year	$5.26	$4.93	$5.06	$4.83	$3.61

Total Return(a)	14.43%	5.10%	14.05%	47.16%	(22.28)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,841.8	$2,158.4	$2,141.2	$1,938.3	$1,239.9
Ratios to average net assets(b):
Expenses	.57%	.58%	.58%	.58%	.58%
Net investment income	6.95%	7.53%	8.51%	9.75%	8.78%
Portfolio turnover rate	53%	68%	89%	84%	61%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(d)	Includes interest expense of .03%.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2012(a)	2011	2010(a)	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.26	$23.26	$20.87	$14.69	$23.53

Income (Loss) From Investment Operations:
Net investment income	.11	.03	.06	.08	.10
Net realized and unrealized gain (loss) on investments	3.65	.04	2.42	6.22	(8.84)

Total from investment operations	3.76	.07	2.48	6.30	(8.74)

Less Distributions	(.04)	(.07)	(.09)	(.12)	(.10)

Net Asset Value, end of year	$26.98	$23.26	$23.26	$20.87	$14.69

Total Return(b)	16.18%	.30%	11.95%	43.03%	(37.28)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,213.3	$1,126.3	$1,362.1	$1,298.7	$1,148.0
Ratios to average net assets(c):
Expenses	.63%	.64%	.64%	.64%	.63%
Net investment income	.42%	.16%	.29%	.44%	.52%
Portfolio turnover rate	45%	51%	67%	76%	74%

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2012(a)	2011	2010(a)	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.89	$22.91	$20.55	$14.46	$23.17

Income (Loss) From Investment Operations:
Net investment income (loss)	— (d)	(.07)	(.02)	.01	.02
Net realized and unrealized gain (loss) on investments	3.60	.05	2.38	6.13	(8.72)

Total from investment operations	3.60	(.02)	2.36	6.14	(8.70)

Less Distributions	—	—	— (d)	(.05)	(.01)

Net Asset Value, end of year	$26.49	$22.89	$22.91	$20.55	$14.46

Total Return(b)	15.73%	(.09)%	11.50%	42.52%	(37.55)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$33.6	$31.9	$33.2	$20.2	$12.2
Ratios to average net assets(c):
Expenses	1.03%	1.04%	1.04%	1.04%	1.03%
Net investment income (loss)	.02%	(.24)%	(.10)%	.03%	.12%
Portfolio turnover rate	45%	51%	67%	76%	74%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2012		2011		2010		2009		2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00		$10.00		$10.00		$10.00		$10.00

Income From Investment Operations:
Net investment income and realized gains	—	(a)	—	(a)	—	(a)	.04		.26
Distributions	—	(a)	—	(a)	—	(a)	(.04)		(.26)
Capital contributions(d)	—		—		—	(a)	—		—

Net Asset Value, end of year	$10.00		$10.00		$10.00		$10.00		$10.00

Total Return(b)	.01%		.02%		.03%		.40%		2.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$903.5		$1,016.0		$1,127.1		$1,223.4		$1,489.8
Ratios to average net assets:
Expenses	.21	%(c)	.18	%(c)	.25	%(c)	.39	%(c)	.43%
Net investment income	.01	%(c)	.02	%(c)	.03	%(c)	.41	%(c)	2.59%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Net of management fee waiver (Note 3). If the investment manager had not waived expenses, the expense ratio and the net investment income(loss) ratio would have been .44% and (.22)% for the year ended December 31, 2012, .42% and (.22)% for the year ended December 31, 2011, .44% and (.16)% for the year ended December 31, 2010 and .43% and .37% for the year ended December 31, 2009, respectively.

(d)	The Portfolio received payments related to an unaffiliated-third-party’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$38.25	$47.33	$37.15	$23.70	$56.28

Income (Loss) From Investment Operations:
Net investment income	.25	.16	.08	.15	.22
Net realized and unrealized gain (loss) on investments	(1.49)	(9.16)	10.26	17.34	(25.97)

Total from investment operations	(1.24)	(9.00)	10.34	17.49	(25.75)

Less Distributions	(3.18)	(.08)	(.16)	(4.04)	(6.83)

Net Asset Value, end of year	$33.83	$38.25	$47.33	$37.15	$23.70

Total Return(b)	(2.47)%	(19.03)%	27.98%	77.10%	(53.00)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$802.2	$926.6	$1,259.5	$1,079.6	$677.4
Ratios to average net assets(c):
Expenses	.50%	.50%	.50%	.53%	.50%
Net investment income	.71%	.36%	.22%	.51%	.47%
Portfolio turnover rate	26%	34%	28%	27%	40%

	Natural Resources Portfolio
	Class II
	Year Ended December 31,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$37.89	$46.98	$36.88	$23.54	$55.92

Income (Loss) From Investment Operations:
Net investment income (loss)	.12	(.02)	(.07)	.03	.05
Net realized and unrealized gain (loss) on investments	(1.51)	(9.07)	10.20	17.21	(25.86)

Total from investment operations	(1.39)	(9.09)	10.13	17.24	(25.81)

Less Distributions	(3.00)	—	(.03)	(3.90)	(6.57)

Net Asset Value, end of year	$33.50	$37.89	$46.98	$36.88	$23.54

Total Return(b)	(2.94)%	(19.35)%	27.48%	76.41%	(53.19)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$61.2	$67.9	$101.9	$92.6	$42.3
Ratios to average net assets(c):
Expenses	.90%	.90%	.90%	.93%	.90%
Net investment income (loss)	.31%	(.04)%	(.18)%	.10%	.12%
Portfolio turnover rate	26%	34%	28%	27%	40%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2012		2011		2010		2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.00		$17.27		$13.83		$12.52	$21.31

Income (Loss) From Investment Operations:
Net investment income	.26		.10		.13		.14	.24
Net realized and unrealized gain (loss) on investments	2.35		—	(c)	3.43		2.70	(5.92)

Total from investment operations	2.61		.10		3.56		2.84	(5.68)

Less Distributions	(1.05)		(.37)		(.12)		(1.53)	(3.11)

Net Asset Value, end of year	$18.56		$17.00		$17.27		$13.83	$12.52

Total Return(a)	16.03%		.56%		25.93%		25.18%	(31.04)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$578.4		$542.6		$589.9		$492.2	$432.5
Ratios to average net assets(b):
Expenses	.46%		.48%		.49%		.49%	.47%
Net investment income	1.43%		.60%		.88%		1.03%	1.33%
Portfolio turnover rate	10%		17%		15%		14%	25%

	Stock Index Portfolio
	Year Ended December 31,
	2012		2011		2010		2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.47		$31.37		$27.89		$22.76	$36.84

Income (Loss) From Investment Operations:
Net investment income	.68		.54		.48		.49	.64
Net realized and unrealized gain (loss) on investments	4.19		.07		3.51		5.32	(14.02)

Total from investment operations	4.87		.61		3.99		5.81	(13.38)

Less Distributions	(.69)		(.51)		(.51)		(.68)	(.70)

Net Asset Value, end of year	$35.65		$31.47		$31.37		$27.89	$22.76

Total Return(a)	15.68%		1.95%		14.59%		26.07%	(36.94)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,340.3		$2,162.4		$2,277.6		$2,098.1	$1,815.8
Ratios to average net assets(b):
Expenses	.32	%(d)	.33	%(d)	.36	%(d)	.37%	.37%
Net investment income	1.97	%(d)	1.74	%(d)	1.70	%(d)	2.06%	2.04%
Portfolio turnover rate	2%		2%		4%		5%	4%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Less than $0.005 per share.
(d)	Net of management fee waiver (Note 3). If the investment manager had not waived expenses, the expense ratio and the net investment income ratio would have been .37% and 1.92% for the year ended December 31, 2012, .38% and 1.69% for the year ended December 31, 2011 and .38% and 1.68% for the year ended December 31, 2010, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.93	$17.04	$15.10	$10.86	$23.44

Income (Loss) From Investment Operations:
Net investment income	.22	.14	.17	.14	.30
Net realized and unrealized gain (loss) on investments	2.09	(1.08)	1.90	4.36	(8.36)

Total from investment operations	2.31	(.94)	2.07	4.50	(8.06)

Less Distributions	(.17)	(.17)	(.13)	(.26)	(4.52)

Net Asset Value, end of year	$18.07	$15.93	$17.04	$15.10	$10.86

Total Return(a)	14.62%	(5.58)%	13.86%	41.93%	(42.29)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,263.3	$1,231.6	$1,432.9	$1,181.7	$933.1
Ratios to average net assets(b):
Expenses	.43%	.43%	.44%	.43%	.43%
Net investment income	1.36%	.90%	1.08%	1.15%	1.46%
Portfolio turnover rate	28%	43%	63%	51%	71%

	Value Portfolio
	Class II
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.04	$17.13	$15.16	$10.91	$23.51

Income (Loss) From Investment Operations:
Net investment income	.17	.08	.12	.13	.21
Net realized and unrealized gain (loss) on investments	2.08	(1.08)	1.90	4.33	(8.38)

Total from investment operations	2.25	(1.00)	2.02	4.46	(8.17)

Less Distributions	(.09)	(.09)	(.05)	(.21)	(4.43)

Net Asset Value, end of year	$18.20	$16.04	$17.13	$15.16	$10.91

Total Return(a)	14.14%	(5.89)%	13.39%	41.26%	(42.56)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6.2	$6.0	$7.1	$3.7	$1.7
Ratios to average net assets(b):
Expenses	.83%	.83%	.84%	.83%	.83%
Net investment income	.95%	.50%	.69%	.74%	1.08%
Portfolio turnover rate	28%	43%	63%	51%	71%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of the Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of The Prudential Series Fund, including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2012, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2013

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (45) No. of Portfolios Overseen: 92	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (63) No. of Portfolios Overseen: 92	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.).
Kay Ryan Booth (62) No. of Portfolios Overseen: 92	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (74) No. of Portfolios Overseen: 92	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
W. Scott McDonald, Jr., Ph.D. (75) No. of Portfolios Overseen: 92	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (71) No. of Portfolios Overseen: 92	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (62) No. of Portfolios Overseen: 92	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

E1

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
F. Don Schwartz (77) No. of Portfolios Overseen: 92	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.
Interested Trustees(1)
Robert F. O’Donnell (44) No. of Portfolios Overseen: 92	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008)	None.
Robert F. Gunia (66) No. of Portfolios Overseen: 92	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (47) Number of Portfolios Overseen: 92	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Timothy S. Cronin, 2011; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; Robert F. O’Donnell, 2012; F. Don Schwartz, 2003.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).
Valerie M. Simpson (53) Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President – Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (56) Assistant Treasurer	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Amanda S. Ryan, 2012; Andrew R. French, 2006; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert O’Donnell and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable life insurance contracts should call (800)778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced above, variable life insurance contract owners.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800)778-2255.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy that you have chosen. Please refer to your variable life insurance prospectus to determine which portfolios are available to you.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STD U.S. POSTAGE PAID HARRISONBURG, VA PERMIT No. 250 ZIP CODE 22801

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239280-00001-00    PSF-AR-A-ILI

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT • DECEMBER 31, 2012

This report is one of several that provides financial information about certain investment choices available under variable life insurance contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of the annual report. Please refer to your variable life insurance contract prospectus to determine which supplements are applicable to you.

Make Life Easier with e-Delivery

You can stop receiving printed annual reports and start reviewing them online by using e-Delivery.

To receive your annual reports online, go to www.prudential.com/edelivery, or scan the code below.

SP International Growth Portfolio
SP International Value Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Value Portfolio

The Prudential Series Fund Table of Contents	Annual Report	December 31, 2012

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	SP International Growth Portfolio	A1
	SP International Value Portfolio	A6
	SP Prudential U.S. Emerging Growth Portfolio	A13
	SP Small Cap Value Portfolio	A17

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2012

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

The Prudential Series Fund	January 31, 2013

The Prudential Series Fund, SP International Growth Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	22.40%	-4.14%	8.29%
Portfolio: Class II	21.86	-4.52	7.85
MSCI EAFE® Index (GD)	17.90	-3.21	8.70

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2012 the SP International Growth Portfolio Class I shares returned 22.40% and the Class II shares returned 21.86%.

The Portfolio’s assets are independently subadvised by William Blair & Company, Marsico Capital Management, LLC, and Jennison Associates LLC. The Portfolio’s investment objective is long-term growth of capital.

The MSCI EAFE Index (GD) (the Index) climbed by 17.90% for the year. Growth style international stocks slightly trailed international value. The Index’s return was dominated by its financials sector, which makes up almost a quarter of the Index by capitalization and which rose more than 28% in U.S. Dollars. The consumer discretionary sector also made a significant contribution. Japan lagged considerably behind, and Europe, despite the economic uncertainty there, turned in a strong performance. The United Kingdom was about average. The international telecommunications, energy, and utilities sectors had negative returns over the year.

The Portfolio beat the Index primarily because of good stock selection, as information technology holdings of all three managers advanced significantly. Selections in western European countries, such as the Netherlands, Spain, Germany, France, and the United Kingdom, enhanced returns. The Portfolio also benefited from allocations to emerging markets countries, such as China and South Korea, which are not included in the Index. All three subadvisers routinely invest in emerging markets stocks, as they have found significant growth opportunities within these countries.

For years, William Blair and Marsico have underweighted Japan, as opportunities for rapid growth have been difficult to find. Jennison underweights Japan as well. In addition, William Blair and Marsico tended to underweight Spain, a country with greater economic problems than many other European countries. These underweights added to relative performance in 2012, as both markets lagged the Index. The subadvisers were all overweight technology compared with the Index and underweight financial companies, which tend to have lower growth rates. However, as global economic conditions improved toward the latter part of the year, European financial stocks began to recover from their earlier declines, buoying returns in that sector. Furthermore, information technology stocks failed to keep pace with the rest of the international market. Consequently, sector allocation detracted from returns overall.

At times, William Blair will hedge currencies in their segment. In periods of 2012, this had a positive impact, as the dollar advanced against the Japanese yen and British sterling. The yen weakened on expectations that changes in the Japanese government would lead to a more accommodative monetary policy, while weak economic fundamentals and lack of progress in addressing Britain’s fiscal issues led to a weaker sterling.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment advisor and a Prudential Financial company.

The Prudential Series Fund, SP International Value Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	16.92%	-3.58%	7.87%
MSCI EAFE® Index (GD)	17.90	-3.21	8.70

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the SP International Value Portfolio returned 16.92%.

The Portfolio’s assets are independently subadvised by LSV Asset Management and Thornburg Investment Management. The Portfolio’s investment objective is long-term capital appreciation.

The MSCI EAFE Index (GD) climbed by 17.90% for the year.

International growth asset managers had an easier time outperforming their benchmark indexes than did international value asset managers. The MSCI EAFE Index outperformed almost half of the funds in the Lipper VP International Core and International Value universes, but underperformed the growth universe by over 200 basis points. The financials sector dominated the return of the MSCI EAFE Index during the year and, taking a broad view of the universe of international value managers, shows that most value managers were underweight to this outperforming sector. The Portfolio was no exception, as the Portfolio’s underperformance of the Index was largely the result of asset selection and a slight overall sector underweight to financials.

The Portfolio’s struggles within this sector were affected both by the index financial companies the Portfolio did not hold, like HSBC Holdings (+44%), Commonwealth Bank of Australia (+36%), and Lloyds Banking Group (+93%) and a number of those held during the year. Among the top detractors in this sector were holdings in a Brazilian based bank, Itau Unibanco Holdings (-21%), an Australian life insurance company, Challenger Ltd (-9%), and banks in China and Japan.

Relative strength in the Portfolio came from stock selection in the materials, technology, and utilities sectors and broadly in Japan, United Kingdom, Ireland, France, and Germany.

A small, yet consistent, allocation to cash, held to assist with day-to-day cash flow management, had a negative impact on performance, as foreign equity markets rallied strongly in 2012.

From time to time, Thornburg will use currency forwards (a form of a derivative security) as a tool to hedge some of the currency risk from investing in non-U.S. stocks. This intermittent hedging strategy is not expected to have a significant impact on the performance of the overall Portfolio, and in 2012, foreign exchange hedging had a slightly negative effect.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	16.88%	5.42%	12.97%
Portfolio: Class II	16.44	5.05	12.56
Russell Midcap® Growth Index	15.81	3.23	10.32
S&P Midcap 400 Index	17.88	5.15	10.53

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). The

$10,000 INVESTED OVER 10 YEARS1

Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2012, the SP Prudential U.S. Emerging Growth Portfolio Class I shares returned 16.88% and Class II shares returned 16.44%.

The Portfolio is subadvised by Jennison Associates LLC. The Portfolio’s investment objective is long-term capital appreciation.

The Portfolio outperformed its benchmark, the Russell MidCap® Growth Index.

Stock selection in energy contributed the most to outperformance, followed closely by security choices in information technology. Individual contributors, however, came from a diverse group of securities.

Crown Castle International, which operates and leases towers and other infrastructure for wireless communications in the United States and Australia, benefitted from an upgrade to 4G networks by the four major wireless carriers.

DaVita, a leading provider of dialysis services, reported a very strong quarter and provided solid 2013 earnings guidance. This positive outlook included its recent purchase of Health Care Partners, the largest at-risk medical provider group in the country. DaVita reported above-market growth and continued to demonstrate solid expense control.

PVH Corp. announced that it would acquire The Warnaco Group, a sportswear and intimate apparel company whose major brands include Calvin Klein underwear and jeans and Speedo, creating an $8 billion industry powerhouse. Jennison likes the growth potential for both companies’ brands.

Shares of Rackspace Hosting, a global provider of cloud computing services to businesses, rose on signs that its migration to OpenStack, a new cloud infrastructure, was progressing well. Rackspace gained 10,000 new customers during its second quarter and reported earnings that exceeded expectations.

Stock selection in the consumer sectors and financials was comparatively weak. Key detractors were also diverse and included NII Holdings, Herbalife, and Riverbed Technology.

NII Holdings repeatedly posted larger-than-expected-earnings losses due to price competition and weaker local currency rates. Its focus has been on introducing its 3G services on a new network in Chile, Mexico, and Brazil and enhancing its Push-to-Talk (PTT) services. The company introduced its 3G service in Mexico at the end of September and is on schedule to launch 3G services in Brazil. Jennison believes that it will still be several quarters until the turnaround begins to generate profits.

In what was a volatile twelve months, shares of Herbalife, which distributes weight management, nutrition, and other products, ended significantly lower. Two major hedge fund managers raised questions about the company’s distribution and disclosure practices. Jennison finds the company’s distribution model complex, but believes Herbalife is operating legitimately. It had a very strong first quarter, with growth in sales volume up double digits in five out of the six regions it operates in globally. Jennison likes the company’s continued pursuit of new markets, its generation of new products for existing markets, and its strong cash flow.

Riverbed Technology, which provides equipment that accelerates data-center traffic and applications, reported first quarter revenues in June that fell short of expectations and issued lower-than-expected revenue guidance for the second quarter. In Jennison’s view, softness in several of Riverbed’s major markets could have significantly weakened growth prospects. The Portfolio exited its position in the stock.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment advisor and Prudential Financial company.

The Prudential Series Fund, SP Small Cap Value Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	16.06%	5.31%	9.17%
Russell 2000® Value Index	18.05	3.55	9.50
Russell 2500™ Index	17.88	4.34	10.49

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The Russell 2000® Value and Russell 2500TM Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the SP Small Cap Value Portfolio returned 16.06%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P. (Goldman) and ClearBridge Investments, LLC (ClearBridge). The Portfolio’s investment objective is long-term growth of capital.

The Russell 2000® Value Index (the Index) was up 18.05% for the year. Midcap stocks slightly outperformed their larger and smaller brethren; value stocks outperformed growth across the capitalization spectrum. Three of the strongest sector contributors in the Index included consumer discretionary, financials (itself more than a third of the Index, by capitalization), and industrials. No sector declined in value, although several sector returns were in the single digits, including the relatively substantial information technology sector. The worst-performing sector was energy, returning less than 2%.

Had it not been for ClearBridge’s poor asset selection, particularly in the second quarter, the Portfolio’s return would have looked much better. ClearBridge avoided companies in the asset management sector and custody banks industry that did not meet their research criteria. These stocks, however, performed relatively well, whereas the Portfolio’s overweight positions relative to the Index in certain regional banks and a real estate services company hurt its performance. Two positions in the industrial sector also detracted from second quarter returns.

Overall, sector positioning had little impact on relative performance. The Portfolio marginally benefited from staying close to the benchmark weight in the technology and utility sectors, and from an overweight in the industrials sector. However, its underweight, primarily due to ClearBridge’s allocation, in the more cyclically oriented consumer discretionary sector hurt, as did ClearBridge’s overweight in the energy sector.

The Portfolio’s underexposure to stocks that had stronger value characteristics and lower debt levels detracted from its performance. It also was hurt by its overexposure to stocks with above-benchmark market capitalizations. Goldman’s exposure to securities that had positive price momentum and an overall underexposure to more volatile securities contributed positively to the overall return.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 2500 Index is an unmanaged market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2012

SP International Growth
Five Largest Holdings	(% of Net Assets	)
Samsung Electronics Co. Ltd. (South Korea)	2.9%
Inditex SA (Spain)	2.4%
Novo Nordisk A/S (Class B Stock) (Denmark)	2.4%
ARM Holdings PLC (United Kingdom)	2.3%
SAP AG (Germany)	2.3%

SP International Value
Five Largest Holdings	(% of Net Assets	)
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	1.6%
Allianz SE (Germany)	1.6%
Novartis AG (Switzerland)	1.5%
Novo Nordisk A/S (Class B Stock) (Denmark)	1.3%
Vodafone Group PLC (United Kingdom)	1.3%

SP Prudential U.S. Emerging Growth
Five Largest Holdings	(% of Net Assets	)
Crown Castle International Corp.	3.2%
VeriSign, Inc.	2.1%
DaVita, Inc.	2.0%
AMETEK, Inc.	2.0%
Roper Industries, Inc.	1.9%

SP Small Cap Value
Five Largest Holdings	(% of Net Assets	)
Signature Bank	1.2%
Allied World Assurance Co. Holdings AG (Switzerland)	1.1%
Southwest Gas Corp.	1.1%
Pebblebrook Hotel Trust	1.0%
Plantronics, Inc.	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2012

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
SP International Growth (Class I)	Actual	$1,000.00	$1,142.20	1.06%	$5.71
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38
SP International Growth (Class II)	Actual	$1,000.00	$1,139.10	1.46%	$7.85
	Hypothetical	$1,000.00	$1,017.80	1.46%	$7.41
SP International Value (Class I)	Actual	$1,000.00	$1,135.50	1.11%	$5.96
	Hypothetical	$1,000.00	$1,019.56	1.11%	$5.63
SP Prudential U.S. Emerging Growth (Class I)	Actual	$1,000.00	$1,052.40	0.67%	$3.46
	Hypothetical	$1,000.00	$1,021.77	0.67%	$3.40
SP Prudential U.S. Emerging Growth (Class II)	Actual	$1,000.00	$1,050.50	1.07%	$5.52
	Hypothetical	$1,000.00	$1,019.76	1.07%	$5.43
SP Small Cap Value (Class I)	Actual	$1,000.00	$1,086.40	1.00%	$5.24
	Hypothetical	$1,000.00	$1,020.11	1.00%	$5.08

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2012, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS — 96.9%	Shares	Value (Note 2)
Argentina — 0.6%
MercadoLibre, Inc.(a)	6,384	$501,591

Belgium — 1.2%
Anheuser-Busch InBev NV	12,629	1,099,797

Brazil — 4.9%
Arezzo Industria e Comercio SA	25,812	498,591
BR Malls Participacoes SA	33,800	446,045
BR Properties SA	45,255	563,615
Cia de Bebidas das Americas	23,318	953,219
Grupo BTG Pactual	50,845	769,814
Mills Estruturas e Servicos de Engenharia SA	30,165	500,908
Raia Drogasil SA	56,641	638,197

		4,370,389

Canada — 1.6%
Brookfield Asset Management, Inc. (Class A Stock)	10,369	380,024
Canadian National Railway Co.	4,250	386,792
Imax Corp.*(a)	10,331	232,241
Toronto-Dominion Bank (The)	4,753	400,185

		1,399,242

China — 2.6%
Baidu, Inc., ADR*(a)	9,779	980,736
China Mobile Ltd.	29,000	341,263
Tencent Holdings Ltd.	30,052	985,607

		2,307,606

Denmark — 2.7%
Coloplast A/S (Class B Stock)	5,380	263,836
Novo Nordisk A/S (Class B Stock)	13,055	2,125,833

		2,389,669

France — 7.2%
Arkema SA	2,961	310,903
BNP Paribas SA	16,420	934,796
Dassault Systemes SA	11,109	1,242,074
Pernod-Ricard SA	2,362	274,043
Remy Cointreau SA	5,511	601,802
Sanofi	11,454	1,086,187
Schneider Electric SA	4,958	363,130
Technip SA	11,899	1,375,960
Unibail-Rodamco SE, REIT	1,145	277,667

		6,466,562

Germany — 6.2%
Adidas AG	4,545	405,640
Bayerische Motoren Werke AG	11,363	1,105,751
Brenntag AG	1,578	207,895
Deutsche Bank AG	19,402	853,592
Fresenius SE & Co. KGaA	3,413	392,730
Kabel Deutschland Holding AG	7,101	534,464
SAP AG	25,321	2,036,140

		5,536,212

Hong Kong — 4.3%
AIA Group Ltd.	297,200	1,178,795
ASM Pacific Technology Ltd.	22,700	278,690

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
China Overseas Land & Investment Ltd.	422,730	$1,285,281
China Unicom Hong Kong Ltd.	212,000	344,697
CNOOC Ltd.	154,800	341,026
Hang Lung Properties Ltd.	104,000	418,539

		3,847,028

Indonesia — 0.6%
Bank Rakyat Indonesia Persero Tbk PT	319,000	231,356
Tower Bersama Infrastructure Tbk PT*(g)	236,093	139,753
Tower Bersama Infrastructure Tbk PT, 144A*	256,930	152,087

		523,196

Ireland — 1.3%
Seagate Technology PLC(a)	19,688	600,090
Shire PLC	19,227	591,447

		1,191,537

Israel — 1.0%
Check Point Software Technologies Ltd.*(a)	18,914	901,063

Italy — 5.1%
Brunello Cucinelli SpA*	12,360	218,048
ENI SpA	54,880	1,344,431
Luxottica Group SpA	16,824	694,412
Prada SpA	134,942	1,311,201
Tod’s SpA(a)	5,012	636,376
Yoox SpA*	22,550	357,166

		4,561,634

Japan — 6.9%
Canon, Inc.	10,800	418,605
Daito Trust Construction Co. Ltd.	1,500	141,765
Dena Co. Ltd.	10,200	334,604
FANUC Corp.	7,431	1,382,535
Fuji Heavy Industries Ltd.	15,000	189,155
Honda Motor Co. Ltd.	13,900	514,782
Hoya Corp.	20,400	401,960
Komatsu Ltd.	13,500	346,415
Makita Corp.	6,400	297,308
Marubeni Corp.	46,000	330,061
Mizuho Financial Group, Inc.	217,900	399,517
ORIX Corp.	4,520	510,573
Rakuten, Inc.	67,000	522,496
Sumitomo Mitsui Financial Group, Inc.	10,600	385,223

		6,174,999

Luxembourg — 0.5%
Millicom International Cellular SA, SDR*	4,819	418,294

Macau — 0.8%
Sands China Ltd.	163,840	732,474

Mexico — 1.9%
Corp. Inmobiliaria Vesta SAB de CV, 144A(a)	237,900	402,319

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Fomento Economico Mexicano SAB de CV, ADR	2,730	$274,911
Grupo Financiero Santander Mexico SAB de CV (Class B Stock)*	16,921	273,782
Mexichem SAB de CV	115,002	638,875
Mexichem SAB de CV, 144A	14,981	83,224

		1,673,111

Netherlands — 3.3%
Gemalto NV	6,374	575,351
LyondellBasell Industries NV (Class A Stock)	13,611	777,052
Royal Dutch Shell PLC (Class B Stock)	10,769	384,200
Unilever NV, CVA	8,307	317,858
Yandex NV*	23,727	511,791
Ziggo NV	12,186	398,265

		2,964,517

Norway — 0.7%
Seadrill Ltd.	8,513	313,635
Statoil ASA	12,635	318,461

		632,096

Portugal — 0.2%
Jeronimo Martins SGPS SA	7,352	142,162

South Africa — 3.1%
Aspen Pharmacare Holdings Ltd.	7,611	152,382
Discovery Holdings Ltd.	35,872	264,591
FirstRand Ltd.	75,460	277,675
Mr. Price Group Ltd.	47,869	793,340
Naspers Ltd. (Class N Stock)	10,743	693,899
Woolworths Holdings Ltd.	70,216	591,059

		2,772,946

South Korea — 3.8%
Orion Corp.*	735	753,908
Samsung Electronics Co. Ltd.	1,811	2,602,045

		3,355,953

Spain — 2.4%
Inditex SA	15,483	2,175,471

Sweden — 0.7%
Atlas Copco AB (Class A Stock)	14,166	392,827
Elekta AB (Class B Stock)(a)	17,571	273,975

		666,802

Switzerland — 6.1%
Dufry AG*	5,455	721,326
Geberit AG	1,176	260,690
Glencore International PLC	62,597	361,614
Lindt & Spruengli AG*	4	151,399
Nestle SA	10,069	656,936
Partners Group Holding AG	1,291	298,453
Roche Holding AG	3,255	658,100
Swatch Group AG (The)	602	305,277
Syngenta AG	3,503	1,415,164
UBS AG	24,606	385,056
Xstrata PLC	15,565	271,701

		5,485,716

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	56,062	$962,024

Thailand — 0.7%
CP ALL PCL	444,367	668,221

Turkey — 1.4%
BIM Birlesik Magazalar A/S	11,508	564,291
Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	403,478	709,795

		1,274,086

United Kingdom — 18.8%
ARM Holdings PLC	166,347	2,100,764
ASOS PLC*	16,501	727,833
Babcock International Group PLC	14,471	228,426
Barclays PLC	376,757	1,636,633
Berkeley Group Holdings PLC*	8,588	247,061
British Sky Broadcasting Group PLC	51,896	654,537
Compass Group PLC	100,636	1,194,632
Diageo PLC	67,096	1,954,290
Experian PLC	70,624	1,138,247
Hikma Pharmaceuticals PLC	27,764	346,110
HSBC Holdings PLC	39,200	415,492
InterContinental Hotels Group PLC	30,076	843,346
Intertek Group PLC	5,485	278,621
John Wood Group PLC	16,914	202,200
Johnson Matthey PLC	7,651	300,557
Next PLC	4,692	284,817
Rolls-Royce Holdings PLC	133,798	1,919,126
Standard Chartered PLC	29,340	759,315
Telecity Group PLC	22,430	289,672
Tullow Oil PLC	20,552	428,458
Weir Group PLC (The)	8,496	262,724
Whitbread PLC	6,723	270,162
Wolseley PLC	7,634	365,050

		16,848,073

United States — 5.2%
Accenture PLC (Class A Stock)	19,936	1,325,744
Core Laboratories NV(a)	5,803	634,326
Credicorp Ltd.	5,728	839,495
Michael Kors Holdings Ltd.*	16,104	821,787
Perrigo Co.	5,023	522,543
Wynn Resorts Ltd.	4,498	505,980

		4,649,875

TOTAL COMMON STOCKS (cost $72,614,600)		86,692,346

PREFERRED STOCKS — 1.3%
Germany — 1.3%
Volkswagen AG (Germany)(a)	5,116	1,173,868

United Kingdom
Rolls-Royce Holdings PLC (PRFC C) (United Kingdom)(g)	10,440,652	16,960

TOTAL PREFERRED STOCKS (cost $961,253)		1,190,828

TOTAL LONG-TERM INVESTMENTS (cost $73,575,853)		87,883,174

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SHORT-TERM INVESTMENT — 6.9%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $6,190,649; includes $5,918,073 of cash collateral for securities on loan)(b)(w) (Note 4)	6,190,649	$6,190,649

TOTAL INVESTMENTS — 105.1% (cost $79,766,502)		94,073,823
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.1)%		(4,565,195)

NET ASSETS — 100.0%		$89,508,628

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
PRFC	Preference Shares
REIT	Real Estate Investment Trust
SDR	Special Drawing Rights

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,755,889; cash collateral of $5,918,073 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security or securities that have been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$501,591	$—	$—
Belgium	—	1,099,797	—
Brazil	4,370,389	—	—
Canada	1,399,242	—	—
China	980,736	1,326,870	—
Denmark	—	2,389,669	—
France	601,802	5,864,760	—
Germany	—	5,536,212	—
Hong Kong	—	3,847,028	—
Indonesia	—	523,196	—
Ireland	600,090	591,447	—
Israel	901,063	—	—
Italy	—	4,561,634	—
Japan	334,604	5,840,395	—
Luxembourg	—	418,294	—
Macau	—	732,474	—
Mexico	1,673,111	—	—
Netherlands	1,687,108	1,277,409	—
Norway	—	632,096	—
Portugal	—	142,162
South Africa	—	2,772,946	—
South Korea	—	3,355,953	—
Spain	—	2,175,471	—
Sweden	273,975	392,827	—
Switzerland	—	5,485,716	—
Taiwan	962,024	—	—
Thailand	668,221	—	—
Turkey	—	1,274,086	—
United Kingdom	—	16,848,073	—
United States	4,649,875	—	—
Preferred Stocks:
Germany	—	1,173,868	—
United Kingdom	—	16,960	—
Affiliated Money Market Mutual Fund	6,190,649	—	—

Total	$25,794,480	$68,279,343	$—

Fair Value of Level 2 investments at 12/31/11 was $16,713. An amount of $40,637,515 was transferred from Level 1 into Level 2 at 12/31/12 as a result of using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Commercial Banks	7.4%
Affiliated Money Market Mutual Fund (6.6% represents investments purchased with collateral from securities on loan)	6.9
Semiconductors & Semiconductor Equipment	6.7
Pharmaceuticals	6.1
Beverages	5.8
Textiles, Apparel & Luxury Goods	5.1
Software	4.7
Specialty Retail	4.1
Chemicals	4.0
Internet Software & Services	4.0
Real Estate Management & Development	3.6
Oil, Gas & Consumable Fuels	3.5
Automobiles	3.3
Hotels, Restaurants & Leisure	3.0
Machinery	2.9
Energy Equipment & Services	2.4
Food Products	2.4
Wireless Telecommunication Services	2.3
Aerospace & Defense	2.1
Media	2.1
Food & Staples Retailing	2.0
Diversified Financial Services	1.8
Insurance	1.6

Internet & Catalog Retail	1.6%
IT Services	1.5
Retail & Merchandising	1.3
Computers & Peripherals	1.3
Capital Markets	1.3
Professional Services	1.3
Electronic Components	1.1
Real Estate Investment Trusts	1.1
Lodging	0.9
Trading Companies & Distributors	0.8
Distribution/Wholesale	0.8
Metals & Mining	0.7
Office Equipment	0.5
Real Estate Operation & Development	0.5
Healthcare Providers & Services	0.4
Transportation	0.4
Personal Services	0.3
Healthcare Products	0.3
Healthcare Equipment & Supplies	0.3
Building Products	0.3
Household Durables	0.3
Commercial Services & Supplies	0.3

105.1
Liabilities in excess of other assets	(5.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of December 31, 2012, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$151,755	$151,755
Equity contracts	1,339	—	1,339

Total	$1,339	$151,755	$153,094

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Forward Currency Contracts
Foreign exchange contracts			$8,805

For the year ended December 31, 2012, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $346,399 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $1,285,625.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value, including securities on loan of $5,755,889:
Unaffiliated investments (cost $73,575,853)	$87,883,174
Affiliated investments (cost $6,190,649)	6,190,649
Cash	30,429
Foreign currency, at value (cost $17,656)	17,656
Receivable for investments sold	1,728,547
Tax reclaim receivable	332,330
Dividends and interest receivable	55,802
Receivable for Series shares sold	1,468
Prepaid expenses	3,273

Total Assets	96,243,328

LIABILITIES
Collateral for securities on loan	5,918,073
Loan payable	495,000
Accrued expenses and other liabilities	100,204
Payable for Series shares repurchased	96,894
Management fee payable	64,405
Payable for investments purchased	56,323
Distribution fee payable	1,797
Administration fee payable	1,078
Affiliated transfer agent fees payable	926

Total Liabilities	6,734,700

NET ASSETS	$89,508,628

Net assets were comprised of:
Paid-in capital	$123,005,290
Retained earnings	(33,496,662)

Net assets, December 31, 2012	$89,508,628

Class I:
Net asset value and redemption price per share, $80,918,046 / 15,264,204 outstanding shares of beneficial interest	$5.30

Class II:
Net asset value and redemption price per share, $8,590,582 / 1,638,240 outstanding shares of beneficial interest	$5.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $168,148 foreign withholding tax)	$2,398,634
Affiliated income from securities lending, net	17,026
Interest income	12,776
Affiliated dividend income	4,829

2,433,265

EXPENSES
Management fee	743,056
Distribution fee—Class II	19,907
Administration fee—Class II	11,944
Custodian’s fees and expenses	159,000
Shareholders’ reports	57,000
Audit fee	25,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	1,000
Loan interest expense (Note 8)	361
Miscellaneous	19,623

Total expenses	1,075,891

NET INVESTMENT INCOME	1,357,374

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	5,211,892
Foreign currency transactions	219,026

5,430,918

Net change in unrealized appreciation (depreciation) on:
Investments	10,862,595
Foreign currencies	14,551

10,877,146

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	16,308,064

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,665,438

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,357,374	$508,283
Net realized gain on investment and foreign currency transactions	5,430,918	19,735,790
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	10,877,146	(32,332,367)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,665,438	(12,088,294)

DISTRIBUTIONS
Class I	(507,441)	(1,181,454)
Class II	—	(39,406)

TOTAL DISTRIBUTIONS	(507,441)	(1,220,860)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	5,765,927	7,411,046
Series shares issued in reinvestment of distributions	507,441	1,220,860
Series shares repurchased	(16,609,487)	(84,871,319)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(10,336,119)	(76,239,413)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,821,878	(89,548,567)
NET ASSETS:
Beginning of year	82,686,750	172,235,317

End of year	$89,508,628	$82,686,750

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS — 95.7%	Shares	Value (Note 2)
Argentina — 0.1%
MercadoLibre, Inc.	2,200	$172,854

Australia — 3.1%
Arrium Ltd.	269,600	262,761
Ausdrill Ltd.	62,500	186,626
Bendigo and Adelaide Bank Ltd.	32,600	290,407
Caltex Australia Ltd.	14,400	290,444
Challenger Ltd.	123,500	460,176
Downer EDI Ltd.	101,900	436,838
Emeco Holdings Ltd.	372,800	241,542
Goodman Fielder Ltd.	267,300	174,709
Lend Lease Group	41,500	405,282
National Australia Bank Ltd.	31,100	818,029
Pacific Brands Ltd.	502,100	326,504

		3,893,318

Austria — 0.6%
OMV AG	15,300	554,414
Voestalpine AG	6,500	238,833

		793,247

Belgium — 0.4%
AGFA-Gevaert NV*	84,400	148,168
Delhaize Group SA	7,300	294,037

		442,205

Brazil — 1.6%
BM&FBOVESPA SA	70,750	483,761
Embraer SA, ADR	24,640	702,486
Natura Cosmeticos SA	27,900	799,051

		1,985,298

Canada — 2.4%
Canadian National Railway Co.	7,960	722,858
Cenovus Energy, Inc.	19,183	642,005
Potash Corp. of Saskatchewan, Inc.	21,980	894,366
Teck Resources Ltd. (Class B Stock)	20,600	748,658

		3,007,887

Cayman Islands — 0.5%
Tencent Holdings Ltd.	17,459	572,598

China — 2.5%
Baidu, Inc., ADR*	9,080	910,633
China Merchants Bank Co. Ltd. (Class H Stock)	203,509	457,559
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,564,215	1,129,014
Sinopharm Group Co. Ltd. (Class H Stock)	212,698	675,427

		3,172,633

Denmark — 1.7%
Danske Bank A/S*	13,800	234,382
H. Lundbeck A/S	14,300	209,732
Novo Nordisk A/S (Class B Stock)	9,933	1,617,456

		2,061,570

Finland — 0.3%
Tieto Oyj	21,500	424,802

COMMON STOCKS (continued)	Shares	Value (Note 2)
France — 9.3%
Air Liquide SA	10,047	$1,269,322
AXA SA	19,800	355,526
BNP Paribas SA	8,300	472,522
Cie Generale des Etablissements Michelin (Class B Stock)	14,855	1,423,398
Ciments Francais SA	4,200	247,864
Credit Agricole SA*	53,627	436,745
LVMH Moet Hennessy Louis Vuitton SA	8,555	1,578,895
Publicis Groupe SA	17,955	1,080,235
Renault SA	5,700	309,557
Sanofi	15,200	1,441,422
SCOR SE	13,800	372,996
Societe Generale SA*	9,318	354,295
Thales SA	6,300	219,510
Total SA	21,200	1,103,104
Valeo SA	6,500	326,497
Vivendi SA	28,520	645,008

		11,636,896

Germany — 10.7%
Adidas AG	15,534	1,386,405
Allianz SE	14,328	1,997,290
BASF SE	7,800	737,571
Bayer AG	4,300	410,058
Daimler AG	9,900	545,053
Deutsche Bank AG	29,700	1,306,653
E.ON AG	12,200	228,825
Freenet AG	13,900	257,617
Fresenius Medical Care AG & Co. KGaA	17,100	1,180,113
Hannover Rueckversicherung AG	6,900	540,437
Merck KgaA	1,300	171,334
Muenchener Rueckversicherungs-Gesellschaft AG	2,400	433,269
Rheinmetall AG	7,400	359,491
RWE AG	6,300	261,309
SAP AG	15,943	1,282,026
Siemens AG	12,600	1,377,825
Volkswagen AG	3,900	846,060

		13,321,336

Hong Kong — 3.9%
AIA Group Ltd.	229,503	910,286
Cheung Kong Holdings Ltd.	15,000	233,391
CNOOC Ltd.	665,289	1,465,640
First Pacific Co. Ltd.	604,000	667,006
Hong Kong Exchanges and Clearing Ltd.	66,533	1,151,432
Kingboard Chemical Holdings Ltd.	120,000	433,331
Solomon Systech International Ltd.*	525,000	12,599

		4,873,685

Ireland — 1.4%
Accenture PLC (Class A Stock)	12,497	831,051
Covidien PLC	15,250	880,535
Permanent TSB Group Holdings PLC*	45,500	1,297

		1,712,883

SEE NOTES TO FINANCIAL STATEMENTS.

A6

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Israel — 2.1%
Bank Hapoalim BM*	73,200	$314,060
Check Point Software Technologies Ltd.*	15,229	725,509
Elbit Systems Ltd.	6,900	276,868
Teva Pharmaceutical Industries Ltd.	11,300	419,902
Teva Pharmaceutical Industries Ltd., ADR	24,349	909,192

		2,645,531

Italy — 1.6%
Banco Popolare Scarl*	23,700	39,465
Enel SpA	132,800	552,382
Eni SpA	38,600	945,609
Finmeccanica SpA*	30,000	173,617
Telecom Italia SpA	277,700	251,894

		1,962,967

Japan — 14.7%
Aoyama Trading Co. Ltd.	18,500	354,582
FANUC Corp.	4,208	782,897
Fukuoka Financial Group, Inc.	77,000	308,367
Fuyo General Lease Co. Ltd.	9,200	299,507
JX Holdings, Inc.	60,600	342,134
K’s Holdings Corp.	13,400	341,106
KDDI Corp.	20,749	1,466,898
Keihin Corp.	11,700	167,816
Keiyo Bank Ltd. (The)	55,000	242,670
Komatsu Ltd.	45,133	1,158,131
Kurabo Industries Ltd.	108,000	184,426
KYORIN Holdings, Inc.	19,900	385,876
Kyowa Exeo Corp.	41,600	418,414
Marubeni Corp.	79,000	566,844
Miraca Holdings, Inc.	4,900	197,572
Mitsubishi Corp.	8,900	171,351
Mitsubishi UFJ Financial Group, Inc.	282,446	1,528,347
Mitsui & Co. Ltd.	19,800	296,780
Mizuho Financial Group, Inc.	287,900	527,861
Nichii Gakkan Co.	18,300	145,367
Nippon Electric Glass Co. Ltd.	23,000	130,962
Nippon Shokubai Co. Ltd.	31,000	317,537
Nippon Telegraph & Telephone Corp.	15,500	652,596
NTT DoCoMo, Inc.	400	576,608
Otsuka Holdings Co. Ltd.	18,000	507,083
Sankyo Co. Ltd.	3,800	150,784
Sankyu, Inc.	91,000	344,586
Seino Holdings Co. Ltd.	43,000	272,797
Shimachu Co. Ltd.	17,400	365,557
Shizuoka Gas Co. Ltd.	38,100	258,101
Sumitomo Corp.	38,400	492,664
Sumitomo Mitsui Financial Group, Inc.	18,800	683,226
Sumitomo Mitsui Trust Holdings, Inc.	41,720	146,992
Toagosei Co. Ltd.	82,000	321,874
Toppan Forms Co. Ltd.	50,100	450,183
Toyota Motor Corp.	28,080	1,311,228
Toyota Tsusho Corp.	24,500	604,728
Tsuruha Holdings, Inc.	6,400	504,728
Yokohama Rubber Co. Ltd. (The)	46,700	338,527

		18,317,707

COMMON STOCKS (continued)	Shares	Value (Note 2)
Liechtenstein — 0.1%
Verwaltungs-und Privat-Bank AG	2,300	$163,450

Mauritius — 0.3%
Golden Agri-Resources Ltd.	580,900	312,612

Mexico — 0.8%
Wal-Mart de Mexico SAB de CV (Class V Stock)	293,460	957,594

Netherlands — 3.7%
ASML Holding NV	6,522	418,282
ING Groep NV, CVA*	51,900	492,948
Koninklijke Ahold NV	47,900	642,295
Koninklijke DSM NV	9,800	597,271
Koninklijke KPN NV	17,600	87,038
Koninklijke Philips Electronics NV	13,500	357,484
Nutreco NV	3,600	306,048
Schlumberger Ltd.	19,300	1,337,297
Yandex NV*	16,100	347,277

		4,585,940

New Zealand — 0.5%
Air New Zealand Ltd.(g)	580,000	623,585

Norway — 0.7%
DNB ASA	29,200	373,224
Statoil ASA	17,200	433,520

		806,744

South Korea — 1.1%
Hyundai Motor Co.	2,397	494,128
Samsung Electronics Co. Ltd.	638	916,678

		1,410,806

Spain — 1.2%
Banco Bilbao Vizcaya Argentaria SA	32,400	301,024
Banco Espanol de Credito SA	40,600	192,415
Banco Santander SA	57,500	467,306
Repsol YPF SA	27,200	555,229

		1,515,974

Sweden — 1.5%
Boliden AB	29,900	568,130
Hennes & Mauritz AB (Class B Stock)	29,274	1,014,550
NCC AB (Class B Stock)	11,400	239,683
Svenska Handelsbanken AB (Class A Stock)	736	26,461

		1,848,824

Switzerland — 6.3%
Baloise Holding AG	6,800	587,335
Credit Suisse Group AG*	17,100	417,349
Georg Fischer AG*	500	202,053
Julius Baer Group Ltd.*	18,130	645,479
Nestle SA	11,112	724,985
Novartis AG	30,352	1,917,436
Roche Holding AG	2,200	444,799
Swatch Group AG (The)	1,150	583,170
Swiss Life Holding AG*	2,100	280,300
Swiss Re AG*	8,100	587,241
Syngenta AG	2,120	856,451
Zurich Insurance Group AG*	2,400	643,099

		7,889,697

SEE NOTES TO FINANCIAL STATEMENTS.

A7

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom — 21.8%
Alent PLC*	51,200	$256,836
ARM Holdings PLC	48,878	617,271
AstraZeneca PLC	24,200	1,146,837
Aviva PLC	77,400	478,949
BAE Systems PLC	157,100	873,196
Barclays PLC	87,400	379,666
Beazley PLC	111,100	323,408
Berendsen PLC	16,700	161,821
BG Group PLC	21,606	360,386
Bodycote PLC	43,200	323,032
BP PLC	168,600	1,172,267
BP PLC, ADR	8,070	336,035
British American Tobacco PLC	20,927	1,063,829
BT Group PLC	241,900	922,902
Burberry Group PLC	23,411	470,598
Cable & Wireless Communications PLC	369,000	213,191
Carnival PLC	26,471	1,027,934
Dairy Crest Group PLC	40,400	255,958
GlaxoSmithKline PLC	7,700	167,647
Home Retail Group PLC	49,500	103,286
HSBC Holdings PLC	120,402	1,276,175
J Sainsbury PLC	135,800	768,312
Kingfisher PLC	229,687	1,073,235
Legal & General Group PLC	291,300	698,502
Marks & Spencer Group PLC	29,500	185,309
Marston’s PLC	104,410	209,220
Old Mutual PLC	178,500	524,263
Pearson PLC	34,651	675,405
Reckitt Benckiser Group PLC	24,473	1,553,544
Rolls-Royce Holdings PLC*	40,880	586,361
Royal Bank of Scotland Group PLC*	82,921	443,209
Royal Dutch Shell PLC (Class B Stock)	56,300	2,008,587
RSA Insurance Group PLC	195,300	403,330
SABMiller PLC	18,524	859,724
Standard Chartered PLC	52,205	1,351,059
Tesco PLC	136,000	749,170
Thomas Cook Group PLC	150,100	119,072
Tullett Prebon PLC	57,600	239,993
Tullow Oil PLC	15,615	325,534
Vesuvius PLC	51,200	287,776
Vodafone Group PLC	638,640	1,607,634
WM Morrison Supermarkets PLC	146,400	628,595

		27,229,058

United States — 0.8%
Yum! Brands, Inc.	15,160	1,006,624

TOTAL COMMON STOCKS (cost $104,020,915)		119,348,325

PREFERRED STOCKS — 1.7%	Shares	Value (Note 2)
Brazil — 0.7%
Itau Unibanco Holding SA (PRFC), ADR	50,048	$823,790

Germany — 1.0%
Volkswagen AG (PRFC)	5,631	1,292,035

United Kingdom
Rolls-Royce Holdings PLC (PRFC C)*(g)	3,106,880	5,047

TOTAL PREFERRED STOCKS (cost $1,459,804)		2,120,872

	Units
RIGHTS*
Spain
Repsol SA, expiring 01/11/13 (Spain) (cost $17,263)	27,200	16,587

TOTAL LONG-TERM INVESTMENTS (cost $105,497,982)		121,485,784

	Shares
SHORT-TERM INVESTMENT — 1.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,258,156) (Note 4)(w)	1,258,156	1,258,156

TOTAL INVESTMENTS — 98.4% (cost $106,756,138)		122,743,940
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 1.6%		2,010,669

NET ASSETS — 100.0%		$124,754,609

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
PRFC	Preference Shares
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona

*	Non-income producing security.

(g)	Indicates a security or securities that have been deemed illiquid.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Japanese Yen,
Expiring 01/08/13	Brown Brothers Harriman & Co.	JPY	3,338	$38,825	$38,530	$(295)

SEE NOTES TO FINANCIAL STATEMENTS.

A8

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 05/08/13	State Street Bank	EUR	953	$1,222,489	$1,259,397	$(36,908)
Japanese Yen,
Expiring 01/07/13	Bank of New York Mellon	JPY	12,061	140,208	139,036	1,172
Swedish Krona,
Expiring 01/02/13	Brown Brothers Harriman & Co.	SEK	213	32,512	32,690	(178)
Expiring 01/03/13	Brown Brothers Harriman & Co.	SEK	146	22,337	22,384	(47)
Expiring 01/04/13	Brown Brothers Harriman & Co.	SEK	45	6,894	6,912	(18)

				$1,424,440	$1,460,419	$(35,979)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$172,854	$—	$—
Australia	—	3,893,318	—
Austria	—	793,247	—
Belgium	148,168	294,037	—
Brazil	1,985,298	—	—
Canada	3,007,887	—	—
Cayman Islands	—	572,598	—
China	910,633	2,262,000	—
Denmark	209,732	1,851,838	—
Finland	—	424,802	—
France	247,864	11,389,032	—
Germany	—	13,321,336	—
Hong Kong	12,599	4,861,086	—
Ireland	1,712,883	—	—
Israel	1,634,701	1,010,830	—
Italy	—	1,962,967	—
Japan	—	18,317,707	—
Liechtenstein	163,450	—	—
Mauritius	—	312,612	—
Mexico	957,594	—	—
Netherlands	1,684,574	2,901,366	—
New Zealand	—	623,585	—

	Level 1	Level 2	Level 3
Norway	$—	$806,744	$—
South Korea	—	1,410,806	—
Spain	—	1,515,974	—
Sweden	—	1,848,824	—
Switzerland	—	7,889,697	—
United Kingdom	1,042,468	26,186,590	—
United States	1,006,624	—	—
Preferred Stocks:
Brazil	823,790	—	—
Germany	—	1,292,035	—
United Kingdom	—	5,047	—
Rights:
Spain	16,587	—	—
Affiliated Money Market Mutual Fund	1,258,156	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(36,274)	—

Total	$16,995,862	$105,711,804	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair value of Level 2 investments at 12/31/11 was $4,380. An amount of $94,193,346 was transferred from Level 1 into Level 2 at 12/31/12 as a result fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Banks	12.5%
Oil & Gas	9.8
Pharmaceuticals	7.9
Insurance	7.8
Telecommunications	5.4
Retail	5.3
Chemicals	4.4
Auto Manufacturers	3.8
Food	3.6
Computer Services & Software	2.6
Diversified Financial Services	2.5
Aerospace/Defense	2.3
Auto Parts & Equipment	2.0
Holding Companies – Diversified	1.8
Distribution/Wholesale	1.7
Miscellaneous Manufacturing	1.6
Internet	1.6
Semiconductors	1.5
Household Products/ Wares	1.5
Apparel	1.5
Mining	1.2
Building Materials	1.1
Agriculture	1.1
Transportation	1.1

Affiliated Money Market Mutual Fund	1.0%
Healthcare – Services	1.0
Hotels, Restaurants & Leisure	0.9
Engineering & Construction	0.9
Advertising	0.9
Beverages	0.9
Electric	0.9
Healthcare Products	0.7
Iron/Steel	0.7
Cosmetics/Personal Care	0.6
Machinery & Equipment	0.6
Commercial Services	0.6
Media	0.5
Real Estate	0.5
Airlines	0.5
Electronics	0.4
Electronic Components & Equipment	0.4
Diversified Machinery	0.3
Trading Companies & Distributors	0.2
Textiles	0.2
Entertainment	0.1

98.4
Other assets in excess of liabilities	1.6

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$1,172	Unrealized depreciation on foreign currency forward contracts	$37,446
Equity contracts	Unaffiliated investments	16,587	—	—

Total		$17,759		$37,446

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$277,125	$277,125
Equity contracts	(403,961)	—	(403,961)

Total	$(403,961)	$277,125	$(126,836)

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(248,446)	$(248,446)
Equity contracts	(676)	—	(676)

Total	$(676)	$(248,446)	$(249,122)

For the year ended December 31, 2012, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $554,922 and the average value at settlement date receivable for foreign currency exchange sale contracts was $3,976,957.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

SP INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Unaffiliated investments (cost $105,497,982)	$121,485,784
Affiliated investments (cost $1,258,156)	1,258,156
Cash	22,247
Foreign currency, at value (cost $10,241)	10,358
Receivable for investments sold	1,750,111
Tax reclaim receivable	571,285
Dividends receivable	135,304
Receivable for Series shares sold	45,334
Unrealized appreciation on foreign currency forward contracts	1,172
Prepaid expenses	2,556

Total Assets	125,282,307

LIABILITIES
Payable for investments purchased	266,893
Management fee payable	94,922
Accrued expenses and other liabilities	84,289
Payable for Series shares repurchased	43,222
Unrealized depreciation on foreign currency forward contracts	37,446
Affiliated transfer agent fees payable	926

Total Liabilities	527,698

NET ASSETS	$124,754,609

Net assets were comprised of:
Paid-in capital	$143,284,375
Retained earnings	(18,529,766)

Net assets, December 31, 2012	$124,754,609

Net asset value and redemption price per share, $124,754,609 / 18,843,021 outstanding shares of beneficial interest	$6.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $325,047 foreign withholding tax)	$4,346,910
Affiliated dividend income	6,530

4,353,440

EXPENSES
Management fee	1,107,299
Custodian’s fees and expenses	153,000
Shareholders’ reports	39,000
Audit fee	25,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Legal fees and expenses	11,000
Trustees’ fees	10,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	2,000
Loan interest expense (Note 8)	325
Miscellaneous	31,145

Total expenses	1,395,769

NET INVESTMENT INCOME	2,957,671

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	662,377
Foreign currency transactions	363,518

1,025,895

Net change in unrealized appreciation (depreciation) on:
Investments	15,835,913
Foreign currencies	(257,047)

15,578,866

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	16,604,761

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,562,432

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,957,671	$3,268,018
Net realized gain on investment and foreign currency transactions	1,025,895	12,292,776
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	15,578,866	(28,488,060)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,562,432	(12,927,266)

DISTRIBUTIONS	(3,268,463)	(3,540,580)

SERIES SHARE TRANSACTIONS:
Series shares sold [482,817 and 1,383,059 shares, respectively]	2,965,787	9,482,465
Series shares issued in reinvestment of distributions [585,746 and 513,872 shares, respectively]	3,268,463	3,540,580
Series shares repurchased [3,277,534 and 11,625,779 shares, respectively]	(20,546,558)	(85,250,253)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(14,312,308)	(72,227,208)

TOTAL DECREASE IN NET ASSETS	1,981,661	(88,695,054)
NET ASSETS:
Beginning of year	122,772,948	211,468,002

End of year	$124,754,609	$122,772,948

SEE NOTES TO FINANCIAL STATEMENTS.

A12

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 0.4%
TransDigm Group, Inc.	6,871	$936,930

Air Freight & Logistics — 0.7%
Expeditors International of Washington, Inc.	40,527	1,602,843

Biotechnology — 2.7%
Alexion Pharmaceuticals, Inc.*	9,211	864,084
BioMarin Pharmaceutical, Inc.*	58,784	2,895,112
Vertex Pharmaceuticals, Inc.*	52,627	2,207,176

		5,966,372

Capital Markets — 1.2%
Eaton Vance Corp.(a)	80,183	2,553,829

Chemicals — 5.5%
Airgas, Inc.	28,143	2,569,174
Albemarle Corp.	57,226	3,554,879
Ecolab, Inc.	42,664	3,067,542
FMC Corp.	50,544	2,957,835

		12,149,430

Commercial Banks — 1.1%
First Republic Bank	74,541	2,443,454

Commercial Services & Supplies — 2.1%
Iron Mountain, Inc.	62,775	1,949,164
Stericycle, Inc.*	27,890	2,601,300

		4,550,464

Communications Equipment — 2.3%
F5 Networks, Inc.*	19,573	1,901,517
Finisar Corp.*(a)	89,148	1,453,112
Juniper Networks, Inc.*	86,364	1,698,780

		5,053,409

Diversified Telecommunication Services — 0.5%
tw telecom, Inc. (Class A Stock)*	40,389	1,028,708

Electrical Equipment — 3.9%
AMETEK, Inc.	118,885	4,466,510
Roper Industries, Inc.	37,844	4,218,849

		8,685,359

Electronic Equipment & Instruments — 1.4%
Amphenol Corp. (Class A Stock)	46,591	3,014,438

Energy Equipment & Services — 2.0%
Cameron International Corp.*	54,468	3,075,263
Core Laboratories NV(a)	12,801	1,399,278

		4,474,541

Food & Staples Retailing — 1.2%
Fresh Market, Inc. (The)*(a)	18,814	904,765
Whole Foods Market, Inc.	18,816	1,718,466

		2,623,231

Food Products — 2.0%
Hain Celestial Group, Inc. (The)*	26,077	1,413,895
J.M. Smucker Co. (The)	8,514	734,247
Mead Johnson Nutrition Co.	33,472	2,205,470

		4,353,612

Healthcare Equipment & Supplies — 1.1%
Hologic, Inc.*	125,995	2,523,680

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 6.7%
Catamaran Corp.*	53,890	$2,538,758
DaVita, Inc.*	40,763	4,505,534
Henry Schein, Inc.*	50,930	4,097,828
Universal Health Services, Inc. (Class B Stock)	78,176	3,779,810

		14,921,930

Hotels, Restaurants & Leisure — 3.4%
Panera Bread Co. (Class A Stock)*	17,497	2,779,048
Starwood Hotels & Resorts Worldwide, Inc.	33,919	1,945,594
Tim Hortons, Inc.	56,666	2,786,834

		7,511,476

Household Products — 1.4%
Church & Dwight Co., Inc.	59,848	3,206,057

Insurance — 1.0%
W.R. Berkley Corp.	56,581	2,135,367

Internet Software & Services — 4.4%
Akamai Technologies, Inc.*	26,592	1,087,879
LinkedIn Corp. (Class A Stock)*	6,517	748,282
Rackspace Hosting, Inc.*(a)	42,793	3,178,236
VeriSign, Inc.*(a)	119,944	4,656,226

		9,670,623

IT Services — 2.6%
Alliance Data Systems Corp.*(a)	11,213	1,623,194
Gartner, Inc.*	47,464	2,184,293
Teradata Corp.*	30,879	1,911,101

		5,718,588

Life Sciences Tools & Services — 2.5%
Agilent Technologies, Inc.	60,737	2,486,573
Illumina, Inc.*(a)	25,311	1,407,039
Waters Corp.*	19,511	1,699,798

		5,593,410

Machinery — 3.6%
IDEX Corp.	77,066	3,585,881
Pall Corp.(a)	35,877	2,161,948
Xylem, Inc.	83,478	2,262,254

		8,010,083

Metals & Mining — 1.9%
Eldorado Gold Corp.	105,949	1,364,623
Reliance Steel & Aluminum Co.	45,794	2,843,807

		4,208,430

Multiline Retail — 2.4%
Dollar Tree, Inc.*	93,767	3,803,189
Nordstrom, Inc.(a)	29,884	1,598,794

		5,401,983

Oil, Gas & Consumable Fuels — 5.4%
Cobalt International Energy, Inc.*	41,451	1,018,036
Concho Resources, Inc.*	29,454	2,372,814
Denbury Resources, Inc.*	190,725	3,089,745
HollyFrontier Corp.	58,107	2,704,881
Noble Energy, Inc.	27,890	2,837,529

		12,023,005

SEE NOTES TO FINANCIAL STATEMENTS.

A13

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products — 1.1%
Herbalife Ltd.(a)	74,554	$2,455,809

Pharmaceuticals — 2.7%
Perrigo Co.	20,722	2,155,710
Valeant Pharmaceuticals International, Inc.*	62,503	3,735,804

		5,891,514

Professional Services — 0.7%
IHS, Inc. (Class A Stock)*	16,486	1,582,656

Real Estate Investment Trusts — 1.2%
Annaly Capital Management, Inc.	194,991	2,737,674

Road & Rail — 1.0%
Kansas City Southern	25,584	2,135,752

Semiconductors & Semiconductor Equipment — 3.7%
Altera Corp.	51,386	1,769,734
Broadcom Corp. (Class A Stock)	72,808	2,417,953
Maxim Integrated Products, Inc.	36,260	1,066,044
Xilinx, Inc.	78,732	2,826,479

		8,080,210

Software — 6.5%
Activision Blizzard, Inc.	195,766	2,079,035
Adobe Systems, Inc.*	89,962	3,389,768
Check Point Software Technologies Ltd.*(a)	61,076	2,909,661
Intuit, Inc.	49,437	2,941,501
Red Hat, Inc.*	46,669	2,471,590
Ultimate Software Group, Inc.*	6,927	653,978

		14,445,533

Specialty Retail — 8.2%
Bed Bath & Beyond, Inc.*	43,690	2,442,708
Dick’s Sporting Goods, Inc.	36,804	1,674,214
Limited Brands, Inc.	58,252	2,741,339
O’Reilly Automotive, Inc.*	21,158	1,891,948
PetSmart, Inc.	25,701	1,756,406
Ross Stores, Inc.	70,991	3,844,163
Ulta Salon Cosmetics & Fragrance, Inc.	21,781	2,140,201
Urban Outfitters, Inc.*	42,535	1,674,178

		18,165,157

Textiles, Apparel & Luxury Goods — 2.8%
Coach, Inc.	19,261	1,069,178
Lululemon Athletica, Inc.*(a)	17,274	1,316,797
PVH Corp.	34,882	3,872,251

		6,258,226

Wireless Telecommunication Services — 5.6%
Crown Castle International Corp.*	99,174	7,156,396
NII Holdings, Inc.*	173,975	1,240,442
SBA Communications Corp. (Class A Stock)*(a)	56,920	4,042,458

		12,439,296

TOTAL LONG-TERM INVESTMENTS (cost $159,239,292)		214,553,079

SHORT-TERM INVESTMENT — 13.2%	Shares	Value (Note 2)
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $29,138,928; includes $22,248,994 of cash collateral received for securities on loan) (Note 4)(b)(c)	29,138,928	$29,138,928

TOTAL INVESTMENTS — 110.1% (cost $188,378,220)		243,692,007
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.1)%		(22,354,981)

NET ASSETS — 100.0%		$221,337,026

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $22,294,775; cash collateral of $22,248,994 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$214,553,079	$—	$—
Affiliated Money Market Mutual Fund	29,138,928	—	—

Total	$243,692,007	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A14

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (including 10.1% of collateral received for securities on loan)	13.2%
Specialty Retail	8.2
Healthcare Providers & Services	6.7
Software	6.5
Wireless Telecommunication Services	5.6
Chemicals	5.5
Oil, Gas & Consumable Fuels	5.4
Internet Software & Services	4.4
Electrical Equipment	3.9
Semiconductors & Semiconductor Equipment	3.7
Machinery	3.6
Hotels, Restaurants & Leisure	3.4
Textiles, Apparel & Luxury Goods	2.8
Biotechnology	2.7
Pharmaceuticals	2.7
IT Services	2.6
Life Sciences Tools & Services	2.5
Multiline Retail	2.4
Communications Equipment	2.3
Commercial Services & Supplies	2.1

Energy Equipment & Services	2.0%
Food Products	2.0
Metals & Mining	1.9
Electronic Equipment & Instruments	1.4
Household Products	1.4
Capital Markets	1.2
Food & Staples Retailing	1.2
Real Estate Investment Trusts	1.2
Commercial Banks	1.1
Healthcare Equipment & Supplies	1.1
Personal Products	1.1
Insurance	1.0
Road & Rail	1.0
Air Freight & Logistics	0.7
Professional Services	0.7
Diversified Telecommunication Services	0.5
Aerospace & Defense	0.4

110.1
Liabilities in excess of other assets	(10.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A15

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2012

ASSETS
Investments, at value including securities on loan of $22,294,775:
Unaffiliated investments (cost $159,239,292)	$214,553,079
Affiliated investments (cost $29,138,928)	29,138,928
Dividends and interest receivable	146,742
Receivable for Series shares sold	27,139
Prepaid expenses	1,885

Total Assets	243,867,773

LIABILITIES
Collateral for securities on loan	22,248,994
Management fee payable	110,976
Payable for investments purchased	72,880
Accrued expenses and other liabilities	49,037
Payable for Series shares repurchased	44,820
Deferred trustees’ fees	2,980
Affiliated transfer agent fee payable	926
Distribution fee payable	74
Administration fee payable	44
Payable to custodian	16

Total Liabilities	22,530,747

NET ASSETS	$221,337,026

Net assets were comprised of:
Paid-in capital	$156,997,354
Retained earnings	64,339,672

Net assets, December 31, 2012	$221,337,026

Class I:
Net asset value and redemption price per share, $220,984,450 / 26,204,650 outstanding shares of beneficial interest	$8.43

Class II:
Net asset value and redemption price per share, $352,576 / 43,422 outstanding shares of beneficial interest	$8.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $12,557)	$3,049,603
Affiliated income from securities loaned, net	57,395
Affiliated dividend income	8,505

3,115,503

EXPENSES
Management fee	1,339,105
Distribution fee—Class II	789
Administration fee—Class II	473
Custodian’s fees and expenses	53,000
Shareholders’ reports	34,000
Audit fee	20,000
Trustees’ fees	12,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Legal fees and expenses	8,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 8)	17
Miscellaneous	9,032

Total expenses	1,492,416

NET INVESTMENT INCOME	1,623,087

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	28,274,398
Net change in unrealized appreciation (depreciation) on investments	4,622,612

NET GAIN ON INVESTMENTS	32,897,010

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,520,097

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,623,087	$907,401
Net realized gain on investments	28,274,398	15,648,254
Net change in unrealized appreciation (depreciation) on investments	4,622,612	(11,164,890)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	34,520,097	5,390,765

DISTRIBUTIONS:
Class I	(16,531,764)	(3,329,895)
Class II	(21,691)	(3,362)

TOTAL DISTRIBUTIONS	(16,553,455)	(3,333,257)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	9,426,304	8,188,427
Series shares issued in reinvestment of distributions	16,553,455	3,333,257
Series shares repurchased	(33,710,025)	(45,226,491)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(7,730,266)	(33,704,807)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,236,376	(31,647,299)
NET ASSETS:
Beginning of year	211,100,650	242,747,949

End of year	$221,337,026	$211,100,650

SEE NOTES TO FINANCIAL STATEMENTS.

A16

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS — 97.4%	Shares	Value (Note 2)
Aerospace & Defense — 1.3%
AAR Corp.	12,122	$226,439
Huntington Ingalls Industries, Inc.	4,640	201,097
Kaman Corp.	21,865	804,632
Teledyne Technologies, Inc.*	8,330	542,033
Triumph Group, Inc.	9,109	594,818

		2,369,019

Auto Components — 0.8%
American Axle & Manufacturing Holdings, Inc.*	52,228	584,953
Dana Holding Corp.	18,360	286,600
Superior Industries International, Inc.	31,940	651,576

		1,523,129

Automotive Parts — 0.3%
Asbury Automotive Group, Inc.*	7,802	249,898
Tenneco, Inc.*	9,665	339,338

		589,236

Banks — 1.5%
Banner Corp.	3,542	108,846
Bridge Capital Holdings*(a)	7,986	124,262
Dime Community Bancshares, Inc.	15,687	217,892
Hancock Holding Co.	10,563	335,270
Independent Bank Corp.	9,628	278,730
Lakeland Financial Corp.	7,714	199,330
Pinnacle Financial Partners, Inc.*	19,927	375,425
Sierra Bancorp	4,679	53,481
Trico Bancshares	10,308	172,659
UMB Financial Corp.	17,172	752,820

		2,618,715

Building Materials — 0.5%
Comfort Systems USA, Inc.	48,616	591,170
Universal Forest Products, Inc.	8,564	325,775

		916,945

Building Products — 0.5%
Gibraltar Industries, Inc.*	55,170	878,306

Capital Markets — 3.7%
Affiliated Managers Group, Inc.*	10,380	1,350,957
Cohen & Steers, Inc.(a)	19,113	582,373
Greenhill & Co., Inc.(a)	23,856	1,240,274
HFF, Inc. (Class A Stock)	56,203	837,425
Raymond James Financial, Inc.	27,200	1,048,016
Stifel Financial Corp.*(a)	20,253	647,488
Waddell & Reed Financial, Inc. (Class AStock)	28,090	978,094

		6,684,627

Chemicals — 3.3%
Cytec Industries, Inc.	5,607	385,930
Fuller (H.B.) Co.	21,183	737,592
Georgia Gulf Corp.	7,521	310,467
Grace, (W.R.) & Co.*	7,723	519,217
Koppers Holdings, Inc.	18,880	720,272
Methanex Corp.	8,316	265,031
Minerals Technologies, Inc.	10,519	419,919
PolyOne Corp.	67,296	1,374,184
Quaker Chemical Corp.	3,963	213,447

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Schulman, (A.), Inc.	18,380	$531,734
Westlake Chemical Corp.	5,614	445,190

		5,922,983

Commercial Banks — 7.8%
Bancorp, Inc. (The)*	69,209	759,223
BancorpSouth, Inc.	35,035	509,409
BankUnited, Inc.	22,440	548,434
CoBiz Financial, Inc.	19,255	143,835
Community Bank System, Inc.	18,463	505,148
First Midwest Bancorp, Inc.	30,058	376,326
First Republic Bank	14,740	483,177
FirstMerit Corp.	58,180	825,574
FNB Corp.	35,111	372,879
Heritage Financial Corp.	9,901	145,446
Home Loan Servicing Solutions Ltd.	22,087	417,444
IBERIABANK Corp.	24,060	1,181,827
PrivateBancorp, Inc.	38,844	595,090
Sandy Spring Bancorp, Inc.	8,523	165,517
Signature Bank*(a)	31,414	2,241,075
Simmons First National Corp. (Class A Stock)	4,932	125,075
Sterling Financial Corp.	20,524	428,541
SVB Financial Group*	29,860	1,671,264
Tompkins Financial Corp.	8,769	347,603
Umpqua Holdings Corp.	33,110	390,367
Webster Financial Corp.	23,873	490,590
Wintrust Financial Corp.(a)	34,250	1,256,975

		13,980,819

Commercial Services — 1.2%
Convergys Corp.	41,188	675,895
Monro Muffler Brake, Inc.(a)	8,226	287,663
On Assignment, Inc.*	17,361	352,081
Service Corp. International	22,560	311,554
Team Health Holdings, Inc.*	19,221	552,988

		2,180,181

Commercial Services & Supplies — 1.3%
ACCO Brands Corp.*	79,090	580,521
Herman Miller, Inc.	29,970	641,957
TMS International Corp. (Class A Stock)*	49,300	617,236
United Stationers, Inc.	16,620	515,054

		2,354,768

Communication Equipment — 2.0%
Bel Fuse, Inc. (Class B Stock)	11,440	223,652
Black Box Corp.	17,520	426,437
Digi International, Inc.*	69,421	657,417
InterDigital, Inc.	12,950	532,245
Plantronics, Inc.	46,756	1,723,893

		3,563,644

Computer Hardware — 0.4%
Electronics for Imaging, Inc.*	34,582	656,712

Computer Services & Software — 1.2%
Mentor Graphics Corp.*	34,346	584,569
Monotype Imaging Holdings, Inc.	21,456	342,867
NetScout Systems, Inc.*	16,663	433,071

SEE NOTES TO FINANCIAL STATEMENTS.

A17

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Computer Services & Software (continued)
Parametric Technology Corp.*	38,482	$866,230

		2,226,737

Computers & Peripherals — 0.1%
Rimage Corp.*	15,340	102,471

Construction & Engineering — 1.3%
EMCOR Group, Inc.	22,013	761,870
Granite Construction, Inc.	6,190	208,108
Meritage Homes Corp.*	15,536	580,269
Michael Baker Corp.	5,202	129,686
Tutor Perini Corp.*	45,680	625,816

		2,305,749

Consumer Finance — 0.2%
First Cash Financial Services, Inc.*	7,045	349,573

Consumer Products & Services — 0.3%
Elizabeth Arden, Inc.*	11,237	505,777

Distribution/Wholesale — 0.6%
ScanSource, Inc.*	14,644	465,240
Watsco, Inc.	8,235	616,801

		1,082,041

Diversified Consumer Services — 0.4%
Sotheby’s	10,900	366,458
Steiner Leisure Ltd. (Bahamas)*	7,890	380,219

		746,677

Diversified Financial Services — 0.9%
Boston Private Financial Holdings, Inc.	39,295	354,048
KBW, Inc.	8,985	137,471
Manning & Napier, Inc.	7,599	95,747
MarketAxess Holdings, Inc.	14,998	529,429
Walter Investment Management Corp.*	11,799	507,593

		1,624,288

Electric Utilities — 3.5%
Allete, Inc.	7,846	321,529
Black Hills Corp.	4,425	160,805
Cleco Corp.	37,705	1,508,577
IDACORP, Inc.	25,045	1,085,701
MGE Energy, Inc.	3,810	194,119
MYR Group, Inc.*	18,273	406,574
NorthWestern Corp.	6,471	224,738
NRG Energy, Inc.	16,861	387,634
Portland General Electric Co.	27,035	739,678
UNS Energy Corp.	28,127	1,193,147

		6,222,502

Electrical Equipment — 0.3%
Acuity Brands, Inc.	4,800	325,104
GrafTech International Ltd.*(a)	28,180	264,610

		589,714

Electronic Components & Equipment — 1.5%
AVX Corp.	72,970	786,617
Coherent, Inc.	2,994	151,556
Littelfuse, Inc.	8,624	532,187
Park Electrochemical Corp.	44,016	1,132,532

		2,602,892

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronics — 1.3%
Belden, Inc.	22,289	$1,002,782
Checkpoint Systems, Inc.*	25,335	272,098
Newport Corp.*	42,224	567,913
PerkinElmer, Inc.	17,950	569,733

		2,412,526

Energy Equipment & Services — 2.0%
C&J Energy Services, Inc.*	31,090	666,569
Gulf Island Fabrication, Inc.	17,360	417,161
Matrix Service Co.*	81,310	935,065
Natural Gas Services Group, Inc.*	31,750	521,335
Patterson-UTI Energy, Inc.(a)	11,100	206,793
TETRA Technologies, Inc.*	44,380	336,844
Tidewater, Inc.	11,560	516,501

		3,600,268

Entertainment & Leisure — 1.4%
Brunswick Corp.	13,342	388,119
Marriott Vacations Worldwide Corp.*	16,713	696,431
Polaris Industries, Inc.	4,849	408,043
Six Flags Entertainment Corp.	5,773	353,307
Vail Resorts, Inc.	12,664	684,996

		2,530,896

Environmental Control — 0.3%
Darling International, Inc.*	29,055	466,042

Environmental Services — 0.2%
Waste Connections, Inc.(a)	10,437	352,666

Financial – Bank & Trust — 2.7%
Bank of the Ozarks, Inc.	24,921	834,106
First Financial Bankshares, Inc.(a)	13,225	515,907
Glacier Bancorp, Inc.	29,310	431,150
Northwest Bancshares, Inc.	25,093	304,629
Prosperity Bancshares, Inc.	20,026	841,092
Provident Financial Services, Inc.	25,707	383,548
SCBT Financial Corp.	10,990	441,578
Southcoast Financial Corp.*	5,388	27,371
Summit State Bank	4,986	33,656
Texas Capital Bancshares, Inc.*(a)	20,314	910,474
WSFS Financial Corp.	3,999	168,958

		4,892,469

Financial Services — 1.4%
Brookline Bancorp, Inc.	26,028	221,238
First of Long Island Corp. (The)	5,054	143,129
Home BancShares, Inc.	11,375	375,603
MB Financial, Inc.	26,747	528,253
Ocwen Financial Corp.*	31,399	1,086,091
Piper Jaffray Cos.*	3,407	109,467

		2,463,781

Food & Staples Retailing — 0.9%
Pantry, Inc. (The)*	90,289	1,095,206
Weis Markets, Inc.	14,770	578,541

		1,673,747

Foods — 0.5%
Hain Celestial Group, Inc. (The)*	8,647	468,841
TreeHouse Foods, Inc.*	7,293	380,184

		849,025

SEE NOTES TO FINANCIAL STATEMENTS.

A18

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities — 0.7%
Laclede Group, Inc. (The)	7,540	$291,119
New Jersey Resources Corp.	9,330	369,655
Northwest Natural Gas Co.	9,500	419,900
WGL Holdings, Inc.	6,730	263,749

		1,344,423

Healthcare Equipment & Services — 0.3%
Orthofix International NV (Curacao)*	12,436	489,108

Healthcare Products — 0.2%
West Pharmaceutical Services, Inc.	7,869	430,828

Healthcare Providers & Services — 1.9%
Acadia Healthcare Co., Inc.*	23,411	546,179
Cross Country Healthcare, Inc.*	38,740	185,952
HealthSouth Corp.*(a)	52,659	1,111,632
ICON PLC, ADR (Ireland)*	22,919	636,231
LifePoint Hospitals, Inc.*	25,600	966,400

		3,446,394

Home Builders — 0.1%
Standard Pacific Corp.*(a)	20,548	151,028

Hotels, Restaurants & Leisure — 0.1%
DineEquity, Inc.*	3,002	201,134

Household Durables — 0.5%
Ryland Group, Inc. (The)(a)	24,500	894,250

Household Products — 0.5%
Central Garden & Pet Co. (Class A Stock)*	67,690	707,361
Harman International Industries, Inc.	4,839	216,013

		923,374

Insurance — 5.2%
Allied World Assurance Co. Holdings AG (Switzerland)	25,940	2,044,072
Alterra Capital Holdings Ltd. (Bermuda)	30,555	861,345
American Equity Investment Life Holding Co.(a)	90,850	1,109,278
Arch Capital Group Ltd. (Bermuda)*	25,990	1,144,080
Aspen Insurance Holdings Ltd. (Bermuda)	17,414	558,641
AXIS Capital Holdings Ltd. (Bermuda)	30,530	1,057,559
Enstar Group Ltd. (Bermuda)*	3,310	370,654
Maiden Holdings Ltd. (Bermuda)	12,957	119,075
Meadowbrook Insurance Group, Inc.	77,468	447,765
ProAssurance Corp.	20,052	845,994
RLI Corp.	4,313	278,879
Tower Group, Inc.	29,763	528,889

		9,366,231

Internet & Catalog Retail — 0.3%
HSN, Inc.	8,552	471,044

Investment Companies — 0.3%
New Mountain Finance Corp.	13,058	194,564
Solar Capital Ltd.	9,782	233,888
THL Credit, Inc.	11,522	170,410

		598,862

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services — 0.1%
Unisys Corp.*	8,830	$152,759

Leisure Equipment & Products — 0.2%
Arctic Cat, Inc.*	8,107	270,693

Machinery — 2.8%
Altra Holdings, Inc.	39,818	877,987
CIRCOR International, Inc.	9,981	395,148
Edwards Group Ltd., ADR (United Kingdom)*	48,868	297,117
Gardner Denver, Inc.	7,630	522,655
Oshkosh Corp.*	13,260	393,159
RBC Bearings, Inc.*	30,793	1,541,806
Snap-on, Inc.	11,160	881,528
Twin Disc, Inc.	11,897	207,365

		5,116,765

Machinery & Equipment — 0.8%
Applied Industrial Technologies, Inc.	13,286	558,145
Graco, Inc.	11,767	605,883
Tennant Co.	5,272	231,704

		1,395,732

Manufacturing — 1.3%
A.O. Smith Corp.	9,254	583,650
Carlisle Cos., Inc.	15,247	895,913
Crane Co.	11,568	535,367
Raven Industries, Inc.	10,155	267,686

		2,282,616

Marine — 0.5%
Diana Shipping, Inc. (Marshall Islands)*	32,030	233,819
Kirby Corp.*(a)	9,960	616,424

		850,243

Metals & Mining — 2.6%
Carpenter Technology Corp.	19,296	996,253
Coeur d’Alene Mines Corp.*	4,787	117,760
Commercial Metals Co.	11,402	169,434
Haynes International, Inc.	7,944	412,055
Horsehead Holding Corp.*	36,130	368,887
Kaiser Aluminum Corp.	14,830	914,863
Metals USA Holdings Corp.	26,633	465,811
Olympic Steel, Inc.	17,164	380,011
RTI International Metals, Inc.*(a)	26,740	736,954
Schnitzer Steel Industries, Inc. (Class A Stock)	5,629	170,728

		4,732,756

Oil & Gas Exploration/Production — 0.2%
Diamondback Energy, Inc.*	14,986	286,532

Oil Field Equipment & Services — 1.2%
Dril-Quip, Inc.*	12,992	949,066
Forum Energy Technologies, Inc.*(a)	34,350	850,163
Thermon Group Holdings, Inc.*	13,865	312,378

		2,111,607

Oil, Gas & Consumable Fuels — 4.1%
Approach Resources, Inc.*	35,949	899,084
Bill Barrett Corp.*(a)	30,390	540,638

SEE NOTES TO FINANCIAL STATEMENTS.

A19

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Carrizo Oil & Gas, Inc.*	31,770	$664,628
Cloud Peak Energy, Inc.*	12,150	234,860
Lufkin Industries, Inc.(a)	7,961	462,773
Newpark Resources, Inc.*(a)	108,055	848,232
Rex Energy Corp.*	90,442	1,177,555
Southwest Gas Corp.	44,909	1,904,591
Western Refining, Inc.	20,697	583,448

		7,315,809

Paper & Forest Products — 0.1%
KapStone Paper and Packaging Corp.	6,019	133,562

Professional Services — 0.8%
Hudson Global, Inc.*	41,920	187,802
Korn/Ferry International*	13,710	217,440
TrueBlue, Inc.*	68,793	1,083,490

		1,488,732

Real Estate Investment Trusts — 10.8%
Acadia Realty Trust	23,527	590,057
American Campus Communities, Inc.	11,238	518,409
BioMed Realty Trust, Inc.	54,520	1,053,872
Campus Crest Communities, Inc.(a)	59,230	726,160
CBL & Associates Properties, Inc.	28,436	603,127
Coresite Realty Corp.	23,712	655,874
Corporate Office Properties Trust	12,020	300,260
Cousins Properties, Inc.	65,873	550,039
CreXus Investment Corp.	22,041	270,002
CubeSmart(a)	39,570	576,535
CYS Investments, Inc.(a)	62,560	738,834
DuPont Fabros Technology, Inc.(a)	15,891	383,927
EastGroup Properties, Inc.	12,600	678,006
EPR Properties	20,709	954,892
Hersha Hospitality Trust	93,900	469,500
Hudson Pacific Properties, Inc.	35,445	746,472
LaSalle Hotel Properties	62,309	1,582,025
LTC Properties, Inc.	15,133	532,530
MFA Financial, Inc.	112,490	912,294
Mid-America Apartment Communities, Inc.(a)	22,198	1,437,320
National Retail Properties, Inc.	17,893	558,262
Omega Healthcare Investors, Inc.(a)	13,177	314,271
Pebblebrook Hotel Trust	76,141	1,758,857
PS Business Parks, Inc.	14,264	926,875
Senior Housing Properties Trust	8,490	200,704
Silver Bay Realty Trust Corp.*	16,769	315,760
Starwood Property Trust, Inc.	9,789	224,755
Two Harbors Investment Corp.	60,797	673,631
Washington Real Estate Investment Trust	6,340	165,791

		19,419,041

Real Estate Management & Development — 0.7%
CBRE Group, Inc.*	23,930	476,207
Jones Lang LaSalle, Inc.	5,540	465,027
Kennedy-Wilson Holdings, Inc.	24,118	337,170

		1,278,404

COMMON STOCKS (continued)	Shares	Value (Note 2)
Retail & Merchandising — 1.7%
Cabela’s, Inc.*(a)	9,186	$383,515
Casey’s General Stores, Inc.	5,932	314,989
Chico’s FAS, Inc.	21,324	393,641
GNC Holdings, Inc. (Class A Stock)	14,356	477,768
Shoe Carnival, Inc.	17,857	365,890
Susser Holdings Corp.*(a)	11,933	411,569
Vitamin Shoppe, Inc.*	2,680	153,725
World Fuel Services Corp.	13,130	540,562

		3,041,659

Road & Rail — 0.9%
Genesee & Wyoming, Inc. (Class A Stock)*(a)	10,530	801,122
Old Dominion Freight Line, Inc.*	22,377	767,084

		1,568,206

Semiconductors & Semiconductor Equipment — 5.7%
Cabot Microelectronics Corp.*	20,128	714,745
Exar Corp.*	100,320	892,848
Fairchild Semiconductor International, Inc.*	58,395	840,888
Hittite Microwave Corp.*	7,762	482,020
Intersil Corp. (Class A Stock)	68,425	567,243
Micrel, Inc.	23,843	226,509
MKS Instruments, Inc.	24,551	632,925
ON Semiconductor Corp.*	184,500	1,300,725
Rudolph Technologies, Inc.*	55,080	740,826
Semtech Corp.*	31,959	925,213
Teradyne, Inc.*(a)	98,030	1,655,727
Ultratech, Inc.*	8,523	317,908
Veeco Instruments, Inc.*(a)	32,120	948,182

		10,245,759

Software — 0.7%
Interactive Intelligence Group, Inc.*	5,507	184,705
SS&C Technologies Holdings, Inc.*	25,363	586,393
Verint Systems, Inc.*	15,615	458,456

		1,229,554

Specialty Retail — 1.9%
Aaron’s, Inc.	18,495	523,039
ANN, Inc.*	24,590	832,125
Cato Corp. (The) (Class A Stock)	12,430	340,955
Francesca’s Holdings Corp.*(a)	10,230	265,571
Guess?, Inc.	29,580	725,893
MarineMax, Inc.*	61,330	548,290
Mattress Firm Holding Corp.*	8,385	205,684

		3,441,557

Telecommunications — 1.3%
ADTRAN, Inc.(a)	18,434	360,201
Anixter International, Inc.	13,497	863,538
Premiere Global Services, Inc.*	60,317	589,900
SYNNEX Corp.*(a)	12,682	436,007

		2,249,646

Textiles, Apparel & Luxury Goods — 1.2%
Carter’s, Inc.*	6,667	371,019
G & K Services, Inc. (Class A Stock)	17,687	604,011
Hanesbrands, Inc.*	18,905	677,177

SEE NOTES TO FINANCIAL STATEMENTS.

A20

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Steven Madden Ltd.*	12,901	$545,325

		2,197,532

Thrifts & Mortgage Finance — 0.7%
Flushing Financial Corp.	21,945	336,636
Oritani Financial Corp	9,216	141,189
People’s United Financial, Inc.	42,970	519,507
Westfield Financial, Inc.	45,250	327,158

		1,324,490

Transportation — 0.6%
Forward Air Corp.	19,495	682,520
Heartland Express, Inc.	34,309	448,419

		1,130,939

Utilities — 0.8%
El Paso Electric Co.	47,613	1,519,331

TOTAL COMMON STOCKS (cost $135,726,913)		174,939,525

EXCHANGE TRADED FUND — 0.4%
iShares Nasdaq Biotechnology Index Fund (cost $410,329)	5,410	742,360

UNAFFILIATED MUTUAL FUNDS — 0.3%
Golub Capital BDC, Inc.	10,655	170,267
PennantPark Investment Corp.	27,028	297,173
Solar Senior Capital Ltd.	7,022	131,030

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $667,591)		598,470

WARRANTS*
Oil, Gas & Consumable Fuels
Magnum Hunter Resources Corp., expiring 10/14/13 (cost $0)	4,411	2,250

TOTAL LONG-TERM INVESTMENTS (cost $136,804,833)		176,282,605

SHORT-TERM INVESTMENT — 11.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $21,386,146; includes $18,200,266 of cash collateral for securities on loan)(b)(w) (Note 4)	21,386,146	21,386,146

TOTAL INVESTMENTS — 110.0% (cost $158,190,979)		197,668,751
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.0)%		(18,027,591)

NET ASSETS — 100.0%		$179,641,160

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,921,248; cash collateral of $18,200,266 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$174,939,525	$—	$—
Exchange Traded Fund	742,360	—	—
Unaffiliated Mutual Funds	598,470	—	—
Warrants	2,250	—	—
Affiliated Money Market Mutual Fund	21,386,146	—	—

Total	$197,668,751	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A21

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (10.1% represents investments purchased with collateral from securities on loan)	11.9%
Real Estate Investment Trusts	10.8
Commercial Banks	7.8
Semiconductors & Semiconductor Equipment	5.7
Insurance	5.2
Oil, Gas & Consumable Fuels	4.1
Capital Markets	3.7
Electric Utilities	3.5
Chemicals	3.3
Machinery	2.8
Financial – Bank & Trust	2.7
Metals & Mining	2.6
Energy Equipment & Services	2.0
Communication Equipment	2.0
Healthcare Providers & Services	1.9
Specialty Retail	1.9
Retail & Merchandising	1.7
Banks	1.5
Electronic Components & Equipment	1.5
Entertainment & Leisure	1.4
Financial Services	1.4
Electronics	1.3
Aerospace & Defense	1.3
Commercial Services & Supplies	1.3
Construction & Engineering	1.3
Manufacturing	1.3
Telecommunications	1.3
Computer Services & Software	1.2
Textiles, Apparel & Luxury Goods	1.2
Commercial Services	1.2
Oil Field Equipment & Services	1.2
Food & Staples Retailing	0.9
Diversified Financial Services	0.9
Road & Rail	0.9
Auto Components	0.8
Utilities	0.8

Professional Services	0.8%
Machinery & Equipment	0.8
Gas Utilities	0.7
Thrifts & Mortgage Finance	0.7
Real Estate Management & Development	0.7
Software	0.7
Transportation	0.6
Distribution/Wholesale	0.6
Household Products	0.5
Building Materials	0.5
Household Durables	0.5
Building Products	0.5
Marine	0.5
Foods	0.5
Diversified Consumer Services	0.4
Exchange Traded Fund	0.4
Computer Hardware	0.4
Investment Companies	0.3
Unaffiliated Mutual Funds	0.3
Electrical Equipment	0.3
Automotive Parts	0.3
Consumer Products & Services	0.3
Healthcare Equipment & Services	0.3
Internet & Catalog Retail	0.3
Environmental Control	0.3
Healthcare Products	0.2
Environmental Services	0.2
Consumer Finance	0.2
Oil & Gas Exploration/Production	0.2
Leisure Equipment & Products	0.2
Hotels, Restaurants & Leisure	0.1
IT Services	0.1
Home Builders	0.1
Paper & Forest Products	0.1
Computers & Peripherals	0.1

110.0
Liabilities in excess of other assets	(10.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$2,250	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$2,250

For the year ended December 31, 2012, the Portfolio did not have any realized gain or (loss) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

SP SMALL CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value, including securities on loan of $17,921,248:
Unaffiliated investments (cost $136,804,833)	$176,282,605
Affiliated investments (cost $21,386,146)	21,386,146
Cash	4
Receivable for investments sold	609,375
Dividends receivable	242,498
Prepaid expenses	3,765

Total Assets	198,524,393

LIABILITIES
Collateral for securities on loan	18,200,266
Payable for investments purchased	339,782
Payable for Series shares repurchased	141,534
Management fee payable	137,498
Accrued expenses and other liabilities	62,134
Deferred trustees’ fees	1,093
Affiliated transfer agent fees payable	926

Total Liabilities	18,883,233

NET ASSETS	$179,641,160

Net assets were comprised of:
Paid-in capital	$141,885,515
Retained earnings	37,755,645

Net assets, December 31, 2012	$179,641,160

Net asset value and redemption price per share, $179,641,160 / 13,115,921 outstanding shares of beneficial interest	$13.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $299 foreign withholding tax)	$3,839,859
Affiliated income from securities lending, net	72,624
Affiliated dividend income	5,104

3,917,587

EXPENSES
Management fee	1,645,668
Custodian’s fees and expenses	84,000
Shareholders’ reports	36,000
Audit fee	23,000
Transfer agent’s fees and expenses (including affiliated expense of 5,600) (Note 4)	12,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Loan interest expense (Note 8)	401
Miscellaneous	10,834

Total expenses	1,838,903

NET INVESTMENT INCOME	2,078,684

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	16,651,841
Net change in unrealized appreciation (depreciation) on investments	8,467,610

NET GAIN ON INVESTMENTS	25,119,451

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,198,135

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,078,684	$822,204
Net realized gain on investment transactions	16,651,841	19,724,100
Net change in unrealized appreciation (depreciation) on investments	8,467,610	(23,357,774)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,198,135	(2,811,470)

DISTRIBUTIONS	(822,771)	(1,316,520)

SERIES SHARE TRANSACTIONS:
Series shares sold [438,835 and 631,174 shares, respectively]	5,693,146	7,810,364
Series shares issued in reinvestment of distributions [67,220 and 107,471 shares, respectively]	822,771	1,316,520
Series shares repurchased [2,364,511 and 4,714,520 shares, respectively]	(30,783,627)	(60,179,414)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(24,267,710)	(51,052,530)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,107,654	(55,180,520)
NET ASSETS:
Beginning of year	177,533,506	232,714,026

End of year	$179,641,160	$177,533,506

SEE NOTES TO FINANCIAL STATEMENTS.

A23

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of eighteen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to four Portfolios which are listed below along with each Portfolio’s investment objective.

SP International Growth Portfolio:    Long-term growth of capital.

SP International Value Portfolio:    Long-term capital appreciation.

SP Prudential U.S. Emerging Growth Portfolio:    Long-term capital appreciation.

SP Small Cap Value Portfolio:    Long-term growth of capital.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuations:    Each Portfolio holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Portfolio’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Portfolio’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Portfolio’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using

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adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swap agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Each Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

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(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. Certain Portfolios of the Series Fund entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Warrants and Rights:    Certain Portfolios of the Series Fund hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Lending:    Each Portfolio of the Series Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of

B3

premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are charged directly at the Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Portfolios’ distributions are generally made on an annual basis. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC (“Jennison”), Goldman Sachs Asset Management, L.P. (“GSAM”), LSV Asset Management (“LSV”), Marsico Capital Management LLC (“Marsico”), William Blair & Company LLC (“William Blair”), Thornburg Investment Management (“Thornburg”), and ClearBridge Advisors LLC (“ClearBridge”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, using the value of each of the Portfolio’s average daily net assets, at the respective annual rate specified below.

Portfolio	Management Fee	Effective Management Fee
SP International Growth Portfolio	0.85%	0.85%
SP International Value Portfolio	0.90	0.90
SP Prudential U.S. Emerging Growth Portfolio	0.60	0.60
SP Small Cap Value Portfolio	0.90	0.90

B4

At December 31, 2012 the Subadvisors that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
SP International Growth Portfolio	William Blair, Marsico, Jennison
SP International Value Portfolio	LSV, Thornburg
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	GSAM, ClearBridge

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2012, brokerage commission recaptured under these agreements was as follows:

Portfolio	Commission Recaptured
SP International Growth Portfolio	$610
SP International Value Portfolio	252
SP Prudential U.S. Emerging Growth Portfolio	2,726
SP Small Cap Value Portfolio	2,061

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series Fund’s security lending agent. For the year ended December 31, 2012, PIM was compensated as follows for these services by the Series Fund Portfolios:

PIM
SP International Growth Portfolio	$4,959
SP Prudential U.S. Emerging Growth Portfolio	17,144
SP Small Cap Value Portfolio	21,555

Certain Portfolios invest in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2. The Core Fund is a money market mutual fund registered under 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

B5

Note 5:	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2012, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
SP International Growth Portfolio	$94,548,598	$101,851,747
SP International Value Portfolio	20,578,189	32,376,161
SP Prudential U.S. Emerging Growth Portfolio	95,899,955	124,539,857
SP Small Cap Value Portfolio	70,359,690	94,702,273

Note 6:	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions paid by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax would be required in the Portfolio’s financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statues of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2012, the SP International Growth and SP Prudential U.S. Emerging Growth Portfolios have Class II shares outstanding.

Transactions in shares of beneficial interest of the SP International Growth and SP Prudential U.S. Emerging Growth Portfolios were as follows:

SP International Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2012:
Series shares sold	856,840	$4,180,512
Series shares issued in reinvestment of distributions	112,515	507,441
Series shares repurchased	(3,042,664)	(14,903,764)

Net increase (decrease) in shares outstanding	(2,073,309)	$(10,215,811)

Year ended December 31, 2011:
Series shares sold	1,440,458	$7,230,093
Series shares issued in reinvestment of distributions	235,819	1,181,454
Series shares repurchased	(15,563,232)	(83,117,046)

Net increase (decrease) in shares outstanding	(13,886,955)	$(74,705,499)

B6

Class II	Shares	Amount
Year ended December 31, 2012:
Series shares sold	330,289	$1,585,415
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(358,741)	(1,705,723)

Net increase (decrease) in shares outstanding	(28,452)	$(120,308)

Year ended December 31, 2011:
Series shares sold	38,157	$180,953
Series shares issued in reinvestment of distributions	7,961	39,406
Series shares repurchased	(359,810)	(1,754,273)

Net increase (decrease) in shares outstanding	(313,692)	$(1,533,914)

SP Prudential U.S. Emerging Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2012:
Series shares sold	1,104,011	$9,377,618
Series shares issued in reinvestment of distributions	2,092,628	16,531,764
Series shares repurchased	(4,021,161)	(33,669,186)

Net increase (decrease) in shares outstanding	(824,522)	$(7,759,804)

Year ended December 31, 2011:
Series shares sold	1,028,266	$8,188,427
Series shares issued in reinvestment of distributions	417,280	3,329,895
Series shares repurchased	(5,737,435)	(45,214,307)

Net increase (decrease) in shares outstanding	(4,291,889)	$(33,695,985)

Class II
Year ended December 31, 2012:
Series shares sold	6,155	$48,686
Series shares issued in reinvestment of distributions	2,846	21,691
Series shares repurchased	(4,930)	(40,839)

Net increase (decrease) in shares outstanding	4,071	$29,538

Year ended December 31, 2011:
Series shares issued in reinvestment of distributions	436	$3,362
Series shares repurchased	(1,605)	(12,184)

Net increase (decrease) in shares outstanding	(1,169)	$(8,822)

Note 8:	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

B7

The following Portfolios utilized the line of credit during the year ended December 31, 2012. The average balance is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rate	Outstanding Borrowings at December 31, 2012
SP International Value	$720,000	11	1.48%	—
SP International Growth	468,000	19	1.46%	$495,000
SP Prudential U.S. Emerging Growth	101,000	4	1.48%	—
SP Small Cap Value	1,464,000	7	1.46%	—

Note 9:	Ownership and Affiliates

As of December 31, 2012, all of Class I shares of record of each Portfolio were owned by The Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

B8

Financial Highlights

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.36	$5.19	$4.63	$3.45	$8.52

Income (Loss) From Investment Operations:
Net investment income	.08	.02	.04	.05	.10
Net realized and unrealized gain (loss) on investments	.89	(.79)	.59	1.22	(3.74)

Total from investment operations	.97	(.77)	.63	1.27	(3.64)

Less Distributions:	(.03)	(.06)	(.07)	(.09)	(1.43)

Net Asset Value, end of year	$5.30	$4.36	$5.19	$4.63	$3.45

Total Return(a)	22.40%	(14.91)%	14.01%	37.15%	(50.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$80.9	$75.5	$162.1	$162.5	$207.5
Ratios to average net assets(b):
Expenses	1.19%	1.21%	1.10%	.99%	.99%
Net investment income	1.59%	.47%	.77%	1.18%	1.36%
Portfolio turnover rate	111%	118%	141%	89%	101%

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.30	$5.10	$4.54	$3.37	$8.36

Income (Loss) From Investment Operations:
Net investment income (loss)	.06	— (d)	.02	.03	.07
Net realized and unrealized gain (loss) on investments	.88	(.78)	.59	1.19	(3.65)

Total from investment operations	.94	(.78)	.61	1.22	(3.58)

Less Distributions:	—	(.02)	(.05)	(.05)	(1.41)

Net Asset Value, end of year	$5.24	$4.30	$5.10	$4.54	$3.37

Total Return(a)	21.86%	(15.32)%	13.81%	36.44%	(50.49)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8.6	$7.2	$10.1	$11.1	$9.4
Ratios to average net assets(b):
Expenses	1.59%	1.61%	1.50%	1.39%	1.39%
Net investment income (loss)	1.16%	(.09%)	.39%	.70%	1.10%
Portfolio turnover rate	111%	118%	141%	89%	101%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the period.

(d)	Less than $.005.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	SP International Value Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.83	$6.87	$6.35	$4.95	$10.63

Income (Loss) From Investment Operations:
Net investment income	.16	.20	.12	.14	.18
Net realized and unrealized gain (loss) on investments	.80	(1.07)	.54	1.43	(4.27)

Total from investment operations	.96	(.87)	.66	1.57	(4.09)

Less Distributions:	(.17)	(.17)	(.14)	(.17)	(1.59)

Net Asset Value, end of year	$6.62	$5.83	$6.87	$6.35	$4.95

Total Return(a)	16.92%	(13.10)%	10.81%	32.35%	(44.06)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$124.8	$122.8	$211.5	$203.3	$238.5
Ratios to average net assets(b):
Expenses	1.13%	1.10%	1.05%	1.03%	1.02%
Net investment income	2.40%	2.02%	1.76%	1.82%	2.32%
Portfolio turnover rate	17%	19%	25%	67%	34%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.80	$7.74	$6.45	$4.58	$8.41

Income (Loss) From Investment Operations:
Net investment income	.06	.04	.03	.04	.04
Net realized and unrealized gain (loss) on investments	1.21	.13	1.28	1.87	(2.64)

Total from investment operations	1.27	.17	1.31	1.91	(2.60)

Less Distributions:	(.64)	(.11)	(.02)	(.04)	(1.23)

Net Asset Value, end of year	$8.43	$7.80	$7.74	$6.45	$4.58

Total Return(a)	16.88%	2.22%	20.43%	41.89%	(36.23)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$221.0	$210.8	$242.4	$142.3	$112.3
Ratios to average net assets(b):
Expenses	.67%	.64%	.70%	.71%	.68%
Net investment income	.73%	.39%	.69%	.66%	.55%
Portfolio turnover rate	44%	40%	73%	50%	59%

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.53	$7.48	$6.25	$4.44	$8.17

Income (Loss) From Investment Operations:
Net investment income (loss)	.04	— (c)	.01	.01	.01
Net realized and unrealized gain (loss) on investments	1.16	.13	1.24	1.81	(2.53)

Total from investment operations	1.20	.13	1.25	1.82	(2.52)

Less Distributions:	(.61)	(.08)	(.02)	(.01)	(1.21)

Net Asset Value, end of year	$8.12	$7.53	$7.48	$6.25	$4.44

Total Return(a)	16.44%	1.77%	19.96%	41.14%	(36.24)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$.4	$.3	$.3	$.3	$.2
Ratios to average net assets(b):
Expenses	1.07%	1.04%	1.10%	1.11%	1.08%
Net investment income (loss)	.38%	(.01)%	.24%	.25%	.15%
Portfolio turnover rate	44%	40%	73%	50%	59%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.86	$12.28	$9.79	$7.60	$12.22

Income (Loss) From Investment Operations:
Net investment income	.16	.07	.07	.07	.12
Net realized and unrealized gain (loss) on investments	1.74	(.41)	2.49	2.24	(3.47)

Total from investment operations	1.90	(.34)	2.56	2.31	(3.35)

Less Distributions:	(.06)	(.08)	(.07)	(.12)	(1.27)

Net Asset Value, end of year	$13.70	$11.86	$12.28	$9.79	$7.60

Total Return(a)	16.06%	(2.77)%	26.27%	30.80%	(30.50)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$179.6	$177.5	$232.7	$208.0	$202.2
Ratios to average net assets(b):
Expenses	1.01%	.99%	1.00%	1.00%	.98%
Net investment income	1.14%	.41%	.62%	.70%	1.17%
Portfolio turnover rate	39%	36%	39%	52%	56%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of the SP International Growth Portfolio, SP International Value Portfolio, SP Prudential U.S. Emerging Growth Portfolio, and SP Small Cap Value Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of The Prudential Series Fund, including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2012, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 20, 2013

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (45) No. of Portfolios Overseen: 92	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (63) No. of Portfolios Overseen: 92	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.).
Kay Ryan Booth (62) No. of Portfolios Overseen: 92	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (74) No. of Portfolios Overseen: 92	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
W. Scott McDonald, Jr., Ph.D. (75) No. of Portfolios Overseen: 92	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (71) No. of Portfolios Overseen: 92	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (62) No. of Portfolios Overseen: 92	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

E1

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
F. Don Schwartz (77) No. of Portfolios Overseen: 92	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.
Interested Trustees(1)
Robert F. O’Donnell (44) No. of Portfolios Overseen: 92	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008)	None.
Robert F. Gunia (66) No. of Portfolios Overseen: 92	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (47) Number of Portfolios Overseen: 92	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Timothy S. Cronin, 2011; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; Robert F. O’Donnell, 2012; F. Don Schwartz, 2003.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).
Valerie M. Simpson (53) Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President – Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (56) Assistant Treasurer	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Amanda S. Ryan, 2012; Andrew R. French, 2006; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert O’Donnell and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses of the portfolios, and the contract and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable life insurance contracts should call (800)778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced above, for variable life insurance contract owners.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800)778-2255.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy that you have chosen. Please refer to your variable life insurance prospectus to determine which portfolios are available to you.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STD U.S. POSTAGE PAID HARRISONBURG, VA PERMIT No. 250 ZIP CODE 22801

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239311-00001-00    PSF-AR-B-ILI

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT • DECEMBER 31, 2012

This report is one of several that provides financial information about certain investment choices available under variable life insurance contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of the annual report. Please refer to your variable life insurance contract prospectus to determine which supplements are applicable to you.

Make Life Easier with e-Delivery

You can stop receiving printed annual reports and start reviewing them online by using e-Delivery.

To receive your annual reports online, go to www.prudential.com/edelivery, or scan the code below.

Jennison 20/20 Focus Portfolio

The Prudential Series Fund Table of Contents	Annual Report	December 31, 2012

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2012

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

The Prudential Series Fund	January 31, 2013

The Prudential Series Fund, Jennison 20/20 Focus Portfolio	December 31, 2012

Investment Manager’s Report - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	11.04%	1.96%	9.75%
Portfolio: Class II	10.62	1.58	9.32
Russell 1000® Index	15.26	3.12	7.52
S&P 500 Index	15.99	1.66	7.10

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the Jennison 20/20 Focus Portfolio’s Class I shares returned 11.04% and Class II shares returned 10.62%.

The Jennison 20/20 Focus Portfolio is subadvised by Jennison Associates LLC. The Portfolio’s investment objective is long-term growth of capital.

Information technology accounted for the two leading individual contributors overall, with Apple having the greatest positive impact followed by Salesforce.com. Lululemon Athletica and Amazon (consumer discretionary holdings) were also among the largest individual contributors overall. In industrials, another source of relative strength, Precision Castparts, had the largest beneficial impact.

Stock selection in healthcare and financials was the Portfolio’s greatest source of relative weakness. In financials, Goldman Sachs Group weighed on returns the most and was the largest individual detractor. The healthcare company Shire also had a notable negative impact. Although stock picking in information technology was generally strong, several information technology companies were major detractors, including Google, Broadcom, and International Business Machines.

Stock selection in most sectors, and particularly in consumer discretionary, telecommunication services, and materials, had a negative impact on relative returns. An underweight position in financials and an overweight position in materials further weakened relative performance. In financials, it was the absence from the Portfolio of several key index contributors, most notably Bank of America and JPMorgan Chase, that hurt relative performance most.

Positions in Staples and International Game Technology had the largest negative impact in consumer discretionary. In telecommunications services, NII Holdings, which has been converting to 3G services in Latin America and was hurt by price competition and adverse exchange rates, was the main source of weakness.

Stock selection in energy and healthcare helped relative performance the most. Suncor Energy was a major contributor in energy while in healthcare, Mylan was the strongest pick. Despite detrimental stock selection in consumer discretionary, an overweight position in the sector was highly beneficial and the consumer sectors provided the largest share of absolute returns to the value part of the Portfolio. Important contributors in the consumer sectors included media companies Comcast and Liberty Global, and the food products company Bunge. The manager benefited from an underexposure to the utilities sector.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment advisor and a Prudential Financial company.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2012

Jennison 20/20 Focus
Five Largest Holdings	(% of Net Assets	)
Mastercard, Inc. (Class A Stock)	3.4%
Apple, Inc.	3.3%
Precision Castparts Corp.	3.1%
Tyson Foods, Inc. (Class A Stock)	3.0%
Liberty Global, Inc. Ser. C	2.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors/Industries are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2012

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$1,086.60	0.83%	$4.35
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22
Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$1,085.00	1.23%	$6.45
	Hypothetical	$1,000.00	$1,018.95	1.23%	$6.24

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2012, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 7.9%
Boeing Co. (The)	68,835	$5,187,406
Precision Castparts Corp.	35,362	6,698,270
TransDigm Group, Inc.	36,786	5,016,139

		16,901,815

Biotechnology — 5.9%
Alexion Pharmaceuticals, Inc.*	46,385	4,351,377
Biogen Idec, Inc.*	28,791	4,222,776
Gilead Sciences, Inc.*	55,765	4,095,939

		12,670,092

Capital Markets — 1.5%
Morgan Stanley	171,084	3,271,126

Chemicals — 4.8%
Monsanto Co.	48,653	4,605,006
Mosaic Co. (The)	100,760	5,706,039

		10,311,045

Communications Equipment — 1.8%
JDS Uniphase Corp.*	289,556	3,920,588

Computers & Peripherals — 3.3%
Apple, Inc.	13,277	7,077,039

Electrical Equipment — 1.7%
AMETEK, Inc.	96,589	3,628,849

Electronic Equipment & Instruments — 2.4%
Flextronics International Ltd.*	835,443	5,188,101

Food Products — 8.1%
Bunge Ltd.	83,683	6,082,917
Mondelez International, Inc. (Class A Stock)	196,813	5,012,827
Tyson Foods, Inc. (Class A Stock)	325,264	6,310,122

		17,405,866

Healthcare Providers & Services — 2.6%
UnitedHealth Group, Inc.	100,471	5,449,547

Hotels, Restaurants & Leisure — 5.0%
Carnival Corp.	125,077	4,599,081
International Game Technology	425,334	6,026,983

		10,626,064

Insurance — 2.4%
MetLife, Inc.	155,337	5,116,801

Internet & Catalog Retail — 2.8%
Amazon.com, Inc.*	23,854	5,990,694

Internet Software & Services — 5.6%
Google, Inc. (Class A Stock)*	8,501	6,030,355
LinkedIn Corp. (Class A Stock)*	50,960	5,851,227

		11,881,582

IT Services — 5.8%
International Business Machines Corp.	27,743	5,314,171
Mastercard, Inc. (Class A Stock)	14,585	7,165,319

		12,479,490

Media — 2.9%
Liberty Global, Inc., Ser. C*	105,346	6,189,078

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining — 2.4%
Kinross Gold Corp.	515,590	$5,011,535

Oil, Gas & Consumable Fuels — 8.0%
Anadarko Petroleum Corp.	75,464	5,607,730
Cobalt International Energy, Inc.*	221,178	5,432,132
Suncor Energy, Inc.	185,835	6,128,838

		17,168,700

Pharmaceuticals — 7.5%
Allergan, Inc.	52,555	4,820,870
Mylan, Inc.*	205,797	5,655,302
Novo Nordisk A/S (Denmark), ADR	33,802	5,516,824

		15,992,996

Software — 5.4%
Microsoft Corp.	210,459	5,625,569
Salesforce.com, Inc.*(a)	35,164	5,911,068

		11,536,637

Specialty Retail — 5.1%
Inditex SA (Spain), ADR	204,585	5,836,810
TJX Cos., Inc.	120,550	5,117,348

		10,954,158

Textiles, Apparel & Luxury Goods — 4.7%
Lululemon Athletica, Inc.*(a)	60,997	4,649,801
Ralph Lauren Corp.	35,790	5,365,637

		10,015,438

Wireless Telecommunication Services — 1.2%
NII Holdings, Inc.*	361,496	2,577,466

TOTAL LONG-TERM INVESTMENTS (cost $170,222,201)		211,364,707

SHORT-TERM INVESTMENT — 6.5%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $13,933,258; includes $10,479,381 of cash collateral received for securities on loan) (Note 4)(b)(c)	13,933,258	13,933,258

TOTAL INVESTMENTS — 105.3% (cost $184,155,459)		225,297,965
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.3)%		(11,426,009)

NET ASSETS — 100.0%		$213,871,956

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,514,369; cash collateral of $10,479,381 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

SEE NOTES TO FINANCIAL STATEMENTS.

A1

JENNISON 20/20 FOCUS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$211,364,707	$—	$—
Affiliated Money Market Mutual Fund	13,933,258	—	—

Total	$225,297,965	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Food Products	8.1%
Oil, Gas & Consumable Fuels	8.0
Aerospace & Defense	7.9
Pharmaceuticals	7.5
Affiliated Money Market Mutual Fund (including 4.9% of collateral received for securities on loan)	6.5
Biotechnology	5.9
IT Services	5.8
Internet Software & Services	5.6
Software	5.4
Specialty Retail	5.1
Hotels, Restaurants & Leisure	5.0
Chemicals	4.8
Textiles, Apparel & Luxury Goods	4.7
Computers & Peripherals	3.3

Media	2.9%
Internet & Catalog Retail	2.8
Healthcare Providers & Services	2.6
Electronic Equipment & Instruments	2.4
Insurance	2.4
Metals & Mining	2.4
Communications Equipment	1.8
Electrical Equipment	1.7
Capital Markets	1.5
Wireless Telecommunication Services	1.2

105.3
Liabilities in excess of other assets	(5.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A2

JENNISON 20/20 FOCUS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments, at value including securities on loan of $10,514,369:
Unaffiliated investments (cost $170,222,201)	$211,364,707
Affiliated investments (cost $13,933,258)	13,933,258
Cash	83,872
Receivable for Series shares sold	170,372
Foreign tax reclaim receivable	42,854
Dividends and interest receivable	26,611
Prepaid expenses	2,978

Total Assets	225,624,652

LIABILITIES
Collateral for securities on loan	10,479,381
Payable for investments purchased	936,422
Management fee payable	135,342
Payable for Series shares repurchased	106,204
Accrued expenses and other liabilities	42,083
Distribution fee payable	32,630
Administration fee payable	19,708
Affiliated transfer agent fee payable	926

Total Liabilities	11,752,696

NET ASSETS	$213,871,956

Net assets were comprised of:
Paid-in capital	$131,325,473
Retained earnings	82,546,483

Net assets, December 31, 2012	$213,871,956

Class I:
Net asset value and redemption price per share, $59,112,462 / 3,709,836 outstanding shares of beneficial interest	$15.93

Class II:
Net asset value and redemption price per share, $154,759,494 / 9,937,926 outstanding shares of beneficial interest	$15.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $80,285)	$3,510,286
Affiliated income from securities loaned, net	31,463
Affiliated dividend income	13,726

3,555,475

EXPENSES
Management fee	2,566,978
Distribution fee—Class II	703,747
Administration fee—Class II	422,252
Shareholders’ reports	55,000
Custodian’s fees and expenses	54,000
Audit fee	20,000
Trustees’ fees	14,000
Legal fees and expenses	12,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 8)	815
Miscellaneous	11,093

Total expenses	3,879,885

NET INVESTMENT LOSS	(324,410)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	42,405,600
Foreign currency transactions	15

42,405,615

Net change in unrealized appreciation (depreciation) on investments	(14,083,567)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	28,322,048

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,997,638

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(324,410)	$(551,756)
Net realized gain on investment and foreign currency transactions	42,405,615	49,185,693
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(14,083,567)	(62,861,223)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,997,638	(14,227,286)

DISTRIBUTIONS:
Class I	(2,125,804)	(53,655)
Class II	(14,068,043)	—

TOTAL DISTRIBUTIONS	(16,193,847)	(53,655)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	41,176,954	121,911,715
Series shares issued in reinvestment of distributions	16,193,847	53,655
Series shares repurchased	(297,038,252)	(208,992,204)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(239,667,451)	(87,026,834)

TOTAL DECREASE IN NET ASSETS	(227,863,660)	(101,307,775)
NET ASSETS:
Beginning of year	441,735,616	543,043,391

End of year	$213,871,956	$441,735,616

SEE NOTES TO FINANCIAL STATEMENTS.

A3

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of eighteen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to Jennison 20/20 Focus Portfolio.

The Portfolio’s investment objective is long-term growth of capital.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolio in the preparation of its financial statements.

Securities Valuation:    The Series Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Series Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Series Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Series Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following each Portfolio’s Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Series Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

B1

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swap agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets

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and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) foreign currencies.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretions of discount on debt securities, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are changed directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Jennison 20/20 Focus Portfolio makes distributions, if any, at least annually. Distributions are recorded on the ex-date.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the “Subadviser”), under which Jennison provides investment advisory services for the Portfolio. PI pays for the services of the Subadviser, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolio bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the Portfolio’s average daily net assets.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of

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distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of .25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of .15% of the average daily net assets of the Class II shares.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolio has entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2012, brokerage commission recaptured under these agreements was $9,469.

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s security lending agent. For the year ended December 31, 2012, PIM was compensated $9,398 for these services by the Jennison 20/20 Focus Portfolio.

The Portfolio invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2012 were $242,756,885 and $488,606,364, respectively.

Note 6:	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life

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insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Transactions in shares of beneficial interest of the Jennison 20/20 Focus Portfolio were as follows:

Class I	Shares	Amount
Year ended December 31, 2012:
Series shares sold	237,364	$3,707,325
Series shares issued in reinvestment of distributions	144,416	2,125,804
Series shares repurchased	(615,968)	(9,659,767)

Net increase (decrease) in shares outstanding	(234,188)	$(3,826,638)

Year ended December 31, 2011:
Series shares sold	369,922	$5,796,412
Series shares issued in reinvestment of distributions	3,407	53,655
Series shares repurchased	(730,650)	(11,394,573)

Net increase (decrease) in shares outstanding	(357,321)	$(5,544,506)

Class II
Year ended December 31, 2012:
Series shares sold	2,411,811	$37,469,629
Series shares issued in reinvestment of distributions	975,593	14,068,043
Series shares repurchased	(19,641,828)	(287,378,485)

Net increase (decrease) in shares outstanding	(16,254,424)	$(235,840,813)

Year ended December 31, 2011:
Series shares sold	7,525,972	$116,115,303
Series shares repurchased	(12,435,137)	(197,597,631)

Net increase (decrease) in shares outstanding	(4,909,165)	$(81,482,328)

Note 8:	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of .08% of the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Portfolio utilized the SCA during the year ended December 31, 2012. The average daily balance for the 10 days that the Portfolio had loans outstanding during the period was $1,966,000, borrowed at a weighted average interest rate of 1.49%. At December 31, 2012, the Portfolio did not have an outstanding loan amount.

Note 9:	Ownership and Affiliates

As of December 31, 2012, all of Class I shares of the Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within

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those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

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Financial Highlights

	Class I
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.89	$15.55	$14.42	$9.18	$15.99

Income (Loss) From Investment Operations:
Net investment income	.05	.04	.05	.03	.06
Net realized and unrealized gain (loss) on investments	1.55	(.69)	1.08	5.26	(5.94)

Total from investment operations	1.60	(.65)	1.13	5.29	(5.88)

Less Distributions	(.56)	(.01)	—	(.05)	(.93)

Net Asset Value, end of year	$15.93	$14.89	$15.55	$14.42	$9.18

Total Return(a)	11.04%	(4.17)%	7.84%	57.83%	(39.15)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$59.1	$58.7	$66.8	$70.5	$46.7
Ratios to average net assets(b):
Expenses	.80%	.80%	.80%	.81%	.82%
Net investment income	.32%	.24%	.36%	.27%	.41%
Portfolio turnover rate	75%	83%	112%	106%	125%

	Class II
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.62	$15.31	$14.25	$9.06	$15.78

Income (Loss) From Investment Operations:
Net investment loss	(.03)	(.03)	(.01)	(.01)	—	(d)
Net realized and unrealized gain (loss) on investments	1.54	(.66)	1.07	5.20	(5.87)

Total from investment operations	1.51	(.69)	1.06	5.19	(5.87)

Less Distributions	(.56)	—	—	— (d)	(.85)

Net Asset Value, end of year	$15.57	$14.62	$15.31	$14.25	$9.06

Total Return(a)	10.62%	(4.51)%	7.44%	57.29%	(39.40)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$154.8	$383.0	$476.2	$284.9	$156.3
Ratios to average net assets(b):
Expenses	1.20%	1.20%	1.20%	1.21%	1.22%
Net investment loss	(.18)%	(.16)%	(.05)%	(.13)%	—	%(e)
Portfolio turnover rate	75%	83%	112%	106%	125%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding.

(d)	Less than $0.005 per share.

(e)	Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statement of assets and liabilities of the Jennison 20/20 Focus Portfolio (hereafter referred to as the “Portfolio”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2012, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2013

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INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (45) No. of Portfolios Overseen: 92	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (63) No. of Portfolios Overseen: 92	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.).
Kay Ryan Booth (62) No. of Portfolios Overseen: 92	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (74) No. of Portfolios Overseen: 92	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
W. Scott McDonald, Jr., Ph.D. (75) No. of Portfolios Overseen: 92	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (71) No. of Portfolios Overseen: 92	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (62) No. of Portfolios Overseen: 92	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

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Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
F. Don Schwartz (77) No. of Portfolios Overseen: 92	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.
Interested Trustees(1)
Robert F. O’Donnell (44) No. of Portfolios Overseen: 92	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008)	None.
Robert F. Gunia (66) No. of Portfolios Overseen: 92	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (47) Number of Portfolios Overseen: 92	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Timothy S. Cronin, 2011; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; Robert F. O’Donnell, 2012; F. Don Schwartz, 2003.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).
Valerie M. Simpson (53) Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President – Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (56) Assistant Treasurer	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Amanda S. Ryan, 2012; Andrew R. French, 2006; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert O’Donnell and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses of the portfolios, and the contract and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable life insurance contracts should call (800)778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced above, for variable life insurance contract owners.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800)778-2255.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy that you have chosen. Please refer to your variable life insurance prospectus to determine which portfolios are available to you.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	Presorted Standard U.S. Postage PAID Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239275-00001-00    PSF-AR-20/20 Focus-ILI

Item 2	– Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3	– Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4	– Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended December 31, 2012 and December 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $466,000 and $438,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	– Audit Committee of Listed Registrants – Not applicable.

Item 6	– Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	– Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	– Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	– Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:        The Prudential Series Fund

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. O’Donnell
Robert F. O’Donnell
President and Principal Executive Officer

Date:	February 21, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	February 21, 2013